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                                   UAM FUNDS
                      ACADIAN EMERGING MARKETS PORTFOLIO

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OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
                        Gordon M. Shone
                        Assistant Treasurer

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INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110
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ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street Boston, MA 02110
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CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
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LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103
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INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
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DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110
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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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                       [LOGO OF UAM FUNDS APPEARS HERE]

                                    ACADIAN

                                   EMERGING

                                    MARKETS

                                   PORTFOLIO

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                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder,

We are pleased to present the semi-annual report for the Acadian Emerging Markets Portfolio. This commentary covers the six months from November 1, 1996 to April 30, 1997, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

PORTFOLIO PERFORMANCE REVIEW

For the six months ended April 30, 1997, the Acadian Emerging Markets Portfolio returned 11.35%, versus 9.56% for the IFC Investable Index (the "Index"), a widely followed emerging markets benchmark.

ECONOMIC AND MARKET CONDITIONS

The world's emerging equity markets, as represented by the Index, had strong returns for the six months ended April 30, 1997. Latin American markets continued to lead the Index, dominated by the robust Brazilian market and additional double-digit returns in Argentina, Colombia, and Mexico. Emerging Asia was weaker, as Korea, the Philippines, and Thailand all posted negative returns. The Europe/Middle East/Africa region surged, with Greece, Hungary, and Turkey among the Index's best performing markets. In general, the emerging markets were very upbeat, as the large Latin American economies continued to come out of recession and the U.S. dollar remained strong.

INVESTMENT STRATEGY USED DURING THE FIRST HALF

Acadian continues to pursue its highly structured and disciplined approach to the emerging markets, using a database of information on over 60 emerging markets and 6000 stocks. Our emerging markets process emphasizes country selection but also examines a variety of factors at the stock level. Using proprietary dividend-discount models which evaluate each country's market in aggregate as well as aggregate-market price/earnings and price/book ratios, Acadian regularly ranks all emerging markets in its universe according to their relative attractiveness. Acadian's multi-factor valuation process is also applied at the stock level, identifying the most attractive stocks in each market.

As a result, the Portfolio was invested in 16 emerging equity markets, compared with 26 in the Index. Key overweightings were Greece, China, Brazil, Turkey, Korea, and Thailand, while key underweightings were South Africa, Taiwan, Mexico, and Malaysia.

The resulting Portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the Index. The Portfolio also had a somewhat smaller orientation than the Index, with more assets in the mid-size $1-$5 billion capitalization range, and fewer assets in the larger-size range of $5-$20 billion in capitalization.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian Emerging Markets Portfolio returned 11.35% for the six months ended April 30, 1997, versus a return of 9.56% for the Index. While stock selection was generally negative over the period, detracting 360 basis points of return relative to the Index, country selection outperformed by 530 basis points, resulting in a net outperformance of 170 basis points.

The Portfolio's performance during the six month period covered was enhanced by investments in:

 . GREECE: Greece was one of the top-performing emerging markets of the period, as the economy improved, the political situation stabilized, and the prospects for entering the European monetary union looked brighter. The Portfolio was overweighted in Greece, with the result that the country allocation added 80 basis points of benchmark-relative return. Value stock selection was also helped by the ebullient environment, with the result that stock selection contributed an additional 30 basis points for a total outperformance of 110 basis points.

 . MALAYSIA: The Portfolio was underweighted in Malaysia, which proved beneficial as Malaysia underperformed the Index as a whole. At the same time, Acadian's stock selection frameworks identified good opportunities in individual securities that performed better than the Malaysian market itself. The result was that both the country allocation and stock selection outperformed, adding a total of 180 basis points.

 . TURKEY: Turkey was another top-performing market overweighted by the Portfolio. The country allocation added 180 basis points. Stock selection underperformed slightly, detracting 110 basis points. Investors concentrated much of their attention on blue-chip companies, while smaller value stocks had somewhat lower returns as investors grew cautious over the likelihood of continued political turmoil in the Islamic-led government. The Turkish allocation had a net return that was 60 basis points above the benchmark.

The main investments detracting from the Portfolio's performance during the period covered were the following:

 . THAILAND: The Portfolio was moderately overweighted in Thailand, which detracted 150 basis points from return as this market fell on political infighting, a weak currency, and pessimistic expectations for 1997 economic growth. Stock selection also underperformed slightly, for a total impact of -170 basis points relative to the benchmark.

 . KOREA: The small overweighting in South Korea was negative for the Portfolio, detracting 120 basis points. Stock selection also underperformed in an atmosphere characterized by political and economic uncertainty, as a major steel company collapsed and widespread strikes broke out in protest of new labor laws. The total result was -140 basis points relative to the benchmark.

 . BRAZIL: The overweighting in Brazil was a positive for the Portfolio, adding
  160 basis points. However, stock selection underperformed by 230 basis points. The Portfolio held a number of telecommunications stocks whose performance was negatively impacted by investor fears about a government ruling that would delay price increases. The total result was -70 basis points relative to the benchmark.

CURRENT OUTLOOK

Emerging markets as a group are up comfortably into the double digits year to date, well ahead of their developed market counterparts. We continue to advocate the diversification advantages of this asset class, and would stress that even with recent gains these markets should continue to offer highly favorable valuation characteristics. While investors should carefully consider the higher level of volatility and risk in these markets, we strongly believe the emerging markets remain a critical asset class for investors seeking optimal portfolio diversification and the potential for strong long-term excess returns.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill G. Franklin

Churchill G. Franklin
Senior Vice President

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The IFC Investable Index is an unmanaged emerging markets index maintained by the International Finance Corporation. The index consists of 890 companies in 26 emerging equity markets, and is designed to measure more precisely the returns portfolio managers might receive from investment in emerging markets equity securities, by focusing on companies and markets that are legally and practically accessible to foreign investors.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's Prospectus.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (77.7%)
-------------------------------------------------------------------------------
ARGENTINA (4.8%)
 Astra Cia Argentina de Petro..........................     178,280 $   308,471
 Banco de Galicia y Buenos Aires S.A., Class B.........      70,069     423,280
 *Bansud S.A., Class B.................................       4,201      58,193
 Capex S.A., Class A...................................       8,500      84,163
 Central Puerto S.A., Class B..........................      78,000     249,638
 Cia Naviera Perez Companc, Class B....................     108,761     882,184
 Citicorp Equity Investments S.A., Class B.............      19,635     105,063
 Garovaglio y Zorraquin S.A............................      26,100      87,448
 *Indupa S.A...........................................      66,227      73,523
 Juan Minetti S.A......................................      23,902     111,161
 Molinos Rio de la Plata S.A., Class B.................      56,583     211,086
 Siderar S.A., Class A.................................       9,316      36,524
 Siderca S.A., Class A.................................     232,900     489,163
 Telecom Argentina S.A., Class B.......................      23,100     114,362
 Transportadora de Gas del Sur S.A., Class B...........     138,200     346,934
 YPF S.A., Class D.....................................      22,100     614,472
                                                                    -----------
                                                                      4,195,665
-------------------------------------------------------------------------------
BRAZIL (5.5%)
 Albarus S.A...........................................     212,000     159,488
 Alparagatas S.A.......................................     980,000      50,686
 Banco Itau S.A........................................      98,000      43,775
 Brahma................................................     305,172     209,494
 Brasilit S.A..........................................     229,250     319,061
 *Cia Acos Especiais-Acesita...........................  34,335,000      79,105
 Cia Antarctica Paulista-Industria.....................       1,400     164,566
 Cia Petroquimica Do Sul...............................   6,600,000     285,499
 Cia Siderurgica Nacional..............................  13,300,000     475,143
 Cia Vidraria Santa Marina.............................      37,000     107,862
 Cigarros Souza Cruz...................................      11,000      88,960
 Eletrobras............................................   2,000,000     904,645
 Light Participacoes S.A...............................   1,015,000     323,571
 Light Servicos Electricas.............................   1,000,000     415,648
 Mineracao da Trindade-Samitri.........................   4,735,500     146,955
 *Sociedade de Participacoes Cimente...................     131,000          --
 Santista Alimentos S.A................................     137,000     328,522

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
BRAZIL--(CONTINUED)
 *Serrana S.A..........................................     131,000 $    75,146
 Telebras..............................................   1,511,794     162,780
 Telecomunicacoes do Rio de Janeiro S.A................     600,000      95,355
 White Martins S.A.....................................     105,919     360,567
                                                                    -----------
                                                                      4,796,828
-------------------------------------------------------------------------------
CHINA (7.7%)
 Guangdong Electric Power Development Co., Ltd., Class
  B....................................................     202,000     227,139
 *Jilin Chemical Industrial Co., Ltd., Class H.........   1,500,000     222,696
 Maanshan Iron & Steel Co., Class H....................   3,380,000     741,802
 Qingling Motors Co., Class H..........................   1,510,000     828,492
 Shanghai Dajiang Group Co., Ltd., Class B.............     180,890      81,762
 Shanghai Dazhong Taxi Co., Class B....................     173,455     296,608
 Shanghai Haixing Shipping Co., Class H................   6,900,000   1,469,791
 Shanghai Jinqiao Export Processing Zone Development
  Co., Ltd., Class B...................................     281,000     228,172
 Shanghai Petrochemical Co., Ltd., Class H.............   2,850,000     706,429
 *Shanghai Shangling Electric Appliances Co., Ltd.,
  Class B..............................................     284,000      90,880
 *Shanghai Tyre & Rubber Co., Ltd., Class B............     500,000     313,000
 Shanghai Waigaoqiao Free Trade Zone Development Co.,
  Ltd., Class B........................................     353,360     236,044
 *Shanghai Yaohua Pilkington Glass Co., Ltd., Class B..     313,000     157,126
 *Shenzhen China Bicycle Co., Ltd., Class B............     624,000     306,120
 Tsingtao Brewing Co., Ltd., Class H...................     992,000     419,417
 Yizheng Chemical Fibre Co., Ltd., Class H.............   2,566,000     503,527
                                                                    -----------
                                                                      6,829,005
-------------------------------------------------------------------------------
GREECE (5.7%)
 Alpha Credit Bank.....................................      22,487   1,597,341
 Alpha Investment S.A..................................       1,600      24,452
 Commercial Bank of Greece S.A.........................      16,440     764,790
 Elais Olegiaous Co....................................       1,000      30,165
 Ergo Bank S.A.........................................      13,536     891,905
 Hellas Can Packaging Manufacturers....................       1,000      15,955
 Hellenic Bottling Co. S.A.............................      15,000     487,098
 Hellenic Technodomiki.................................       1,000      15,064
 Heracles General Cement Co. S.A.......................       4,700      75,501
 Intracom S.A..........................................       9,400     405,005
 Ionian Bank...........................................       2,616      69,310

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
GREECE--(CONTINUED)
 National Bank of Greece...............................       4,840 $   513,640
 Strintzis Lines.......................................       3,600      13,673
 Titan Cement Co.......................................       1,600     128,221
                                                                    -----------
                                                                      5,032,120
-------------------------------------------------------------------------------
HUNGARY (1.2%)
 *Danubius Hotels Rt...................................       5,300     168,346
 EGIS Rt...............................................       5,900     374,808
 *Fotex Rt Budapest....................................      33,000      25,435
 Gedeon Richter Ltd. GDS...............................       2,700     203,850
 *Pick Szeged Rt GDR...................................       2,100     126,537
 Primagaz Rt...........................................       2,475     170,106
                                                                    -----------
                                                                      1,069,082
-------------------------------------------------------------------------------
INDONESIA (3.0%)
 Argha Karya Prima Industry (Foreign)..................      55,000      29,436
 Argha Karya Prima Industry (Bonus Shares).............      18,333       9,812
 Astra International (Foreign).........................      43,200     158,287
 Bank Dagang Nasional (Foreign)........................     182,000     181,700
 Dharmaal Intiland (Foreign)...........................      41,500      61,080
 Gadjah Tunggal (Foreign)..............................     174,000      78,798
 Hanjaya Mandala Sampoerna (Foreign)...................      52,500     211,275
 Indah Kiat Pulp & Paper Co. (Foreign).................     356,776     290,092
 Indosat (Foreign).....................................      15,000      41,375
 *Inti Indorayon Utama (Foreign).......................      69,000      49,712
 Kalbe Farma (Foreign).................................      22,000      21,737
 Mayora Indah Co. (Foreign)............................      40,560      15,446
 Pabrik Kertas Tjiwi Kimia (Foreign)...................     218,517     224,904
 Polysindo Eka Perkasa (Foreign).......................     108,000      60,025
 Putra Surya Perkasa (Foreign).........................     515,500     509,345
 SMART Corp. (Foreign).................................      48,000      36,064
 Telekomunikasi Indonesia..............................     304,000     441,169
 Tempo Scan Pacific (Foreign)..........................      54,000     107,822
 United Tractors (Foreign).............................      20,500      61,188
                                                                    -----------
                                                                      2,589,267
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
KOREA (5.7%)
 Central Investment & Finance..........................       3,612 $    45,454
 Cheil Industrial, Inc.................................      14,500     190,618
 Commercial Bank of Korea..............................      31,000     145,596
 Daewoo Corp...........................................      27,100     177,520
 Dongbu Steel Co.......................................       3,960      69,411
 Hanjin Shipping Co., Ltd..............................       4,000      90,337
 *Hanjin Transportation Co.............................       2,123      42,460
 *Hyundai Engineering & Construction Co................       5,100     102,573
 Keum Kang Development Industries Co...................      14,400     195,775
 Korea Electric Power Corp. ADR........................      18,000     537,978
 Korea Exchange Bank...................................      57,000     368,899
 Korea Express (The) Co................................       8,365     201,136
 Korea Kumho Petrochemical Co..........................      16,000     114,157
 Korea Long Term Credit Bank...........................      11,550     150,539
 LG Electronics........................................      15,700     186,989
 LG International Corp.................................      22,000     153,258
 LG Metal..............................................      11,000     185,393
 Mando Machinery Corp..................................       2,100      68,191
 Samsung Corp..........................................      16,000     183,371
 Samsung Display Devices Co............................       4,000     186,966
 Samsung Electro-Mechanics Co..........................       9,000     182,023
 Samsung Electronics...................................       4,212     286,795
 Shinhan Investment & Finance..........................      16,115     371,184
 Shinsegae Department Store Co.........................       4,000     150,562
 Ssangyong Cement Co., Ltd.............................      12,000     128,090
 Ssangyong Oil Refining Co., Ltd.......................      10,300     207,157
 Tai Han Electric Wire Co..............................       6,700      90,337
 Tongyang Investment & Finance.........................       2,924      26,612
 Yuhan Corp............................................       1,349      67,450
 Yukong Ltd............................................       5,405      96,561
                                                                    -----------
                                                                      5,003,392
-------------------------------------------------------------------------------
MALAYSIA (10.4%)
 Affin Holdings Bhd....................................      69,000     166,315
 Angkasa Marketing Bhd.................................     103,000     130,494
 Arab Malaysian Corp. Bhd..............................      55,000     227,888

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Austral Enterprises Bhd. .............................     181,000 $   328,829
 Bandar Raya Developments Bhd. ........................     175,000     257,968
 Boustead Holdings Bhd.................................     132,000     289,243
 Cement Industries of Malaysia Bhd. ...................      60,000     164,940
 Commerce Asset Holding Bhd. ..........................      60,000     358,566
 Datuk Keramat Holdings Bhd. ..........................     171,000     264,335
 Dunlop Estates Bhd. ..................................     105,000     155,617
 Edaran Otomobil Nasional Bhd. ........................      55,000     519,323
 Golden Hope Plantations Bhd. .........................     173,000     274,319
 Guinness Anchor Bhd. .................................      87,000     192,370
 Guthrie Ropel Bhd.  ..................................      79,000     142,263
 Hicom Holdings Bhd. ..................................      88,000     194,582
 Highlands & Lowlands Bhd. ............................     160,000     253,705
 Ho Hup Construction Co. Bhd. .........................      44,000     131,474
 IOI Properties Bhd. ..................................      67,000     160,159
 Kuala Lumpur Kepong Bhd. .............................      51,000     132,072
 Kulim (Malaysia) Bhd. ................................     176,000     354,104
 Kwong Yik Bank........................................      87,000     305,020
 LARUT Consolidated Bhd. ..............................      96,000     100,590
 Lion Land Bhd. .......................................     141,000     139,315
 MBF Capital Bhd. .....................................     287,000     425,355
 Malaysian Airline System Bhd..........................      97,000     214,482
 Malaysian Industrial Development Finance Bhd..........     142,000     193,482
 Malaysian Oxygen Bhd. ................................      17,000      83,984
 Multi-Purpose Holdings Bhd............................     193,000     315,259
 Negara Properties (Malaysia) Bhd. ....................      36,000     146,295
 *Pan Pacific Asia Bhd. ...............................      35,000      83,665
 Perlis Plantations Bhd. ..............................      61,750     184,512
 Perusahaan Otomobil Nasional Bhd......................      66,000     394,422
 Petronas Dagangan Bhd.................................     101,000     225,339
 Petronas Gas Bhd......................................      35,000     121,315
 Pilecon Engineering Bhd...............................      53,000      73,482
 Shangri-La Hotels Malaysia Bhd. ......................      89,000      90,418
 Sime Darby Bhd........................................     141,000     435,358
 *Southern Bank Bhd., Class A..........................      33,500      78,745

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MALAYSIA--(CONTINUED)
 Southern Steel Bhd....................................      58,000 $   147,888
 Telekom Malaysia Bhd. ................................      26,000     182,311
 Westmont Industries Bhd...............................     214,000     271,123
 Wing Tiek Holdings Bhd................................      94,000     224,701
                                                                    -----------
                                                                      9,135,627
-------------------------------------------------------------------------------
MEXICO (9.0%)
 Apasco S.A. de C.V., Class A..........................      51,000     301,813
 Carso Global Telecom, Class A.........................      80,000     248,300
 Cemex S.A., Class B...................................      13,837      50,700
 Cemex S.A. CPO........................................     210,000     687,484
 Cifra S.A. de C.V., Class A...........................      51,700      77,986
 Cifra S.A. de C.V., Class B...........................     202,700     311,375
 Cifra S.A. de C.V., Class C...........................     220,000     337,396
 Coca-Cola Femsa S.A., Class L.........................      64,000     224,830
 Controladora Comercial Mexicana S.A. de C.V...........     358,000     270,461
 Empresas ICA Sociedad Controladora....................      34,800     517,049
 Fomenta Economico Mexicano S.A. de C.V., Class B......     101,800     480,672
 Grupo Carso S.A. de C.V., Series A1...................      80,000     461,345
 Grupo Casa Autrey S.A. de C.V.........................     110,000     192,244
 Grupo Celanese S.A., Class B1.........................     200,000     453,286
 Grupo Financiero Inbursa S.A. de C.V., Class B........      27,791      95,180
 *Grupo Industrial Bimbo S.A. de C.V., Class A.........      22,000     138,504
 *Grupo Industrial Maseca, Class B.....................     239,000     233,523
 *Grupo Mexico S.A., Class B...........................      48,000     166,205
 *Grupo Televisa S.A. CPO..............................      30,600     353,699
 *Industrias Penoles S.A...............................      78,000     365,349
 Telefonos de Mexico S.A. de C.V., Class L.............     885,300   1,834,807
 Transportacion Maritima Mexicana S.A. de C.V., Class
  L....................................................       8,000      41,954
                                                                    -----------
                                                                      7,844,162
-------------------------------------------------------------------------------
PHILIPPINES (1.6%)
 First Philippine Holdings Corp., Class B..............      42,450      74,106
 JG Summit Holding, Inc. ..............................     414,700      99,150
 Manila Electric Co. ..................................      97,342     605,848
 Petron Corp...........................................     806,500     296,890

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHILIPPINES--(CONTINUED)
 Philippine Long Distance Telephone Co.................       4,600 $   262,732
 San Miguel Corp., Class B.............................       2,600       7,499
 SM Prime Holdings, Inc................................     149,800      39,227
                                                                    -----------
                                                                      1,385,452
-------------------------------------------------------------------------------
PORTUGAL (3.0%)
 Banco Comercial Portugues S.A.........................      17,767     270,430
 Banco Espirito Santo e Comercial de Lisboa............      18,840     371,186
 Banco Portugues de Investimento (Registered)..........      12,352     186,445
 Banco Totta & Acores, Class B (Registered)............       4,690      65,559
 Cimpor Cimentos de Portugal S.A.......................       1,900      40,877
 Corticeira Amorim S.A.................................      16,000     156,006
 Credito Predial Portugues.............................       9,800      86,646
 *Empresa Fabril de Maquinas Electricicas..............       4,800      37,414
 *Estabelecimentos Jeronimo Martins & Filho SGPS S.A. .       7,598     454,551
 *Inparsa-Industria e Participacoes SGPS S.A...........       6,000      50,909
 *Modelo Continente SGPS S.A...........................       3,200     108,329
 *Portugal Telecom S.A. (Registered)...................      11,842     436,309
 *Sonae Industria e Investimento.......................      12,000     394,501
                                                                    -----------
                                                                      2,659,162
-------------------------------------------------------------------------------
SOUTH AFRICA (10.3%)
 Allied Electronics Corp., Ltd.........................      40,600      70,331
 Anglo-American Industrial Corp., Ltd..................       8,000     348,257
 Anglo-American Gold Investment Co., Ltd...............       1,200      80,652
 Anglovaal Industries Ltd..............................      20,467      90,709
 *Avgold Ltd...........................................      34,869      56,010
 Barlow Ltd............................................      43,900     483,937
 Driefontein Consolidated Ltd..........................      27,400     229,618
 East Rand Gold & Uranium Co., Ltd.....................      17,000      26,963
 *Eastvaal Gold Holdings Ltd...........................     136,100     180,038
 Edgars Stores Ltd.....................................       2,900      74,865
 Ellerine Holdings Ltd.................................      17,510     110,301
 Free State Consolidated Gold Mines Ltd................      10,800      72,891
 Foodcorp Ltd..........................................       4,430      32,193
 *Harmony Gold Mining Co., Ltd.........................       9,500      64,651

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SOUTH AFRICA--(CONTINUED)
 Johannesburg Consolidated..............................      34,000 $   457,030
 Kloof Gold Mining Co., Ltd.............................      29,500     204,409
 LibLife Strategic Investments Ltd......................     121,850     463,277
 Liberty Life Association of Africa Ltd.................       9,400     262,756
 Malbak Ltd.............................................      39,500      63,982
 Murray & Roberts Holdings Ltd..........................      75,500     235,247
 Nedcor Ltd.............................................      49,000     997,638
 New Clicks Holdings Ltd................................      14,916      17,114
 Pick'n Pay Stores Ltd..................................      27,300      37,465
 Pick'n Pay Stores Ltd., Class N........................      54,600      66,331
 Polfin Ltd.............................................      46,600      83,870
 Premier Group (The) Ltd................................     101,090     156,923
 Randfontein Estates Gold Mining Co., Ltd...............       4,000      14,668
 Rembrandt Group Ltd....................................      61,300     645,408
 Safmarine & Rennies Holdings Ltd.......................      39,900     110,409
 Sappi Ltd..............................................      36,100     314,301
 Sasol Ltd..............................................      83,300   1,068,189
 South African Breweries Ltd............................      13,400     394,916
 South African Druggists Ltd............................       6,514      54,585
 South African Iron & Steel Industrial Corp., Ltd.......     218,600     151,471
 Standard Bank Investment Corp., Ltd....................      13,400     616,490
 Sun International (South Africa) Ltd...................     251,200     158,236
 Toyota South Africa Ltd................................      16,700      98,434
 Vaal Reefs Exploration & Mining Co., Ltd...............       1,100      65,332
 Western Areas Gold Mining Ltd..........................       5,200      46,794
 Western Deep Levels Ltd................................       1,300      32,171
 Wooltru Ltd., Class N..................................      49,300     241,232
                                                                     -----------
                                                                       8,980,094
--------------------------------------------------------------------------------
SRI LANKA (0.8%)
 *Asian Hotels Ltd......................................      25,600       6,059
 Blue Diamond Jewelry World.............................     152,542      29,658
 Development Finance Corp. of Ceylon....................      48,400     225,021
 Hayleys Ltd............................................      33,000     128,318
 John Keells Holdings Ltd...............................      35,525     136,334

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
SRI LANKA--(CONTINUED)
 National Development Bank.............................       7,100 $    28,808
 Sampath Bank Ltd......................................     105,000     117,160
                                                                    -----------
                                                                        671,358
-------------------------------------------------------------------------------
THAILAND (7.1%)
 Advanced Info Service Public Co., Ltd. (Foreign)......      56,200     382,986
 Asia Credit Co., Ltd. (Foreign).......................      32,000     115,773
 *Bangchak Petroleum Public Co., Ltd. (Foreign)........      80,800      54,135
 *Bangkok Expressway Public Co., Ltd. (Foreign)........     284,500     304,977
 Bangkok Metropolitan Bank Public Co., Ltd. (Foreign)..      71,600      21,930
 Bank of Ayudhya Ltd. (Foreign)........................     164,650     422,341
 BEC World Public Co., Ltd. (Foreign)..................      25,900     237,980
 *Ch. Harnchang Public Co., Ltd. (Foreign).............      48,900     135,729
 Dhana Siam Finance & Securities Public Co., Ltd. (For-
  eign)................................................     200,000     235,452
 Electricity Generating Public Co., Ltd. (Foreign).....      58,400     156,508
 First Bangkok City Bank Ltd. (Foreign)................     272,600     226,993
 General Finance & Securities Co. plc (Foreign)........      41,500      38,132
 Italian-Thai Development Corp. (Foreign)..............      16,300      54,916
 Krung Thai Bank plc (Foreign).........................     482,730     605,261
 Krungthai Thanakit plc (Foreign)......................      66,200      67,163
 Land and House Co., Ltd. (Foreign)....................      42,200     120,364
 Multi Credit Corp. (Foreign)..........................      10,800       7,649
 National Finance & Securities Co., Ltd. (Foreign).....     286,900     354,231
 Nava Finance & Securities Public Co., Ltd. (Foreign)..     167,300     112,088
 *NTS Steel Groups Co., Ltd. (Foreign).................      48,700       8,017
 *PTT Exploration & Production (Foreign)...............      19,800     253,185
 Precious Shipping plc (Foreign).......................      26,700      71,554
 Robinson Department Store (Foreign)...................      50,000      47,856
 Samart Corp. plc (Foreign)............................      29,600     112,757
 Securities One Public Co., Ltd. (Foreign).............      24,400      26,156
 Shinawatra Satellite Public Co., Ltd. (Foreign).......      94,600     110,463
 Siam City Bank Public Co., Ltd. (Foreign).............      44,000      35,796
 Siam City Cement Co., Ltd. (Foreign)..................      11,700     313,553
 Siam Commercial Bank Co., Ltd. (Foreign)..............      86,700     507,852
 Siam Makro Public Co., Ltd. (Foreign).................      41,700      91,798

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
THAILAND--(CONTINUED)
 Sitca Investment & Securities Co. (Foreign)...........         700 $       422
 *TelecomAsia Corp. Public Co., Ltd. (Foreign).........     101,700     154,769
 Thai Airways International Ltd........................     161,200     234,518
 *Thai Petrochemical Industry Public Co., Ltd. (For-
  eign)................................................     306,700     302,355
 *Thai Telephone & Communication Public Co., Ltd. (For-
  eign)................................................     126,450      77,458
 United Communication Industry (Foreign)...............      32,200     200,942
                                                                    -----------
                                                                      6,204,059
-------------------------------------------------------------------------------
TURKEY (0.9%)
 Aksa Akrilik Kimya Sanayii AS.........................     466,678      56,824
 Altinyildiz Mensucat Ve Konfeksiyon Fabrikalari AS....     138,000      18,585
 Cimentas AS...........................................     481,068      65,676
 Eregli Demir Ve Celik Fabrikalari TAS.................   2,370,000     231,736
 Finans Bank AS........................................   3,093,254      36,523
 Guney Biracilik Ve Malt Sanayii.......................     197,750      13,426
 *Kartonsan Kart Sanayi Ve Ticaret AS..................     210,000      19,371
 Marshall Boya Ve Vernik Sanayii.......................     163,000      22,854
 Netas Telekomunik.....................................     646,000     178,769
 Tat Konserve Sanayii AS...............................     601,999     107,730
 *Turk Hava Yollari A.O................................          69          16
 *Turk Sise Ve Cam Fabrikalari.........................           1          --
 Turkiye Tutunculer Bankasi............................           2          --
                                                                    -----------
                                                                        751,510
-------------------------------------------------------------------------------
VENEZUELA (1.0%)
 Electricidad de Caracas...............................     611,688     664,657
 *Manufacturas Textiles................................      91,080       7,394
 Siderurgica Venezolana Sivensa........................       1,528       4,294
 Siderurgica Venezolana Sivensa, Class A...............     168,000      49,484
 Sudamtex de Venezuela, Class B........................     236,313      19,430
 Venepal S.A., Class B.................................      31,183       5,777
 Venezolana de Cementos................................      45,084     114,962
                                                                    -----------
                                                                        865,998
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $65,596,757).................              68,012,781
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
PREFERRED STOCKS (13.3%)
--------------------------------------------------------------------------------
BRAZIL (13.3%)
 Aracruz Celulose S.A., Class B.........................     191,700 $   360,542
 Banco Bradesco.........................................  74,097,003     613,178
 Banco Itau.............................................   1,118,000     604,523
 Bombril S.A............................................  26,400,000     384,803
 Brahma.................................................     830,909     565,321
 Brasmotor S.A..........................................   1,100,000     263,777
 *Cevel Alimentos S.A...................................  20,000,000     204,062
 *Cia Acos Especiais Itabira............................  19,740,000      46,408
 Cia Brasil Petroleo Ipiranga...........................  26,700,000     415,540
 Cia Brasileira de Frigorificos.........................     272,000     163,701
 Cia Brasileira de Petroleo Ipiranga....................  30,600,000     489,186
 Cia Cimento Portland Itau..............................   1,100,000     387,907
 *Cia Energetica de Minas Gerais........................  15,600,000     711,345
 *Cia Energetica de Sao Paulo...........................   3,900,000     207,213
 *Cia Siderurgica Paulista-Cosipa, Class B..............     138,000      94,734
 Cia Siderurgica Riograndense S.A.......................  18,836,969     540,274
 Cia Siderurgica Tubarao, Class B.......................  12,300,000     172,922
 Cia Vale do Rio Doce...................................      19,960     508,667
 Copene Petroquimica do Nordeste S.A., Class A..........     490,000     171,873
 Eletrobras, Class B....................................     945,602     441,056
 Fertilizantes Fosfatados............................... 109,300,000     472,804
 Globex Utilidades S.A..................................       6,000     107,203
 IKPC--Industrias Klabin de Papel E Celulose S.A........     201,000     207,918
 *Iochpe Maxion S.A.....................................     310,000      25,945
 Itausa Investimentos Itau S.A..........................     800,000     677,074
 Mineracao da Trindade-Samitri..........................   3,003,000      96,297
 Petrobras..............................................   1,358,666     285,557
 Petrobras Distribuidora S.A............................  11,250,000     211,585
 Refinaria de Petroleo Ipiranga.........................  16,800,000     142,185
 Ripasa S.A.............................................     264,000      79,443
 Sadia Concordia S.A....................................     215,000     183,985
 Telebras...............................................   3,680,060     422,165
 Telepar................................................     150,000     102,972
 Telesp S.A.............................................   3,309,559     939,897

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES      VALUE+
--------------------------------------------------------------------------------
PREFERRED STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
BRAZIL--(CONTINUED)
 Uniao de Industrias Pertoquimicas S.A., Class B........     191,875 $    73,979
 Usiminas............................................... 225,200,000     266,835
                                                                     -----------
                                                                      11,642,876
--------------------------------------------------------------------------------
KOREA (0.0%)
 LG Chemical Ltd........................................       5,300      25,726
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS (COST $9,192,030)................              11,668,602
--------------------------------------------------------------------------------
                                                           NO. OF
                                                           RIGHTS
--------------------------------------------------------------------------------
RIGHTS (0.2%)
--------------------------------------------------------------------------------
GREECE (0.2%)
 *Alpha Credit Bank.....................................      17,990     139,673
--------------------------------------------------------------------------------
THAILAND (0.0%)
 *Bangkok Metropolitan Bank.............................      15,911          --
--------------------------------------------------------------------------------
VENEZUELA (0.0%)
 *Siderurgica Venezolana Sivensa........................      58,800          --
--------------------------------------------------------------------------------
TOTAL RIGHTS (COST $0)..................................                 139,673
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT      VALUE+
--------------------------------------------------------------------------------
CONVERTIBLE DEBENTURE (0.1%)
--------------------------------------------------------------------------------
MALAYSIA (0.1%)
 Multi-Purpose Holdings Bhd., 3.00%, 1/13/02 (COST
  $77,566)............................................. MYR  193,000 $    71,895
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (7.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.8%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $6,864,991,
  collateralized by $6,903,298 of various U.S. Treasury
  Notes, 4.75%-6.125% due from 8/31/98-10/31/98, valued
  at $6,869,515 (COST $6,864,000)......................   $6,864,000   6,864,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (COST $81,730,353) (a).......               86,756,951
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%)....................                  800,446
--------------------------------------------------------------------------------
NET ASSETS (100%)......................................              $87,557,397
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
ADR American Depositary Receipt
GDR Global Depositary Receipt
GDS Global Depositary Shares
MYR Malaysian Ringgit
(a) The cost for federal income tax purposes was $81,730,353. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $5,026,598. This consisted of aggregate gross unrealized appreciation for all securities of $17,343,425 and aggregate gross unrealized depreciation for all securities of $12,316,827.

   The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

At April 30, 1997 sector diversification of the Portfolio was as follows:

                                                              % OF
                                                              NET      MARKET
SECTOR DIVERSIFICATION                                       ASSETS     VALUE
--------------------------------------------------------------------------------
Agriculture................................................    1.6%  $ 1,399,601
Automotive.................................................    2.6     2,305,436
Banks......................................................    9.7     8,480,579
Beverages, Food & Tobacco..................................    5.3     4,614,290
Building Materials.........................................    1.4     1,192,493
Building Related...........................................    0.2       204,062
Capital Equipment..........................................    0.5       424,500
Chemicals..................................................    4.1     3,569,691
Construction...............................................    3.2     2,824,448
Consumer Durables..........................................    0.8       715,300
Electronics................................................    1.3     1,089,618
Energy.....................................................    4.8     4,169,937
Entertainment & Leisure....................................    0.2       158,236
Financial Services.........................................    8.5     7,453,712
Forest Products & Paper....................................    0.7       647,903
Holding Company............................................    7.7     6,773,939
Home Furnishings & Appliances..............................    0.1        90,880
Industrial.................................................    0.8       677,468
Insurance..................................................    0.3       262,756
Iron & Steel...............................................    1.3     1,146,163
Lodging & Restaurants......................................    0.3       264,824
Machinery..................................................     --        25,945
Manufacturing..............................................    1.9     1,697,806
Metals.....................................................    2.7     2,370,259
Mining.....................................................    1.2     1,074,197
Multi-Industry.............................................    1.8     1,581,076
Oil & Gas..................................................    1.7     1,440,189
Paper & Packaging..........................................    1.1       920,112
Pharmaceuticals............................................    1.1     1,000,759
Real Estate................................................    2.2     1,897,969
Repurchase Agreement.......................................    7.8     6,864,000
Retail.....................................................    3.4     2,999,724
Services...................................................    0.5       422,234
Telecommunications.........................................    8.0     7,016,901
Textiles & Apparel.........................................    0.4       345,482
Transportation.............................................    3.4     2,985,801
Utilities..................................................    6.5     5,648,661
--------------------------------------------------------------------------------
 Total Investments.........................................   99.1%  $86,756,951
Other Assets and Liabilities (Net).........................    0.9       800,446
--------------------------------------------------------------------------------
 Net Assets................................................  100.0%  $87,557,397
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $81,730,353).......................... $86,756,951
 Foreign Currency, at Value (Cost $803,400)........................     781,658
 Dividends Receivable..............................................     364,898
 Foreign Withholding Tax Reclaim Receivable........................       1,231
 Interest Receivable...............................................         991
 Deferred Organization Costs--Note A...............................         626
 Other Assets......................................................         789
-------------------------------------------------------------------------------
  Total Assets.....................................................  87,907,144
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Custodian Fees--Note D................................     247,780
 Payable for Investment Advisory Fees--Note B......................      67,070
 Payable for Administrative Fees--Note C...........................      12,330
 Payable for Shares Redeemed.......................................       5,339
 Payable to Custodian..............................................       3,440
 Payable for Directors' Fees--Note G...............................         785
 Payable for Account Services Fees--Note F.........................          16
 Other Liabilities.................................................      12,987
-------------------------------------------------------------------------------
  Total Liabilities................................................     349,747
-------------------------------------------------------------------------------
NET ASSETS......................................................... $87,557,397
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $78,997,363
 Undistributed Net Investment Income...............................     598,024
 Accumulated Net Realized Gain.....................................   2,958,271
 Unrealized Appreciation...........................................   5,003,739
-------------------------------------------------------------------------------
NET ASSETS......................................................... $87,557,397
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   6,574,417
 Net Asset Value, Offering and Redemption Price Per Share..........      $13.32
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends........................................................... $1,273,030
 Interest............................................................     76,502
 Less Foreign Taxes Withheld.........................................    (47,106)
---------------------------------------------------------------------------------
  Total Income.......................................................  1,302,426
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B....................................    386,646
 Custodian Fees--Note D..............................................    135,260
 Administrative Fees--Note C.........................................     64,070
 Printing Fees.......................................................      8,317
 Registration and Filing Fees........................................      7,544
 Audit Fees..........................................................      7,434
 Legal Fees..........................................................      1,979
 Directors' Fees--Note G.............................................      1,359
 Amortization of Organizational Costs--Note A........................        277
 Account Services Fees--Note F.......................................         16
 Other Expenses......................................................      7,667
---------------------------------------------------------------------------------
  Total Expenses.....................................................    620,569
 Expense Offset--Note A..............................................        --
---------------------------------------------------------------------------------
  Net Expenses.......................................................    620,569
---------------------------------------------------------------------------------
NET INVESTMENT INCOME................................................    681,857
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.........................................................  3,055,036
 Foreign Exchange Transactions.......................................    (65,931)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSAC-
 TIONS...............................................................  2,989,105
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.........................................................  4,236,030
 Foreign Exchange Translations.......................................     10,390
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION.............  4,246,420
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS............  7,235,525
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................. $7,917,382
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED        YEAR
                                                          APRIL 30,      ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   681,857  $   710,560
 Net Realized Gain.....................................    2,989,105       62,405
 Net Change in Unrealized Appreciation/Depreciation....    4,246,420    2,004,764
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    7,917,382    2,777,729
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (689,960)     (60,888)
 Net Realized Gain.....................................     (195,793)    (182,665)
----------------------------------------------------------------------------------
  Total Distributions..................................     (885,753)    (243,553)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   11,720,674   36,059,283
   --In Lieu of Cash Distributions.....................      855,408      241,843
 Redeemed..............................................   (1,699,609)  (3,130,062)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........   10,876,473   33,171,064
----------------------------------------------------------------------------------
 Total Increase........................................   17,908,102   35,705,240
Net Assets:
 Beginning of Period...................................   69,649,295   33,944,055
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $598,024
  and $606,127, respectively)..........................  $87,557,397  $69,649,295
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      888,958    2,951,393
  In Lieu of Cash Distributions........................       73,049       22,372
  Shares Redeemed......................................     (131,967)    (251,153)
----------------------------------------------------------------------------------
                                                             830,040    2,722,612
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN EMERGING MARKETS PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED          YEARS ENDED
                           APRIL 30,        OCTOBER 31,             JUNE 17, 1993***
                             1997      --------------------------    TO OCTOBER 31,
                          (UNAUDITED)   1996     1995       1994          1993
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 12.12    $ 11.23  $ 14.00    $11.34        $10.00
------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................       0.11       0.13     0.05     (0.03)        (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................       1.24       0.84    (2.82)     2.74          1.35
------------------------------------------------------------------------------------
  Total from Investment
   Operations...........       1.35       0.97    (2.77)     2.71          1.34
------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..      (0.12)     (0.02)     --        --            --
 Net Realized Gain......      (0.03)     (0.06)     --      (0.05)          --
------------------------------------------------------------------------------------
  Total Distributions...      (0.15)     (0.08)     --      (0.05)          --
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 13.32    $ 12.12  $ 11.23    $14.00        $11.34
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
TOTAL RETURN............      11.35%**    8.72%  (19.79)%+  23.97%+       13.40%+**
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......    $87,557    $69,649  $33,944    $5,558        $3,927
Ratio of Expenses to
 Average Net Assets.....       1.60%*     1.79%    1.78%     2.07%         2.43%*
Ratio of Net Investment
 Income (Loss) to Aver-
 age Net Assets.........       1.76%*     1.29%    0.86%    (0.25)%       (0.37)%*
Portfolio Turnover Rate.         11%        11%      21%        9%            2%
Average Commission Rate
 #......................    $0.0001    $0.0004      N/A       N/A           N/A
------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..        N/A        N/A  $  0.02    $ 0.12        $ 0.04
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................       1.60%*     1.79%    1.77%      N/A           N/A
------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived during the periods indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                      ACADIAN EMERGING MARKETS PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian Emerging Markets Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation was made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

                      ACADIAN EMERGING MARKETS PORTFOLIO

  U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and deferred organization costs.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular

                      ACADIAN EMERGING MARKETS PORTFOLIO
  portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 2.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $64,070 from the Portfolio as Administrator of which $40,871 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after

                      ACADIAN EMERGING MARKETS PORTFOLIO
the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $12,574,749 and sales of $8,736,661 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 79.3% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of Capital shares held for less than 90 days in the Portfolio. For the six months ended April 30, 1997, such redemption fees totaled approximately $6,500.

At April 30, 1997, the net assets of the Portfolio were substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

--------------------------------------------------------------------------------
                                  UAM FUNDS
                        ACADIAN INTERNATIONAL EQUITY
                                  PORTFOLIO
--------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer                             William H. Park
Director, President                          Vice President
and Chairman

John T. Bennett, Jr.                         Michael E. DeFao
Director                                     Secretary

Philip D. English                            Karl O. Hartmann
Director                                     Assistant Secretary

William A. Humenuk                           Gary L. French
Director                                     Treasurer

Peter M. Whitman, Jr.                        Robert R. Flaherty
Director                                     Assistant Treasurer

                                             Gordon M. Shone
                                             Assistant Treasurer
--------------------------------------------------------------------------------
INVESTMENT ADVISER
 Acadian Asset Management, Inc.
 Two International Place
 Boston, MA 02110
--------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
--------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
--------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
--------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
--------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
--------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]

                                   UAM Funds

                                   ACADIAN
                                INTERNATIONAL
                               EQUITY PORTFOLIO

--------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder,

We are pleased to present the semi-annual report for the Acadian International Equity Portfolio. This commentary covers the six months from November 1, 1996 to April 30, 1997, focusing on the Portfolio's performance and some of the economic and market conditions that impacted returns.

PORTFOLIO PERFORMANCE REVIEW

Total return for the six months ended April 30, 1997 was -1.75% in U.S. dollars. The benchmark index, the Morgan Stanley Capital International Index
(MSCI) for Europe, Australia, and the Far East (EAFE), returned 1.57%.

ECONOMIC AND MARKET CONDITIONS

The developed international equity markets as represented by the MSCI EAFE Index were up moderately in dollar terms for the six months ended April 30, 1997. Most of these markets were up more in local terms, but the strength of the U.S. dollar transformed these into lower dollar-based returns. Europe was the strongest sector of EAFE, as such markets as Germany, Switzerland, Spain, the Netherlands, and the United Kingdom all posted double-digit returns. Continuing the trend of the last two years, Asian markets had generally lower returns than Europe, pulled down largely by Japan. Asian markets outside of Japan were also weak, as Singapore, Malaysia, and Hong Kong all had negative returns. Overall, however, global economic conditions were favorable, in an environment of low interest rates and rising economic growth and corporate earnings. An important feature of this environment in terms of world stock markets was that market returns tended to be dominated by large-cap, growth oriented stocks. Particularly in Japan, investors focused most of their attention on the blue chip sector, with the result that smaller stocks often did not share in the market rallies of the last six months.

INVESTMENT STRATEGY USED DURING THE FIRST HALF

Acadian continued to pursue its disciplined, value-based strategy, using quantitative valuation frameworks to identify the most attractive companies in our 20,000+ security database. While these frameworks are tailored to reflect the unique conditions of each market, some of the key factors used in valuing companies include price/book ratio, price/earnings ratio, capitalization size, price momentum, changes in analysts' earnings estimates, and a proprietary dividend discount model.

While a prediction of overall market return is an explicit input into the valuation of each stock, Acadian portfolios are built from the bottom up, and thus country and industry weightings are the result of buying the most attractive stocks in the investment universe (while maintaining a reasonable level of benchmark-relative risk). This stock-selection approach led to the Portfolio being overweighted in several key countries over the six-month period, including Canada, the United Kingdom, and the Netherlands. The Portfolio was underweighted in Japan, Australia, Germany and Switzerland.

The resulting Portfolio had very attractive valuation characteristics, with a price/book value, price/sales ratio, and price/earnings ratio all significantly lower than the benchmark index. The Portfolio also had a somewhat smaller orientation than the MSCI EAFE Index, with more assets in the mid-size $1-$5 billion capitalization range, and somewhat fewer assets in the larger-size range of $5-$10 billion in capitalization.

COMMENTARY ON THE PORTFOLIO'S INVESTMENT PERFORMANCE

As noted above, the Acadian International Equity Portfolio returned -1.75% for the six months ended April 30, 1997, versus a return of 1.57% for the MSCI EAFE Index. Over the period, country selection made a neutral to slightly negative contribution to the Portfolio's total return, underperforming the benchmark index by 20 basis points. Stock selection, however, underperformed more significantly, detracting 320 basis points. Most of this occurred in Japan, as we explain in more detail below.

The Portfolio's performance during the six month period covered was enhanced by investments in:

 . CANADA: The Canadian stocks identified by Acadian's framework had good returns in the first period, adding 30 basis points to return. Value-oriented equities were helped by an environment characterized by strong earnings growth, low interest rates, and low inflation.

 . UNITED KINGDOM: The Portfolio's selections in the U.K. did better than the market as a whole, adding 20 basis points from stock selection. The Portfolio's overweighting also added to returns as the U.K. market outperformed the benchmark index. Total value added was 60 basis points.

 . NETHERLANDS: Stock selection and a country overweighting in the Netherlands were also successful. The Dutch equity market saw moderately good returns during the period, as investors reacted positively to robust economic growth and positive earnings revisions. These revisions supported returns to Acadian's "return reversal" factor, which is one of the stock factors we use most heavily in the Dutch market. The result was 30 basis points of value added, split equally between stock selection and country allocation.

 . SPAIN: A small underweighting in the Spanish market had a neutral impact on returns, but individual stock selection added 100 basis points as the Portfolio's stocks performed significantly better than the market as a whole. Spanish stocks that scored highly on such Acadian stock selection factors as price/earnings, return reversal, and trend in analysts' earnings revisions achieved excess return.

The main investments detracting from the Portfolio's performance during the period covered were the following:

 . HONG KONG: An overweighting in the Hong Kong equity market detracted from return as investors were unsettled by the rise in U.S. interest rates and the pending takeover by China. Returns to Acadian's value-oriented stock selection frameworks were also negative, detracting 50 basis points. The net performance was 60 basis points below the benchmark index.

 .  SWITZERLAND AND GERMANY: The Portfolio's underweightings in Switzerland and
   Germany detracted 60 basis points each as these markets strongly outperformed the benchmark index.

 . JAPAN: The Portfolio was underweighted in Japan in January when the market underperformed most severely, which added 40 basis points to returns. This was offset, however, by underperformance in Japanese stock selection. The Japanese market continued to be extremely volatile during the period, as investors remained gloomy over economic prospects. The market rallies that punctuated this environment tended to be driven by larger, blue-chip stocks. The return to Acadian's stock selection factors in Japan was not in line with long-term patterns, as such value-based factors as normalized earnings yield saw negative returns for the period as a whole. The result was -280 basis points from stock selection, offsetting the country selection value added for a net return that was 240 basis points below the benchmark index.

CURRENT OUTLOOK

We remain very positive in our outlook for the world's developed equity markets, most of which are experiencing a highly favorable economic environment characterized by moderate growth, low interest rates, and low inflation. The robustness of the U.S. dollar, while reducing returns somewhat for U.S. investors, is having a strong positive effect on many non-U.S. economies, both in keeping inflation and interest rates under control and in boosting the profits of export-oriented companies. Acadian will continue to consistently apply its bottom-up stock valuation approach to constructing a diversified portfolio with highly attractive value characteristics.

If we can provide any further information, please contact me at (617) 946-
3500.

Sincerely,

/s/ Churchill G. Franklin
Churchill G. Franklin
Senior Vice President

                      DEFINITION OF THE COMPARATIVE INDEX

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the Portfolio's Prospectus.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS (98.1%)
-----------------------------------------------------------------------------
AUSTRALIA (9.1%)
 Australia & New Zealand Banking Group Ltd. .............  34,600 $   220,891
 Caltex Australia Ltd....................................  16,100      54,843
 Commonwealth Bank of Australia..........................  21,100     229,114
 David Jones Ltd. .......................................  86,400     113,146
 Email Ltd. .............................................  22,000      73,569
 Foster's Brewing Group Ltd. ............................  17,000      34,984
 National Australia Bank Ltd. ...........................  21,800     298,230
 Qantas Airways Ltd. ....................................  58,900     122,357
 Rothmans Holdings Ltd. .................................   7,800      51,134
 Santos Ltd. ............................................  59,600     232,292
 Westpac Banking Corp. ..................................  46,700     251,543
                                                                  -----------
                                                                    1,682,103
-----------------------------------------------------------------------------
AUSTRIA (0.6%)
 Voest-Alpine Stahl AG...................................   2,900     114,374
-----------------------------------------------------------------------------
BELGIUM (1.1%)
 Electrabel S.A..........................................     900     204,591
-----------------------------------------------------------------------------
CANADA (5.8%)
 Bank of Nova Scotia.....................................     600      22,775
 Canadian Imperial Bank of Commerce......................   1,600      36,749
 Cascades, Inc. .........................................  14,900      93,285
 Magna International, Inc., Class A......................     800      41,843
 Metro-Richeliee, Inc., Class A..........................   2,650      27,494
 National Bank of Canada.................................  21,200     247,252
 Onex Corp...............................................   7,800     131,153
 Stelco, Inc., Class A...................................  14,000      82,141
 TELUS Corp..............................................   4,400      63,280
 Trilon Financial Corp., Class A.........................  30,300     166,936
 Westcoast Energy, Inc. .................................   9,100     156,919
                                                                  -----------
                                                                    1,069,827
-----------------------------------------------------------------------------
FINLAND (0.4%)
 Merita Ltd., Class A....................................  19,200      62,390
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
FRANCE (2.5%)
 Banque Nationale de Paris...............................     400 $    17,078
 Chargeurs International S.A.............................     250      14,789
 Cie Financiere de CIC et de L'Union Europeenne..........     300      17,489
 Compagnie Generale D'Industrie et de Participations.....     637     193,212
 De Dietrich et Compagnie S.A............................     550      25,179
 Eridania Beghin-Say S.A.................................     250      37,936
 Pernod Ricard...........................................   2,900     149,122
                                                                  -----------
                                                                      454,805
-----------------------------------------------------------------------------
GERMANY (3.6%)
 BASF AG.................................................   2,800     107,352
 Merck KGaA..............................................   6,050     238,696
 Otto Reichelt AG........................................   1,850      28,512
 Papierwerke Waldhof-Aschaffenburg AG....................     800     128,839
 Viag AG.................................................     100      44,562
 Viag AG (New)...........................................      84      36,851
 Volkswagen AG...........................................     100      63,380
 Wuensche AG.............................................     300      21,231
                                                                  -----------
                                                                      669,423
-----------------------------------------------------------------------------
HONG KONG (8.1%)
 Cathay Pacific Airways Ltd.............................. 108,000     168,009
 Guoco Group Ltd.........................................  30,000     142,525
 Hang Lung Development Co................................ 116,000     214,149
 Hong Kong & Shanghai Hotels Ltd.........................  94,000     136,522
 Hong Kong Aircraft Engineering Co., Ltd.................  12,000      34,702
 Jardine International Motor Holdings Ltd................  20,000      23,238
 Kumagai Gumi Ltd........................................ 177,000     191,944
 Lai Sun Garment (International) Ltd.....................  32,000      39,246
 Peregrine Investment Holdings Ltd.......................  70,000     107,539
 QPL International Holdings Ltd..........................  80,000      56,804
 Semi-Tech (Global) Ltd..................................  34,000      47,186
 Shangri-La Asia Ltd.....................................  26,000      32,391
 Swire Pacific Ltd., Class A.............................  22,000     169,701
 Tai Cheung Holdings Ltd.................................  72,000      57,165

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
HONG KONG--(CONTINUED)
 Union Bank of Hong Kong Ltd.............................  26,000 $    37,761
 Wing On Company International Ltd.......................  26,000      30,209
                                                                  -----------
                                                                    1,489,091
-----------------------------------------------------------------------------
JAPAN (24.7%)
 Aoki International Co., Ltd.............................   3,000      52,225
 Bank of Okinawa Ltd.....................................   1,000      25,207
 Cesar Co. ..............................................   4,000      14,840
 Chiyoda Fire & Marine Insurance Co., Ltd................  14,700      52,686
 Chuetsu Pulp & Paper Co., Ltd...........................   6,000      17,440
 Chugoku Electric Power Co., Ltd.........................   2,000      31,981
 Citizen Watch Co., Ltd. ................................   2,000      14,384
 Cosmo Oil Co., Ltd. ....................................  30,000     122,174
 Dai-Tokyo Fire & Marine Insurance.......................   6,000      28,121
 Daikyo, Inc. ...........................................  24,000      74,675
 Daio Paper Corp.........................................  13,000     103,427
 Daiwa Kosho Lease Co., Ltd..............................  12,000      80,252
 Dowa Fire & Marine Insurance Co. .......................  10,000      39,779
 Fuji Fire & Marine Insurance............................  28,000      92,635
 Fuji Photo Film Co., Ltd. ..............................   6,000     229,224
 Fujita Corp. ...........................................  79,000     121,347
 Gunze Ltd. .............................................  18,000      77,700
 Hitachi Ltd.............................................  16,000     144,939
 Hokkaido Bank...........................................  35,000      38,046
 House Foods Industry....................................   6,000      87,909
 Idec Izumi..............................................   3,000      21,977
 Itochu Fuel Corp........................................  10,000      47,184
 Jaccs...................................................   8,000      43,167
 Kamei...................................................   4,000      34,974
 Kikkoman Corp...........................................  20,000     105,396
 Kirin Beverage Corp. ...................................   5,000      68,137
 Kita-Nippon Bank........................................     550      24,262
 Kyudenko Co., Ltd.......................................   6,000      42,536
 Lion Corp. .............................................  22,000      87,861
 Matsumura-Gumi..........................................  13,000      33,793
 Matsushita Electric Industrial Co., Ltd. ...............  13,000     207,877

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
JAPAN--(CONTINUED)
 Mitsubishi Oil..........................................  41,000 $   167,940
 Mitsui Wood Systems, Inc................................   2,000      13,391
 Nichiei (Fudosan).......................................  10,000      17,330
 Nichimen Corp...........................................  32,000      93,769
 Nintendo Corp., Ltd.....................................     500      36,550
 Nippon Meat Packers, Inc................................  12,000     119,102
 Nippon Metal Industry...................................   9,000      19,992
 Nippon Oil Co., Ltd.....................................  27,000     127,184
 Nippon Shinpan Co.......................................  24,000      69,193
 Nissan Motor Co., Ltd...................................  37,000     217,716
 Nissho Iwai Corp........................................   1,000       9,059
 Orient Corp.............................................  29,000      92,745
 Osaka Stadium...........................................   8,000      40,961
 Sega Enterprises........................................   3,000      78,929
 Seino Transportation Co., Ltd...........................  19,000     172,115
 Seiyo Food Systems......................................   4,000      28,673
 Sekisui House Ltd.......................................  26,000     231,430
 Senshukai...............................................   6,000      50,571
 Shionogi & Co...........................................  10,000      66,562
 Snow Brand Milk Products Co.............................   9,000      40,410
 Suntelephone Co., Ltd...................................   2,000      11,816
 Takashimaya Co..........................................   6,000      67,113
 Tokyo Construction Co...................................  25,000      46,278
 Tonen Corp..............................................   7,000      65,616
 Toyo Seikan Kaisha......................................  11,000     201,890
 Toyota Tsusho Corp......................................   8,000      35,794
 Uchida Yoko.............................................   7,000      26,081
 Yamaichi Securities Co..................................  11,000      28,767
 Yasuda Fire & Marine Insurance..........................  45,000     208,428
                                                                  -----------
                                                                    4,551,560
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
MALAYSIA (1.2%)
 MBF Capital Bhd. .......................................  13,000 $    19,267
 Multi-Purpose Holdings Bhd. ............................  43,000      70,239
 Oriental Holdings Bhd. .................................   4,000      30,279
 Perlis Plantations Bhd. ................................  34,750     103,835
                                                                  -----------
                                                                      223,620
-----------------------------------------------------------------------------
NETHERLANDS (9.7%)
 ABN Amro Holdings N.V. .................................   5,000     343,650
 Boskalis Westminster N.V. ..............................   4,987     101,112
 DSM N.V. ...............................................   2,500     248,948
 ING Groep N.V. .........................................   6,100     239,529
 International-Muller N.V. ..............................   3,600     104,404
 KLM Royal Dutch Air Lines N.V. .........................   8,900     263,135
 Koninklijke Hoogovens N.V. .............................   5,700     260,394
 Koninklijke Van Ommeren N.V. ...........................   4,200     163,628
 Koninklijke Volker Stevin N.V. .........................     600      68,217
                                                                  -----------
                                                                    1,793,017
-----------------------------------------------------------------------------
NEW ZEALAND (0.9%)
 Lion Nathan Ltd. .......................................  69,900     168,065
-----------------------------------------------------------------------------
NORWAY (4.1%)
 Den Norske Bank A.S. ...................................  33,100     119,465
 Elkem ASA...............................................   7,400     141,854
 Nera ASA................................................  15,500      99,042
 Norske Skogindustrier ASA, Class A......................   4,600     152,780
 Orkla ASA, Class A......................................   2,300     192,832
 Sparebanken NOR.........................................   1,000      28,789
 Unitor ASA..............................................   2,100      25,658
                                                                  -----------
                                                                      760,420
-----------------------------------------------------------------------------
SINGAPORE (1.7%)
 Fraser & Neave Ltd. ....................................  17,000     123,427
 Hotel Properties Ltd. ..................................  34,000      54,073
 Singapore Land Ltd. ....................................   8,000      37,339
 Wing Tai Holdings Ltd. .................................  40,000     103,443
                                                                  -----------
                                                                      318,282
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
-----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
SPAIN (0.8%)
 Tabacalera S.A., Class A................................   3,000 $   150,770
-----------------------------------------------------------------------------
SWEDEN (1.2%)
 Hoganas AB, Class B.....................................   1,300      38,954
 SSAB Svenkst Stal AB, Class B...........................   6,000     106,726
 Sparbanken Sverige AB, Class A..........................   3,900      69,621
                                                                  -----------
                                                                      215,301
-----------------------------------------------------------------------------
UNITED KINGDOM (22.6%)
 APV plc.................................................  44,300      62,444
 Allied Domecq plc.......................................  28,600     201,568
 Anglian Water plc.......................................  17,300     191,441
 B.A.T. Industries plc...................................  39,600     332,989
 Bank of Scotland........................................  40,200     240,336
 Bemrose Corp. plc.......................................   7,200      50,161
 Bristol Water Holding plc...............................   1,100      20,585
 British Airways plc.....................................   9,500     108,512
 British Sky Broadcasting Group plc......................   6,100      56,334
 British Steel plc.......................................  96,400     221,785
 Cowie Group plc.........................................  21,700     129,734
 General Accident plc....................................  16,000     227,216
 Guardian Royal Exchange plc.............................  49,500     220,950
 Heywood Williams Group plc..............................   9,300      36,991
 Hyder plc...............................................   3,600      49,986
 Invesco plc.............................................  23,700     127,867
 Kwik Fit Holdings plc...................................   5,436      21,226
 McBride plc.............................................  28,800      58,327
 National Grid Group plc.................................  13,527      48,654
 National Home Loans Holdings plc........................   7,800      18,198
 Nothern Foods plc.......................................  62,500     210,625
 Premier Oil plc......................................... 265,900     170,170
 RJB Mining plc..........................................  11,700      79,806
 Severn Trent plc........................................  18,500     226,301
 Southern Electric plc...................................  11,630      82,155
 *Southern Electric plc, Class B.........................  12,600       6,124
 Sun Alliance Group plc..................................  35,645     280,674

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 Thames Water plc....................................     17,700 $   193,573
 Unigate plc.........................................     25,400     191,361
 United Utilities plc................................     17,900     196,050
 *Waste Management International plc.................      5,200      20,220
 Yorkshire Water plc.................................     11,240      65,560
 *Yorkshire Water plc, Class B.......................     22,600      13,182
                                                                 -----------
                                                                   4,161,105
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $18,624,304)...............             18,088,744
----------------------------------------------------------------------------
PREFERRED STOCKS (0.3%)
----------------------------------------------------------------------------
GERMANY (0.3%)
 Villeroy & Boch AG (COST $74,836)...................        450      60,004
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
CONVERTIBLE DEBENTURE (0.1%)
----------------------------------------------------------------------------
MALAYSIA (0.1%)
 Multi-Purpose Holdings Bhd., 3.0%, 1/13/02 (COST
  $17,318)........................................... MYR 43,000      16,018
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.4%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.4%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $78,011, collateral-
  ized by $78,447 of various U.S. Treasury Notes,
  4.75%-6.125% due from 8/31/98-10/31/98, valued at
  $78,063 (COST $78,000).............................    $78,000      78,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $18,794,458) (a).....             18,242,766
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)..................                207,510
----------------------------------------------------------------------------
NET ASSETS (100%)....................................            $18,450,276
============================================================================

    + See Note A to Financial Statements.
    * Non-Income Producing Security.
MYR Malaysian Ringgit
   (a) The cost for federal income tax purposes was $18,794,458. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $551,692. This consisted of aggregate gross unrealized appreciation for all securities of $1,862,319 and aggregate gross unrealized depreciation for all securities of $2,414,011.

   The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

At April 30, 1997, sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION                                      ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive.................................................   2.4%  $   433,475
Banks......................................................  10.9     2,010,618
Beverages, Food & Tobacco..................................   8.6     1,585,828
Broadcasting & Publishing..................................   0.3        56,334
Building Materials.........................................   0.1        13,391
Commercial Services........................................   0.2        34,702
Capital Equipment..........................................   0.1        26,081
Chemicals..................................................   3.4       620,498
Construction...............................................   4.1       761,219
Consumer Durables..........................................   1.9       351,194
Consumer Non-Durables......................................   2.0       373,828
Consumer Staples...........................................   0.2        28,673
Electronics................................................   3.3       603,450
Energy.....................................................   3.2       584,294
Entertainment & Leisure....................................   0.2        40,961
Financial Services.........................................   6.4     1,176,832
Holding Company............................................   7.4     1,360,897
Home Furnishings & Appliances..............................   1.7       304,999
Industrial.................................................   1.4       266,039
Insurance..................................................   6.2     1,150,490
Iron & Steel...............................................   0.4        82,141
Lodging & Restaurants......................................   1.0       190,595
Manufacturing..............................................   1.8       326,189
Metals.....................................................   2.3       421,900
Mining.....................................................   0.4        79,806
Multi-Industry.............................................   1.0       184,489
Oil & Gas..................................................   3.8       699,003
Paper & Packaging..........................................   3.8       697,660
Pharmaceuticals............................................   1.7       305,258
Real Estate................................................   1.2       230,298
Repurchase Agreement.......................................   0.4        78,000
Services...................................................   2.1       389,625
Technology.................................................   1.1       205,745
Telecommunications.........................................   0.9       174,138
Textiles & Apparel.........................................   1.5       270,767
Transportation.............................................   5.4       997,757
Utilities..................................................   6.1     1,125,592
-------------------------------------------------------------------------------
  Total Investments........................................  98.9%  $18,242,766
Other Assets and Liabilities (Net).........................   1.1       207,510
-------------------------------------------------------------------------------
  Net Assets............................................... 100.0%  $18,450,276
===============================================================================

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Value (Cost $18,794,458)......................... $18,242,766
 Foreign Currency, at Value (Cost $184,067).......................     183,122
 Cash.............................................................         179
 Dividends Receivable.............................................     116,001
 Foreign Withholding Tax Reclaim Receivable.......................      16,663
 Receivable due from Investment Adviser-Note B....................       2,589
 Deferred Organization Costs-Note A...............................         505
 Other Assets.....................................................         208
-------------------------------------------------------------------------------
  Total Assets....................................................  18,562,033
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      54,193
 Payable for Custodian Fees-Note D................................      32,961
 Payable for Administrative Fees-Note C...........................       9,270
 Payable for Directors' Fees-Note G...............................         654
 Payable for Account Services Fees--Note F........................         143
 Other Liabilities................................................      14,536
-------------------------------------------------------------------------------
  Total Liabilities...............................................     111,757
-------------------------------------------------------------------------------
NET ASSETS........................................................ $18,450,276
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $18,891,856
 Undistributed Net Investment Income..............................      53,595
 Accumulated Net Realized Gain....................................      58,810
 Unrealized Depreciation..........................................    (553,985)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $18,450,276
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   1,565,071
 Net Asset Value, Offering and Redemption Price Per Share......... $     11.79
===============================================================================

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................................................          $ 230,811
 Interest...................................................              6,355
 Less: Foreign Taxes Withheld...............................            (32,754)
--------------------------------------------------------------------------------
  Total Income..............................................            204,412
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................ $68,223
  Less: Fees Waived......................................... (68,223)       --
                                                             -------
 Administrative Fees--Note C................................             51,569
 Custodian Fees--Note D.....................................             26,284
 Registration and Filing Fees...............................              7,695
 Printing Fees..............................................              7,658
 Audit Fees.................................................              6,850
 Directors' Fees--Note G....................................              1,019
 Legal Fees.................................................                508
 Amortization of Organizational Costs--Note A...............                277
 Account Services Fees--Note F..............................                143
 Other Expenses.............................................              1,050
 Expenses Assumed by the Investment Adviser--Note B.........            (11,821)
--------------------------------------------------------------------------------
  Total Expenses............................................             91,232
 Expense Offset--Note A.....................................                --
--------------------------------------------------------------------------------
  Net Expenses..............................................             91,232
--------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................            113,180
--------------------------------------------------------------------------------
NET REALIZED GAIN ON:
 Investments................................................            356,748
 Foreign Exchange Transactions..............................             14,422
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS...............................................            371,170
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments................................................           (851,130)
 Foreign Exchange Translations..............................            (10,133)
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION....           (861,263)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS...           (490,093)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........          $(376,913)
================================================================================

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED        YEAR
                                                          APRIL 30,      ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   113,180  $   225,677
 Net Realized Gain.....................................      371,170      661,922
 Net Change in Unrealized Appreciation/Depreciation....     (861,263)     130,947
----------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from
   Operations..........................................     (376,913)   1,018,546
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (410,681)         --
 Net Realized Gain.....................................     (847,856)     (45,051)
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,258,537)     (45,051)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    2,852,681   15,377,297
   --In Lieu of Cash Distributions.....................    1,235,841       45,051
 Redeemed..............................................   (1,081,895)  (1,791,361)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    3,006,627   13,630,987
----------------------------------------------------------------------------------
 Total Increase........................................    1,371,177   14,604,482
Net Assets:
 Beginning of Period...................................   17,079,099    2,474,617
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $53,595 and $351,096, respectively)........  $18,450,276  $17,079,099
==================================================================================
(1) Shares Issued and Redeemed:
  Shares Issued........................................      234,540    1,243,285
  In Lieu of Cash Distributions........................      101,883        3,824
  Shares Redeemed......................................      (91,245)    (141,721)
----------------------------------------------------------------------------------
                                                             245,178    1,105,388
==================================================================================

    The accompanying notes are an integral part of the financial statements.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED            YEAR ENDED
                           APRIL 30,          OCTOBER 31,           MARCH 29, 1993***
                             1997        ------------------------    TO OCTOBER 31,
                          (UNAUDITED)     1996     1995     1994          1993
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 12.94      $ 11.54  $12.37   $11.77        $10.00
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................       0.08         0.17   (0.01)   (0.04)        (0.04)
 Net Realized and
  Unrealized Gain
  (Loss)................      (0.28)        1.44   (0.56)    0.95          1.81
-------------------------------------------------------------------------------------
  Total from Investment
   Operations...........      (0.20)        1.61   (0.57)    0.91          1.77
-------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..      (0.31)         --      --       --            --
 Net Realized Gain......      (0.64)       (0.21)  (0.26)   (0.31)          --
-------------------------------------------------------------------------------------
  Total Distributions...      (0.95)       (0.21)  (0.26)   (0.31)          --
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 11.79      $ 12.94  $11.54   $12.37        $11.77
=====================================================================================
TOTAL RETURN+...........      (1.75)%**    14.13%  (4.58)%   8.02%        17.70%**
=====================================================================================
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......    $18,450      $17,079  $2,475   $2,427        $2,264
Ratio of Expenses to Av-
 erage Net Assets.......       1.00%*       1.06%   2.54%    2.50%         2.50%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....       1.24%*       1.87%  (0.11)%  (0.38)%       (0.76)%*
Portfolio Turnover
 Rate...................         49%          80%     76%      56%           44%
Average Commission Rate
 #......................    $0.0045      $0.0043     N/A      N/A           N/A
-------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser per share..    $  0.06      $  0.11  $ 0.46   $ 0.21        $ 0.14
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.00%*       1.05%   2.50%     N/A           N/A
-------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Acadian International Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal that is superior over the long term to the performance of the Benchmark Index (Morgan Stanley Capital International Index for Europe, Australia and the Far East or "EAFE") by investing in a diversified portfolio of equity securities of primarily non-United States issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation was made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
  repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments, foreign currency transactions and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. ORGANIZATION COST: Costs incurred by the Portfolio in connection with its organization have been deferred and are being amortized on a straight-line basis over a five year period.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO

  8. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Acadian Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $50 million of average daily net assets, 0.65% of the next $50 million of average daily net assets, 0.50% of the next $100 million of average daily net assets and 0.40% of the average daily net assets in excess of $200 million. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses on behalf of the Portfolio, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $51,569 from the Portfolio as Administrator of which $46,111 was paid to CGFSC for its services.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $11,551,754 and sales of $8,752,402 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 88.9% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of Capital shares held for less than 90 days in the Portfolio. For the six months ended April 30, 1997, such redemption fees totaled approximately $100.

At April 30, 1997, the net assets of the Portfolio were substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

                    ACADIAN INTERNATIONAL EQUITY PORTFOLIO
wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $11,551,754 and sales of $8,752,402 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 88.9% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 90 days in the Portfolio. For the six months ended April 30, 1997, such redemption fees totaled approximately $100.

At April 30, 1997, the net assets of the Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                           C & B BALANCED PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President and Chairman        Vice President

John T. Bennett, Jr.                    Michael E. DeFao
Director                                Secretary

Philip D. English                       Karl O. Hartmann
Director                                Assistant Secretary

William A. Humenuk                      Gary L. French
Director                                Treasurer

Peter M. Whitman, Jr.                   Robert R. Flaherty
Director                                Assistant Treasurer

                                        Gordon M. Shone
                                        Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.



================================================================================



                       [LOGO OF UAM Funds APPEARS HERE]




                                C & B BALANCED
                                   PORTFOLIO

================================================================================




                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and the statement of operations for the Cooke & Bieler Balanced Portfolio for the six month period ended April 30, 1997.

For the just completed semi-annual period, the Cooke & Bieler Balanced Portfolio underperformed its benchmark index. This index consists of a blended return of 60% of the S&P 500 Index and 40% of the Lehman Brothers Government/Corporate Index. Over this period, the Cooke & Bieler Balanced Portfolio appreciated 6.61% versus 9.35% for the benchmark index. Individually, the S&P 500 Index produced a total return of 14.71% and the Lehman Brothers Government/Corporate Index produced a total return of 1.30% for the same time period. Given our "high quality, low risk" philosophy and given the generous returns for this six month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

As of April 30, 1997, common stocks represented approximately 55% of the Portfolio, bonds were approximately 40% and cash reserves were approximately 5%.

EQUITY ONLY ANALYSIS

Our equity investment philosophy and process is designed to produce competitive results during rising markets and strong relative results in flat and down periods. During the last six months, the equity only portion of the Cooke & Bieler Balanced Portfolio lagged the S&P 500 Index, but remained competitive in a strong up market.

The strong fundamental characteristics of the companies held in the equity portion of the Cooke & Bieler Balanced Portfolio should provide downside protection. These high quality characteristics include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

FIXED INCOME ONLY ANALYSIS

Cooke & Bieler's fixed income philosophy is designed to produce the same pattern of results as our equity philosophy. The past six months were a difficult period for fixed income investors, however, the return on the fixed income portion of the Cooke & Bieler Balanced Portfolio somewhat outperformed the return on the Lehman Brothers Government/Corporate Index. This type of downside protection is critical if we are to be successful in outperforming over the long-term while taking less risk than the benchmark index.

                                          Sincerely,


                                          /s/ Peter A. Thompson

                                          Peter A. Thompson

                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and non-convertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The composite Index, a hypothetical combination of unmanaged indices, reflects the Portfolios typical mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------

COMMON STOCKS (55.1%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.6%)
 Boeing Co. ............................................      1,300 $   128,212
 Raytheon Co. ..........................................     10,400     453,700
                                                                    -----------
                                                                        581,912
-------------------------------------------------------------------------------
AUTOMOTIVE (3.2%)
 Eaton Corp.............................................      3,100     232,112
 Genuine Parts Co. .....................................     15,000     485,625
                                                                    -----------
                                                                        717,737
-------------------------------------------------------------------------------
BANKS (0.9%)
 Wachovia Corp. ........................................      3,400     198,900
-------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (2.2%)
 McGraw-Hill Cos., Inc..................................      6,800     345,950
 Readers Digest Association, Inc., Class A (Non-Voting).      6,000     138,000
                                                                    -----------
                                                                        483,950
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.1%)
 Dover Corp.............................................     10,000     530,000
 General Signal Corp. ..................................      3,700     145,225
                                                                    -----------
                                                                        675,225
-------------------------------------------------------------------------------
CHEMICALS (1.9%)
 Eastman Chemical Co....................................      5,000     255,000
 Hercules, Inc. ........................................      4,000     157,500
                                                                    -----------
                                                                        412,500
-------------------------------------------------------------------------------
CONSTRUCTION (2.9%)
 Fluor Corp. ...........................................      4,000     220,000
 Sherwin-Williams Co. ..................................     14,000     423,500
                                                                    -----------
                                                                        643,500
-------------------------------------------------------------------------------
CONSUMER DURABLES (2.8%)
 Corning, Inc...........................................      7,000     337,750
 Rubbermaid, Inc. ......................................     12,000     288,000
                                                                    -----------
                                                                        625,750
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.0%)
 Avon Products, Inc. ...................................      3,400 $   209,525
 Hasbro, Inc............................................     11,550     288,750
 International Flavors & Fragrances, Inc. ..............      4,000     168,500
                                                                    -----------
                                                                        666,775
-------------------------------------------------------------------------------
ELECTRONICS (3.1%)
 AMP, Inc. .............................................      8,500     304,937
 Grainger (W.W.), Inc. .................................      2,600     195,975
 Motorola, Inc..........................................      3,400     194,650
                                                                    -----------
                                                                        695,562
-------------------------------------------------------------------------------
ENERGY (6.6%)
 Burlington Resources, Inc. ............................     11,200     474,600
 Exxon Corp. ...........................................      8,000     453,000
 Royal Dutch Petroleum Co. .............................      3,000     540,750
                                                                    -----------
                                                                      1,468,350
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.4%)
 EXEL Ltd...............................................      8,900     347,100
 Marsh & McLennan Cos., Inc. ...........................      4,400     530,200
 MBIA, Inc. ............................................      3,100     301,863
 State Street Corp. ....................................      5,900     464,625
                                                                    -----------
                                                                      1,643,788
-------------------------------------------------------------------------------
MANUFACTURING (2.4%)
 Dana Corp. ............................................      9,800     312,375
 Pall Corp. ............................................      9,500     219,688
                                                                    -----------
                                                                        532,063
-------------------------------------------------------------------------------
MULTI-INDUSTRY (1.9%)
 National Service Industries, Inc. .....................      1,400      58,975
 Whitman Corp. .........................................     15,400     356,125
                                                                    -----------
                                                                        415,100
-------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (6.0%)
 International Business Machines Corp. .................       3,300 $   530,475
 Pitney Bowes, Inc. ....................................       5,900     377,600
 Xerox Corp. ...........................................       7,000     430,500
                                                                     -----------
                                                                       1,338,575
--------------------------------------------------------------------------------
PAPER & PACKAGING (0.8%)
 Sonoco Products Co. ...................................       1,000      26,875
 Union Camp Corp........................................       3,100     150,738
                                                                     -----------
                                                                         177,613
--------------------------------------------------------------------------------
PHARMACEUTICALS (3.3%)
 Bristol-Myers Squibb Co. ..............................       5,000     327,500
 Schering-Plough Corp. .................................       5,000     400,000
                                                                     -----------
                                                                         727,500
--------------------------------------------------------------------------------
SERVICES (1.0%)
 Service Corp. International............................       6,700     229,475
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $9,165,877)...................              12,234,275
--------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (15.0%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
 Boeing Co.
 6.35%, 6/15/03.........................................  $  500,000     484,320
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (6.9%)
 Coca Cola Co.
 7.875%, 9/15/98........................................   1,000,000   1,019,930
 Philip Morris Cos., Inc.
 8.75%, 6/15/97.........................................     500,000     501,540
                                                                     -----------
                                                                       1,521,470
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.8%)
 Clorox Co.
 8.80%, 7/15/01.........................................   1,000,000   1,067,800
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (1.1%)
 Amoco, Canada
 7.25%, 12/1/02.........................................  $  250,000 $   254,370
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $3,247,791)...........               3,327,960
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (25.0%)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.0%)
 7.50%, 2/11/02.........................................   1,500,000   1,547,580
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (6.6%)
 8.25%, 5/15/05.........................................     400,000     417,064
 7.50%, 11/15/16........................................   1,000,000   1,048,750
                                                                     -----------
                                                                       1,465,814
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (11.4%)
 7.00%, 4/15/99.........................................   1,000,000   1,013,280
 7.50%, 11/15/01........................................   1,000,000   1,036,090
 6.50%, 10/15/06........................................     500,000     491,795
                                                                     -----------
                                                                       2,541,165
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $5,482,852)......................................               5,554,559
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.0%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $898,130, collateralized
  by $903,141 of various U.S. Treasury Notes, 4.75%-
  6.125% due from 8/31/98-10/31/98, valued at $898,722
  (COST $898,000).......................................     898,000     898,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.1%) (COST $18,794,520)(a).........              22,014,794
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.9%).....................                 208,568
--------------------------------------------------------------------------------
NET ASSETS (100%).......................................             $22,223,362
================================================================================

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $18,794,520. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,220,274. This consisted of aggregate gross unrealized appreciation for all securities of $3,489,876 and aggregate gross unrealized depreciation for all securities of $269,602.



   The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)


-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $18,794,520
                                                                    ===========
 Investments, at Value............................................. $22,014,794
 Cash..............................................................         384
 Interest Receivable...............................................     186,080
 Receivable for Investments Sold...................................      45,551
 Dividends Receivable..............................................      16,532
 Other Assets......................................................          81
-------------------------------------------------------------------------------
  Total Assets.....................................................  22,263,422
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B......................       4,103
 Payable for Administrative Fees--Note C...........................       8,159
 Payable for Custodian Fees--Note D................................       5,477
 Payable for Directors' Fees--Note G...............................         769
 Other Liabilities.................................................      21,552
-------------------------------------------------------------------------------
  Total Liabilities................................................      40,060
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,223,362
===============================================================================
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $17,872,336
 Undistributed Net Investment Income...............................      85,268
 Accumulated Net Realized Gain.....................................   1,045,484
 Unrealized Appreciation...........................................   3,220,274
-------------------------------------------------------------------------------
NET ASSETS......................................................... $22,223,362
===============================================================================
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,796,807
 Net Asset Value, Offering and Redemption Price Per Share.......... $     12.37
===============================================================================



    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..................................................           $  349,547
 Dividends.................................................              124,289
--------------------------------------------------------------------------------
  Total Income.............................................              473,836
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $ 68,611
  Less: Fees Waived........................................  (34,246)     34,365
                                                            --------
 Administrative Fees--Note C...............................               45,181
 Registration and Filing Fees..............................               10,497
 Audit Fees................................................                7,549
 Printing Fees.............................................                6,852
 Custodian Fees--Note D....................................                2,797
 Directors' Fees--Note G...................................                1,150
 Other Expenses............................................                2,337
--------------------------------------------------------------------------------
   Total Expenses..........................................              110,728
 Expense Offset--Note A....................................                  --
--------------------------------------------------------------------------------
   Net Expenses............................................              110,728
--------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              363,108
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................            1,091,276
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              (24,275)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            1,067,001
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $1,430,109
================================================================================



    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   363,108  $   807,161
 Net Realized Gain.....................................    1,091,276    1,918,101
 Net Change in Unrealized Appreciation/Depreciation....      (24,275)     435,301
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    1,430,109    3,160,563
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (380,368)    (804,110)
 Net Realized Gain.....................................   (1,921,313)  (2,579,017)
---------------------------------------------------------------------------------
  Total Distributions..................................   (2,301,681)  (3,383,127)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................      918,243      328,108
   --In Lieu of Cash Distributions.....................    2,193,234    3,033,780
 Redeemed..............................................   (2,645,184)  (4,657,088)
---------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................      466,293   (1,295,200)
---------------------------------------------------------------------------------
 Total Decrease........................................     (405,279)  (1,517,764)
Net Assets:
 Beginning of Period...................................   22,628,641   24,146,405
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $85,268 and $102,528, respectively)........  $22,223,362  $22,628,641
=================================================================================
(1) Shares Issued and Redeemed:
  Shares Issued........................................       71,538       26,277
  In Lieu of Cash Distributions........................      183,717      251,778
  Shares Redeemed......................................     (206,795)    (368,527)
---------------------------------------------------------------------------------
                                                              48,460      (90,472)
=================================================================================


    The accompanying notes are an integral part of the financial statements.

C & B BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED
                           APRIL 30,               YEARS ENDED OCTOBER 31,
                             1997       ----------------------------------------------
                          (UNAUDITED)    1996      1995      1994      1993     1992
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 12.94     $ 13.13   $ 11.86   $ 12.68   $ 12.57  $ 11.88
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.21        0.45      0.52      0.48      0.45     0.46
 Net Realized and
  Unrealized Gain
  (Loss)................       0.59        1.29      1.51     (0.39)     0.40     0.79
--------------------------------------------------------------------------------------
  Total From Investment
   Operations...........       0.80        1.74      2.03      0.09      0.85     1.25
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.22)      (0.45)    (0.52)    (0.47)    (0.44)   (0.46)
 Net Realized Gain......      (1.15)      (1.48)    (0.24)    (0.44)    (0.30)   (0.10)
--------------------------------------------------------------------------------------
  Total Distributions...      (1.37)      (1.93)    (0.76)    (0.91)    (0.74)   (0.56)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 12.37     $ 12.94   $ 13.13   $ 11.86   $ 12.68  $ 12.57
======================================================================================
TOTAL RETURN............       6.61%+**   14.70%+   17.83%+    0.74%+    7.01%   10.72%
======================================================================================
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......    $22,223     $22,629   $24,146   $32,077   $42,974  $35,326
Ratio of Expenses to
 Average Net Assets.....       1.00%*      1.00%     1.00%     1.00%     0.90%    0.91%
Ratio of Net Investment
 Income to Average Net
 Assets.................       3.28%*      3.51%     3.80%     3.84%     3.65%    3.78%
Portfolio Turnover Rate.         15%         21%       22%       24%       22%      12%
Average Commission Rate
 #......................    $0.0512     $0.0511       N/A       N/A       N/A      N/A
--------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $0.020      $0.037    $0.004    $0.001       N/A      N/A
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.00%*      1.00%     1.00%      N/A       N/A      N/A
--------------------------------------------------------------------------------------

 *  Annualized
**  Not Annualized
 + Total return would have been lower had certain fees not been waived during the periods indicated.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.




    The accompanying notes are an integral part of the financial statements.

                           C & B BALANCED PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Balanced Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in a combined portfolio of common stocks which have a consistency and predictability in their earnings growth and investment grade fixed income securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at the mean of the current bid and asked prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                           C & B BALANCED PORTFOLIO

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the

                           C & B BALANCED PORTFOLIO

Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $45,181 from the Portfolio as Administrator of which $38,650 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of the UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $2,185,802 and sales of $4,279,640 of investment securities other than long-term U.S. Government and short-term securities. Purchases and sales of long-term U.S. Government securities were $1,030,703 and $617,531, respectively.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. For the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 54.3% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                            William H. Park
Director, President and Chairman            Vice President

John T. Bennett, Jr.                        Michael E. DeFao
Director                                    Secretary

Philip D. English                           Karl O. Hartmann
Director                                    Assistant Secretary

William A. Humenuk                          Gary L. French
Director                                    Treasurer

Peter M. Whitman, Jr.                       Robert R. Flaherty
Director                                    Assistant Treasurer

                                            Gordon M. Shone
                                            Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]


                                     C & B
                                    EQUITY
                                   PORTFOLIO
-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Equity Portfolio for the six month period ended April 30, 1997.

For the just completed semi-annual period, the Cooke & Bieler Equity Portfolio underperformed its benchmark index, the S&P 500 Index. Over this period, the Cooke & Bieler Equity Portfolio rose 10.84% versus 14.71% for the S&P 500. Given Cooke & Bieler's "high quality, low risk" philosophy and given the generous returns for this six month period, these results are not out of line with the expectations of the Cooke & Bieler style nor inconsistent with the firm's philosophy.

As of April 30, 1997, common stocks represented approximately 91% of the Portfolio and cash reserves were approximately 9%.

Cooke & Bieler continues to employ an investment process designed to help produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of the companies held in the Cooke & Bieler Equity Portfolio should provide this downside protection. These high quality characteristics, as compared to the S&P 500, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital,
(3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

                                          Sincerely,

                                          /s/ Peter A. Thompson

                                          Peter A. Thompson





                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (91.3%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (4.4%)
 Boeing Co.................................................  12,000 $  1,183,500
 Raytheon Co. ............................................. 102,000    4,449,750
                                                                    ------------
                                                                       5,633,250
--------------------------------------------------------------------------------
AUTOMOTIVE (5.4%)
 Eaton Corp................................................  29,000    2,171,375
 Genuine Parts Co.......................................... 147,000    4,759,125
                                                                    ------------
                                                                       6,930,500
--------------------------------------------------------------------------------
BANKS (1.7%)
 Wachovia Corp.............................................  36,500    2,135,250
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (3.6%)
 McGraw-Hill Cos., Inc.....................................  65,000    3,306,875
 Readers Digest Association, Inc., Class A (Non-Voting)....  57,600    1,324,800
                                                                    ------------
                                                                       4,631,675
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (4.8%)
 Dover Corp................................................  93,000    4,929,000
 General Signal Corp. .....................................  31,400    1,232,450
                                                                    ------------
                                                                       6,161,450
--------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Eastman Chemical Co.......................................  47,500    2,422,500
 Hercules, Inc.............................................  46,000    1,811,250
                                                                    ------------
                                                                       4,233,750
--------------------------------------------------------------------------------
CONSTRUCTION (4.6%)
 Fluor Corp................................................  34,900    1,919,500
 Sherwin-Williams Co....................................... 130,000    3,932,500
                                                                    ------------
                                                                       5,852,000
--------------------------------------------------------------------------------
CONSUMER DURABLES (4.6%)
 Corning, Inc..............................................  65,600    3,165,200
 Rubbermaid, Inc. ......................................... 116,000    2,784,000
                                                                    ------------
                                                                       5,949,200
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (5.1%)
 Avon Products, Inc........................................  32,500    2,002,812
 Hasbro, Inc............................................... 111,500    2,787,500
 International Flavors & Fragrances, Inc...................  40,500    1,706,063
                                                                    ------------
                                                                       6,496,375
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ELECTRONICS (5.0%)
 AMP, Inc..................................................  84,000 $  3,013,500
 Grainger (W.W.), Inc. ....................................  23,000    1,733,625
 Motorola, Inc.............................................  29,000    1,660,250
                                                                    ------------
                                                                       6,407,375
--------------------------------------------------------------------------------
ENERGY (10.7%)
 Burlington Resources, Inc. ............................... 108,000    4,576,500
 Exxon Corp. ..............................................  74,000    4,190,250
 Royal Dutch Petroleum Co. ................................  27,300    4,920,825
                                                                    ------------
                                                                      13,687,575
--------------------------------------------------------------------------------
FINANCIAL SERVICES (12.5%)
 EXEL Ltd..................................................  81,000    3,159,000
 Marsh & McLennan Cos., Inc................................  43,100    5,193,550
 MBIA, Inc.................................................  32,000    3,116,000
 State Street Corp.........................................  57,000    4,488,750
                                                                    ------------
                                                                      15,957,300
--------------------------------------------------------------------------------
MANUFACTURING (3.8%)
 Dana Corp. ...............................................  93,000    2,964,375
 Pall Corp. ...............................................  85,000    1,965,625
                                                                    ------------
                                                                       4,930,000
--------------------------------------------------------------------------------
MULTI-INDUSTRY (3.0%)
 National Service Industries, Inc. ........................  12,000      505,500
 Whitman Corp.............................................. 146,000    3,376,250
                                                                    ------------
                                                                       3,881,750
--------------------------------------------------------------------------------
OFFICE EQUIPMENT (10.1%)
 International Business Machines Corp......................  33,200    5,336,900
 Pitney Bowes, Inc.........................................  57,000    3,648,000
 Xerox Corp. ..............................................  65,000    3,997,500
                                                                    ------------
                                                                      12,982,400
--------------------------------------------------------------------------------
PAPER & PACKAGING (1.2%)
 Sonoco Products Co........................................   9,000      241,875
 Union Camp Corp...........................................  25,900    1,259,388
                                                                    ------------
                                                                       1,501,263
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.8%)
 Bristol-Myers Squibb Co. ............................      52,500 $  3,438,750
 Schering-Plough Corp.................................      50,300    4,024,000
                                                                   ------------
                                                                      7,462,750
-------------------------------------------------------------------------------
SERVICES (1.7%)
 Service Corp. International..........................      63,000    2,157,750
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $91,766,225)................              116,991,613
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.3%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.3%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $10,655,539,
  collateralized by $10,714,997 of various
  U.S. Treasury Notes, 4.75%-6.125% due from 8/31/98-
  10/31/98,
  valued at $10,662,560 (COST $10,654,000)............ $10,654,000   10,654,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $102,420,225) (a).....              127,645,613
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)...................                  469,829
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $128,115,442
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $102,420,225. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $25,225,388. This consisted of aggregate gross unrealized appreciation for all securities of $27,544,071 and aggregate gross unrealized depreciation for all securities of $2,318,683.


   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $102,420,225
                                                                   ============
 Investments, at Value............................................ $127,645,613
 Cash.............................................................          237
 Receivable for Investments Sold..................................      758,607
 Dividends Receivable.............................................      156,244
 Interest Receivable..............................................        1,539
 Other Assets.....................................................        1,275
-------------------------------------------------------------------------------
  Total Assets....................................................  128,563,515
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      325,619
 Payable for Investment Advisory Fees--Note B.....................       60,747
 Payable for Administrative Fees--Note C..........................       18,898
 Payable to Custodian--Note D.....................................       23,175
 Payable for Directors' Fees--Note G..............................        1,704
 Other Liabilities................................................       17,930
-------------------------------------------------------------------------------
  Total Liabilities...............................................      448,073
-------------------------------------------------------------------------------
NET ASSETS........................................................ $128,115,442
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $ 79,604,685
 Undistributed Net Investment Income..............................      172,394
 Accumulated Net Realized Gain....................................   23,112,975
 Unrealized Appreciation..........................................   25,225,388
-------------------------------------------------------------------------------
NET ASSETS........................................................ $128,115,442
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................    8,960,255
 Net Asset Value, Offering and Redemption Price Per Share......... $      14.30
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.....................................................   $ 1,301,915
 Interest......................................................       232,390
--------------------------------------------------------------------------------
  Total Income.................................................     1,534,305
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..............................       414,963
 Administrative Fees--Note C...................................        97,555
 Custodian Fees--Note D........................................        10,379
 Audit Fees....................................................         8,073
 Registration and Filing Fees..................................         7,234
 Printing Fees.................................................         6,204
 Insurance Expense.............................................         5,644
 Legal Fees....................................................         5,538
 Directors' Fees--Note G.......................................         2,424
 Other Expenses................................................         5,508
--------------------------------------------------------------------------------
  Total Expenses...............................................       563,522
 Expense Offset--Note A........................................           --
--------------------------------------------------------------------------------
  Net Expenses.................................................       563,522
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..........................................       970,783
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...............................    23,378,433
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS................................................    (9,365,802)
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS........................................    14,012,631
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........   $14,983,414
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     YEAR ENDED
                                                         1997      OCTOBER 31,
                                                     (UNAUDITED)       1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $    970,783  $  4,139,389
 Net Realized Gain..................................   23,378,433    45,211,776
 Net Change in Unrealized Appreciation/Depreciation.   (9,365,802)   (3,731,843)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................   14,983,414    45,619,322
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................   (1,148,429)   (4,276,922)
 Net Realized Gain..................................  (39,513,464)  (11,481,231)
--------------------------------------------------------------------------------
  Total Distributions...............................  (40,661,893)  (15,758,153)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................   19,739,173    16,594,738
      --In Lieu of Cash Distributions...............   34,909,668    14,951,054
 Redeemed...........................................  (69,899,262) (138,175,569)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions .....  (15,250,421) (106,629,777)
--------------------------------------------------------------------------------
 Total Decrease.....................................  (40,928,900)  (76,768,608)
Net Assets:
 Beginning of Period................................  169,044,342   245,812,950
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income
  of $172,394 and $350,040, respectively)........... $128,115,442  $169,044,342
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................    1,351,422       987,019
  In Lieu of Cash Distributions.....................    2,621,960       944,442
  Shares Redeemed...................................   (4,462,337)   (8,159,088)
--------------------------------------------------------------------------------
                                                         (488,955)   (6,227,627)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED
                           APRIL 30,              YEARS ENDED OCTOBER 31,
                             1997       ------------------------------------------------
                          (UNAUDITED)     1996      1995      1994      1993      1992
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $  17.89     $  15.68  $  13.13  $  13.06  $  13.29  $  12.33
-----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.12         0.36      0.34      0.31      0.28      0.29
 Net Realized and
  Unrealized Gain.......       1.42         2.94      2.55      0.28      0.24      1.02
-----------------------------------------------------------------------------------------
  Total From Investment
   Operations...........       1.54         3.30      2.89      0.59      0.52      1.31
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.14)       (0.35)    (0.34)    (0.30)    (0.26)    (0.30)
 Net Realized Gain......      (4.99)       (0.74)      --      (0.18)    (0.49)    (0.05)
 In Excess of Net Real-
  ized Gain.............        --           --        --      (0.04)      --        --
-----------------------------------------------------------------------------------------
  Total Distributions...      (5.13)       (1.09)    (0.34)    (0.52)    (0.75)    (0.35)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................   $  14.30     $  17.89  $  15.68  $  13.13  $  13.06  $  13.29
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL RETURN............      10.84%**     21.99%    22.28%     4.67%     4.05%    10.68%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......   $128,115     $169,044  $245,813  $208,937  $209,153  $112,763
Ratio of Expenses to Av-
 erage Net Assets.......       0.84%*       0.81%     0.79%     0.82%     0.82%     0.83%
Ratio of Net Investment
 Income to Average Net
 Assets.................       1.45%*       1.92%     2.35%     2.39%     2.28%     2.27%
Portfolio Turnover Rate.         18%          29%       42%       46%       21%       45%
Average Commission Rate
 #......................   $ 0.0507     $ 0.0508       N/A       N/A       N/A       N/A
-----------------------------------------------------------------------------------------
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................       0.84%*       0.80%     0.78%      N/A       N/A       N/A
-----------------------------------------------------------------------------------------

 *Annualized
**Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                            C & B EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return with minimal risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                            C & B EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $97,555 from the Portfolio as Administrator of which $70,698 was paid to CGFSC for its services as sub-Administrator.

                            C & B EQUITY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $23,220,862 and sales of $80,741,180 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other portfolios of the UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 23.9% of total shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                            C & B EQUITY PORTFOLIO
                             FOR TAXABLE INVESTORS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS


Norton H. Reamer                                William H. Park
Director, President and Chairman                Vice President

John T. Bennett, Jr.                            Michael E. DeFao
Director                                        Secretary

Philip D. English                               Karl O. Hartmann
Director                                        Assistant Secretary

William A. Humenuk                              Gary L. French
Director                                        Treasurer

Peter M. Whitman, Jr.                           Robert R. Flaherty
Director                                        Assistant Treasurer

                                                Gordon M. Shone
                                                Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Cooke & Bieler, Inc.
 1700 Market Street
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                 C & B EQUITY
                                   PORTFOLIO
                                  FOR TAXABLE
                                   INVESTORS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder:

The following report provides a detailed description of the securities held and statement of operations for the Cooke & Bieler Equity Portfolio for Taxable Investors for the interim period from February 12, 1997 (inception) to April 30, 1997.

For this interim period, the Cooke & Bieler Equity Portfolio for Taxable Investors underperformed its benchmark index, the S&P 500 Index. Over this shortened, initial period, the Cooke & Bieler Equity Portfolio for Taxable Investors declined by 0.39% versus the S&P 500 which rose 2.42%. Due to the start-up nature of the Portfolio and the "ramping up" of equity investment in the early months, it makes comparisons at this point difficult and sometimes misleading.

As of April 30, 1997, common stocks represented approximately 85% of the Portfolio and cash reserves were approximately 15%.

Cooke & Bieler is employing an investment process designed to help produce above average long-term results, with particularly strong relative results in flat and down markets. The strong fundamental characteristics of companies held in the Cooke & Bieler Equity Portfolio for Taxable Investors should provide this downside protection. These high quality characteristics, as compared to the S&P 500, include (1) balance sheet strength measured by a relatively low debt to capital ratio, (2) high levels of return on equity and return on capital, (3) consistent growth in earnings and dividends, and (4) use of excess cash flow to repurchase stock.

                                          Sincerely,

                                          /s/ Peter A. Thompson

                                          Peter A. Thompson


                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waiver (also expenses assumed by the Adviser), total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                                 SHARES  VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (84.5%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.5%)
 Raytheon Co. ..................................................  300   $ 13,087
--------------------------------------------------------------------------------
AUTOMOTIVE (3.6%)
 Genuine Parts Co...............................................  600     19,425
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (1.7%)
 Readers Digest Association, Inc., Class A (Non-Voting).........  400      9,200
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.2%)
 Dover Corp. ...................................................  300     15,900
 General Signal Corp............................................  300     11,775
                                                                        --------
                                                                          27,675
--------------------------------------------------------------------------------
CHEMICALS (5.8%)
 Eastman Chemical Co............................................  300     15,300
 Hercules, Inc. ................................................  400     15,750
                                                                        --------
                                                                          31,050
--------------------------------------------------------------------------------
CONSTRUCTION (3.1%)
 Fluor Corp. ...................................................  300     16,500
--------------------------------------------------------------------------------
CONSUMER DURABLES (3.1%)
 Rubbermaid, Inc. ..............................................  700     16,800
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (6.0%)
 Hasbro, Inc....................................................  600     15,000
 International Flavors & Fragrances, Inc. ......................  400     16,850
                                                                        --------
                                                                          31,850
--------------------------------------------------------------------------------
ELECTRONICS (8.8%)
 AMP, Inc. .....................................................  400     14,350
 Grainger (W.W.), Inc. .........................................  200     15,075
 Motorola, Inc..................................................  300     17,175
                                                                        --------
                                                                          46,600
--------------------------------------------------------------------------------
ENERGY (6.4%)
 Burlington Resources, Inc. ....................................  400     16,950
 Exxon Corp. ...................................................  300     16,988
                                                                        --------
                                                                          33,938
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                                SHARES  VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.1%)
 EXEL Ltd. ....................................................  400   $ 15,600
 Marsh & McLennan Cos., Inc. ..................................  100     12,050
 State Street Corp. ...........................................  200     15,750
                                                                       --------
                                                                         43,400
-------------------------------------------------------------------------------
MANUFACTURING (3.0%)
 Pall Corp. ...................................................  700     16,187
-------------------------------------------------------------------------------
MULTI-INDUSTRY (6.2%)
 National Service Industries, Inc. ............................  400     16,850
 Whitman Corp. ................................................  700     16,188
                                                                       --------
                                                                         33,038
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (11.6%)
 International Business Machines Corp. ........................  150     24,113
 Pitney Bowes, Inc. ...........................................  300     19,200
 Xerox Corp. ..................................................  300     18,450
                                                                       --------
                                                                         61,763
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.5%)
 Bristol-Myers Squibb Co. .....................................  200     13,100
 Schering-Plough Corp. ........................................  200     16,000
                                                                       --------
                                                                         29,100
-------------------------------------------------------------------------------
SERVICES (3.9%)
 Service Corp. International...................................  600     20,550
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $453,280)...........................         450,163
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                               FACE
                                                              AMOUNT   VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (19.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (19.0%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due 5/1/97, to be repurchased at $101,015, collateralized by $101,578 of
  various U.S. Treasury Notes,
  4.75%-6.125% due from 8/31/98-10/31/98, valued at $101,081
  (COST $101,000)........................................... $101,000 $101,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.5%) (COST $554,280) (a)..............           551,163
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.5%)........................           (18,884)
-------------------------------------------------------------------------------
NET ASSETS (100%)...........................................          $532,279
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $554,280. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $3,117. This consisted of aggregate gross unrealized appreciation for all securities of $17,453 and aggregate gross unrealized depreciation for all securities of $20,570.

   The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................................ $554,280
                                                                      ========
 Investments, at Value (including Repurchase Agreement of $101,000).. $551,163
 Cash................................................................   11,296
 Receivable due from Investment Adviser--Note B......................    6,782
 Dividends Receivable................................................      530
 Interest Receivable.................................................       14
-------------------------------------------------------------------------------
  Total Assets.......................................................  569,785
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased...................................   17,565
 Payable for Administrative Fees--Note C.............................    4,589
 Payable for Custodian Fees--Note D..................................    1,734
 Payable for Directors' Fees--Note G.................................      611
 Other Liabilities...................................................   13,007
-------------------------------------------------------------------------------
  Total Liabilities..................................................   37,506
-------------------------------------------------------------------------------
NET ASSETS........................................................... $532,279
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital..................................................... $534,297
 Undistributed Net Investment Income.................................    1,279
 Accumulated Net Realized Loss.......................................     (180)
 Unrealized Depreciation.............................................   (3,117)
-------------------------------------------------------------------------------
NET ASSETS........................................................... $532,279
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)........................................................   53,578
 Net Asset Value, Offering and Redemption Price Per Share............ $   9.93
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF OPERATIONS
For the Period from February 12, 1997* to April 30, 1997 (Unaudited)

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends......................................................        $  1,472
 Interest.......................................................           2,326
---------------------------------------------------------------------------------
  Total Income..................................................           3,798
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B...............................
  Basic Fees.................................................... $ 606
  Less: Fees Waived.............................................  (606)      --
                                                                 -----
 Administrative Fees--Note C....................................           8,612
 Registration and Filing Fees...................................           5,867
 Custodian Fees--Note D.........................................           1,734
 Audit Fees.....................................................           4,465
 Printing Fees..................................................           4,126
 Directors' Fees--Note G........................................             611
 Legal Fees.....................................................             376
 Other Expenses.................................................             298
 Expenses Assumed by the Adviser--Note B........................         (25,093)
---------------------------------------------------------------------------------
  Total Expenses................................................             996
 Expense Offset--Note A.........................................             --
---------------------------------------------------------------------------------
  Net Expenses..................................................             996
---------------------------------------------------------------------------------
NET INVESTMENT INCOME...........................................           2,802
---------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS................................            (180)
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVEST-
 MENTS..........................................................          (3,117)
---------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS.........................................          (3,297)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............        $   (495)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
STATEMENT OF CHANGES IN NET ASSETS

                                                                     FEBRUARY 12,
                                                                       1997* TO
                                                                      APRIL 30,
                                                                         1997
                                                                     (UNAUDITED)
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................................   $  2,802
 Net Realized Loss..................................................       (180)
 Net Change in Unrealized Appreciation/Depreciation.................     (3,117)
---------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations..............       (495)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................................     (1,523)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................................    544,887
      --In Lieu of Cash Distributions...............................        864
 Redeemed...........................................................    (11,454)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions .....................    534,297
---------------------------------------------------------------------------------
 Total Increase.....................................................    532,279
Net Assets:
 Beginning of Period................................................        --
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment income
  of $1,279)........................................................   $532,279
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................................     54,657
  In Lieu of Cash Distributions.....................................         89
  Shares Redeemed...................................................     (1,168)
---------------------------------------------------------------------------------
                                                                         53,578
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                    FEBRUARY 12,
                                                                     1997*** TO
                                                                     APRIL 30,
                                                                        1997
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..............................    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income............................................       0.05
 Net Realized and Unrealized Loss.................................      (0.09)
--------------------------------------------------------------------------------
  Total From Investment Operations................................      (0.04)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income............................................      (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD....................................    $  9.93
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+**...................................................      (0.39)%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).............................    $   532
Ratio of Expenses to Average Net Assets...........................       1.00%*
Ratio of Net Investment Income to Average Net Assets..............       2.81%*
Portfolio Turnover Rate...........................................          3%
Average Commission Rate...........................................    $0.0504
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser Per
 Share............................................................    $  0.49
Ratio of Expenses to Average Net Assets Including Expense Offsets.       1.00%*
--------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed during the period.

    The accompanying notes are an integral part of the financial statements.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The C & B Equity Portfolio for Taxable Investors (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term, after-tax total return consistent with minimizing risk to principal by investing in common stocks which have a consistency and predictability in their earnings growth.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the mean of the current bid and asked prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Cooke & Bieler, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.00% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period from February 12, 1997, to April 30, 1997, UAM Fund Services, Inc. earned $8,612 from the Portfolio as Administrator of which $8,573 was paid to CGFSC for its services as sub-Administrator.

                 C & B EQUITY PORTFOLIO FOR TAXABLE INVESTORS

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASERS AND SALES: For the period ended April 30, 1997, the Portfolio made purchases of $460,488 and sales of $7,029 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. OTHER: At April 30, 1997, 80.5% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                DSI PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
                        Gordon M. Shone
                        Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Dewey Square Investors Corporation
 One Financial Center Boston, MA 02111

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                DSI PORTFOLIOS

-------------------------------------------------------------------------------



                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                         DSI PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Disciplined Value.........................................................   4
  Limited Maturity Bond.....................................................   7
  Money Market..............................................................  12
Statement of Assets and Liabilities.........................................  15
Statement of Operations.....................................................  16
Statement of Changes in Net Assets
  Disciplined Value.........................................................  17
  Limited Maturity Bond.....................................................  18
  Money Market..............................................................  19
Financial Highlights
  Disciplined Value.........................................................  20
  Limited Maturity Bond.....................................................  21
  Money Market..............................................................  22
Notes to Financial Statements...............................................  23

--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to report on the investment results and strategies for the DSI Disciplined Value Portfolio, the DSI Limited Maturity Bond Portfolio and the DSI Money Market Portfolio.

DISCIPLINED VALUE PORTFOLIO

The Disciplined Value Portfolio posted a net performance of 10.12% for the six month period ended April 30, 1997. In the same time period the Standard & Poor's 500 Index ("S&P 500") returned 14.71% and the Lipper Equity Income Funds Average (the Portfolio's category) returned 10.43%.

The stock market began the new calendar year in the same fashion it ended the prior calendar year--with a bang. The S&P 500 soared over six percent in January, led by the same stocks and groups that led in 1996 (large capitalization stocks in general, financial and technology stocks in particular). The market marked time in February, then declined four percent in March after the Federal Reserve's 25 basis point hike in the discount rate.

The best performing sector of the Portfolio for the quarter ended April 30, 1997 was CONSUMER STAPLES (+4%), led by KMart (+15%), Ryan's Family Steak Houses (+15%), and National Service Industries (+11). The FINANCIAL Sector performed well for the quarter as a whole (+3%) but was one of the weakest sectors in the month of March following the Federal Reserve's discount rate increase. Torchmark (+21%) was a particular standout for the quarter. We have consciously reduced our overweight in this sector from four percentage points overweighted in September 1996 to two points underweighted versus the market at the present time. We have been wary of the tremendous three-year run-up in the prices of most FINANCIAL stocks, especially when Mr. Greenspan last December hinted that he might start raising short-term interest rates. We were early in reducing our overweight position, and that hurt us relatively, but we have been somewhat vindicated in the last couple of months.

ENERGY stocks held up well during the quarter (+2%). Exxon was up about 10%, but we gave some of that back with our holding of Union Texas Petroleum (- 11%). The latter was hurt by lower ethylene prices in its commodity chemical business. The MEDICAL & HEALTH CARE sector was up marginally for the quarter. Smithkline Beecham (+13%) and Aetna (+10%) were very strong, but Pharmacia & Upjohn lost 19% as it experienced consolidation problems in the recent merger of the two companies.

Our undoing in the quarter, from a sector point of view lay squarely in the BASIC INDUSTRIAL group (-11%). Relative to the market this group hurt the Portfolio by about 130 basis points. The two PAPER stocks (Jefferson Smurfit - 17%, and James River -7%) were poor performers. Ironically, these two stocks were among the best performers in the December quarter. The stocks have been held hostage to their underlying commodity prices, which have turned down again after seeming ready to turn up late last year. We believe it is just a matter of time before the stocks begin to work for us again and we are holding our positions. The TECHNOLOGY sector hurt on balance (-9%), with the strength in Xerox (+5%) offset by weakness in Digital Equipment (-21%). The latter has bounced back strongly in the month of May, after reporting a better than expected quarterly earnings number.

The UTILITY sector was weak (-2%), as might be expected during a period of rising interest rates. Texas Utilities (-15%) was beset by a renewed and unexpected round of regulatory jousting. We are reassessing the fundamental picture but for now are viewing the stock as pretty well washed out. AT&T was down 14% for the quarter, but we eliminated the holding when it was down only 9%. The competitive environment is turning worse for AT&T, in our view, and we prefer our holdings of GTE and Nynex in the telephone sub-sector.

EQUITY MARKET OUTLOOK

In January, it appeared as if the stock market might begin to "de-link" from the bond market--that is, head sharply higher in the face of lower bond prices. In March, however, the old disciplines reasserted themselves and the stock market declined in the face of rising interest rates. Chairman Greenspan warned of "irrational exuberance" in the stock market last December, then acted on the warning in March. The markets responded negatively, signaling that investors as a group still care about relative valuations and recognize that stock prices are not determined in a vacuum.

Absolute valuation measures on the overall market (price/earnings, price/book values, price/sales, price/dividends) remain high by historical standards. These high levels should probably keep prices from surging on the upside over the balance of the year. The current environment is similar to that which prevailed throughout most of the decade of the 1960's--moderate growth, stable and fairly low inflation rates, gently rising interest rates, and no major profits slump. Stocks outperformed bonds in that environment but neither asset class produced much more than a low double-digit return in any rolling five-year period.

Late last year, we told our clients that if the 10-year US Treasury note interest rate rose much above 7% over the next several months, the stock market would experience its first 10% correction since 1990. Well, we nearly hit 7% in March, and the market did correct just about 10% from its mid-February highs. At this point, the stock market remains hostage to a further interest rate rise. If ten-year rates move into the 7.25-7.50% range, the market will probably correct somewhat further. Our belief is that long rates should not increase as much as Fed-controlled short rates, and that the stock market should find a new equilibrium somewhat below current levels before starting up gently over the ensuing several months.

LIMITED MATURITY BOND PORTFOLIO

In spite of considerable gyrations, yields in the US fixed income markets increased only modestly in the six month period ended April 30, 1997. During the period, interest rates declined through late November of 1996 before rising again through April, 1997. For the period, the 5 year maturity US Treasury note rose in yield to 6.57% on April 30, 1997 from 6.13% six months earlier. In this environment, the Limited Maturity Bond Portfolio returned 2.60% as compared with the Lipper 1-5 Year Short Investment Grade Debt Funds Average return of 2.19% and the Merrill Lynch 1-4.99 Year Corporate/Government Bond Index (gross of fees) return of 2.08%.

What surprised us was how little rates increased given the generally strong growth of the US economy and how constrained inflation was given the economy's growth. Normally, strong economic growth gives rise to some increase in inflationary fears which in turn causes rates to rise. However, these effects were tempered by record buying of US Treasury securities by foreign central banks and private investors. Their activity tended to put a floor under US bond prices. Foreigners tended to buy US domestic debt because of attractive real interest rates here relative to other countries and because of the strength of the US dollar. In addition, some hedge funds have implemented a so-called Yen carry trade where they borrow money in Japan at very low interest rates and invest on a leveraged basis in the US at much higher rates. The combination of a positive yield spread and anticipated price appreciation from lower rates and a stronger US dollar helps provide the opportunity for substantial profits.

However, if Japanese interest rates begin to climb, if the US dollar begins to fall significantly, or if other countries' rates become more attractive than ours, foreign buying may dissipate and be replaced by a prospectively broad liquidation of US bonds. Leveraged hedge funds could sustain large losses quickly. Overall, we believe that the yield on the five year US Treasury note (now 6.57%) may move into the 6.85% range as summer approaches.

On the other hand, the continued decline in the US Federal Government deficit has not gone unnoticed. For the fiscal year ended September 30, 1996, the deficit was approximately $104 billion, or barely one third of the fiscal 1992 deficit. Indeed, early projections indicate that the deficit for fiscal 1997 may approximate $80 billion, or barely one percent of GDP.

In managing the Limited Maturity Bond Portfolio, we use higher yielding sectors of the bond market including mortgage- and asset-backed securities, corporate bonds including some below investment grade issues rated double- and single-B, Yankee bonds, and municipal bonds. At this writing, we plan to maintain the composition of the Portfolio and quality breakdown similar to this present composition. If rates move higher as we anticipate, we plan to increase the duration of the Portfolio by about 0.3 years.

MONEY MARKET PORTFOLIO

As of April 30, 1997, the Money Market Portfolio had a 7-day current yield (compounded) of 5.33% versus 4.96% for the Donoghue/IBC All Taxable Money Fund Average.

We continue to pursue a strategy of investing in only the highest quality short-term investments. Within this framework we seek to find the best yielding combination of money market securities including commercial paper and repurchase agreements. At April 30, 1997, 91% was invested in commercial paper and 9% in repurchase agreements.

Sincerely,

/s/ Peter M. Whitman, Jr.

Peter M. Whitman, Jr.
President & Chief Investment Officer

                    Definitions of the Comparative Indices
                    --------------------------------------
The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lipper Equity Income Funds Average is an average of approximately 30 funds which seek relatively high current income and growth of income through investing 60% or more of their portfolio in equities.

The Lipper 1-5 Year Short Investment Grade Debt Funds Average is an average of approximately 160 funds that invest at least 65% of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of 5 years or less.

The Merrill Lynch 1-4.99 Year Corporate/Government Bond Index is an unmanaged index composed of U.S. Treasuries, agencies and corporates with maturities from 1 to 4.99 years. Corporates are investment grade only (rated in the top four grades).

Donaghue's Money Fund Average is an average of all major money market fund yields, published weekly for 7- and 30-day yields.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Yields will fluctuate as market conditions change. If it were not for the Adviser's temporary fee waiver, the yield of the Money Market Portfolio would be lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain its net asset value of $1.00 per share.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (88.1%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (2.2%)
 Raytheon Co............................................     35,200 $ 1,535,600
-------------------------------------------------------------------------------
AUTOMOTIVE (6.5%)
 General Motors Corp. ..................................     47,000   2,720,125
 LucasVarity plc ADR....................................     59,075   1,772,250
                                                                    -----------
                                                                      4,492,375
-------------------------------------------------------------------------------
BASIC RESOURCES (2.0%)
 IMC Global, Inc. ......................................     37,200   1,371,750
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (12.8%)
 American Stores Co. ...................................      9,700     441,350
 Black & Decker Corp. ..................................     45,500   1,524,250
 J.C. Penney Co., Inc. .................................     32,800   1,566,200
 Limited (The), Inc. ...................................     52,400     949,750
 Liz Claiborne, Inc. ...................................     12,000     543,000
 Philip Morris Cos., Inc. ..............................     29,900   1,177,313
 *Ryan's Family Steak House, Inc. ......................     45,525     392,653
 *Toys "R" Us, Inc. ....................................     77,690   2,214,165
                                                                    -----------
                                                                      8,808,681
-------------------------------------------------------------------------------
ENERGY (8.7%)
 British Petroleum Co. plc ADR..........................     18,854   2,594,782
 Exxon Corp. ...........................................     24,000   1,359,000
 Texaco, Inc. ..........................................     12,100   1,276,550
 Union Texas Petroleum Holdings, Inc. ..................     40,000     755,000
                                                                    -----------
                                                                      5,985,332
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.7%)
 Carnival Corp., Class A ...............................     50,145   1,849,097
-------------------------------------------------------------------------------
FINANCIAL SERVICES (10.0%)
 BankAmerica Corp. .....................................     22,900   2,676,438
 BankBoston Corp. ......................................     20,000   1,455,000
 Chase Manhattan Corp. .................................     30,000   2,778,750
                                                                    -----------
                                                                      6,910,188
-------------------------------------------------------------------------------
HEALTH CARE (1.1%)
 *Tenet Healthcare Corp. ...............................     28,800     748,800
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INDUSTRIAL (7.4%)
 Cooper Industries, Inc.................................     14,900 $   685,400
 Hercules, Inc. ........................................     43,725   1,721,672
 Imperial Chemical Industries plc ADR...................     14,500     672,437
 Millennium Chemicals, Inc. ............................     23,700     420,675
 United Technologies Corp. .............................     13,000     983,125
 USX-US Steel Group, Inc. ..............................     13,500     394,875
 *WHX Corp. ............................................     40,000     230,000
                                                                    -----------
                                                                      5,108,184
-------------------------------------------------------------------------------
INSURANCE (3.7%)
 Allstate Corp. ........................................     28,000   1,834,000
 Torchmark Corp. .......................................     11,300     702,012
                                                                    -----------
                                                                      2,536,012
-------------------------------------------------------------------------------
PAPER & PACKAGING (3.0%)
 James River Corp. of Virginia .........................     32,700     976,912
 *Jefferson Smurfit Corp. ..............................     82,000   1,066,000
                                                                    -----------
                                                                      2,042,912
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.4%)
 American Home Products Corp. ..........................     26,000   1,722,500
 Pharmacia & Upjohn, Inc. ..............................     52,900   1,567,162
 SmithKline Beecham plc ADR ............................     14,000   1,128,750
                                                                    -----------
                                                                      4,418,412
-------------------------------------------------------------------------------
SERVICES (1.4%)
 *Information Resources, Inc. ..........................     51,000     675,750
 National Service Industries, Inc. .....................      6,300     265,388
                                                                    -----------
                                                                        941,138
-------------------------------------------------------------------------------
TECHNOLOGY (12.9%)
 *Digital Equipment Corp. ..............................     90,200   2,694,725
 International Business Machines Corp. .................     12,600   2,025,450
 *Lexmark International Group, Inc., Class A ...........     48,980   1,138,785
 Scitex Corp. Ltd. .....................................     28,000     192,500
 *Symantec Corp. .......................................     88,500   1,261,125
 Xerox Corp. ...........................................     25,700   1,580,550
                                                                    -----------
                                                                      8,893,135
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
UTILITIES (7.3%)
 GTE Corp. ............................................     58,730 $ 2,694,239
 *Niagara Mohawk Power Corp. ..........................     39,500     335,750
 NYNEX Corp. ..........................................     29,000   1,500,750
 Texas Utilities Co. ..................................     15,200     513,000
                                                                   -----------
                                                                     5,043,739
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $56,635,543).................             60,685,355
-------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (4.8%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (2.8%)
 Kmart Financing, 7.75%................................     33,164   1,911,075
-------------------------------------------------------------------------------
INDUSTRIAL (0.9%)
 WHX Corp. Series A, 6.50%.............................     19,200     626,400
-------------------------------------------------------------------------------
INSURANCE (1.1%)
 Aetna Inc., 6.25%.....................................      9,115     774,775
-------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $3,412,471)...              3,312,250
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.4%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $5,758,832, collateral-
  ized by $5,790,966 of various U.S. Treasury Notes,
  4.75%-6.125% due from 8/31/98-10/31/98, valued at
  $5,762,626 (COST $5,758,000)......................... $5,758,000   5,758,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%) (COST $65,806,014)(a).......             69,755,605
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)...................               (876,006)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $68,879,599
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+    See Note A to Financial Statements.
*    Non-Income Producing Security
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $65,806,014. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,949,591. This consisted of aggregate gross unrealized appreciation for all securities of $7,835,318 and aggregate gross unrealized depreciation for all securities of $3,885,727.


   The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (38.5%)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.6%)
 Philip Morris, Inc.:
  6.95%, 6/1/06.......................................... $  350,000 $  348,849
  8.625%, 3/1/99.........................................    250,000    257,882
  9.25%, 12/1/97.........................................    500,000    508,430
                                                                     ----------
                                                                      1,115,161
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (0.0%)
 Time Warner, Inc.
  9.125%, 1/15/13........................................      5,000      5,370
-------------------------------------------------------------------------------
FINANCIAL SERVICES (9.6%)
 American General Corp.
  9.625%, 2/1/18.........................................    125,000    132,700
 Amresco, Inc.
  10.00%, 1/15/03........................................    250,000    250,938
 Amresco, Inc., Series 97-A
  10.00%, 3/15/04........................................    250,000    250,625
 First Chicago Corp.
  6.83%, 9/8/97..........................................    525,000    526,376
 Phoenix Re Corp.
  9.75%, 8/15/03.........................................    750,000    803,437
 Salomon, Inc. FRN,
  6.08%, 2/15/99.........................................    640,000    641,453
 Wells Fargo & Co. FRN,
  6.00%, 6/25/97.........................................    400,000    398,348
                                                                     ----------
                                                                      3,003,877
-------------------------------------------------------------------------------
INDUSTRIAL (12.3%)
 American Brands, Inc.
  8.50%, 10/1/03.........................................     15,000     16,007
 Crown Paper Co.
  11.00%, 9/1/05.........................................    250,000    245,625
 Ford Motor Credit
  7.50%, 1/15/03.........................................     10,000     10,177
 Inco Ltd.
  9.875%, 6/15/19........................................    350,000    377,069
 News America Holdings, Inc.
  8.45%, 8/1/34..........................................    250,000    269,753
 Occidential Petroleum Corp.
  8.50%, 9/15/04.........................................    475,000    488,195

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL (CONTINUED)
 Phillips Petroleum
  9.18%, 9/15/21......................................... $  600,000 $   638,250
 U.S. Home Corp.
  7.95%, 3/1/01..........................................    250,000     247,137
 Valassis Communication
  9.55%, 12/1/03.........................................  1,000,000   1,046,180
 WMX Technologies Inc.
  7.10%, 8/1/26..........................................    500,000     501,420
                                                                     -----------
                                                                       3,839,813
--------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 ITT Corp.
  8.55%, 6/15/09.........................................    450,000     482,913
--------------------------------------------------------------------------------
UTILITIES (11.4%)
 Canal Electric
  8.85%, 9/1/06..........................................    792,000     816,702
 Cleveland Electric Illum
  10.00%, 6/1/20.........................................    500,000     528,750
 Commonwealth Edison
  8.625%, 2/22/06........................................    650,000     656,624
 Eastern Edison Co.
  5.75%, 7/1/98..........................................    500,000     496,130
 Midland Cogeneration Venture, Series C-94
  10.33%, 7/23/02........................................    533,650     571,005
 Pacific Gas & Electric
  6.875%, 12/1/99........................................    500,000     497,615
                                                                     -----------
                                                                       3,566,826
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $12,070,084).......             12,013,960
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (32.0%)
--------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (29.6%)
 Federal Home Loan Mortgage Corp.:
  Series 1004 G, PAC(11), REMIC,
   7.95%, 11/15/19.......................................    419,688     424,145
  Series 1265 F, PAC(11), REMIC,
   7.00%, 10/15/17.......................................    550,306     552,369
  Series 1302 PF, PAC(11), REMIC,
   7.50%, 2/15/18........................................    450,663     455,026
  Series 1332 ZA, PAC(11), REMIC,
   6.50%, 1/15/16........................................    291,834     291,105

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT AGENCY-BACKED (CONTINUED)
 Federal Home Loan Mortgage Corp.:
  Series 1784 PE, PAC(11), REMIC,
   7.25%, 4/15/18....................................... $  750,000 $   757,500
  TBA,
   7.50%, 3/1/27........................................  1,011,000   1,019,846
   7.50%, 3/1/27........................................    869,000     857,051
   8.00%, 5/13/27.......................................  1,028,000   1,054,019
  Gold, Pool #C80239
   8.50%, 11/1/24.......................................  1,546,764   1,598,225
 Federal National Mortgage Association:
  Conventional, Various Pools
   7.50%, 1/1/27........................................  1,040,469   1,032,665
   9.00%, 6/1/25........................................    628,600     665,329
   9.50%, 8/1/21........................................    515,381     556,003
                                                                    -----------
                                                                      9,263,283
-------------------------------------------------------------------------------
NON-GOVERNMENT AGENCY-BACKED (2.3%)
 Merrill Lynch Trust Series 45-F, PAC, REMIC,
  9.10%, 9/20/14........................................    449,338     467,590
 Ryland Acceptance Corp. Series 81-B, PAC, REMIC,
  9.00%, 1/1/15.........................................    240,378     247,438
                                                                    -----------
                                                                        715,028
-------------------------------------------------------------------------------
NON-GOVERNMENT NON-AGENCY-BACKED (0.1%)
 Merrill Lynch Mortgage Investors, Inc., Series 94-A,
  CSI, REMIC,
  6.403%, 2/15/09.......................................     27,609      26,781
-------------------------------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES (COST $9,974,383)......             10,005,092
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (17.0%)
-------------------------------------------------------------------------------
 Federal Farm Credit Bank
  FRN, 5.73%, 11/18/97..................................    500,000     494,395
 Federal Home Loan Mortgage Corp.
  7.50%, 7/23/07........................................     30,000      29,381
 Federal National Mortgage Association:
  FRN, 4.685%, 2/25/98..................................    500,000     497,995
  FRN, 4.94%, 1/6/98....................................  1,100,000   1,094,621
  ++Principal Strip,
   4/13/05..............................................  1,000,000     932,500

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
 Federal National Mortgage Association Series 04 M,
  8.55%, 12/10/04......................................... $ 400,000 $  405,624
 U.S. Treasury Bond
  7.125%, 2/15/23.........................................     5,000      5,045
 U.S. Treasury Notes
  5.75%, 8/15/03..........................................    20,000     19,100
  6.125%, 5/15/98.........................................   355,000    355,387
  6.25%, 2/15/03..........................................   430,000    422,608
  6.50%, 5/15/05..........................................   670,000    660,513
  6.875%, 7/31/99.........................................   380,000    384,275
  7.125%, 9/30/99.........................................     5,000      5,085
  7.25%, 8/15/04..........................................    10,000     10,322
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $5,324,215)........................................            5,316,851
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (4.6%)
-------------------------------------------------------------------------------
 Security Pacific National Bank, Series 91-2-B,
  8.15%, 6/15/20..........................................   326,843    329,518
 TMS Home Equity Trust:
  Series 95-C A3,
   6.55%, 9/15/21.........................................   585,000    572,855
  Series 96-B A7,
   7.55%, 2/15/20.........................................   525,000    532,809
-------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $1,436,253)...........            1,435,182
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (3.1%)
-------------------------------------------------------------------------------
 Corp. Andina De Fomento
  7.25%, 4/30/98..........................................   700,000    700,437
 United Mexican States FRN,
  7.625%, 8/6/01..........................................   250,000    252,875
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $955,686)............              953,312
-------------------------------------------------------------------------------
MUNICIPAL BONDS (2.7%)
-------------------------------------------------------------------------------
 New York City, New York, Series B
  9.50%, 6/1/09 (Prerefunded) (COST $839,615).............   750,000    833,437
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (11.8%)
-------------------------------------------------------------------------------
+++U.S. TREASURY BILL (0.2%)
 5.27%, 7/17/97........................................ $   65,000 $    64,309
REPURCHASE AGREEMENT (11.6%)
 Goldman Sachs, 5.20%, dated 4/30/97, due 5/1/97, to be
  repurchased at $3,639,526, collateralized by
  $3,280,000 U.S. Treasury Bond, 8.125% due 8/15/21,
  valued at $3,730,864 ................................  3,639,000   3,639,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,703,291).........              3,703,309
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (109.7%) (COST $34,303,527)(a).......             34,261,143
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-9.7%)...................             (3,028,292)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $31,232,851
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    +  See Note A to Financial Statements.
   ++  Callable on 4/13/98. If not called, will start accruing at 8.00%.
  +++ All or a portion of this security was pledged to cover margin requirements for open futures contracts.
  CSI  Collateral Strip Interest
  FRN  Floating Rate Note--rate disclosed is as of April 30, 1997.
  PAC  Planned Amortization Class
REMIC  Real Estate Mortgage Investment Conduit
  TBA Securities traded under delayed delivery commitments settling after April 30, 1997. Income on the securities will not be earned until settlement date.
  (a) The cost for federal income tax purposes was $34,303,527. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $42,384. This consisted of aggregate gross unrealized appreciation for all securities of $156,665 and aggregate gross unrealized depreciation for all securities of $199,049.

   The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                          FACE      AMORTIZED
                                                         AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER (91.2%)
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (17.6%)
 Brown-Forman Corp. 5/8/97............................ $ 5,000,000 $  4,994,624
 Cargill, Inc. 5/9/97.................................   5,000,000    4,993,889
 Cargill, Inc. 5/27/97................................   2,000,000    1,992,027
 H.J. Heinz Co. 5/19/97...............................   3,600,000    3,590,136
 H.J. Heinz Co. 5/23/97...............................   3,000,000    2,989,917
 Kellogg Co. 5/6/97...................................   5,500,000    5,495,775
 Ocean Spray Cranberries, Inc. 5/12/97................   5,500,000    5,490,773
 Philip Morris Cos., Inc. 5/6/97......................   6,000,000    5,995,600
                                                                   ------------
                                                                     35,542,741
-------------------------------------------------------------------------------
CHEMICALS (4.4%)
 Air Products & Chemicals, Inc. 6/9/97................   6,000,000    5,963,990
 Dupont EI de Nemours Co. 5/5/97......................   3,000,000    2,998,150
                                                                   ------------
                                                                      8,962,140
-------------------------------------------------------------------------------
FINANCIAL SERVICES (24.5%)
 Caisse Central Desjardins Du Quebec 5/7/97...........   5,000,000    4,995,375
 Cooperative Association of Tractor Dealers, Inc.
  5/9/97..............................................   3,000,000    2,996,293
 Cooperative Association of Tractor Dealers, Inc.
  5/27/97.............................................   3,000,000    2,987,997
 Corporate Asset Funding Co. 5/9/97...................   5,000,000    4,993,889
 CSW Credit Corp. 5/2/97..............................   3,500,000    3,499,460
 CSW Credit Corp. 6/3/97..............................   3,000,000    2,984,683
 Dealers Capital Access Trust 5/2/97..................   4,000,000    3,999,378
 Dealers Capital Access Trust 5/27/97.................   3,000,000    2,987,867
 Ford Motor Credit Corp. 5/2/97.......................   5,000,000    4,999,236
 Goldman Sachs Group LP 5/7/97........................   5,000,000    4,995,358
 Halifax Building Society 5/14/97.....................   5,000,000    4,990,069
 Northern Rock Building Society 5/19/97...............   5,000,000    4,986,225
                                                                   ------------
                                                                     49,415,830
-------------------------------------------------------------------------------
INDUSTRIAL (4.7%)
 R R Donnelley & Sons Co. 5/19/97.....................   5,000,000    4,986,175
 XEROX Corp. 5/8/97...................................   4,400,000    4,395,312
                                                                   ------------
                                                                      9,381,487
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE      AMORTIZED
                                                          AMOUNT       COST+
-------------------------------------------------------------------------------
COMMERCIAL PAPER--(CONTINUED)
--------------------------------------------------------------------------------
INSURANCE (8.3%)
 Met Life Funding, Inc. 5/20/97....................... $ 7,500,000 $  7,478,348
 Providian Corp. 5/14/97..............................   3,400,000    3,393,456
 USAA Capital Corp. 6/17/97...........................   6,000,000    5,956,525
                                                                   ------------
                                                                     16,828,329
--------------------------------------------------------------------------------
NEWSPAPER PUBLISHING
 (5.4%)
 Gannett Co. 6/2/97...................................   6,000,000    5,970,667
 Pearson, Inc. 5/9/97.................................   5,000,000    4,993,878
                                                                   ------------
                                                                     10,964,545
--------------------------------------------------------------------------------
SERVICES (3.0%)
 First Data Corp. 5/13/97.............................   6,000,000    5,989,000
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (10.1%)
 BellSouth Telecommunication Corp. 5/2/97.............   4,500,000    4,499,312
 Lucent Technologies, Inc. 5/2/97.....................   5,000,000    4,999,239
 Pacific Bell 5/5/97..................................   5,000,000    4,996,928
 Southern New England Telecommunication Corp. 5/23/97.   6,000,000    5,979,687
                                                                   ------------
                                                                     20,475,166
--------------------------------------------------------------------------------
UTILITIES (13.2%)
 Northern Indiana Public Service Co. 5/5/97...........   3,350,000    3,347,934
 Northern Indiana Public Service Co. 5/12/97..........   3,000,000    2,994,913
 PacifiCorp 5/23/97...................................   6,000,000    5,979,833
 Potomac Electric Power Co. 5/29/97...................   4,370,000    4,351,306
 Union Electric Co. 5/19/97...........................   5,000,000    4,986,250
 Washington Gas & Light Co. 5/2/97....................   5,000,000    4,999,215
                                                                   ------------
                                                                     26,659,451
--------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER (COST $184,218,689)............              184,218,689
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         FACE      AMORTIZED
                                                        AMOUNT       COST+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.2%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.2%)
 Goldman Sachs, 5.20%, dated 4/30/97, due 5/1/97, to
  be repurchased at $18,547,679, collateralized by
  $16,715,000 U.S. Treasury Bonds, 8.125% due
  8/15/21, valued at $19,012,620 (COST $18,545,000).. $18,545,000 $ 18,545,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%) (COST $202,763,689)(a)....              202,763,689
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.4%).................                 (850,609)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $201,913,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) Aggregate cost for federal tax and book purposes.

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                                         DSI
                                             DSI       LIMITED        DSI
                                         DISCIPLINED  MATURITY       MONEY
                                            VALUE       BOND         MARKET
                                          PORTFOLIO   PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $65,806,014 $34,303,527  $202,763,689
                                         =========== ===========  ============
 Investments, at Value (including Repur-
  chase Agreements of $5,758,000,
  $3,639,000 & $18,545,000, respective-
  ly)................................... $69,755,605 $34,261,143  $202,763,689
 Cash...................................         735         551         1,955
 Receivable for Investments Sold........     892,848     861,125           --
 Receivable for Portfolio Shares Sold...       3,162         --            --
 Dividends Receivable...................      99,456         --            --
 Interest Receivable....................         832     441,951         2,679
 Other Assets...........................         679         339         1,408
-------------------------------------------------------------------------------
  Total Assets..........................  70,753,317  35,565,109   202,769,731
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......   1,799,342   4,267,404           --
 Payable for Investment Advisory Fees--
  Note B................................      39,647      11,411        29,499
 Payable for Dividends..................         --          --        791,763
 Payable for Administrative Fees--Note
  C.....................................      11,162       9,209           --
 Payable for Custodian Fees--Note D.....      12,391       8,370        19,259
 Payable for Account Service Fees--Note
  F.....................................       1,667          93           --
 Payable for Directors' Fees--Note G....         775         720           943
 Payable for Daily Variation on Futures
  Contracts.............................         --       16,875           --
 Other Liabilities......................       8,734      18,176        15,187
-------------------------------------------------------------------------------
  Total Liabilities.....................   1,873,718   4,332,258       856,651
-------------------------------------------------------------------------------
NET ASSETS.............................. $68,879,599 $31,232,851  $201,913,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSISTS OF:
 Paid in Capital........................ $58,992,422 $32,974,353  $201,927,754
 Undistributed Net Investment Income....      71,560     222,736           --
 Accumulated Net Realized Gain (Loss)...   5,866,026  (1,945,229)      (14,674)
 Unrealized Appreciation (Depreciation).   3,949,591     (19,009)          --
-------------------------------------------------------------------------------
NET ASSETS.............................. $68,879,599 $31,232,851  $201,913,080
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000)....   5,623,476   3,341,926   201,927,006
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     12.25 $      9.35  $       1.00
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                                  DSI
                                      DSI       LIMITED                  DSI
                                  DISCIPLINED   MATURITY                MONEY
                                     VALUE        BOND                  MARKET
                                   PORTFOLIO   PORTFOLIO              PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends....................... $  819,790   $      --              $      --
 Interest........................     84,243    1,100,513              5,147,718
---------------------------------------------------------------------------------
  Total Income...................    904,033    1,100,513              5,147,718
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.....................    249,353       68,850  $ 379,845
  Less: Fees Waived..............        --           --    (208,915)    170,930
                                                           ---------
 Administrative Fees--Note C.....     59,214       47,331                 93,788
 Custodian Fees--Note D..........      7,140        5,212                 11,450
 Account Service Fees--Note F
  Basic Fees.....................      1,667           93      2,515
  Less: Fees Waived..............        --           --      (2,515)        --
                                                           ---------
 Directors' Fees--Note G.........      1,334        1,131                  2,007
 Audit Fees......................      6,912        8,578                  8,101
 Printing Fees...................      7,987        7,679                  7,923
 Registration and Filing Fees....     13,848        5,995                 16,360
 Legal Fees......................      1,816          806                  7,528
 Other Expenses..................      4,020        1,771                  7,410
---------------------------------------------------------------------------------
  Total Expenses.................    353,291      147,446                325,497
 Expense Offset--Note A..........        (64)        (138)                   (32)
---------------------------------------------------------------------------------
  Net Expenses...................    353,227      147,308                325,465
---------------------------------------------------------------------------------
NET INVESTMENT INCOME............    550,806      953,205              4,822,253
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.....................  6,020,841     (100,230)               (14,768)
 Futures Contracts...............        --      (142,311)                   --
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)...  6,020,841     (242,541)               (14,768)
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION:
 Investments.....................   (200,348)     (89,443)                   --
 Futures Contracts...............        --       142,219                    --
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION.......   (200,348)      52,776                    --
---------------------------------------------------------------------------------
NET GAIN (LOSS)..................  5,820,493     (189,765)               (14,768)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS....... $6,371,299   $  763,440             $4,807,485
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED
                                                       APRIL 30, 1997 OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $   550,806   $ 1,082,485
 Net Realized Gain...................................     6,020,841     8,761,000
 Net Change in Unrealized Appreciation/Depreciation..      (200,348)    1,488,383
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     6,371,299    11,331,868
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (615,868)   (1,010,576)
 Net Realized Gain...................................    (8,741,247)   (4,252,265)
----------------------------------------------------------------------------------
  Total Distributions................................    (9,357,115)   (5,262,841)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     6,166,238    14,182,497
   --In Lieu of Cash Distributions...................     9,329,635     5,246,377
 Redeemed............................................    (7,226,066)   (9,840,384)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     8,269,807     9,588,490
----------------------------------------------------------------------------------
  Total Increase.....................................     5,283,991    15,657,517
Net Assets:
 Beginning of Period.................................    63,595,608    47,938,091
----------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $71,560 and $136,622,
  respectively)......................................   $68,879,599   $63,595,608
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................       500,320     1,139,721
  In Lieu of Cash Distributions......................       807,494       462,852
  Shares Redeemed....................................      (578,761)     (785,773)
                                                        -----------   -----------
                                                            729,053       816,800
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED
                                                       APRIL 30, 1997 OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $   953,205   $ 1,956,444
 Net Realized Loss...................................      (242,541)      (95,402)
 Net Change in Unrealized Appreciation/Depreciation..        52,776      (278,994)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................       763,440     1,582,048
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (946,891)   (1,886,050)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     1,822,743     2,570,768
   --In Lieu of Cash Distributions...................       935,683     1,839,741
 Redeemed............................................    (1,774,658)   (2,968,177)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......       983,768     1,442,332
----------------------------------------------------------------------------------
  Total Increase.....................................       800,317     1,138,330
Net Assets:
 Beginning of Period.................................    30,432,534    29,294,204
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $222,736 and $216,422, respective-
  ly)................................................   $31,232,851   $30,432,534
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................       194,182       273,542
 In Lieu of Cash Distributions.......................       100,793       196,929
 Shares Redeemed.....................................      (188,945)     (316,456)
                                                        -----------   -----------
                                                            106,030       154,015
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                   APRIL 30, 1997   OCTOBER 31,
                                                    (UNAUDITED)        1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...........................  $   4,822,253   $   6,592,676
 Net Realized Gain (Loss)........................        (14,768)             94
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Oper-
   ations........................................      4,807,485       6,592,770
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...........................     (4,822,253)     (6,592,676)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.................................    889,457,857     739,833,347
   --In Lieu of Cash Distributions...............      1,026,319         604,975
 Redeemed........................................   (908,680,360)   (644,461,308)
---------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share
   Transactions..................................    (18,196,184)     95,977,014
---------------------------------------------------------------------------------
  Total Increase (Decrease)......................    (18,210,952)     95,977,108
Net Assets:
 Beginning of Period.............................    220,124,032     124,146,924
---------------------------------------------------------------------------------
 End of Period...................................  $ 201,913,080   $ 220,124,032
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued...................................    889,457,857     739,833,347
 In Lieu of Cash Distributions...................      1,026,319         604,974
 Shares Redeemed.................................   (908,680,355)   (644,461,308)
                                                   -------------   -------------
                                                     (18,196,179)     95,977,013
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

DSI DISCIPLINED VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997 -------------------------------------------
                           (UNAUDITED)    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $ 12.99     $ 11.76  $ 11.11  $ 12.72  $ 10.62  $ 10.17
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.10        0.23     0.25     0.22     0.22     0.26
 Net Realized and
  Unrealized Gain.......        1.09        2.26     1.70     0.17     2.09     0.46
-------------------------------------------------------------------------------------
  Total from Investment
   Operations...........        1.19        2.49     1.95     0.39     2.31     0.72
-------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.12)      (0.22)   (0.25)   (0.22)   (0.21)   (0.27)
 Net Realized Gain......       (1.81)      (1.04)   (1.05)   (1.78)     --       --
-------------------------------------------------------------------------------------
  Total Distributions...       (1.93)      (1.26)   (1.30)   (2.00)   (0.21)   (0.27)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 12.25     $ 12.99  $ 11.76  $ 11.11  $ 12.72  $ 10.62
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
TOTAL RETURN............       10.12%**    22.92%   20.12%    3.48%   21.92%    7.15%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $68,880     $63,596  $47,938  $49,002  $42,170  $37,202
Ratio of Expenses to
 Average Net Assets.....        1.06%*      1.04%    1.00%    1.09%    1.04%    0.99%
Ratio of Net Investment
 Income to Average Net
 Assets.................        1.66%*      1.89%    2.26%    2.02%    1.88%    2.44%
Portfolio Turnover Rate.          54%        135%     121%     184%     149%      74%
Average Commission Rate
 #......................     $0.0590     $0.0588      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.06%*      1.04%    0.99%     N/A      N/A      N/A
-------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

DSI LIMITED MATURITY BOND PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997 --------------------------------------------
                           (UNAUDITED)    1996     1995     1994      1993     1992
--------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $  9.40     $  9.51  $  9.31  $  9.95   $ 10.56  $ 10.40
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income .        0.29        0.62     0.69     0.56      0.68     0.66
 Net Realized and
  Unrealized Gain
  (Loss)................       (0.05)      (0.13)    0.17    (0.70)    (0.16)    0.35
--------------------------------------------------------------------------------------
  Total from Investment
   Operations ..........        0.24        0.49     0.86    (0.14)     0.52     1.01
--------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income .       (0.29)      (0.60)   (0.66)   (0.50)    (0.70)   (0.67)
 Net Realized Gain......         --          --       --       --      (0.43)   (0.18)
--------------------------------------------------------------------------------------
  Total Distributions...       (0.29)      (0.60)   (0.66)   (0.50)    (1.13)   (0.85)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $  9.35     $  9.40  $  9.51  $  9.31   $  9.95  $ 10.56
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
TOTAL RETURN............        2.60%**     5.34%    9.58%   (1.39)%    5.22%   10.03%
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $31,233     $30,433  $29,294  $30,220   $33,724  $33,206
Ratio of Expenses to
 Average Net Assets.....        0.96%*      1.00%    0.88%    0.88%     0.79%    0.72%
Ratio of Net Investment
 Income to Average Net
 Assets.................        6.23%*      6.55%    7.12%    5.68%     6.50%    6.19%
Portfolio Turnover Rate.          41%        121%     126%     274%      167%     238%
--------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.96%*      0.99%    0.87%     N/A       N/A      N/A
--------------------------------------------------------------------------------------

 *Annualized
**Not Annualized

    The accompanying notes are an integral part of the financial statements.

DSI MONEY MARKET PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                           SIX MONTHS
                             ENDED                     YEARS ENDED OCTOBER 31,
                         APRIL 30, 1997  --------------------------------------------------
                          (UNAUDITED)      1996       1995       1994      1993      1992
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $  1.000     $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.025        0.051      0.053      0.033     0.026     0.035
--------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........       0.025        0.051      0.053      0.033     0.026     0.035
--------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.025)      (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
--------------------------------------------------------------------------------------------
  Total Distributions...      (0.025)      (0.051)    (0.053)    (0.033)   (0.026)   (0.035)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $  1.000     $  1.000   $  1.000   $  1.000  $  1.000  $  1.000
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
TOTAL RETURN............        2.54%**+     5.26%+     5.48%+     3.30%     2.63%     3.66%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands)....    $201,913     $220,124   $124,147   $112,085  $188,419  $182,807
 Ratio of Expenses to
  Average Net Assets....        0.34%*       0.38%      0.50%      0.56%     0.58%     0.64%
 Ratio of Net Investment
  Income to Average Net
  Assets................        5.08%*       5.14%      5.35%      3.07%     2.60%     3.65%
--------------------------------------------------------------------------------------------
 Voluntarily Waived Fees
  and Expenses Assumed
  by the Adviser Per
  Share.................    $  0.001     $  0.002   $  0.001        N/A       N/A       N/A
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............        0.34%*       0.38%      0.49%       N/A       N/A       N/A
--------------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Total return would have been lower had certain expenses not been waived for the periods indicated.

    The accompanying notes are an integral part of the financial statements.

                                DSI PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolios are as follows:

  DSI DISCIPLINED VALUE PORTFOLIO seeks to achieve maximum long-term total return consistent with reasonable risk to principal through diversified equity investments.

  DSI LIMITED MATURITY BOND PORTFOLIO seeks to provide maximum total return consistent with reasonable risk to principal by investing in investment grade fixed income securities. The Portfolio will ordinarily maintain an average weighted maturity of less than six years.

  DSI MONEY MARKET PORTFOLIO seeks to provide maximum current income consistent with the preservation of capital and liquidity by investing in short-term investment grade money market obligations issued or guaranteed by financial institutions, nonfinancial corporations, and the United States Government, as well as repurchase agreements collateralized by such securities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: The DSI Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Securities in each of the remaining Portfolios are valued in the following manner: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the board of directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains earned or repatriated.

                                DSI PORTFOLIOS

  The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios accrue such taxes when the related income is earned.

  At October 31, 1996, the following Portfolio had available an approximate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                    OCTOBER 31,
                                   ---------------------------------------------
   DSI PORTFOLIO                    2001     2002     2003     2004     TOTAL
   -------------                   ------ ---------- ------- -------- ----------
   Limited Maturity Bond.......... $8,000 $1,607,000 $69,000 $138,000 $1,822,000

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, each Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FUTURES AND OPTIONS CONTRACTS: The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may use futures and options contracts to hedge against changes in the values of securities they own or expect to purchase. The DSI Disciplined Value Portfolio and the DSI Limited Maturity Bond Portfolio may also write covered options on securities they own or in which they may invest to increase their current returns.

  The potential risk to the Portfolios is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at April 30, 1997:

  DSI LIMITED MATURITY BOND PORTFOLIO

                                                                      NET
                                                                   UNREALIZED
                            NUMBER OF AGGREGATE                   APPRECIATION
   CONTRACTS                CONTRACTS FACE VALUE EXPIRATION DATE (DEPRECIATION)
   ---------                --------- ---------- --------------- --------------
   Sales:
   U.S. Treasury 10 Year
    Note...................     45    $4,813,594    June 1997       $23,375

                                DSI PORTFOLIOS

  5. DISTRIBUTIONS TO SHAREHOLDERS: The DSI Money Market Portfolio will normally distribute substantially all of its net investment income to shareholders monthly. The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios will normally distribute substantially all of their net investment income to shareholders quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the DSI Disciplined Value and the DSI Limited Maturity Bond Portfolios are informed of the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Dewey Square Investors Corporation (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the first $500 million of average daily net assets and 0.65% of average daily net assets in excess of $500 million for DSI Disciplined Value Portfolio; 0.45% of the first $500 million of average daily net assets, 0.40% of the next $500 million of average daily net assets and 0.35% of average daily net assets in excess of $1 billion for DSI Limited Maturity Bond Portfolio; and 0.40% of the first $500 million of average daily net assets and 0.35% of average daily net assets in excess of $500 million for DSI Money Market Portfolio. In addition, the Adviser has voluntarily agreed to cap its advisory fees for the DSI Money Market Portfolio at 0.18% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net

                                DSI PORTFOLIOS
assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.02% of average daily net assets for DSI Disciplined Value Portfolio, DSI Limited Maturity Bond Portfolio and DSI Money Market Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portions to CGFSC for its services as sub-Administrator:

                                                                         PORTION
                                                          ADMINISTRATION PAID TO
DSI PORTFOLIOS                                                 FEES       CGFSC
--------------                                            -------------- -------
Disciplined Value........................................    $59,214     $39,266
Limited Maturity Bond....................................     47,331      41,211
Money Market.............................................     93,788      74,796

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

                                DSI PORTFOLIOS

H. PURCHASES AND SALES: For the six months ended April 30, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

DSI PORTFOLIOS                                            PURCHASES     SALES
--------------                                           ----------- -----------
Disciplined Value....................................... $33,566,403 $35,126,645
Limited Maturity Bond...................................   5,636,062   2,935,356

Purchases and sales of long-term U.S. Government and agency securities were $9,978,584 and $8,781,523, respectively, for the DSI Limited Maturity Bond Portfolio. There were no purchases or sales of long-term U.S. Government securities for the DSI Disciplined Value Portfolio.

I. LINE OF CREDIT: The DSI Disciplined Value and DSI Limited Maturity Bond Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER. At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
DSI PORTFOLIOS                                            SHAREHOLDERS OWNERSHIP
--------------                                            ------------ ---------
Disciplined Value........................................       2        51.8%
Limited Maturity Bond....................................       1        54.1
Money Market.............................................       1        74.6

At April 30, 1997, 9% of the DSI Money Market Portfolio's shares were beneficially held by a related party, UAM.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          FMA SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                                William H. Park
Director, President                             Vice President
and Chairman
                                                Michael E. DeFao
John T. Bennett, Jr.                            Secretary
Director
                                                Karl O. Hartmann
Philip D. English                               Assistant Secretary
Director
                                                Gary L. French
William A. Humenuk                              Treasurer
Director
                                                Robert R. Flaherty
Peter M. Whitman, Jr.                           Assistant Treasurer
Director
                                                Gordon M. Shone
                                                Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Fiduciary Management Associates, Inc.
 55 West Monroe Street, Suite 2550
 Chicago, Il 60603-5093

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                  FMA SMALL
                                   COMPANY
                                  PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholder:

During the six month period ended April 30, 1997, the FMA Small Company Portfolio returned 9.56% versus the unmanaged Russell 2000 Index return of 1.61% and the unmanaged Standard & Poor's 500 Index return of 14.71%. Outperformance relative to the Fund's benchmark of the Russell 2000 Index was a positive 7.95%.

The Portfolio's strong performance resulted from a combination of factors; i.e., the value style employed by the managers, successful sector strategy, and specific stock performance. Our value orientation is designed to lend support to the Portfolio during the kind of choppy and volatile market environment experienced during the period. By focusing on undervalued sectors, industries, and stocks, this technique seeks to avoid the risks inherent in highly valued, potentially overpriced situations in which negative earnings surprises have outsized negative effects on the stock price. Consequently, the Portfolio remained overweighted in financials and underweighted in technology and stocks with high price/earnings ratios. In addition, several of the holdings became the target of larger acquiring companies. These mergers and acquisitions created profitable stock performance which benefited the Portfolio as well. We believe our stock selection discipline helps us to identify the kinds of companies that are attractive to larger suitors from both an operations and financial basis. One of the strategies employed is to find companies in consolidating industries that are undervalued but have solid fundamentals. Another focus is to seek to identify positive fundamental catalysts that give a stock an opportunity for improving financial performance in coming quarters. We believe that early identification of positive change creates the environment for better stock performance in the future.

The sustained outperformance of large capitalization stocks has created attractive relative valuation in the small capitalization sector of the market. In addition, if earnings momentum slows for corporate America, we should continue to see an abundance of merger activity as large companies seek to supplement future earnings growth with relatively inexpensive acquisitions of smaller companies. We believe the opportunities for profitable investment should continue in the area of our small capitalization focus.

Yours truly,

/s/ Patricia A. Falowski                         /s/ Albert W. Gustafson

Patricia A. Falkowski                            Albert W. Gustafson
President and Chief Investment Officer           Portfolio Manager
and Portfolio Manager

                     DEFINITION OF THE COMPARATIVE INDICES
                     -------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities, and 20 transportation stocks.

The Russell 2000 Index is an unmanaged index composed of the 2000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS (95.7%)
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE (6.7%)
 Aviation Sales Co........................................... 42,000 $ 1,018,500
 *Rohr, Inc.................................................. 48,700     760,938
                                                                     -----------
                                                                       1,779,438
--------------------------------------------------------------------------------
AUTOMOTIVE (4.9%)
 Borg-Warner Automotive, Inc................................. 25,000   1,050,000
 Walbro Corp................................................. 16,400     266,500
                                                                     -----------
                                                                       1,316,500
--------------------------------------------------------------------------------
BANKS (14.0%)
 CCB Financial Corp.......................................... 14,200     963,825
 City National Corp.......................................... 43,600     997,350
 Community First Bankshares, Inc............................. 17,700     561,975
 First Hawaiian, Inc......................................... 15,200     467,400
 First Midwest Bancorp, Inc.................................. 24,500     741,125
                                                                     -----------
                                                                       3,731,675
--------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (4.1%)
 Flowers Industries, Inc..................................... 22,400     546,000
 Lance, Inc.................................................. 29,800     540,125
                                                                     -----------
                                                                       1,086,125
--------------------------------------------------------------------------------
BROADCASTING & PUBLISHING (7.4%)
 *International Family Entertainment, Class B................ 50,000   1,012,500
 Meredith Corp............................................... 40,600     954,100
                                                                     -----------
                                                                       1,966,600
--------------------------------------------------------------------------------
CHEMICALS (4.6%)
 Mississippi Chemical Corp................................... 33,500     737,000
 Schulman (A.), Inc.......................................... 25,900     488,863
                                                                     -----------
                                                                       1,225,863
--------------------------------------------------------------------------------
CONSTRUCTION (9.4%)
 ++Butler Manufacturing Co................................... 19,000     631,750
 Falcon Products, Inc........................................ 61,700     840,662
 *Nortek, Inc................................................ 50,000   1,031,250
                                                                     -----------
                                                                       2,503,662
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (4.4%)
 Alberto-Culver Co., Class A................................ 38,200 $   945,450
 WD-40 Co...................................................  4,200     232,050
                                                                    -----------
                                                                      1,177,500
-------------------------------------------------------------------------------
ELECTRONICS (1.1%)
 Tektronix, Inc.............................................  5,200     281,450
-------------------------------------------------------------------------------
ENERGY (5.9%)
 *Belden & Blake Corp....................................... 16,900     435,175
 *Santa Fe Energy Resources, Inc............................ 18,500     261,313
 Trico Marine Services, Inc................................. 12,700     447,675
 USX-Delhi Group............................................ 34,000     429,250
                                                                    -----------
                                                                      1,573,413
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.9%)
 Investors Financial Services Corp.......................... 18,400     644,000
 Peoples Heritage Financial Group, Inc...................... 30,200     943,750
 Webster Financial Corp..................................... 13,900     514,300
                                                                    -----------
                                                                      2,102,050
-------------------------------------------------------------------------------
HEALTH CARE (9.4%)
 *Living Centers of America, Inc............................ 15,300     546,975
 *Sierra Health Services, Inc............................... 21,500     553,625
 *Universal Health Services, Class B........................ 36,600   1,386,225
                                                                    -----------
                                                                      2,486,825
-------------------------------------------------------------------------------
INSURANCE (2.5%)
 USLIFE Corp................................................ 13,900     674,150
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (4.4%)
 Bob Evans Farm, Inc........................................ 38,200     506,150
 *Prime Hospitality Corp.................................... 40,600     674,975
                                                                    -----------
                                                                      1,181,125
-------------------------------------------------------------------------------
MANUFACTURING (2.3%)
 Cincinnati Milacron, Inc................................... 30,100     609,525
-------------------------------------------------------------------------------
METALS (2.8%)
 Titanium Metals Corp....................................... 28,400     734,850
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PAPER & PACKAGING (1.9%)
 Schweitzer-Mauduit International, Inc.................     15,400 $   502,425
-------------------------------------------------------------------------------
UTILITIES (2.0%)
 CILCORP, Inc..........................................     13,500     521,437
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $21,578,114).................             25,454,613
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.4%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.4%)
 Chase Securities, Inc., 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $1,174,170,
  collateralized by $1,180,722 of various U.S. Treasury
  Notes, 4.75%-6.125% due 8/31/98-10/31/98, valued at
  $1,174,943 (COST $1,174,000)......................... $1,174,000   1,174,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $22,752,114) (a)......             26,628,613
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)...................                (21,297)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $26,607,316
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
 ++ Security is deemed illiquid.
(a) The cost for federal income tax purposes was $22,752,114. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $3,876,499. This consisted of aggregate gross unrealized appreciation for all securities of $4,267,717 and aggregate gross unrealized depreciation for all securities of $391,218.


   The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $22,752,114
                                                                   ===========
 Investments, at Value............................................ $26,628,613
 Cash.............................................................         262
 Dividends Receivable.............................................      29,751
 Receivable for Portfolio Shares Sold.............................         500
 Interest Receivable..............................................         169
 Other Assets.....................................................         326
-------------------------------------------------------------------------------
  Total Assets....................................................  26,659,621
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investment Advisory Fees--Note B.....................       7,585
 Payable for Administrative Fees--Note C..........................       7,408
 Payable for Custodian Fees--Note D...............................       7,012
 Payable for Directors' Fees--Note G..............................         663
 Payable for Portfolio Shares Redeemed............................         499
 Payable for Account Services Fees--Note F........................         141
 Other Liabilities................................................      28,997
-------------------------------------------------------------------------------
  Total Liabilities...............................................      52,305
-------------------------------------------------------------------------------
NET ASSETS........................................................ $26,607,316
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $22,021,713
 Overdistributed Net Investment Income............................     (58,442)
 Accumulated Net Realized Gain....................................     767,546
 Unrealized Appreciation..........................................   3,876,499
-------------------------------------------------------------------------------
NET ASSETS........................................................ $26,607,316
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   2,076,496
 Net Asset Value, Offering and Redemption Price Per Share......... $     12.81
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  140,242
 Interest..................................................               56,548
--------------------------------------------------------------------------------
  Total Income.............................................              196,790
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fee................................................ $ 93,729
  Less: Fees Waived........................................  (48,031)     45,698
                                                            --------
 Administrative Fees--Note C...............................               42,274
 Registration and Filing Fees..............................               14,304
 Legal Fees................................................                2,379
 Printing Fees.............................................                9,878
 Audit Fees................................................                6,903
 Custodian Fees--Note D....................................                4,250
 Directors' Fees--Note G...................................                1,047
 Account Services Fees--Note F.............................                  141
 Other Expenses............................................                2,108
--------------------------------------------------------------------------------
  Total Expenses...........................................              128,982
 Expense Offset--Note A....................................                  --
--------------------------------------------------------------------------------
  Net Expenses.............................................              128,982
--------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................               67,808
--------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................              771,913
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................            1,294,319
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            2,066,232
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $2,134,040
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS      YEAR
                                                           ENDED         ENDED
                                                       APRIL 30, 1997 OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $    67,808   $   166,356
 Net Realized Gain...................................       771,913     3,778,061
 Net Change in Unrealized Appreciation/Depreciation..     1,294,319       448,990
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations........................................     2,134,040     4,393,407
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (147,051)     (158,190)
 Net Realized Gain...................................    (3,781,382)   (2,529,961)
----------------------------------------------------------------------------------
  Total Distributions................................    (3,928,433)   (2,688,151)
----------------------------------------------------------------------------------
CAPITAL CONTRIBUTION (NOTE B)........................           --         94,505
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     4,590,669     1,198,264
   --In Lieu of Cash Distributions...................     3,918,270     2,668,484
 Redeemed............................................    (1,060,379)   (5,560,199)
----------------------------------------------------------------------------------
 Net Increase (Decrease) from Capital Share
  Transactions.......................................     7,448,560    (1,693,451)
----------------------------------------------------------------------------------
 Total Increase......................................     5,654,167       106,310
Net Assets:
 Beginning of Period.................................    20,953,149    20,846,839
----------------------------------------------------------------------------------
 End of Period (including undistributed
  (overdistributed) net investment income of
  ($58,442) and $20,801, respectively)...............   $26,607,316   $20,953,149
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
   Shares Issued.....................................       348,592        94,425
   In Lieu of Cash Distributions.....................       324,241       227,881
   Shares Redeemed...................................       (81,466)     (417,165)
----------------------------------------------------------------------------------
                                                            591,367       (94,859)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FMA SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997 -------------------------------------------
                           (UNAUDITED)    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 14.11     $ 13.19  $ 12.13  $ 14.24  $ 10.36  $ 10.54
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................        0.05        0.09     0.08     0.01     0.02    (0.01)
 Net Realized and
  Unrealized Gain
  (Loss)................        1.15        2.46     1.47     0.50     3.88    (0.14)
-------------------------------------------------------------------------------------
  Total From Investment
   Operations...........        1.20        2.55     1.55     0.51     3.90    (0.15)
-------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..       (0.09)      (0.09)   (0.08)     --     (0.02)   (0.01)
 Net Realized Gain......       (2.41)      (1.60)   (0.41)   (2.62)     --     (0.01)
 Return of Capital......         --          --       --       --       --     (0.01)
-------------------------------------------------------------------------------------
  Total Distributions...       (2.50)      (1.69)   (0.49)   (2.62)   (0.02)   (0.03)
-------------------------------------------------------------------------------------
CAPITAL CONTRIBUTION....         --         0.06      --       --       --         -
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 12.81     $ 14.11  $ 13.19  $ 12.13  $ 14.24  $ 10.36
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
TOTAL RETURN+...........        9.56%**    22.51%   13.57%    4.54%   37.65%  (1.48)%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $26,607     $20,953  $20,847  $19,561  $18,569  $18,071
Ratio of Expenses to
 Average Net Assets.....        1.03%*      1.03%    1.03%    1.03%    1.03%    1.03%
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....        0.54%*      0.75%    0.66%    0.06%    0.14%  (0.07)%
Portfolio Turnover
 Rate...................          25%        106%     170%     121%     163%     134%
Average Commission Rate
 #......................     $0.0528     $0.0600      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.03     $  0.06  $  0.04  $  0.03  $  0.03  $ 0.003
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.03%*      1.03%    1.03%     N/A      N/A      N/A
-------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          FMA SMALL COMPANY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The FMA Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the FMA Small Company Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal by investing primarily in common stocks of smaller companies in terms of revenues and/or market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          FMA SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Fiduciary Management Associates, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.03% of average daily net assets. On September 11, 1996 the Portfolio received a capital contribution primarily from the Adviser in the amount of $94,505 or $0.06 per share.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $42,274 from the Portfolio as Administrator of which $37,275 was paid to CGFSC for its services as sub-Administrator.

                          FMA SMALL COMPANY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $10,155,063 and sales of $5,936,694 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 46.2% of total shares outstanding were held by three record shareholders owning 10% or greater of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                             ICM EQUITY PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer          William H. Park
Director, President       Vice President
and Chairman

John T. Bennett, Jr.      Michael E. DeFao
Director                  Secretary

Philip D. English         Karl O. Hartmann
Director                  Assistant Secretary

William A. Humenuk        Gary L. French
Director                  Treasurer

Peter M. Whitman, Jr.     Robert R. Flaherty
Director                  Assistant Treasurer

                          Gordon M. Shone
                          Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]

                                  UAM Funds

                                  ICM EQUITY
                                  PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholders:

For the six months ended April 30, 1997, the net asset value per share of the ICM Equity Portfolio increased from $14.49 to $15.76. Including reinvestment of dividends and capital gains distributions totaling $1.12 paid in December 1996 and April 1997, the total return of the Portfolio for the six months was 17.38%, compared to a 14.71% return for the S&P 500 Index over the same period as detailed below.

                                               TOTAL RETURNS
                           -----------------------------------------------------
                           1ST FISCAL QUARTER 2ND FISCAL QUARTER 1ST FISCAL HALF
                            11/1/96-1/31/97     2/1/97-4/30/97   11/1/96-4/30/97
                           ------------------ ------------------ ---------------
ICM Equity Portfolio......       14.47%              2.55%            17.38%
S&P 500 Index.............       12.01%              2.42%            14.71%

The Portfolio's more than 260 basis point outperformance was attributable to strong performance in a number of sectors, particularly finance and technology. The ten best performing stocks in the Portfolio during the first six months of the fiscal year were: Philips Electronics N.V. (+51.8%), MCI Communications Corp. (+51.2%), Nokia Corp. ADR (+39.4%), Seagate Technology (+37.5%), Parker-Hannifin Corp. (+31.4%), Integrated Health Services (+30.5%), Dean Witter Discover and Co. (+29.9%), Torchmark Corp. (+28.4%), NationsBank (+28.1%) and Philip Morris Cos., Inc. (+27.9%). Poor performers in the first six months included: UST, Inc. (down 15.9% from average cost), Loews Corp. (down 9.6% from cost) and Luby's Cafeteria's (down 9.3%). For the most part these stocks were bought in the second fiscal quarter after a substantial advance in the overall market. Despite their weak initial showing, we are very optimistic about their long term prospects.

The Portfolio's net assets increased from $7.9 million at the beginning of the fiscal year to $21.6 million as of April 30, 1997, through a combination of market appreciation and net inflows of funds. As a consequence, the Portfolio was a fairly active purchaser of common stocks throughout the six months. The number of stocks held in the Portfolio increased from 40 to 47 during the period, and the Portfolio's industry allocations changed to some degree as illustrated below.

                                        10/31/96            4/30/97
                                   ------------------- ------------------
                                               % OF               % OF
 INDUSTRY GROUPING                  (000S)  NET ASSETS (000S)  NET ASSETS
 -----------------                 -------- ---------- ------- ----------
Aerospace & Defense............... $  138.0    1.8%    $ 137.8    0.6%
Automotive........................    363.2    4.6%    1,251.8    5.8%
Basic Resources...................    384.6    4.9%    1,525.6    7.1%
Beverage, Food & Tobacco..........    151.0    1.9%    1,205.6    5.6%
Capital Equipment.................    206.0    2.6%      582.6    2.7%
Chemicals.........................    211.5    2.7%      878.6    4.1%
Consumer Cyclical.................    190.0    2.4%        0.0    0.0%
Consumer Non-Durables.............    247.5    3.1%      489.3    2.2%
Energy............................    689.1    8.8%    1,405.8    6.5%
Financial Services................  1,545.1   19.6%    3,587.7   16.6%
Health Care.......................    223.1    2.8%      857.1    4.0%
Insurance.........................    495.3    6.3%    1,119.1    5.2%
Lodging/Restaurant................      0.0    0.0%      602.3    2.8%
Multi-Industry....................      0.0    0.0%      468.5    2.2%
REITs.............................    556.6    7.1%    1,359.2    6.3%

                                             10/31/96        4/30/97
                                          -------------- ----------------
                                                   % OF             % OF
 INDUSTRY GROUPING                        (000S)  TOTAL   (000S)   TOTAL
 -----------------                        ------- ------ --------- ------
Retail................................... $   0.0   0.0% $   404.4   1.9%
Technology............................... 1,148.0  14.6%   2,152.3  10.0%
Transportation...........................   218.9   2.8%   1,167.3   5.4%
Utilities................................ 1,067.2  13.6%   2,024.8   9.4%
                                          ------- ------ --------- ------
                                          7,835.1  99.6%  21,219.8  98.4%
Cash and Other Assets and Liabilities....    32.9   0.4%     343.8   1.6%
                                          ------- ------ --------- ------
Total.................................... 7,868.0 100.0%  21,563.6 100.0%

During the six-month period, our most significant portfolio shifts were to increase our percentage commitment to Beverage, Food & Tobacco, Restaurants, Transportation, Basic Resources and Retail Trade, while reducing our percentage weighting in Technology, Utilities, Financial Services, Consumer Cyclicals and Energy. Despite the percentage decline, our holdings of Financial Services stocks increased over $2 million in the first six months of the fiscal year, and, at 16.6% of net assets, continued to be our largest single area of concentration in the Portfolio. As of April 30, 1997, the ten largest holdings in the Portfolio were:

                                                                     % OF TOTAL
        TEN LARGEST HOLDINGS                                        MARKET VALUE
        --------------------                                        ------------
        IBM Corp. .................................................     3.3%
        Delta Air Lines, Inc. .....................................     3.1%
        Dean Witter Discover & Co. ................................     3.0%
        Ford Motor Co. ............................................     3.0%
        YPF S.A. ADR...............................................     2.9%
        Phelps Dodge Corp. ........................................     2.9%
        Philip Morris Cos., Inc. ..................................     2.9%
        General Motors Corp. ......................................     2.8%
        Luby's Cafeterias, Inc. ...................................     2.8%
        USX-US Steel Group, Inc. ..................................     2.8%
                                                                       -----
                                                                       29.5%

In our October 1996 Annual Report to shareholders, we noted that equity market returns have been unusually favorable in recent years, and cautioned shareholders against extrapolating these trends into the future. Despite the very favorable results of the last six months, we reiterate that word of caution. According to Ibbotson Associates, the stocks of large companies such as those that make up the S&P 500 Index have returned 10.6% annually since 1926. In our view, recent results have been even more favorable. For the one, three and five years ended April 30, 1997, the S&P 500 Index has annualized returns of 25.0%, 24.0% and 17.0%, respectively. We strongly believe that these returns are unsustainable, and that after such an extended period of favorable returns, some regression to the mean is inevitable, and that a period of subpar returns is also a distinct possibility.

As a guide to what return we believe may be derived from stocks over the next several years, we are reprinting the results of a study we first discussed in our October, 1996 Annual Report to shareholders. We compiled the data for the study for the period from 1960 to October, 1996. Using quarter-end data for the S&P 500 Index price and dividend, we calculated the quarter-end yield on the S&P 500 Index and the subsequent one, three, five and ten year annual total return from that point forward. We then grouped the data into quintiles from lowest to highest yield. Our results are summarized in the table below:

                   DIVIDEND YIELD & SUBSEQUENT TOTAL RETURN
                                 S&P 500 INDEX

                                  SUBSEQUENT ANNUAL RETURN OVER
     INITIAL YIELD      --------------------------------------------------------------
     QUINTILE AVG.      ONE YEAR       THREE YEARS       FIVE YEARS       TEN YEARS
     -------------      --------       -----------       ----------       ---------
          2.7%             7.0%            6.7%              5.7%            5.9%
          3.1              2.9             5.6               6.3             6.3
          3.4             12.0            10.3              10.3             8.1
          4.0             18.4            13.0              11.9            12.6
          5.2             19.0            17.7              17.6            16.2

    Note: Based on quarter-end data, from 1960-1996.
    Source: FactSet, Investment Counselors of Maryland

The results clearly show that when initial yields are high, as in 1982, subsequent returns tend to be similarly high, averaging in the mid to high-teens. When initial yields are average, subsequent returns tend to be average, centering on about 10%, close to the long run average for stocks. When initial yields are 3% or lower, subsequent returns have tended to be around 6%. With the current dividend yield of the market at less than 2%, we believe that equity market returns in the range of 6% are more likely than many investors' apparent expectations of returns in the mid-teens.

Irrespective of the future course of the market as a whole, we remain committed to the value principles which have proven themselves in the past. We will continue to focus our attention on the stocks of well financed companies with below average price-to-earnings and price-to-book ratios and above average or sharply improving profitability and financial strength.

As of April 30, 1997, the ICM Equity Portfolio held 47 stocks with the following statistical profile compared to the S&P 500 Index:

                                                             ICM EQUITY S&P 500
                                                             PORTFOLIO   INDEX
                                                             ---------- -------
   Average Price to Earnings Ratio (97Est.).................     12.4x    18.9x
   Average Price to Book Value..............................      2.6x     3.3x
   Average Return on Equity.................................     21.8%    17.6%
   Average Debt/Total Capitalization........................     39.9%    45.0%
   Median Market Capitalization (millions)..................   $8,814   $5,611

Respectively submitted,

/s/ David E. Nelson
David E. Nelson, CFA
Principal
Investment Counselors of Maryland, Inc.
May 13, 1997

                      DEFINITION OF THE COMPARATIVE INDEX

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (98.4%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.6%)
 Lockheed Martin Corp.......................................  1,540 $   137,830
-------------------------------------------------------------------------------
AUTOMOTIVE (5.8%)
 Ford Motor Co.............................................. 18,370     638,357
 General Motors Corp........................................ 10,600     613,475
                                                                    -----------
                                                                      1,251,832
-------------------------------------------------------------------------------
BASIC RESOURCES (7.1%)
 Phelps Dodge Corp..........................................  8,070     619,373
 *UCAR International, Inc...................................  7,300     306,600
 USX-US Steel Group, Inc.................................... 20,500     599,625
                                                                    -----------
                                                                      1,525,598
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (5.6%)
 Philip Morris Cos., Inc.................................... 15,690     617,794
 UST, Inc................................................... 22,500     587,812
                                                                    -----------
                                                                      1,205,606
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.7%)
 Kennametal, Inc............................................  3,000     108,000
 Parker-Hannifin Corp.......................................  9,540     474,615
                                                                    -----------
                                                                        582,615
-------------------------------------------------------------------------------
CHEMICALS (4.1%)
 Dow Chemical Co............................................  4,420     375,147
 *FMC Corp..................................................  7,500     503,437
                                                                    -----------
                                                                        878,584
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (2.2%)
 Guilford Mills, Inc........................................ 17,320     489,290
-------------------------------------------------------------------------------
ENERGY (6.5%)
 Atlantic Richfield Co......................................  3,510     477,799
 Equitable Resources, Inc................................... 10,100     299,213
 YPF S.A. ADR............................................... 22,760     628,745
                                                                    -----------
                                                                      1,405,757
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES      VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (16.6%)
 BankAmerica Corp...........................................  3,360 $   392,700
 Chase Manhattan Corp.......................................  5,820     539,077
 Comerica, Inc..............................................  8,380     490,230
 Dean Witter Discover and Co................................ 16,800     642,600
 First Union Corp...........................................  5,940     498,960
 NationsBank Corp...........................................  4,900     295,838
 Norwest Corp...............................................  4,700     234,413
 Republic New York Corp.....................................  5,390     493,859
                                                                    -----------
                                                                      3,587,677
-------------------------------------------------------------------------------
HEALTH CARE (4.0%)
 Columbia/HCA Healthcare Corp............................... 12,500     437,500
 Intergrated Health Services................................ 13,060     419,552
                                                                    -----------
                                                                        857,052
-------------------------------------------------------------------------------
INSURANCE (5.2%)
 Chubb Corp.................................................  2,300     132,825
 Providian Corp.............................................  8,580     495,495
 Torchmark Corp.............................................  7,900     490,788
                                                                    -----------
                                                                      1,119,108
-------------------------------------------------------------------------------
LODGING/RESTAURANT (2.8%)
 Luby's Cafeterias, Inc..................................... 33,000     602,250
-------------------------------------------------------------------------------
MULTI-INDUSTRY (2.2%)
 Loews Corp.................................................  5,100     468,562
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (6.3%)
 Omega Healthcare Investors, Inc............................ 15,700     480,812
 Pacific Gulf Properties, Inc............................... 13,630     287,934
 United Dominion Realty Trust............................... 42,940     590,425
                                                                    -----------
                                                                      1,359,171
-------------------------------------------------------------------------------
RETAIL (1.9%)
 Dillard Department Stores, Class A......................... 13,100     404,463
-------------------------------------------------------------------------------
TECHNOLOGY (10.0%)
 Hewlett-Packard Co.........................................  2,980     156,450
 International Business Machines Corp.......................  4,480     720,160

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES       VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY--(CONTINUED)
 Nokia Corp. ADR.........................................    6,500 $   420,062
 Philips Electronics N.V. ...............................    8,160     436,560
 *Seagate Technology.....................................    9,136     419,114
                                                                   -----------
                                                                     2,152,346
-------------------------------------------------------------------------------
TRANSPORTATION (5.4%)
 Burlington Northern, Inc. ..............................    6,400     504,000
 Delta Air Lines, Inc. ..................................    7,200     663,300
                                                                   -----------
                                                                     1,167,300
-------------------------------------------------------------------------------
UTILITIES (9.4%)
 AT&T Corp. .............................................    9,970     333,995
 Consolidated Edison of New York.........................   16,800     466,200
 Edison International....................................   19,200     403,200
 GPU, Inc. ..............................................   18,400     593,400
 MCI Communications Corp. ...............................    6,000     228,000
                                                                   -----------
                                                                     2,024,795
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $18,829,506)...................           21,219,836
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due 5/1/97,
  to be repurchased at $562,081, collateralized by
  $565,218 of various U.S. Treasury Notes, 4.75%-6.125%
  due from 8/31/98-10/31/98, valued at $562,452
  (COST $562,000)........................................ $562,000     562,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $19,391,506)(a).........           21,781,836
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%).....................             (218,227)
-------------------------------------------------------------------------------
NET ASSETS (100%)........................................          $21,563,609
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $19,391,506. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $2,390,330. This consisted of aggregate gross unrealized appreciation for all securities of $2,807,148 and aggregate gross unrealized depreciation for all securities of $416,818.

   The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost.............................................. $19,391,506
                                                                    ===========
 Investments, at Value............................................. $21,781,836
 Receivable for Investments Sold...................................     204,598
 Dividends Receivable..............................................      31,104
 Cash..............................................................         864
 Other Assets......................................................         174
-------------------------------------------------------------------------------
  Total Assets.....................................................  22,018,576
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.................................     416,375
 Payable for Administrative Fees--Note C...........................       5,843
 Payable for Custodian Fees--Note D................................       5,129
 Payable for Investment Advisory Fees--Note B......................         663
 Payable for Directors' Fees--Note G...............................         661
 Other Liabilities.................................................      26,296
-------------------------------------------------------------------------------
  Total Liabilities................................................     454,967
-------------------------------------------------------------------------------
NET ASSETS......................................................... $21,563,609
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital................................................... $18,534,625
 Undistributed Net Investment Income...............................      61,881
 Accumulated Net Realized Gain.....................................     576,773
 Unrealized Appreciation...........................................   2,390,330
-------------------------------------------------------------------------------
NET ASSETS......................................................... $21,563,609
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000)......................................................   1,368,284
 Net Asset Value, Offering and Redemption Price Per Share.......... $     15.76
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends.................................................           $  203,121
 Interest..................................................               28,194
---------------------------------------------------------------------------------
  Total Income.............................................              231,315
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees............................................... $ 46,299
  Less: Fees Waived........................................  (46,299)        --
                                                            --------
 Administrative Fees--Note C...............................               40,324
 Registration and Filing Fees..............................               15,160
 Printing Fees.............................................                7,808
 Audit Fees................................................                6,592
 Custodian Fees--Note D....................................                3,675
 Directors' Fees--Note G...................................                1,004
 Other Expenses............................................                1,196
 Expenses Assumed by the Adviser--Note B...................               (8,723)
---------------------------------------------------------------------------------
  Total Expenses...........................................               67,036
 Expense Offset-Note A.....................................                  --
---------------------------------------------------------------------------------
  Net Expenses.............................................               67,036
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................................              164,279
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS...........................              591,594
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON IN-
 VESTMENTS.................................................              926,099
---------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS....................................            1,517,693
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......           $1,681,972
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                          SIX MONTHS
                                                            ENDED      YEAR ENDED
                                                        APRIL 30, 1997 OCTOBER 31,
                                                         (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................   $   164,279   $  163,182
 Net Realized Gain....................................       591,594      870,649
 Net Change in Unrealized Appreciation/Depreciation...       926,099      621,990
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................     1,681,972    1,655,821
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................      (126,102)    (150,729)
 Net Realized Gain....................................      (795,840)    (244,703)
----------------------------------------------------------------------------------
  Total Distributions.................................      (921,942)    (395,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    12,486,372    1,827,059
   --In Lieu of Cash Distributions....................       914,931      392,817
 Redeemed.............................................      (465,729)  (2,477,023)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions..............................................    12,935,574     (257,147)
----------------------------------------------------------------------------------
 Total Increase.......................................    13,695,604    1,003,242
Net Assets:
 Beginning of Period..................................     7,868,005    6,864,763
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $61,881 and $23,704, respectively)........   $21,563,609   $7,868,005
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
  Shares Issued.......................................       792,114      139,421
  In Lieu of Cash Distributions.......................        64,480       31,573
  Shares Redeemed.....................................       (31,203)    (193,752)
----------------------------------------------------------------------------------
                                                             825,391      (22,758)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS                               OCTOBER 1,
                              ENDED      YEARS ENDED OCTOBER 31,     1993*** TO
                          APRIL 30, 1997 --------------------------  OCTOBER 31,
                           (UNAUDITED)     1996     1995     1994       1993
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $ 14.49     $  12.14  $ 10.41  $  9.94    $10.00
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.13         0.30     0.26     0.20      0.01
 Net Realized and
  Unrealized Gain
  (Loss)................        2.26         2.76     1.75     0.45     (0.07)
---------------------------------------------------------------------------------
  Total from Investment
   Operations...........        2.39         3.06     2.01     0.65     (0.06)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.13)       (0.28)   (0.26)   (0.18)      --
 Net Realized Gain......       (0.99)       (0.43)   (0.02)     --        --
---------------------------------------------------------------------------------
  Total Distributions...       (1.12)       (0.71)   (0.28)   (0.18)      --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 15.76     $  14.49  $ 12.14  $ 10.41    $ 9.94
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN+...........       17.38%**     26.23%   19.62%    6.63%    (0.60)%**
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......     $21,564     $  7,868  $ 6,865  $ 3,659    $1,977
Ratio of Expenses to Av-
 erage Net Assets.......        0.90%*       0.90%    0.92%    0.90%     0.90%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        2.20%*       2.30%    2.44%    2.15%     1.06%*
Portfolio Turnover Rate.          19%          57%      37%      17%       11%
Average Commission
 Rate#..................     $0.0596      $0.0661      N/A      N/A       N/A
---------------------------------------------------------------------------------
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.04     $   0.24  $  0.16  $  0.21    $ 0.04
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.90%*       0.90%    0.90%     N/A       N/A
---------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                             ICM EQUITY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks of relatively large companies measured in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                             ICM EQUITY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss), and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.625% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.90% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April

                             ICM EQUITY PORTFOLIO

30, 1997, UAM Fund Services, Inc. earned $40,324 from the Portfolio as Administrator of which $36,510 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds and AEW, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $14,469,632 and sales of $2,602,553 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 57.1% of total shares outstanding were held by three record shareholders owning more than 10% of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                          ICM FIXED INCOME PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer             William H. Park
Director, President          Vice President
and Chairman
                             Michael E. DeFao
John T. Bennett, Jr.         Secretary
Director
                             Karl O. Hartmann
Philip D. English            Assistant Secretary
Director
                             Gary L. French
William A. Humenuk           Treasurer
Director
                             Robert R. Flaherty
Peter M. Whitman, Jr.        Assistant Treasurer
Director
                             Gordon M. Shone
                             Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


[LOGO OF UAM FUNDS APPEARS HERE]   UAM Funds

                                  ICM FIXED
                                    INCOME
                                   PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

Dear Shareholders:

Performance results for the ICM Fixed Income Portfolio are shown below. For the semi-annual period ended April 30, 1997, the Portfolio returned 1.67% versus 1.70% for the Lehman Brothers Aggregate Bond Index. Performance is presented after investment advisory and administration fees.

PERFORMANCE--ALL PERIODS ENDED APRIL 30, 1997

                                                                 3 MONTH 6 MONTH
                                                                 ------- -------
ICM Fixed Income Portfolio......................................  0.50%   1.67%
Lehman Brothers Aggregate Bond Index............................  0.62%   1.70%

THE FIXED INCOME MARKET--SEMI-ANNUAL REVIEW. Returns for the semi-annual period ended April 30, 1997 reflect the effects of a shift in Federal Reserve policy from ease to tightening. Interest rates began to move upward following a warning from Federal Reserve Board Chairman Alan Greenspan in early December about "irrational exuberance." By the time the Federal Reserve increased the targeted overnight rate by 25 basis points to 5.50% on March 25, 1997, longer-term rates had moved up sharply. The U.S. Treasury ten year note, for example, had climbed from a yield of 6.04% at the end of November 1996 to 6.75% by the time the Fed announced its change. The U.S. Treasury ten year note reached a six-month high yield of 6.98% on April 14, 1997 before closing at 6.72% on April 30, 1997.

The Fed is concerned that "persisting strength in demand" will result in higher inflation. Many economists believe the Fed uses a framework that assumes that full employment in the U.S. is represented by an unemployment rate of around 5.2%, and the maximum sustainable non-inflationary growth rate of GDP is around 3%. Recent data suggest that the U.S. economy has breached these important thresholds. Following a 3.8% annualized increase during the fourth quarter 1996, real GDP grew at a 5.6% annualized rate during the first quarter of 1997. A steady increase in personal income growth and an unemployment rate that reached 4.9% during April 1997 also reinforce the Fed's claim that the risks of an overheating economy have increased.

Despite the Fed's concern, the economy has generated little inflation so far. The year over year rate of change in the Consumer Price Index as of March 31, 1997 remains low at 2.8%. A comprehensive measure of labor costs, the Employment Cost Index, also remains subdued. The most recent ECI released for the first quarter 1997 showed a year over year increase of just 2.9%, unchanged from the previous quarter's trend and much lower than market expectations.

The bond market has clearly taken comfort from the good inflation data. After selling bonds following the Fed rate hike on March 25, many market participants bought them back after the ECI release on April 29. Buying enthusiasm was responsible for the 1.5% return of the Lehman Brothers Aggregate Bond Index during April, the best one month performance so far during 1997. The rally also reflected a growing consensus that future Fed action may not be so dramatic. On April 30, 1997, the federal funds futures contracts trading for December 1997 settlement suggested a 6% Fed Funds target. This projection was down from 6.25% posted at the end of March 1997.

MARKET SECTOR REVIEW. Securities providing additional yield above U.S. Treasuries, such as corporates and mortgages, led the sector returns of the Lehman Brothers Aggregate Bond Index for the semi-annual period ended April 30, 1997. Relatively low volatility helped mortgages outperform U.S. Treasuries by over 87 basis points, and strong earnings provided a stable environment for corporate securities, which outperformed U.S. Treasuries by 31 basis points during the semi-annual period ended April 30, 1997 according to Lehman Brothers. Foreign bonds continued to deliver strong relative returns on a dollar-hedged basis. Over the semi-annual period ended April 30, 1997, the performance of the Lehman Brothers U.S. Treasury Bond Index lagged behind market returns in Europe, Australia and Japan. Relatively stable interest rates outside of the U.S. contributed to much of the outperformance.

THE ICM FIXED INCOME PORTFOLIO OVERVIEW. The ICM Fixed Income Portfolio narrowly missed matching, after fees, the return of its Benchmark, the Lehman Brothers Aggregate Bond Index for the semi-annual period ended April 30, 1997. Several actions contributed to the solid performance. We reduced interest rate exposure to 90% of the Lehman Brothers Aggregate Bond Index during October 1996. Although our early timing hurt relative performance during November, we were nicely positioned to capture strong relative performance during December 1996 and January 1997. As rates rose during the first quarter of 1997, we purchased bonds and increased our interest rate exposure to 95% of the Benchmark.

The Portfolio also took the opportunity during the first calendar quarter ended March 31, 1997 to increase its relative exposure overseas. Positions in Australia, Canada and Britain added positively to the relative performance of the Portfolio. To enhance yield and increase exposure to an attractive sector, we generally remained overweighed in mortgages. Allocations in this sector reached a high of 40%. Shares of several closed-end bond funds, which offer value at the short-end of the maturity spectrum, were also purchased.

Maintaining less corporate bond exposure than the Benchmark hurt the relative performance of the Portfolio. Corporates composed 14% of the Portfolio as of April 30, 1997, as opposed to 18% for the Benchmark. The Portfolio also maintains an overall higher credit quality than the Benchmark considering that the Benchmark includes credits rated BBB by both Moody's and S&P. Higher quality has its price in terms of lower yield, which reduces the income component of holding period returns.

DERIVATIVE SECURITIES. The Portfolio uses the following derivative instruments: Exchange Traded Futures, Exchange Traded Options, Collateralized Mortgage Obligations (CMOs) and Mortgage Pass-through Securities. On April 30, 1997, the sale of 15 U.S. Treasury 5 year note futures contracts composed 5.28% of the Portfolio. This position offset the interest rate exposure introduced by the purchase of five U.S. Treasury 20 year bond futures. Combined, these positions attempt to capture the benefits of a current trend toward higher short-term rates and more stable long-term rates. An additional purchase of five U.S. Treasury 20 year bond futures composed 1.8% of the Portfolio. The portfolio allocated 1.6% of its assets to Australian bonds in the form of five futures contracts. This position accounted for all of the foreign exposure on April 30, 1997.

The Portfolio held the following exchange traded options on April 30, 1997:
The right to purchase 25 U.S. Treasury 5 year notes at $104.5 were offset by the obligation to sell 25 U.S. Treasury 5 year notes at $105. This position adds value to the Portfolio in an environment where U.S. Treasury 5 year note prices remain relatively stable.

Mortgage pass-through securities composed 27% of the Portfolio as of April 30, 1997. The higher yields on mortgage pass-throughs continue to provide ample compensation for prepayment risk given market conditions. CMO holdings were 10% of the Portfolio as of April 30, 1997. These holdings fit well into our strategy of maintaining high levels of income, strong credit quality and liquidity.

OUTLOOK. We are currently maintaining less interest rate exposure than our Benchmark. The Federal Reserve has shifted its policy from neutral to tightening. The fact that the Fed has changed direction is important because the initial change in Fed policy has historically resulted in more tightening. A second factor is that the unemployment rate has moved below 5% for the first time since 1973. Good news from the Employment Cost Index notwithstanding, shortages of skilled labor exists in some sectors, wages are increasing at around 4% annually, and benefit costs should begin to move higher. A third factor relates to economies overseas. Though some economies in Europe remain stalled, activity globally appears to be accelerating. Not only does this bode well for U.S. exports, but the inevitable shifts from accommodating to neutral interest rate policies should result in attracting capital away from the U.S. unless interest rates in the U.S. remain firm.

A sustained reduction in final demand following sharp increases during the fourth quarter of 1996 and the first quarter of 1997 could challenge our view. The resulting slowdown in the economy would create an exceptional opportunity to purchase intermediate term bonds where future Fed tightening is most heavily discounted. While this scenario remains a possibility, we believe that strong income growth and overseas demand should keep the U.S. economy humming and Federal Reserve policy makers on full alert.

Respectfully submitted,

/s/ Dan Shackelford, CFA

Dan Shackelford, CFA

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The Lehman Brothers Aggregate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for the U.S. Government issues and $25 million for others.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (13.4%)
-------------------------------------------------------------------------------
BANKS (2.3%)
 First National Bank of Commerce 6.50%, 1/14/00......... $  350,000 $   348,075
 First Union National Bank 7.125%, 10/15/06.............    350,000     343,875
                                                                    -----------
                                                                        691,950
-------------------------------------------------------------------------------
FINANCIAL SERVICES (8.0%)
 American General Finance 8.125%, 8/15/09...............    250,000     264,375
 Associates Corp. of North America 8.375%, 1/15/98......     25,000      25,411
 Commercial Credit Corp. 8.70%, 6/15/09.................    100,000     110,500
 *Dean Witter Discover 5.83%, 3/2/99....................     15,000      15,028
 Ford Motor Credit Corp. 7.00%, 9/25/01.................    250,000     251,563
 Ford Motor Credit Corp. Medium Term Note 6.70%, 8/2/00.    250,000     249,375
 General Electric Capital Corp. 8.85%, 4/1/05...........    450,000     499,500
 General Motors Acceptance Corp. 8.875%, 6/1/10.........     50,000      56,812
 Lehman Brothers Holdings Medium Term Note 6.90%,
  1/29/01...............................................    250,000     248,400
 Norwest Financial, Inc. 6.23%, 9/1/98..................    350,000     350,693
 #State Street Institution Capital Securities, Series A
  7.94%, 12/30/26.......................................    250,000     243,550
 U.S. West Capital, Inc. 8.40%, 9/15/99.................    100,000     103,625
                                                                    -----------
                                                                      2,418,832
-------------------------------------------------------------------------------
INDUSTRIAL (2.6%)
 American Home Products 7.70%, 2/15/00..................    250,000     256,563
 Dow Chemical Co. 8.55%, 10/15/09.......................     25,000      27,062
 EG & G, Inc. 6.80%, 10/15/05...........................    200,000     192,700
 Rite Aid Corp. 6.70%, 12/15/01.........................    250,000     246,400
 Weyerhaeuser Co. 9.05%, 2/1/03.........................     50,000      54,875
                                                                    -----------
                                                                        777,600
-------------------------------------------------------------------------------
TRANSPORTATION (0.5%)
 Ryder System, Inc. 7.30%, 10/30/00.....................    150,000     152,085
-------------------------------------------------------------------------------
UTILITIES (0.0%)
 General Telephone of Wisconsin 7.50%, 3/1/02...........     10,000      10,100
-------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $4,048,670).......              4,050,567
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                              FACE
                                                             AMOUNT        VALUE+
---------------------------------------------------------------------------------
YANKEE BOND (0.4%)
---------------------------------------------------------------------------------
FINANCIAL SERVICES (0.4%)
 InterAmerica Development Bank
  8.40%, 9/1/09 (COST $107,944)............................$. 100,000 $   111,625
---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (26.9%)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. (7.1%)
 Pool #E48794
  15 yr. Guarantee 6.50%, 7/1/08..........................    228,329     222,977
 Pool #E00292
  Gold 6.50%, 4/1/09......................................    384,130     375,487
 Pool #346544
  7.00%, 5/1/11...........................................    372,083     368,711
 Pool #E64395
  15 yr. Guarantee 7.00%, 6/1/11..........................    479,024     474,983
 Pool #277196
  8.00%, 8/1/16...........................................      2,147       2,194
 *Pool #845640
  7.798%, 8/1/23..........................................    228,288     235,707
 Pool #C00449
  7.00%, 3/1/26...........................................    476,323     463,671
                                                                      -----------
                                                                        2,143,730
---------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (11.1%)
 Pool #81817
  9.50%, 8/1/02...........................................      8,522       8,951
 Pool #232847
  7.00%, 8/1/08...........................................    158,533     157,740
 Pool #50904
  6.00%, 10/1/08..........................................    215,475     206,317
 Pool #232361
  6.00%, 10/1/08..........................................     65,142      62,374
 Pool #264441
  6.00%, 1/1/09...........................................     71,604      68,561
 Pool #250498
  6.50%, 3/1/11...........................................    272,496     265,173

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #50013
  9.50%, 10/1/17........................................ $    3,343 $     3,613
 Pool #55343
  9.50%, 10/1/17........................................      2,058       2,228
 Pool #50993
  7.00%, 2/1/24.........................................    597,876     581,995
 Pool #298034
  8.00%, 11/1/24........................................    235,042     238,273
 Pool #311025
  8.00%, 5/1/25.........................................    384,118     390,360
 Pool #322345
  7.50%, 9/1/25.........................................    490,021     487,418
 Pool #330297
  7.00%, 11/1/25........................................    423,706     411,525
 Pool #250710
  8.50%, 10/1/26........................................    458,545     473,448
                                                                    -----------
                                                                      3,357,976
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (8.7%)
 Pool #7414
  7.25%, 7/15/05........................................     10,428      10,353
 Pool #17084
  8.00%, 9/15/07........................................     22,843      23,457
 Pool #20335
  8.00%, 10/15/07.......................................     31,879      32,716
 Pool #327371
  7.00%, 2/15/08........................................    221,459     221,252
 Pool #362234
  7.00%, 3/15/09........................................    234,355     234,135
 Pool #400216
  7.00%, 4/15/09........................................    242,746     242,518
 Pool #40824
  12.50%, 7/15/10.......................................     11,818      13,709
 Pool #109599
  12.00%, 1/15/14.......................................     59,393      67,727

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT        VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES--(CONTINUED)
-------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Pool #311575
  7.50%, 2/15/23........................................ $  619,492 $   617,750
 Pool #387161
  7.50%, 10/15/25.......................................    280,528     279,037
 Pool #405183
  7.50%, 11/15/25.......................................    380,137     377,999
 Pool #423836
  8.00%, 8/15/26........................................    489,406     496,747
                                                                    -----------
                                                                      2,617,400
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH
 SECURITIES (COST $8,164,989)...........................              8,119,106
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.0%)
-------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES (10.0%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (2.2%)
 Series 1544-E PAC(11) REMIC
  6.25%, 6/15/08........................................    200,000     198,729
 Series 1577 CL PH PAC-1(11) REMIC
  6.30%, 3/15/23........................................    500,000     478,285
                                                                    -----------
                                                                        677,014
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (7.8%)
 Series 1993-52 CL D PAC-1(11) REMIC
  5.50%, 12/25/02.......................................    261,518     260,278
 Series 1993-194 CL PG PAC(11) REMIC
  5.65%, 4/25/05........................................    350,000     342,638
 Series 1993-71, CL PG PAC(11) REMIC
  6.25%, 7/25/07........................................    400,000     392,133
 Series 1996-M5 CL A1 REMIC
  7.141%, 6/25/08.......................................    243,575     245,280
 Series 1990-103 CL J PAC REMIC
  7.50%, 10/25/19.......................................     24,227      24,270
 Series 1991-21 H PAC REMIC
  7.00%, 12/25/19.......................................    104,835     104,698

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT        VALUE+
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--(CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
 Series G92-15 CL G PAC(11) REMIC
  7.00%, 4/25/20...................................... $  545,000 $   528,562
 Series G19-H PAC REMIC
  8.40%, 6/25/20......................................    200,000     206,300
 Series G92-19K PAC(11) REMIC
  7.50%, 12/25/20.....................................    250,000     251,407
                                                                  -----------
                                                                    2,355,566
-----------------------------------------------------------------------------
OTHER (0.0%)
 Morgan Stanley Mortgage Trust Series Y3
  8.95%, 3/1/16.......................................      4,428       4,468
-----------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $3,080,862)....................................              3,037,048
-----------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (36.6%)
-----------------------------------------------------------------------------
U.S. TREASURY BONDS (12.4%)
 12.75%, 11/15/10.....................................     25,000      34,455
 7.50%, 11/15/16......................................  3,075,000   3,223,768
 7.125%, 2/15/23......................................    500,000     504,040
                                                                  -----------
                                                                    3,762,263
-----------------------------------------------------------------------------
U.S. TREASURY NOTES (24.2%)
 5.25%, 7/31/98.......................................     50,000      49,549
 6.375%, 1/15/99......................................    725,000     727,748
 5.875%, 2/28/99......................................  1,000,000     994,200
 6.875%, 8/31/99......................................  1,600,000   1,618,448
 5.50%, 4/15/00.......................................    100,000      97,633
 6.25%, 5/31/00.......................................  1,370,000   1,363,479
 7.50%, 11/15/01......................................    150,000     155,511
 @6.375%, 8/15/02.....................................  1,660,000   1,645,193
 7.25%, 8/15/04.......................................    150,000     154,935
 ++*3.375%, 1/15/07...................................    503,620     495,592
                                                                  -----------
                                                                    7,302,288
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $11,097,438)...             11,064,551
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES        VALUE+
-------------------------------------------------------------------------------
CLOSED-END INVESTMENT COMPANIES (1.9%)
-------------------------------------------------------------------------------
 Blackrock 1998 Term Trust..............................      2,800 $    26,600
 Blackrock 1999 Term Trust..............................     30,000     270,000
 Blackrock Target Term Trust............................     30,000     270,000
-------------------------------------------------------------------------------
TOTAL CLOSED-END INVESTMENT COMPANIES (COST $559,620)...                566,600
-------------------------------------------------------------------------------
                                                           NO. OF
                                                         CONTRACTS
-------------------------------------------------------------------------------
PURCHASED OPTIONS (0.0%)
-------------------------------------------------------------------------------
 U.S. Treasury 5 Year Note, expiring 6/30/97, strike
  price $104.50 (COST $6,828)...........................         25      22,266
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.8%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $2,957,427,
  collateralized by $2,973,930 of various U.S. Treasury
  Notes, 4.75%-6.125% due 8/31/98-10/31/98, valued at
  $2,959,376 (COST $2,957,000).......................... $2,957,000   2,957,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.0%) (COST $30,023,351)(a)                      29,928,763
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.0%)                                     295,315
-------------------------------------------------------------------------------
NET ASSETS (100%)                                                   $30,224,078
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                           NO. OF
                                                         CONTRACTS
-------------------------------------------------------------------------------
WRITTEN OPTIONS (0.0%)
-------------------------------------------------------------------------------
 U.S. Treasury 5 Year Note, expiring 6/30/97, strike
  price $105 (PREMIUM RECEIVED $7,625)..................         25 $    13,281
-------------------------------------------------------------------------------

    +  See Note A to Financial Statements.
   ++  Coupon rate is indexed to inflation rate.
    * Variable/Floating rate security--rate disclosed is as of April 30, 1997. # 144A Security. Certain conditions for public sale may exist.
    @ All, or a portion of these shares, were pledged to cover initial margin requirements on open futures contracts.
  PAC  Planned Amortization Class.
REMIC  Real Estate Mortgage Investment Conduit.
  (a) The cost for federal income tax and book purposes was $30,023,351. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $94,588. This consisted of aggregate gross unrealized appreciation for all securities of $123,284 and aggregate gross unrealized depreciation for all securities of $217,872.

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------

ASSETS
 Investments, at Cost............................................. $30,023,351
                                                                   ===========
 Investments, at Value............................................ $29,928,763
 Cash.............................................................       8,309
 Interest Receivable..............................................     356,702
 Receivable for Daily Variation on Futures Contracts--Note A......       3,108
 Receivable from Investment Adviser--Note B.......................       2,429
 Other Assets.....................................................         210
-------------------------------------------------------------------------------
  Total Assets....................................................  30,299,521
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Printing Fees........................................      33,151
 Written Options Outstanding, at Value (Premium Received $7,625)--
  Note A..........................................................      13,281
 Payable for Administrative Fees--Note C..........................       9,138
 Payable for Custodian Fees--Note D...............................       8,582
 Payable for Directors' Fees--Note G..............................       1,320
 Other Liabilities................................................       9,971
-------------------------------------------------------------------------------
  Total Liabilities...............................................      75,443
-------------------------------------------------------------------------------
NET ASSETS........................................................ $30,224,078
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $30,260,369
 Undistributed Net Investment Income..............................     234,521
 Accumulated Net Realized Loss....................................    (164,645)
 Unrealized Depreciation..........................................    (106,167)
-------------------------------------------------------------------------------
NET ASSETS........................................................ $30,224,078
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   2,956,044
 Net Asset Value, Offering and Redemption Price Per Share......... $     10.22
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended April 30, 1997 (Unaudited)

---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest...................................................           $ 879,064
 Dividends..................................................               3,136
---------------------------------------------------------------------------------
  Total Income..............................................             882,200
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees................................................ $ 66,256
  Less: Fees Waived.........................................  (66,256)       --
                                                             --------
 Administrative Fees--Note C................................              47,469
 Printing Fees..............................................              17,522
 Registration and Filing Fees...............................               8,312
 Audit Fees.................................................               6,724
 Custodian Fees--Note D.....................................               3,907
 Directors' Fees--Note G....................................               1,708
 Other Expenses.............................................               2,244
 Expenses Assumed by the Adviser--Note B....................             (21,197)
---------------------------------------------------------------------------------
  Total Expenses............................................              66,689
 Expense Offset--Note A.....................................                (153)
---------------------------------------------------------------------------------
  Net Expenses..............................................              66,536
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................             815,664
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS):
 Investments................................................              19,877
 Written Options............................................                 784
 Futures Contracts..........................................               1,770
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS, WRITTEN OPTIONS AND
 FUTURES CONTRACTS..........................................              22,431
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
 Investments................................................            (399,503)
 Foreign Exchange Translations..............................                 689
 Written Options............................................              (5,656)
 Futures....................................................              14,230
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION....            (390,240)
---------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS, WRITTEN OPTIONS, FUTURES CONTRACTS
 AND FOREIGN EXCHANGE TRANSLATIONS..........................            (367,809)
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........           $ 447,855
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1997 OCTOBER 31,
                                                      (UNAUDITED)      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   815,664   $ 1,211,660
 Net Realized Gain (Loss)...........................       22,431       (33,891)
 Net Change in Unrealized Appreciation/Depreciation.     (390,240)      (87,594)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from
   Operations.......................................      447,855     1,090,175
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (793,268)   (1,168,003)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................    5,686,389     8,726,617
 --In Lieu of Cash Distributions....................      677,150     1,021,678
 Redeemed...........................................     (152,282)   (2,077,394)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......    6,211,257     7,670,901
--------------------------------------------------------------------------------
 Total Increase.....................................    5,865,844     7,593,073
Net Assets:
 Beginning of Period................................   24,358,234    16,765,161
--------------------------------------------------------------------------------
 End of Period (including undistributed net
  investment income of $234,521 and $212,125
  respectively).....................................  $30,224,078   $24,358,234
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................      552,276       846,409
  In Lieu of Cash Distributions.....................       66,488        99,711
  Shares Redeemed...................................      (14,818)     (200,725)
--------------------------------------------------------------------------------
                                                          603,946       745,395
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS   YEARS ENDED OCTOBER 31,     NOVEMBER 3,
                              ENDED               1996               1992*** TO
                          APRIL 30, 1997 -------------------------   OCTOBER 31,
                           (UNAUDITED)    1996     1995     1994        1993
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 10.36     $ 10.43  $  9.55  $ 10.58     $ 10.00
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.30        0.59     0.59     0.52        0.51
 Net Realized and
  Unrealized Gain
  (Loss)................       (0.13)      (0.07)    0.82    (0.98)       0.51
---------------------------------------------------------------------------------
  Total from Investment
   Operations...........        0.17        0.52     1.41    (0.46)       1.02
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.31)      (0.59)   (0.53)   (0.48)      (0.44)
 Net Realized Gain......         --          --       --     (0.09)        --
---------------------------------------------------------------------------------
  Total Distributions...       (0.31)      (0.59)   (0.53)   (0.57)      (0.44)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 10.22     $ 10.36  $ 10.43  $  9.55     $ 10.58
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN+...........        1.67%**     5.17%   15.11    (4.43)%     10.38%**
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $30,224     $24,358  $16,765  $12,601     $12,465
Ratio of Expenses to
 Average Net Assets.....        0.50%*      0.50%    0.63%    0.84%       0.84%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        6.15%*      5.98%    6.04%    5.26%       5.41%*
Portfolio Turnover Rate.          17%         46%      49%      82%         65%
---------------------------------------------------------------------------------
Voluntary Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.03     $  0.08  $  0.08  $  0.04     $  0.03
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.50%*      0.50%    0.61%     N/A         N/A
---------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the period.

   The accompanying notes are an integral part of the financial statements.

                          ICM FIXED INCOME PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds Trust and UAM Funds, Inc. (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Fixed Income Portfolio (the "Portfolio"), a portfolio of UAM Funds Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade, fixed income securities of varying maturities.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuation provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the Portfolio had available a capital loss carryover for Federal income tax purposes of approximately $110,000 and $93,000 which will expire on October 31, 2002 and October 31, 2004, respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into

                          ICM FIXED INCOME PORTFOLIO

  U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at April 30, 1997:

                                                                  NET UNREALIZED
                                  NUMBER OF AGGREGATE  EXPIRATION  APPRECIATION
   CONTRACTS                      CONTRACTS FACE VALUE    DATE    (DEPRECIATION)
   ---------                      --------- ---------- ---------- --------------
    Purchases:
    Australian 10 Year Bond......      5      642,549  June 1997     $  2,325
    U.S. Treasury 20 Year Bond...     10    1,092,813  June 1997        4,456
    Sales:
    U.S. Treasury 5 Year Note....     15    1,579,219  June 1997      (13,393)
                                                                     --------
                                                                     $ (6,612)
                                                                     ========

  During the six months ended April 30, 1997, the Portfolio participated in writing covered call and put options. The Portfolio had option activity as follows:

                                                             NUMBER OF PREMIUMS
                                                             CONTRACTS  (000)
                                                             --------- --------
   Options outstanding at October 31, 1996..................    $--    $    --
   Options written during the period........................     50     12,937
   Options expired during the period........................    (10)    (1,406)
   Options canceled in closing transactions during the
    period..................................................    (15)    (3,906)
                                                                ---    -------
   Options outstanding at April 30, 1997....................     25    $ 7,625
                                                                ===    =======

                          ICM FIXED INCOME PORTFOLIO

  6. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.50% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.50% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the

                          ICM FIXED INCOME PORTFOLIO

Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $47,469 from the Portfolio as Administrator of which $42,170 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), formerly known as RFI Distributors (a division of Regis Retirement Plan Services, Inc.), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $5,203,646 and sales of $1,289,696 of investment securities other than long-term U.S. Government and short-term securities. Purchase figure includes $2,576,432 of in-kind transactions. Purchases and sales of long-term U.S. Government securities were $3,229,902 and $3,149,809, respectively.

I. LINE OF CREDIT: The Portfolio,along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 26.9% of total shares outstanding were held by two record shareholders owning more than 10% of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         ICM SMALL COMPANY PORTFOLIO

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
                        Gordon M. Shone
                        Assistant Treasurer

-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Investment Counselors of Maryland, Inc.
 803 Cathedral Street
 Baltimore, MD 21201

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                  ICM SMALL
                                   COMPANY
                                  PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

                          ICM SMALL COMPANY PORTFOLIO

                    "SMALL CAP VALUE STOCKS DID VERY WELL"

Dear Shareholders:

The stock market and the bond market went their separate ways during the first six months of the fiscal year. Both short and long term interest rates moved significantly higher and bond prices declined during the period. Despite the rise in interest rates, equity prices, led by large cap stocks, moved higher. Late in March the Federal Reserve raised short term interest rates as "insurance" against a potential increase in inflation as the U.S. economy continues to chug along at a very strong pace. Stocks had been weak in anticipation of this move by the Federal Reserve but began to strengthen again as first quarter earnings were released. By the end of the first week in May, most U.S. equity indices were back at or near their all time record levels.

During a period when the Russell 2000 Index badly lagged the S&P 500 Index, the ICM Small Company Portfolio performed fairly well. The results for the first half of fiscal 1997 are presented below:

                                               TOTAL RETURNS
                           -----------------------------------------------------
                           1ST FISCAL QUARTER 2ND FISCAL QUARTER 1ST FISCAL HALF
                           ------------------ ------------------ ---------------
                             NOV. 1, 1996-      FEB. 1, 1997-     NOV. 1, 1996-
                             JAN. 31, 1997      APR. 30, 1997     APR. 30, 1997
                           ------------------ ------------------ ---------------
ICM Small Co. Portfolio...       13.11%             -1.68%           11.22%
Russell 2000 Index........        8.98%             -6.77%            1.61%
S&P 500 Index.............       12.02%              2.42%           14.71%

As a group, small cap stocks continued to perform poorly relative to large cap stocks. This underperformance by the small cap sector has been quite pronounced since last summer. In our opinion, this poor performance by small cap stocks is due to several factors. First, relative earnings momentum has shifted back to large cap stocks and many large companies reported strong advances in fourth quarter 1996 and first quarter 1997 earnings despite modest top line growth. Large companies in general still seem to be benefiting the most from past and current cost cutting. Second, the liquidity flowing into the equity market through mutual funds is more easily invested in larger companies. This preference for larger capitalization stocks became even more pronounced as their relative price performance got stronger and as uncertainty about interest rates and the Federal Reserve's monetary posture increased during early 1997. Finally, the small capitalization sector's performance was hurt by the very poor performance by small cap growth stocks. This is in contrast to the large cap sector where growth stocks did very well.

The primary reason for the ICM Small Company Portfolio's strong relative return in the first fiscal half was the strong performance of "value" stocks relative to "growth" stocks. The Russell 2000 Value Index experienced a return of 10.13% for the six months ended April 30, 1997. In sharp contrast, the Russell 2000 Growth Index experienced a return of -7.29% for the same period. The Growth Index has much higher exposure to Health Care and Technology stocks, two groups which have performed very poorly over the last six months.

The acquisition front is really beginning to heat up and several of the stocks we own are subject to either hostile or friendly offers. Inflated stock prices provide acquirers a very cheap source of capital and most acquisitions are now "mergers" with stock being the primary currency. Reports of strong flows into LBO funds also suggest that corporate takeover activity will remain a positive force for stock prices in the months ahead.

Despite the increase in short term interest rates by the Federal Reserve and the potential for more increases in the months ahead, the stock market has regained its footing and is moving higher in the early days of May. In the small cap sector, much of this most recent move is being driven by a rebound in the very depressed technology stocks. The market as a whole seems to be benefiting from short covering and strong dollar flows into equity mutual funds. Earnings came in slightly above estimates in the first quarter and profit projections for the year are not being reduced, as is very often the case after first quarter results are released. While overall market valuations remain quite high, many mid size and small cap companies look quite attractively priced after a long period of underperformance. A catch up period of small cap outperformance would not be unexpected.

Respectfully,

/s/ Robert D. McDorman, Jr.

Robert D. McDorman, Jr.
Principal
Investment Counselors of Maryland, Inc.

                      DEFINITIONS OF COMPARATIVE INDICES
                      ----------------------------------

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

The Standard & Poor's 500 Stock Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Russell Small-Cap Growth And Value Indexes are created by sorting the universe of Russell 2000 companies by book/price ratio and separately by I/B/E/S growth rate. (Reported book value is adjusted to reflect FAS 106 and 109 write-offs by adding back the unamortized portion of the charge.) Each of the sorted series is normalized and combined to arrive at a composite rank for each company. The composite rank is used to generate the probability that a stock is either growth or value. About 30% of the stocks in the Russell 2000 appear in both the growth and value indexes. In different proportions based on the probability calculated; the sum of the shares in each index is the total number of shares floating. The remaining 70% of the companies are in one style index only.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results present in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES        VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (88.2%)
-------------------------------------------------------------------------------
AUTOMOTIVE (4.6%)
 Donnelly Corp. .......................................... 161,750 $  2,406,031
 *Dorsey Trailers, Inc. .................................. 200,000      350,000
 Excel Industries, Inc. .................................. 125,000    2,218,750
 Smith (A.O.) Corp. ...................................... 125,000    4,343,750
 *Starcraft Corp. ........................................  90,000      247,500
 *Strattec Security Corp. ................................ 150,000    2,512,500
 Wynn's International, Inc. .............................. 189,675    4,575,909
                                                                   ------------
                                                                     16,654,440
-------------------------------------------------------------------------------
BANKS (3.1%)
 First Financial Corp. ................................... 175,000    4,615,625
 TCF Financial Corp. .....................................  80,000    3,270,000
 Vermont Financial Services Corp. ........................  85,000    3,378,750
                                                                   ------------
                                                                     11,264,375
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.9%)
 Applied Power, Inc., Class A.............................  60,000    2,542,500
 *Astec Industries, Inc. ................................. 130,000    1,332,500
 *Avondale Industries, Inc. .............................. 200,000    3,550,000
 *BE Aerospace, Inc. .....................................  75,000    1,818,750
 CMI Corp., Class A....................................... 300,000    1,237,500
 Core Industries, Inc. ................................... 200,000    2,950,000
 Gradall Industries, Inc. ................................ 170,000    2,040,000
 Kennametal, Inc. ........................................ 100,000    3,600,000
 Pfeiffer Vacuum Technology ADR...........................  33,900      788,175
 Scotsman Industries, Inc. ............................... 150,000    3,825,000
 Varlen Corp. ............................................ 133,000    2,759,750
 Woodhead Industries, Inc. ............................... 150,000    2,250,000
                                                                   ------------
                                                                     28,694,175
-------------------------------------------------------------------------------
CHEMICALS (2.6%)
 Aceto Corp. .............................................  88,000    1,155,000
 *Applied Extrusion Technologies, Inc. ................... 200,000    1,950,000
 Dexter Corp. ............................................ 125,000    3,734,375
 Furon Co. ............................................... 126,800    2,646,950
                                                                   ------------
                                                                      9,486,325
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES        VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSTRUCTION (13.0%)
 Centex Construction Products, Inc. ....................... 300,000 $  5,550,000
 Centex Corp. .............................................  50,000    1,800,000
 *Central Sprinkler Corp. ................................. 125,000    2,312,500
 Continental Homes Holding Corp. .......................... 145,000    2,301,875
 Granite Construction, Inc. ............................... 232,500    4,620,937
 *Griffon Corp. ........................................... 425,000    5,153,125
 Juno Lighting, Inc. ...................................... 170,000    2,571,250
 Martin Marietta Materials, Inc. .......................... 150,000    4,087,500
 MDC Holdings, Inc. ....................................... 500,000    4,125,000
 Southdown, Inc. .......................................... 250,000    9,031,250
 Texas Industries, Inc. ................................... 140,000    3,220,000
 *U.S. Home Corp. ......................................... 100,000    2,462,500
                                                                    ------------
                                                                      47,235,937
--------------------------------------------------------------------------------
CONSUMER DURABLES (3.9%)
 Aaron Rents, Inc., Class B................................ 275,000    2,921,875
 *Custom Chrome, Inc. ..................................... 125,000    1,468,750
 General Housewares Corp. ................................. 100,000      887,500
 *Material Science Corp. .................................. 150,000    2,231,250
 *Rex Stores Corp. ........................................ 225,000    2,278,125
 Toro Co. ................................................. 114,000    3,990,000
 *Winsloew Furniture, Inc. ................................  60,000      540,000
                                                                    ------------
                                                                      14,317,500
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.7%)
 *CSS Industries, Inc. .................................... 125,000    4,046,875
 *Fieldcrest Cannon, Inc. .................................  70,000    1,260,000
 *Galey & Lord, Inc. ...................................... 200,000    3,150,000
 Guilford Mills, Inc. ..................................... 130,000    3,672,500
 *Sylvan, Inc. ............................................ 125,000    1,171,875
                                                                    ------------
                                                                      13,301,250
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES        VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ENERGY (4.7%)
 *Belco Oil & Gas Corp. ................................... 125,000 $  2,531,250
 *Nabors Industries, Inc................................... 250,000    4,687,500
 *Oceaneering International, Inc........................... 160,000    2,320,000
 *Offshore Logistics, Inc..................................  50,000      881,250
 Penn Virginia Corp........................................  75,000    3,375,000
 Zeigler Coal Holding Co. ................................. 138,000    3,467,250
                                                                    ------------
                                                                      17,262,250
--------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE (1.0%)
 *Carmike Cinemas, Inc. Class A............................ 115,000    3,565,000
--------------------------------------------------------------------------------
HEALTH CARE (3.7%)
 *Bio Rad Labs, Class A.................................... 150,000    3,581,250
 *Living Centers of America, Inc........................... 125,000    4,468,750
 *Marquette Medical Systems................................  40,000      805,000
 *Sierra Health Services, Inc.............................. 100,000    2,575,000
 *Spacelabs Medical, Inc................................... 100,000    2,025,000
                                                                    ------------
                                                                      13,455,000
--------------------------------------------------------------------------------
INSURANCE (7.2%)
 *ACMAT Corp. ............................................. 100,000    1,562,500
 Allied Group, Inc......................................... 125,000    4,625,000
 CMAC Investment Corp......................................  53,400    2,029,200
 Capital Re Corp...........................................  68,200    2,702,425
 GCR Holdings, Ltd......................................... 120,000    2,565,000
 Lawyers Title Corp........................................  80,000    1,440,000
 Life RE Corp..............................................  85,000    3,283,125
 MAIC Holdings, Inc........................................  35,393    1,198,938
 PXRE Corp. ............................................... 160,000    4,060,000
 Trenwick Group, Inc. .....................................  90,000    2,868,750
                                                                    ------------
                                                                      26,334,938
--------------------------------------------------------------------------------
MANUFACTURING (1.9%)
 Clarcor, Inc. ............................................  55,000    1,216,875
 *Essef Corp. .............................................  77,000    1,520,750
 Hunt Manufacturing Co. ................................... 225,000    4,162,500
                                                                    ------------
                                                                       6,900,125
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES        VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
METALS (2.2%)
 Carpenter Technology Corp. ............................... 100,000 $  4,062,500
 J & L Specialty Steel, Inc. .............................. 225,000    2,812,500
 *Steel of West Virginia, Inc.............................. 125,000    1,078,125
                                                                    ------------
                                                                       7,953,125
--------------------------------------------------------------------------------
PAPER & PACKAGING (3.1%)
 American Business Products, Inc. ......................... 200,000    4,800,000
 *Fibermark, Inc........................................... 135,000    3,189,375
 Rayonier, Inc.............................................  80,000    3,230,000
                                                                    ------------
                                                                      11,219,375
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (4.2%)
 Cali Realty Corp. ........................................  80,000    2,360,000
 Evans Withycombe Residential, Inc. .......................  90,000    1,777,500
 Healthcare Realty Trust, Inc..............................  50,000    1,293,750
 Irvine Apartment Communities..............................  50,000    1,337,500
 Liberty Property Trust....................................  75,000    1,809,375
 Omega Healthcare Investors, Inc...........................  24,500      750,313
 Prime Retail, Inc......................................... 150,000    1,818,750
 Shurgard Storage Centers, Inc.............................  70,000    1,837,500
 Town & Country Trust......................................  70,000    1,058,750
 United Dominion Realty Trust, Inc......................... 100,000    1,375,000
                                                                    ------------
                                                                      15,418,438
--------------------------------------------------------------------------------
RETAIL (4.3%)
 *Carson Pirie Scott & Co.................................. 210,000    6,247,500
 *Finlay Enterprises, Inc. ................................  20,000      295,000
 *Lechters, Inc............................................ 225,000      675,000
 Ruddick Corp. ............................................ 175,000    2,625,000
 Shopko Stores, Inc. ...................................... 240,000    4,800,000
 Strawbridge & Clothier....................................  69,000    1,173,000
                                                                    ------------
                                                                      15,815,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES        VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
SERVICES (4.4%)
 *Ambassadors International, Inc. .........................  86,200 $    775,800
 *Anixter International, Inc............................... 175,000    2,493,750
 Bowne & Co., Inc.......................................... 120,000    3,180,000
 *Devon Group, Inc. ....................................... 125,000    3,531,250
 *Rexel, Inc............................................... 300,000    5,287,500
 *Unitel Video, Inc........................................ 120,000      720,000
                                                                    ------------
                                                                      15,988,300
--------------------------------------------------------------------------------
TECHNOLOGY (8.4%)
 AMETEK, Inc............................................... 200,000    4,475,000
 *BancTec, Inc. ........................................... 200,000    4,575,000
 Charter Power System, Inc................................. 100,000    2,850,000
 *ILC Technology, Inc...................................... 140,000    1,400,000
 *Marshall Industries...................................... 100,000    3,262,500
 Methode Electronics, Inc., Class A........................ 200,000    2,750,000
 *Microsemi Corporation....................................  79,700    1,006,213
 National Computer Systems, Inc............................ 150,000    3,750,000
 *Phototronics, Inc. ......................................  84,000    2,877,000
 Pioneer Standard Electronics.............................. 193,000    2,316,000
 Quixote Corp.............................................. 200,000    1,400,000
                                                                    ------------
                                                                      30,661,713
--------------------------------------------------------------------------------
TRANSPORTATION (2.6%)
 ASA Holdings, Inc. ....................................... 123,000    2,613,750
 Comair Holdings, Inc. .................................... 115,000    2,415,000
 Rollins Truck Leasing Corp. .............................. 206,200    2,706,375
 USFreightways Corp. ......................................  60,000    1,612,500
                                                                    ------------
                                                                       9,347,625
--------------------------------------------------------------------------------
UTILITIES (1.7%)
 Comsat Corp. ............................................. 213,700    4,434,275
 Public Service Company of North Carolina, Inc............. 100,000    1,737,500
                                                                    ------------
                                                                       6,171,775
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $252,258,574)....................          321,047,166
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT          VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (11.8%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.8%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $43,100,225,
  collaterialized by $43,340,726 of various U.S.
  Treasury Notes, 4.75%-6.125% due from
  8/31/98-10/31/98, valued at $43,128,625 (COST
  $43,094,000)........................................ $43,094,000 $ 43,094,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%) (COST $295,352,574)(a).....              364,141,166
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.0%)...................                   39,274
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $364,180,440
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +See Note A to Financial Statements.
   *Non-Income Producing Security.
ADRAmerican Depositary Receipt.
   (a) The cost for federal income tax purposes was $295,352,574. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $68,788,592. This consisted of aggregate gross unrealized appreciation for all securities of $83,728,177 and aggregate gross unrealized depreciation for all securities of $14,939,585.

   The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $295,352,574
                                                                   ============
 Investments, at Value (Including a Repurchase Agreement of
  $43,094,000).................................................... $364,141,166
 Receivable for Investments Sold..................................      966,244
 Dividend Receivable..............................................      166,412
 Interest Receivable..............................................        6,225
 Other Assets.....................................................        3,546
-------------------------------------------------------------------------------
  Total Assets....................................................  365,283,593
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased................................      798,778
 Payable for Investment Advisory Fees--Note B.....................      205,590
 Payable for Administrative Fees--Note C..........................       28,592
 Payable for Custodian Fees--Note D...............................       26,459
 Payable to Custodian Bank........................................       12,054
 Payable for Portfolio Shares Redeemed............................       10,236
 Payable for Directors' Fees--Note G..............................        1,084
 Payable for Account Services Fees--Note F........................          495
 Other Liabilities................................................       19,865
-------------------------------------------------------------------------------
  Total Liabilities...............................................    1,103,153
-------------------------------------------------------------------------------
NET ASSETS........................................................ $364,180,440
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $277,660,220
 Undistributed Net Investment Income..............................      377,691
 Accumulated Net Realized Gain....................................   17,353,937
 Unrealized Appreciation..........................................   68,788,592
-------------------------------------------------------------------------------
NET ASSETS........................................................ $364,180,440
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  50,000,000).....................................................   16,814,980
 Net Asset Value, Offering and Redemption Price Per Share......... $      21.66
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF OPERATIONS
Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends......................................................... $ 2,442,310
 Interest..........................................................     970,105
--------------------------------------------------------------------------------
  Total Income.....................................................   3,412,415
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B.....................................................   1,232,357
 Administrative Fees--
  Note C...........................................................     231,287
 Custodian Fees--Note D............................................      16,852
 Printing Fees.....................................................       9,627
 Registration and Filing
  Fees.............................................................       9,390
 Audit Fees........................................................       7,555
 Legal Fees........................................................       6,462
 Directors' Fees--Note G...........................................       2,841
 Account Services Fees--
  Note F...........................................................         495
 Other Expenses....................................................      17,666
--------------------------------------------------------------------------------
  Total Expenses...................................................   1,534,532
 Expense Offset--Note A............................................        (788)
--------------------------------------------------------------------------------
  Net Expenses.....................................................   1,533,744
--------------------------------------------------------------------------------
NET INVESTMENT INCOME..............................................   1,878,671
--------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS.......................................................  17,395,125
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS....................................................  16,558,763
--------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS............................................  33,953,888
--------------------------------------------------------------------------------
NET INCREASE IN NET
 ASSETS RESULTING FROM
 OPERATIONS........................................................ $35,832,559
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                          ENDED       YEAR ENDED
                                                      APRIL 30, 1997 OCTOBER 31,
                                                       (UNAUDITED)       1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................   $  1,878,671  $  3,555,694
 Net Realized Gain..................................     17,395,125    17,847,683
 Net Change in Unrealized Appreciation/Depreciation.     16,558,763    20,915,250
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................     35,832,559    42,318,627
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (1,892,522)   (3,589,374)
 Net Realized Gain..................................    (17,875,094)  (12,736,570)
----------------------------------------------------------------------------------
  Total Distributions...............................    (19,767,616)  (16,325,944)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................     75,351,098    89,883,861
   --In Lieu of Cash Distributions..................     18,486,583    14,462,723
 Redeemed...........................................    (66,704,475)  (60,154,751)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......     27,133,206    44,191,833
----------------------------------------------------------------------------------
 Total Increase.....................................     43,198,149    70,184,516
NET ASSETS:
 Beginning of Period................................    320,982,291   250,797,775
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $377,691 and $391,542, respective-
  ly)...............................................   $364,180,440  $320,982,291
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.....................................      3,473,323     4,584,935
  In Lieu of Cash Distributions.....................        894,121       779,674
  Shares Redeemed...................................     (3,048,839)   (3,038,186)
----------------------------------------------------------------------------------
                                                          1,318,605     2,326,423
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

ICM SMALL COMPANY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED               YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997 ----------------------------------------------
                           (UNAUDITED)     1996      1995      1994     1993     1992
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  20.71    $  19.04  $  17.05  $  18.75  $ 14.96  $ 12.50
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..         0.12        0.24      0.16      0.09     0.08     0.11
 Net Realized and
  Unrealized Gain.......         2.14        2.59      2.70      0.64     4.94     2.81
----------------------------------------------------------------------------------------
  Total From Investment
   Operation............         2.26        2.83      2.86      0.73     5.02     2.92
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..        (0.12)      (0.24)    (0.14)    (0.09)   (0.07)   (0.10)
 Net Realized Gain......        (1.19)      (0.92)    (0.73)    (2.34)   (1.16)   (0.36)
----------------------------------------------------------------------------------------
  Total Distributions...        (1.31)      (1.16)    (0.87)    (2.43)   (1.23)   (0.46)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $  21.66    $  20.71  $  19.04  $  17.05  $ 18.75  $ 14.96
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN............        11.22%**    15.62%    17.73%     4.59%   35.20%   23.96%
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $364,180    $320,982  $250,798  $115,761  $81,870  $58,483
Ratio of Expenses to
 Average Net Assets.....         0.87%*      0.88%     0.87%     0.93%    0.95%    0.95%
Ratio of Net Investment
 Income to Average Net
 Assets.................         1.07%*      1.20%     1.02%     0.58%    0.46%    0.77%
Portfolio Turnover Rate.           13%         23%       20%       21%      47%      34%
Average Commission Rate
 #......................     $ 0.0588    $ 0.0595       N/A       N/A      N/A      N/A
----------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................         0.87%*      0.88%     0.86%      N/A      N/A      N/A
----------------------------------------------------------------------------------------

 * Annualized
** Not Annualized.
 # For fiscal years beginning on or after September 30, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                          ICM SMALL COMPANY PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets and market capitalization.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities are valued not exceeding the asked prices nor less than the bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

                          ICM SMALL COMPANY PORTFOLIO

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.04% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $231,287 from the Portfolio as Administrator of which $160,867 was paid to CGFSC for its services as sub-Administrator.

                          ICM SMALL COMPANY PORTFOLIO

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $42,126,208 and sales of $42,437,407 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolio, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

J. OTHER: At April 30, 1997, 10.9% of total shares outstanding were held by one record shareholder owning more than 10% of the aggregate total shares outstanding.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               MCKEE PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                       William H. Park
Director, President                    Vice President
and Chairman
                                       Michael E. DeFao
John T. Bennett, Jr.                   Secretary
Director
                                       Karl O. Hartmann
Philip D. English                      Assistant Secretary
Director
                                       Gary L. French
William A. Humenuk                     Treasurer
Director
                                       Robert R. Flaherty
Peter M. Whitman, Jr.                  Assistant Treasurer
Director
                                       Gordon M. Shone
                                       Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 C.S. McKee & Co., Inc.
 One Gateway Center
 Pittsburgh, PA 15222
-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245
-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103
-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110
-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110
-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.
-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]
                                  UAM Funds

                                    MCKEE
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                       MCKEE PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  U.S. Government...........................................................   8
  Domestic Equity...........................................................  11
  International Equity......................................................  15
Statement of Assets and Liabilities.........................................  20
Statement of Operations.....................................................  21
Statement of Changes in Net Assets
  U.S. Government...........................................................  22
  Domestic Equity...........................................................  23
  International Equity......................................................  24
Financial Highlights
  U.S. Government...........................................................  25
  Domestic Equity...........................................................  26
  International Equity......................................................  27
Notes to Financial Statements...............................................  28

--------------------------------------------------------------------------------

                        MCKEE U.S. GOVERNMENT PORTFOLIO

Strong economic growth and accompanying fear of inflation continued to depress the price of government securities, and therefore portfolio returns, during the six months ended April 30, 1997. The total return for the McKee U.S. Government Portfolio for the period was 0.39%. The market has recently received favorable news about inflation, however, and there is likelihood of improving prices in the future.

ECONOMIC PERSPECTIVE

Economic growth was much stronger than the market expected in both the fourth quarter of 1996 and the first quarter of 1997. U.S. Gross Domestic Product grew 3.8% in the fourth and a remarkable 5.6% in the first quarter. Industrial production rose at an annualized rate of 6.4% in the two quarters, compared to 4.3% for all of 1996. Businesses added more than $46 billion to inventories in the first quarter of 1997, the largest quarterly accumulation in two years. Retail sales rose at an annualized rate of 11.8% in the first quarter, compared to 4.2% for all of 1996.

The modest inflation accompanying this strong economic growth continues to surprise the market. The Consumer Price Index, for example, grew at an annualized rate of only 2% in the first quarter of 1997, compared to 3.5% for all of 1996. Oil prices have fallen more than 22% in the first four months of 1997, and other commodities prices have remained in check. Investors continue to be wary of higher interest rates. Nevertheless, like us, they believe that the Federal Reserve, which raised rates in March in response to strong economic growth and the tight labor market, is likely to act again.

PERFORMANCE

The Portfolio's total return for the six months ended April 30, 1997, was below the 1.30% return for its benchmark, the Lehman Brothers Government/Corporate Bond Index (the "Index"). The primary reason for the difference was the longer duration of the Portfolio. Duration is the measure of price change for a change in interest rates, and the market's worries about inflation caused interest rates to rise, which penalized longer duration.

PORTFOLIO STRUCTURE

U.S. Government-issued securities are the largest proportion of the Portfolio's holdings, more than 69% versus the 74% in the Index. Sixteen percent of the Portfolio's holdings are AAA-rated securities and 15% are other investment grades. The composition of the Portfolio by sector at April 30, 1997 is shown below.

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                                APRIL 30, 1997

     Treasuries........................................................... 37.1%
     Mortgages............................................................ 15.0%
     Corporates........................................................... 14.7%
     Agencies............................................................. 16.5%
     Asset Backed......................................................... 12.9%
     Cash.................................................................  3.8%

At April 30, 1997, the Portfolio held 45 individual securities. The 10 largest holdings are shown below.

                        MCKEE U.S. GOVERNMENT PORTFOLIO
                               TOP TEN HOLDINGS
                                APRIL 30, 1997

                                                                         % OF
     SECURITY                                           COUPON   DUE   PORTFOLIO
     --------                                           ------ ------- ---------
     US Treasury Bond.................................. 9.375% 2/15/06   20.6%
     US Treasury Bond.................................. 8.500% 2/15/20   15.4%
     FHLMC Gold Pool #D61891........................... 7.500% 7/01/25    4.4%
     FNMA.............................................. 6.700% 8/10/01    4.2%
     FNMA Discount Note................................ 0.000% 7/10/97    3.9%
     FHLMC............................................. 6.750% 5/30/06    3.0%
     FNMA Pool #303318................................. 8.500% 5/01/10    2.6%
     GNMA 30 yr. Mtg................................... 8.000% 8/15/26    2.5%
     GNMA 30 yr. Mtg................................... 6.500% 4/15/26    2.4%
     FHLB.............................................. 5.967% 3/22/01    2.2%

OUTLOOK

The Portfolio is structured to benefit from lower interest rates. Despite the exceptional strength of the economy, which is worrisome to the market and the Federal Reserve, signs such as the expansion of inventories point to an eventual slowing of economic growth. With inflation remaining at benign levels, interest rates should decline once the economy slows. While we maintain our positive outlook on interest rates, the likelihood of further Federal Reserve action to slow the economy with higher rates dictates caution in the short term.

                        MCKEE DOMESTIC EQUITY PORTFOLIO

The McKee Domestic Equity Portfolio continued to perform well in the first half of the fiscal year with a total return for the six months ended April 30, 1997 of 13.54 percent. While large capitalization stocks continued to lead the market, the Portfolio, which is diversified by capitalization, achieved strong performance even with its meaningful participation in the small and middle capitalization segments of the market.

ECONOMIC PERSPECTIVE

The economy has enjoyed extraordinary growth during the past two quarters, with inflation remaining at the lowest levels in decades. While we expect the first quarter's torrid economic growth to slow, we see little likelihood of recession. Corporate earnings should remain strong as the economy stays on a course of moderate growth. A generally nonthreatening inflation and interest-rate environment should allow equity valuations to stay at current or even higher levels. Moreover, we expect the Federal Reserve to only modestly tighten monetary policy, not lay the foundation for a credit crunch.

PERFORMANCE

The Portfolio's 13.54 percent return for the six months ended April 30, 1997 was slightly below the 14.71 percent return for the large capitalization-weighted S&P 500 Index. The Portfolio's results were affected by the inclusion of small and middle capitalization stocks, as well as by its emphasis on cyclically sensitive issues. We expect these same exposures to contribute meaningfully to performance over the next several years.

The Portfolio benefited from comparatively large holdings in healthcare, insurance, computer software, electronics and tobacco. It also benefited from a significant underweighting in electric utilities, which were extremely weak during the period. Positions in natural gas, chemicals, paper and forest products penalized performance.

Among individual stocks, Advanced Micro Devices, MEMC Electronics, Systems & Computer Technology and Nokia Corporation performed strongly, while 3D Systems, Steel Technologies, Mylan Labs and Illinova Corporation were poor performers.

PORTFOLIO STRUCTURE

The Portfolio remains widely diversified by economic sector and capitalization segment. It also holds a limited representation in international stocks in the form of American Depositary Receipts, which are traded in U.S. dollars. Within this diversified structure, the Portfolio has large positions in stocks characterized by consumer and industrial cyclicality. This strategy is based on the attractive value and earnings momentum of these securities, in addition to their superior prospects if the economy continues to expand this year.

With regard to industries, the Portfolio has comparatively large holdings in computer software, producer goods, telephones, banks and drugs. It has a relatively low representation in metals, apparel, containers, beverages and aerospace. The ten largest industry positions are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                          TOP TEN INDUSTRY POSITIONS
                                APRIL 30, 1997

     Technology........................................................... 14.4%
     Energy...............................................................  8.7%
     Telecommunications...................................................  8.5%
     Pharmaceuticals......................................................  7.8%
     Retail...............................................................  7.4%
     Banks................................................................  6.9%
     Beverages, Food & Tobacco............................................  3.9%
     Services.............................................................  3.8%
     Capital Equipment....................................................  3.7%
     Paper & Packaging....................................................  3.6%

As of April 30, 1997, the Portfolio held 58 stocks. The ten largest holdings on that date are shown below.

                        MCKEE DOMESTIC EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                                APRIL 30, 1997

     Advanced Micro Devices............................................... 4.6%
     AMR Corporation...................................................... 3.5%
     Ceridian Corporation................................................. 3.5%
     Willamette Industries................................................ 3.1%
     Akzo Nobel........................................................... 2.7%
     Nokia Corporation.................................................... 2.6%
     SBC Communications................................................... 2.6%
     Stone Energy......................................................... 2.6%
     Sterling Software.................................................... 2.5%
     American Home Products............................................... 2.4%

OUTLOOK

We expect the coming year to be one of consolidation after the historic high returns of 1995 and 1996. While we expect more normal returns from the stock market, further market volatility is likely, and significant declines cannot be ruled out. Despite this anticipated increase in volatility, we believe the domestic equity environment will be relatively healthy and the stock market will move irregularly higher. A meaningful advance is possible if investors begin to sense that the economy is not overheating. Our market view, if correct, should provide an especially favorable environment for small and middle capitalization stocks which have underperformed their larger counterparts for the past three years. We have structured the Portfolio to benefit from this environment.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO

With the exception of Japan, international stock markets generally performed well during the past six months. In this environment, the McKee International Equity Portfolio produced exceptional results for the six months ended April 30, 1997 with a total return for the period of 11.14 percent. By comparison, the return for the Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE Index) was 1.57 percent for the period.

ECONOMIC PERSPECTIVE

The global economy should experience growth approaching 4 percent in 1997, the strongest increase since 1988. Europe and Japan are likely to grow at moderate rates of 2 to 3 percent, while developing regions continue their rapid expansion--about 4 percent in Latin America and at least 7 percent in non-Japanese Asia. Inflation should remain well controlled in 1997, although there is modest risk of increases in the United Kingdom and Japan, as well as in some developing nations. Non-U.S. corporate profits may gain 12 to 15 percent for both 1997 and 1998.

PERFORMANCE

In outperforming the EAFE Index by 957 basis points (9.57 percent), the Portfolio was helped by investments in Finland, the Netherlands, Mexico and Portugal. The Portfolio also benefited from a comparative underweighting in Japan, which substantially underperformed other major markets. Positions in Korea and Italy, which generated below-average results, penalized the Portfolio.

With respect to industry performance, the Portfolio benefited from investments in electronics, healthcare, beverages and tobacco. It was negatively affected by positions in metals, utilities, machinery and forest products. Among individual stocks, Philips Electronics (Netherlands), Banco Santander (Spain), Huaneng Power International (China), Nokia (Finland) and Alcatel Alsthom (France) performed well, while Sanwa Bank (Japan), LG Electronics (Korea), Nissan Motor (Japan) and British Steel (United Kingdom) underperformed.

PORTFOLIO STRUCTURE

Stock selection process in the Portfolio continues to focus on securities with low price-earnings ratios, low price-cash flow ratios and low price-book value ratios, as well as on securities with improving earnings momentum. This combination of attributes has produced strong investment performance in the past, and we believe it should continue to generate excellent results in future years.

As of April 30, 1997, the Portfolio was invested in 20 countries with large positions relative to the EAFE Index in Canada, Korea, Spain, Mexico, China and Argentina. Japan remains the largest country position even though the Portfolio is significantly underweighted in that market compared to the EAFE Index. Other substantially underweighted countries include Switzerland, Malaysia and Sweden. The table below lists the ten largest holdings by country.

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                          TOP TEN HOLDINGS BY COUNTRY
                                APRIL 30, 1997

     Japan................................................................ 15.1%
     United Kingdom....................................................... 14.9%
     France...............................................................  7.4%
     Hong Kong............................................................  6.4%
     Netherlands..........................................................  6.1%
     Canada...............................................................  6.1%
     Germany..............................................................  5.1%
     Mexico...............................................................  4.6%
     Korea................................................................  4.3%
     Finland..............................................................  4.2%

While structured to benefit from a continued gradual strengthening in the global economy, the Portfolio remains broadly diversified. It is invested in all economic sectors and most major industries with the largest positions relative to the EAFE Index in energy, metals, chemicals, electronics, food, healthcare and services. Underweighted industries include utilities, building materials, construction, banking and insurance.

As of April 30, 1997, the Portfolio held stocks in 51 companies. The ten largest holdings on that date are shown below:

                     MCKEE INTERNATIONAL EQUITY PORTFOLIO
                            TOP TEN STOCK POSITIONS
                                APRIL 30, 1997

     Nokia (Finland)....................................................... 4.2%
     B.A.T. Industries (United Kingdom).................................... 3.6%
     Philips Electronics (Netherlands)..................................... 3.1%
     Akzo Nobel (Netherlands).............................................. 3.0%
     Huaneng Power International (China)................................... 2.9%
     Grupo Industrial Durango (Mexico)..................................... 2.8%
     YPF S.A. (Argentina).................................................. 2.8%
     Nestle S.A. (Switzerland)............................................. 2.8%
     SmithKline Beecham (United Kingdom)................................... 2.5%
     Elan Corp. (Israel)................................................... 2.5%

OUTLOOK

Based on our expectation of an increasingly favorable global investment environment, with double-digit gains in corporate profits and generally restrained inflation, we believe international equities should deliver strong performance during the next year. Indeed, in our opinion, international equities should perform well relative to other asset classes over the remainder of the decade.

                                          Yours truly,

                                          C.S. McKee & Co., Inc.

                     DEFINITION OF THE COMPARATIVE INDICES

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the McKee International Equity Portfolio's Prospectus.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY SECURITIES (49.8%)
----------------------------------------------------------------------------
Federal Home Loan Bank
  JK-01 1, 5.967%, 3/22/01........................... $  573,322 $   563,461
----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  6.75%, 5/30/06.....................................    765,000     751,788
  7.65%, 5/10/05.....................................     85,000      85,405
                                                                 -----------
                                                                     837,193
----------------------------------------------------------------------------
Federal National Mortgage Association
  5.875%, 2/2/06.....................................    590,000     547,379
  6.70%, 8/10/01.....................................  1,075,000   1,067,217
  7.37%, 4/14/04.....................................    140,000     139,591
  8.00%, 4/13/05.....................................     70,000      70,909
                                                                 -----------
                                                                   1,825,096
----------------------------------------------------------------------------
U.S. Treasury
  5.875%, 11/30/01...................................    280,000     272,535
  8.50%, 2/15/20.....................................  3,365,000   3,907,404
  9.375%, 2/15/06....................................  4,470,000   5,247,735
                                                                 -----------
                                                                   9,427,674
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES
 (COST $12,956,850)..................................             12,653,424
----------------------------------------------------------------------------
MORTGAGE OBLIGATIONS (15.0%)
----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
  Gold Pool #C00387, 9.00%, 2/1/25...................    290,903     305,539
  Gold Pool #C80370, 6.50%, 12/1/25..................     65,981      62,352
  Gold Pool #D61891, 7.50%, 7/1/25...................  1,112,759   1,106,499
  Gold Pool #D66220, 6.50%, 12/1/25..................    461,961     436,554
                                                                 -----------
                                                                   1,910,944
----------------------------------------------------------------------------
Federal National Mortgage Association
  Pool #303318, 8.50%, 5/1/10........................    632,261     653,600
----------------------------------------------------------------------------
Government National Mortgage Association
  Pool #421709, 6.50%, 4/15/26.......................    640,648     602,209
  Pool #423911, 8.00%, 8/15/26.......................    633,124     641,632
                                                                 -----------
                                                                   1,243,841
----------------------------------------------------------------------------
TOTAL MORTGAGE OBLIGATIONS (COST $3,844,226).........              3,808,385
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES (12.9%)
----------------------------------------------------------------------------
FINANCIAL SERVICES (12.9%)
 Advanta Mortgage Loan Trust, Series 94-1 A1 6.30%,
  7/25/25............................................ $  101,148 $    97,892
 Contimortgage Home Equity Loan Trust, Series 97-1 A4
  6.68%, 1/15/12.....................................    475,000     471,879
 EQCC Home Equity Loan Trust, Series 96-2 A2 6.70%,
  9/15/08............................................    240,000     239,577
 Green Tree Financial Corp., Series 94-7 A4 8.35%,
  3/15/20............................................    250,000     253,580
 MMCAT Automobile Trust, Series 95-1 A 5.70%,
  11/15/00...........................................    227,176     226,203
 Standard Credit Card Master Trust, Series 94-2 A
  7.25%, 4/7/06......................................    460,000     463,650
 The Money Store Home Equity Trust, Series 96-C A3
  7.07%, 12/15/16....................................    550,000     551,370
 Union Acceptance Corp., Series 95-B A 6.575%,
  7/10/02............................................    342,308     342,896
 UCFC Home Equity Loan, Series 95-D1 A2 6.20%,
  3/10/14............................................    235,000     232,527
 World Financial Network Credit Card, Series 96-B A
  6.95%, 4/15/06.....................................    405,000     406,954
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (COST $3,298,305)......              3,286,528
----------------------------------------------------------------------------
CORPORATE BONDS (14.7%)
----------------------------------------------------------------------------
FINANCIAL SERVICES (4.4%)
 Associates Corp. N.A. 6.75%, 7/15/01................     75,000      74,437
 Countrywide Funding Corp. 6.875%, 9/15/05...........    525,000     508,594
 Lehman Brothers, Inc. 9.875%, 10/15/00..............    395,000     428,081
 Progressive Corporation 7.30%, 6/01/06..............    100,000     100,000
                                                                 -----------
                                                                   1,111,112
----------------------------------------------------------------------------
INDUSTRIAL (5.7%)
 Aetna Services, Inc. 6.75%, 8/15/01.................    100,000      99,250
 Lockheed Martin Corp. 7.75%, 5/1/26.................    170,000     170,425
 Marriot International, Series B 7.875%, 4/15/05.....    170,000     173,188
 Nabisco, Inc. 7.55%, 6/15/15........................    170,000     163,625
 Olsten Corp. 7.00%, 3/15/06.........................    275,000     267,094
 Phillip Morris Cos., Inc. 7.25%, 9/15/01............    200,000     200,000
 Sears, Roebuck and Co. 6.56%, 11/20/03..............    400,000     387,000
                                                                 -----------
                                                                   1,460,582
----------------------------------------------------------------------------
TELECOMUNICATIONS (0.5%)
 U.S. West Cap Funding, Inc. 6.75%, 10/1/05..........    140,000     134,400
----------------------------------------------------------------------------
UTILITIES (1.9%)
 Pacific Bell Telephone 6.25%, 3/1/05................    255,000     241,612
 Pacific Gas & Electric 5.875%, 10/1/05..............    260,000     237,900
                                                                 -----------
                                                                     479,512
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
YANKEE BONDS (2.2%)
 Daimler-Benz N.A. 7.375%, 9/15/06................... $  265,000 $   266,988
 Province of Ontario
 7.00%, 8/4/05.......................................    145,000     144,094
 7.625%, 6/22/04.....................................    145,000     149,531
                                                                 -----------
                                                                     560,613
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS (COST $3,783,293)                            3,746,219
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (6.5%)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY (3.9%)
 Federal National Mortgage Association Discount Note
  5.50%, 7/10/97.....................................  1,000,000     989,172
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.6%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $674,097,
  collateralized by $677,859 of various U.S. Treasury
  Notes 4.75%-6.125% due 8/31/98-10/31/98, valued at
  $674,542...........................................    674,000     674,000
----------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,663,306).......              1,663,172
----------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $25,545,980) (a).....             25,157,728
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)..................                263,909
----------------------------------------------------------------------------
NET ASSETS (100%)....................................            $25,421,637
----------------------------------------------------------------------------
----------------------------------------------------------------------------

 +  See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $25,545,980. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $388,252. This consisted of aggregate gross unrealized appreciation for all securities of $25,411 and aggregate gross unrealized depreciation for all securities of $413,663.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                        SHARES     VALUE +
----------------------------------------------------------------------------
COMMON STOCKS (97.0%)
----------------------------------------------------------------------------
AUTOMOTIVE (1.1%)
 General Motors Corp.................................     15,300 $   885,487
----------------------------------------------------------------------------
BANKS (6.9%)
 BankBoston Corporation..............................     18,350   1,334,962
 Bankers Trust New York Corp.........................     21,500   1,749,563
 First Commerce Corp.................................     16,304     660,312
 Golden West Financial Corporation...................      6,100     396,500
 Mellon Bank Corp....................................     14,700   1,221,937
                                                                 -----------
                                                                   5,363,274
----------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.9%)
 Philip Morris Cos., Inc.............................     45,600   1,795,500
 Pioneer Hi-Bred International, Inc..................     18,400   1,299,500
                                                                 -----------
                                                                   3,095,000
----------------------------------------------------------------------------
CAPITAL EQUIPMENT (3.7%)
 Cincinnati Milacron, Inc............................     50,200   1,016,550
 ITT Industries, Inc.................................     74,300   1,876,075
                                                                 -----------
                                                                   2,892,625
----------------------------------------------------------------------------
CHEMICALS (2.7%)
 Akzo Noble N.V. ADR.................................     33,000   2,136,750
----------------------------------------------------------------------------
COMPUTERS (3.5%)
 *Ceridian Corp......................................     81,200   2,710,050
----------------------------------------------------------------------------
CONSTRUCTION (1.2%)
 Owens-Corning Fiberglass Corp.......................     23,800     963,900
----------------------------------------------------------------------------
ELECTRONICS (1.8%)
 *MEMC Electronic Materials, Inc.....................     52,000   1,423,500
----------------------------------------------------------------------------
ENERGY (8.7%)
 Mitchell Energy & Development Corp., Class B........     95,070   1,818,214
 Occidental Petroleum Corp...........................     36,700     811,987
 *Stone Energy Corp..................................     74,900   2,003,575
 Ultramar Diamond Shamrock Corp......................     34,700   1,114,738
 YPF S.A. ADR........................................     38,000   1,049,750
                                                                 -----------
                                                                   6,798,264
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES  VALUE +
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
FINANCIAL SERVICES (2.2%)
 Dean Witter Discover and Co............................... 21,700 $ 830,025
 Lehman Brothers Holdings, Inc............................. 25,800   873,975
                                                                   ---------
                                                                   1,704,000
----------------------------------------------------------------------------
HEALTH CARE (1.1%)
 *Foundation Health Systems, Inc., Class A................. 31,850   859,950
----------------------------------------------------------------------------
INDUSTRIAL (1.8%)
 *Global Industrial Technologies, Inc...................... 76,190 1,390,467
----------------------------------------------------------------------------
INSURANCE (1.2%)
 CIGNA Corp................................................  6,500   977,437
----------------------------------------------------------------------------
METALS (0.3%)
 Steel Technologies, Inc................................... 23,700   239,963
----------------------------------------------------------------------------
MINING (2.1%)
 Case Corp................................................. 29,600 1,639,100
----------------------------------------------------------------------------
MULTI-INDUSTRY (2.7%)
 Loews Corp................................................ 14,600 1,341,375
 Whitman Corp.............................................. 32,600   753,875
                                                                   ---------
                                                                   2,095,250
----------------------------------------------------------------------------
PAPER & PACKAGING (3.6%)
 *Shorewood Packaging Corp................................. 19,990   369,815
 Willamette Industries..................................... 37,900 2,416,125
                                                                   ---------
                                                                   2,785,940
----------------------------------------------------------------------------
PHARMACEUTICALS (7.8%)
 American Home Products Corp............................... 28,900 1,914,625
 Becton, Dickinson & Co.................................... 29,000 1,334,000
 Mylan Laboratories, Inc................................... 93,300 1,119,600
 SmithKline Beecham plc ADR................................ 21,400 1,725,375
                                                                   ---------
                                                                   6,093,600
----------------------------------------------------------------------------
RETAIL (7.4%)
 American Stores Co........................................ 32,500 1,478,750
 Dayton-Hudson Corp........................................ 24,550 1,104,750
 Dillard Department Stores, Class A........................ 34,600 1,068,275
 Gap, Inc.................................................. 23,900   761,813
 *Waban, Inc............................................... 51,200 1,369,600
                                                                   ---------
                                                                   5,783,188
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES    VALUE +
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
SERVICES (3.8%)
 Bowne & Co., Inc.....................................     43,700 $1,158,050
 Olsten Corp..........................................    102,900  1,813,612
                                                                  ----------
                                                                   2,971,662
----------------------------------------------------------------------------
TECHNOLOGY (14.4%)
 *Advanced Micro Devices, Inc.........................     84,900  3,608,250
 *Computer Network Technology Corp....................     69,900    353,869
 *Planar Systems, Inc.................................     56,000    567,000
 *Policy Management Systems...........................     29,200  1,270,200
 *Sequent Computer Systems, Inc.......................    113,800  1,792,350
 *Sterling Software, Inc..............................     64,796  1,976,278
 *Systems & Computer Technology Corp..................     72,100  1,423,975
 *3D Systems Corp.....................................     38,000    237,500
                                                                  ----------
                                                                  11,229,422
----------------------------------------------------------------------------
TELECOMMUNICATIONS (8.5%)
 NYNEX Corp...........................................     24,300  1,257,525
 Nokia Corp. ADR......................................     31,500  2,035,688
 SBC Communications, Inc..............................     36,137  2,005,598
 Sprint Corp..........................................     30,300  1,329,412
                                                                  ----------
                                                                   6,628,223
----------------------------------------------------------------------------
TEXTILES & APPAREL (0.4%)
 *Delta Woodside Industries, Inc......................     51,300    294,975
----------------------------------------------------------------------------
TRANSPORTATION (3.5%)
 *AMR Corp............................................     29,500  2,747,188
----------------------------------------------------------------------------
UTILITIES (2.7%)
 GPU, Inc.............................................     26,400    851,400
 Illinova Corp........................................     27,000    607,500
 Southern New England Telecommunications Corp.........     18,300    667,950
                                                                  ----------
                                                                   2,126,850
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $66,859,981)................            75,836,065
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
 Chase Securities, Inc. 5.20,%, dated 4/30/97, due
  5/1/97, to be repurchased at $1,524,220, collateralized
  by $1,532,725 of various U.S. Treasury Notes, 4.75%-
  6.125% due 8/31/97-10/31/98, valued at $1,525,225.
  (COST $1,524,000)...................................... $1,524,000 $ 1,524,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $68,383,981) (a).........             77,360,065
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)......................                812,650
--------------------------------------------------------------------------------
NET ASSETS (100%)........................................            $78,172,715
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $68,383,981 at April 30, 1997, net unrealized appreciation for all securities based on tax cost was $8,976,084. This consisted of aggregate gross unrealized appreciation for all securities $10,802,208 and aggregate gross unrealized depreciation for all securities of $1,826,124.

   The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (97.9%)
-------------------------------------------------------------------------------
ARGENTINA (2.8%)
 YPF S.A. ADR...........................................     98,700 $ 2,726,588
-------------------------------------------------------------------------------
AUSTRALIA (2.3%)
 Westpac Banking Corp...................................    312,000   1,680,544
 Westpac Banking Corp. ADR..............................     20,100     545,213
                                                                    -----------
                                                                      2,225,757
-------------------------------------------------------------------------------
CANADA (6.1%)
 Alcan Aluminium Ltd. ..................................     48,700   1,651,674
 Canadian Imperial Bank of Commerce.....................     76,480   1,756,588
 Seagram Co., Ltd. .....................................     31,830   1,219,588
 West Coast Energy, Inc. ...............................     25,000     431,096
 West Coast Energy, Inc. ADR............................     52,600     900,776
                                                                    -----------
                                                                      5,959,722
-------------------------------------------------------------------------------
CHINA (3.0%)
 *Huaneng Power International, Inc. ADR.................    118,000   2,861,500
-------------------------------------------------------------------------------
FINLAND (4.2%)
 Nokia AB...............................................     66,200   4,117,770
-------------------------------------------------------------------------------
FRANCE (7.4%)
 Alcatel Alsthom........................................     18,615   2,071,454
 Alcatel Alsthom ADR....................................     22,926     510,104
 Coflexip...............................................     23,000   1,250,523
 Coflexip ADR...........................................     44,334   1,191,476
 PSA Peugeot S.A. ......................................     11,665   1,162,060
 Total S.A., Class B....................................     11,850     983,402
                                                                    -----------
                                                                      7,169,019
-------------------------------------------------------------------------------
GERMANY (5.1%)
 Bayer AG...............................................     47,650   1,894,558
 Bayer AG ADR...........................................     19,900     791,787
 Commerzbank AG.........................................     40,000   1,078,273
 Commerzbank AG ADR.....................................     43,200   1,158,792
                                                                    -----------
                                                                      4,923,410
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
HONG KONG (6.4%)
 Cathay Pacific Airways Ltd. ........................    835,000 $ 1,298,961
 *Guangshen Railway Co., Ltd. ADR....................     60,000   1,425,000
 Hong Kong Electric Holdings.........................    240,000     848,954
 Hong Kong Electric Holdings ADR.....................    244,800     865,858
 HSBC Holdings plc...................................     68,000   1,720,630
                                                                 -----------
                                                                   6,159,403
----------------------------------------------------------------------------
IRELAND (2.5%)
 *Elan Corp. plc ADR.................................     71,820   2,441,880
----------------------------------------------------------------------------
ISRAEL (2.1%)
 Teva Pharmaceutical Industries Ltd. ADR.............     40,000   2,010,000
----------------------------------------------------------------------------
ITALY (1.1%)
 *Montedison S.p.A. .................................  1,270,580     831,866
 *Montedison S.p.A. ADR..............................     32,634     216,200
                                                                 -----------
                                                                   1,048,066
----------------------------------------------------------------------------
JAPAN (15.1%)
 Amada Co., Ltd. ....................................     78,000     583,080
 Amada Co., Ltd. ADR.................................     21,350     638,598
 Credit Saison Co. ..................................     91,425   1,757,204
 Hitachi Ltd. .......................................    108,000     978,338
 Hitachi Ltd. ADR....................................      8,100     743,175
 Ito-Yokado Co., Ltd. ...............................     17,000     815,518
 Ito-Yokado Co., Ltd. ADR............................      4,700     900,050
 Kao Corp. ..........................................     34,000     396,377
 Kao Corp. ADR.......................................      6,428     749,620
 Mitsubishi Electric Corp. ..........................    160,000     875,935
 Mitsui & Co., Ltd. ADR..............................      4,900     739,900
 Mitsui Fire & Marine Insurance......................     82,000     466,357
 Mitsui Fire & Marine Insurance ADR..................     10,630     604,748
 Nissan Motor Co., Ltd. .............................     52,000     305,979
 Nissan Motor Co., Ltd. ADR..........................     34,200     401,850
 Sanwa Bank Ltd. ....................................     13,000     139,267
 Sanwa Bank Ltd. ADR.................................      4,000     428,650
 Sony Corp. ADR......................................     13,320     977,355
 Toyota Motor Corp. .................................     51,000   1,478,377
 Toyota Motor Corp. ADR..............................     12,584     726,726
                                                                 -----------
                                                                  14,707,104
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
KOREA (4.3%)
 L.G. Electronics, Inc. ..............................    181,936 $2,166,878
 Pohang Iron & Steel Co., Ltd. .......................     13,700  1,031,349
 Pohang Iron & Steel Co., Ltd. ADR....................     42,000  1,013,250
                                                                  ----------
                                                                   4,211,477
----------------------------------------------------------------------------
MEXICO (4.6%)
 *Grupo Industrial Durango ADR........................    257,000  2,794,875
 Telefonos de Mexico S.A. ADR, Class L................     39,800  1,641,750
                                                                  ----------
                                                                   4,436,625
----------------------------------------------------------------------------
NETHERLANDS (6.1%)
 Akzo Nobel N.V. .....................................     22,715  2,926,530
 Philips Electronics N.V. ............................     58,200  3,038,158
                                                                  ----------
                                                                   5,964,688
----------------------------------------------------------------------------
PHILIPPINES (2.1%)
 Philippine Long Distance Telephone Co. ..............     35,200  2,010,474
----------------------------------------------------------------------------
PORTUGAL (1.2%)
 Banco Comercial Portugues S.A. ......................     34,900    531,209
 Banco Comercial Portugues S.A. ADR...................     42,820    658,358
                                                                  ----------
                                                                   1,189,567
----------------------------------------------------------------------------
SPAIN (3.8%)
 Banco Santander S.A. ................................     20,400  1,536,460
 Repsol S.A. .........................................     52,230  2,192,194
                                                                  ----------
                                                                   3,728,654
----------------------------------------------------------------------------
SWITZERLAND (2.8%)
 Nestle S.A. ADR......................................      8,000    485,938
 Nestle S.A. (Registered).............................      1,835  2,229,905
                                                                  ----------
                                                                   2,715,843
----------------------------------------------------------------------------
UNITED KINGDOM (14.9%)
 BAT Industries plc ADR...............................    200,000  3,450,000
 British Steel plc....................................    751,300  1,728,498
 Carlton Communications plc...........................    110,787    908,252
 Grand Metropolitan plc...............................    156,270  1,303,917
 Grand Metropolitan plc ADR...........................     15,000    513,750

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        SHARES     VALUE+
----------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
UNITED KINGDOM--(CONTINUED)
 RTZ Corp. plc ADR...................................     14,600 $   941,700
 RTZ Corp. plc (Registered)..........................     79,780   1,266,739
 SmithKline Beecham plc ADR..........................     30,390   2,450,194
 *Waste Management International plc.................    417,500   1,623,434
 *Waste Management International plc ADR.............     43,900     345,712
                                                                 -----------
                                                                  14,532,196
----------------------------------------------------------------------------
TOTAL COMMON STOCKS (97.9%) (COST $83,652,402).......             95,139,743
----------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.9%)
----------------------------------------------------------------------------
REPURCHASE ARGREEMENT (1.9%)
 Chase Securities, Inc. 5.20% dated 4/30/97, due
  5/1/97, to be repurchased at $1,836,265,
  collaterized by $1,846,512 of various U.S. Treasury
  Notes, 4.75%-6.125% due 8/31/98-10/31/98, valued at
  $1,837,475 (COST $1,836,000)....................... $1,836,000   1,836,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.8%) (COST $85,488,402) (a).....             96,975,743
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.2%)..................                242,581
----------------------------------------------------------------------------
NET ASSETS (100%)....................................            $97,218,324
----------------------------------------------------------------------------
----------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $85,488,402. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $11,487,341. This consisted of aggregate gross unrealized appreciation for all securities of $18,794,770 and aggregate gross unrealized depreciation for all securities of $7,307,429.

   The accompanying notes are an integral part of the financial statements.

MCCKEE INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

At April 30, 1997 sector diversification of the Portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
SECTOR DIVERSIFICATION                                      ASSETS     VALUE
-------------------------------------------------------------------------------
Automotive.................................................   2.4%  $ 2,290,636
Banks......................................................   4.8     4,686,869
Basic Resources............................................   8.1     7,834,710
Beverages, Food & Tobacco..................................   3.1     3,053,226
Capital Equipment..........................................  11.1    10,833,498
Chemicals..................................................   6.6     6,444,740
Consumer Durables..........................................  11.2    10,835,262
Electronics................................................   4.8     4,700,850
Energy.....................................................  10.3    10,043,734
Financial Services.........................................   8.6     8,304,320
Food.......................................................   3.6     3,450,000
Health Care................................................   7.1     6,902,074
Home Furnishings & Appliances..............................   1.0       977,355
Insurance..................................................   0.5       466,357
Metals.....................................................   2.7     2,593,374
Multi-Industry.............................................   0.2       216,200
Repurchase Agreement.......................................   1.9     1,836,000
Retail.....................................................   0.9       900,050
Services...................................................   1.6     1,555,418
Telecommunications.........................................   2.6     2,550,002
Transportation.............................................   2.8     2,723,961
Utilities..................................................   3.9     3,777,107
-------------------------------------------------------------------------------
  Total Investments........................................  99.8%  $96,975,743
Other Assets and Liabilities (Net).........................   0.2       242,581
-------------------------------------------------------------------------------
  Net Assets............................................... 100.0%  $97,218,324
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                            MCKEE        MCKEE        MCKEE
                                            U.S.       DOMESTIC   INTERNATIONAL
                                         GOVERNMENT     EQUITY       EQUITY
                                          PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................... $25,545,980  $68,383,981  $85,488,402
                                         ===========  ===========  ===========
 Investments, at Value.................. $25,157,728  $77,360,065  $96,975,743
 Cash...................................         163          670          495
 Receivable for Investments Sold........         --     1,318,609          --
 Dividends Receivable...................         --       117,437      296,009
 Foreign Withholding Tax Reclaim Receiv-
  able..................................         --           --        78,782
 Interest Receivable....................     302,785          220          265
 Other Assets...........................         230          588        1,123
-------------------------------------------------------------------------------
  Total Assets..........................  25,460,906   78,797,589   97,352,417
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......         --       538,758          --
 Payable for Investment Advisory Fees--
  Note B................................       9,072       39,396       54,599
 Payable for Administrative Fees--Note
  C.....................................       7,380        8,853       14,231
 Payable for Custodian Fees--Note D.....       5,622       10,407       45,053
 Payable for Account Services Fee--Note
  F.....................................       4,329       12,909          388
 Payable for Directors' Fees--Note G....         850          619          363
 Other Liabilities......................      12,016       13,932       19,459
-------------------------------------------------------------------------------
  Total Liabilities.....................      39,269      624,874      134,093
-------------------------------------------------------------------------------
NET ASSETS.............................. $25,421,637  $78,172,715  $97,218,324
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................ $25,760,896  $66,420,877  $82,985,166
 Undistributed Net Investment Income....     146,886      126,572      264,274
 Accumulated Net Realized Gain (Loss)...     (97,893)   2,649,182    2,494,156
 Unrealized Appreciation (Depreciation).    (388,252)   8,976,084   11,474,728
-------------------------------------------------------------------------------
NET ASSETS.............................. $25,421,637  $78,172,715  $97,218,324
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value)
  (Authorized 25,000,000)...............   2,458,994    5,331,922    8,425,317
 Net Asset Value, Offering and Redemp-
  tion Price Per Share.................. $     10.34  $     14.66  $     11.54
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                               MCKEE      MCKEE         MCKEE
                                                U.S.     DOMESTIC   INTERNATIONAL
                                             GOVERNMENT   EQUITY       EQUITY
                                             PORTFOLIO  PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends..................................  $    --   $  609,719   $  958,716
 Interest...................................   823,622      50,374       37,533
 Less: Foreign Taxes Withheld...............       --          --       (85,633)
---------------------------------------------------------------------------------
  Total Income..............................   823,622     660,093      910,616
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B...........    56,850     241,296      323,948
 Administrative Fees--Note C................    45,743      54,183       79,582
 Custodian Fees--Note D.....................     4,022       5,950       25,238
 Audit Fees.................................     6,027       6,511        6,988
 Legal Fees.................................       731       1,271        2,361
 Registration and Filing Fees...............     7,922       9,532       10,646
 Printing Fees..............................     4,715       4,724        4,500
 Account Services Fee--Note F...............     4,329      12,909          388
 Directors' Fees--Note G....................     1,282       1,197          974
 Other Expenses.............................       912       1,521        5,817
---------------------------------------------------------------------------------
  Total Expenses............................   132,533     339,094      460,442
 Expense Offset--Note A.....................      (256)       (103)         --
---------------------------------------------------------------------------------
  Net Expenses..............................   132,277     338,991      460,442
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................   691,345     321,102      450,174
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments................................    33,379   2,665,217    2,579,284
 Foreign Exchange Transactions..............       --          --       (12,814)
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN ON INVESTMENTS AND
 FOREIGN EXCHANGE TRANSACTIONS..............    33,379   2,665,217    2,566,470
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments................................  (667,134)  5,992,851    6,783,045
 Foreign Exchange Translation...............       --          --       (15,814)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION..................  (667,134)  5,992,851    6,767,231
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS......................  (633,755)  8,658,068    9,333,701
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.................................  $ 57,590  $8,979,170   $9,783,875
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   691,345  $   804,383
 Net Realized Gain (Loss)..............................       33,379     (129,588)
 Net Change in Unrealized Appreciation/Depreciation....     (667,134)     169,467
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.       57,590      844,262
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (690,861)    (688,019)
 Net Realized Gain.....................................          --       (73,227)
----------------------------------------------------------------------------------
  Total Distributions..................................     (690,861)    (761,246)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    6,470,837   16,987,714
   --In Lieu of Cash Distributions.....................      690,252      756,964
 Redeemed..............................................   (4,224,221)    (778,902)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    2,936,868   16,965,776
----------------------------------------------------------------------------------
 Total Increase........................................    2,303,597   17,048,792
Net Assets:
 Beginning of Period...................................   23,118,040    6,069,248
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $146,886 and $146,402, respectively).......  $25,421,637  $23,118,040
----------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
  Shares Issued........................................      610,355    1,622,458
  In Lieu of Cash Distributions........................       66,350       72,730
  Shares Redeemed......................................     (402,931)     (74,046)
----------------------------------------------------------------------------------
                                                             273,774    1,621,142
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   321,102  $   341,153
 Net Realized Gain.....................................    2,665,217    2,272,594
 Net Change in Unrealized Appreciation/Depreciation....    5,992,851    2,835,631
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    8,979,170    5,449,378
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (261,561)    (279,306)
 Net Realized Gain.....................................   (2,289,510)    (158,413)
----------------------------------------------------------------------------------
  Total Distributions..................................   (2,551,071)    (437,719)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................   12,828,239   51,350,923
   --In Lieu of Cash Distributions.....................    2,551,071      437,720
 Redeemed..............................................   (5,804,707)  (1,057,419)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    9,574,603   50,731,224
----------------------------------------------------------------------------------
 Total Increase........................................   16,002,702   55,742,883
Net Assets:
 Beginning of Period...................................   62,170,013    6,427,130
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $126,572 and $67,031, respectively)........  $78,172,715  $62,170,013
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
  Shares Issued........................................      900,464    4,134,152
  In Lieu of Cash Distributions........................      188,458       35,299
  Shares Redeemed......................................     (404,807)     (83,413)
----------------------------------------------------------------------------------
                                                             684,115    4,086,038
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $   450,174  $   810,008
 Net Realized Gain.....................................    2,566,470    1,085,575
 Net Change in Unrealized Appreciation/Depreciation....    6,767,231    4,699,893
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.    9,783,875    6,595,476
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................     (247,652)    (769,177)
 Net Realized Gain.....................................   (1,154,956)  (1,669,691)
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,402,608)  (2,438,868)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    5,533,737   12,382,787
   --In Lieu of Cash Distributions.....................    1,307,899    2,274,394
 Redeemed..............................................   (9,228,452)  (2,482,687)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions...............................................   (2,386,816)  12,174,494
----------------------------------------------------------------------------------
 Total Increase........................................    5,994,451   16,331,102
Net Assets:
 Beginning of Period...................................   91,223,873   74,892,771
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $264,274 and $61,752, respectively)........  $97,218,324  $91,223,873
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      489,474    1,200,799
  In Lieu of Cash Distributions........................      122,299      224,800
  Shares Redeemed......................................     (831,243)    (244,706)
----------------------------------------------------------------------------------
                                                            (219,470)   1,180,893
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MCKEE U.S. GOVERNMENT PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                          SIX MONTHS
                                             ENDED                   MARCH 2,
                                           APRIL 30,   YEAR ENDED   1995*** TO
                                             1997      OCTOBER 31,  OCTOBER 31,
                                          (UNAUDITED)     1996         1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD....    $ 10.58      $ 10.76      $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................       0.27         0.46        0.28
 Net Realized and Unrealized Gain
  (Loss)................................      (0.23)       (0.07)++     0.71
--------------------------------------------------------------------------------
  Total From Investment Operations......       0.04         0.39        0.99
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..................      (0.28)       (0.44)      (0.23)
 In Excess of Net Realized Gain.........        --         (0.13)        --
--------------------------------------------------------------------------------
  Total Distributions...................      (0.28)       (0.57)      (0.23)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..........    $ 10.34      $ 10.58      $10.76
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN............................       0.39%**      3.77%+      9.96%+**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)...    $25,422      $23,118      $6,069
Ratio of Expenses to Average Net Assets.       1.05%*       1.13%       0.89%*
Ratio of Net Investment Income to
 Average Net Assets.....................       5.47%*       5.39%       5.39%*
Portfolio Turnover Rate.................         70%          83%        104%
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the
 Adviser Per Share......................        N/A      $  0.01      $ 0.10
Ratio of Expenses to Average Net Assets
 Including Expense
 Offsets................................       1.05%*       1.13%       0.85%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  *  Annualized
 ** Not Annualized
***  Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 ++ The amount shown for the year ended October 31, 1996 for a share outstanding throughout the period does not accord with the aggregate net gains on investment for that period because of the sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

MCKEE DOMESTIC EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                           SIX MONTHS
                                              ENDED                  MARCH 2,
                                            APRIL 30,   YEAR ENDED  1995*** TO
                                              1997      OCTOBER 31, OCTOBER 31,
                                           (UNAUDITED)     1996        1995
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $ 13.38      $ 11.44     $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................       0.06         0.10       0.08
 Net Realized and Unrealized Gain........       1.71         2.08       1.43
--------------------------------------------------------------------------------
  Total From Investment Operations.......       1.77         2.18       1.51
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...................      (0.05)       (0.09)     (0.07)
 Net Realized Gain.......................      (0.44)       (0.15)       --
--------------------------------------------------------------------------------
  Total Distributions....................      (0.49)       (0.24)     (0.07)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD...........    $ 14.66      $ 13.38     $11.44
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN.............................      13.54%**     19.31%+    15.13%+**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)....    $78,173      $62,170     $6,427
Ratio of Expenses to Average Net Assets..       0.91%*       0.99%      1.08%*
Ratio of Net Investment Income to Average
 Net Assets..............................       0.86%*       0.93%      1.12%*
Portfolio Turnover Rate..................         25%          42%        27%
Average Commission Rate #................    $0.0484      $0.0482        N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses
 Assumed by the Adviser Per Share........        N/A      $  0.00     $ 0.11
Ratio of Expenses to Average Net Assets
 Including Expense Offsets...............       0.91%*       0.99%      1.00%*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  *  Annualized
 **  Not Annualized
***  Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

MCKEE INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                 SIX MONTHS
                                    ENDED       YEARS ENDED      MAY 26, 1994***
                                  APRIL 30,     OCTOBER 31,            TO
                                    1997      ----------------     OCTOBER 31,
                                 (UNAUDITED)   1996     1995          1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................    $ 10.55    $ 10.03  $ 10.40       $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERA-
 TIONS
 Net Investment Income.........       0.05       0.09     0.11          0.04
 Net Realized and Unrealized
  Gain (Loss)..................       1.11       0.73    (0.39)+        0.39
--------------------------------------------------------------------------------
  Total From Investment Opera-
   tions.......................       1.16       0.82    (0.28)         0.43
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........      (0.03)     (0.09)   (0.09)        (0.03)
 Net Realized Gain.............      (0.14)     (0.21)     --            --
--------------------------------------------------------------------------------
  Total Distributions..........      (0.17)     (0.30)   (0.09)        (0.03)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.    $ 11.54    $ 10.55  $ 10.03       $ 10.40
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...................      11.14%**    8.29%   (2.69)%        4.31%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period
 (Thousands)...................    $97,218    $91,224  $74,893       $37,257
Ratio of Expenses to Average
 Net Assets....................       0.99%*     1.01%    0.97%         1.12%*
Ratio of Net Investment Income
 to Average Net Assets.........       0.97%*     0.92%    1.16%         0.97%*
Portfolio Turnover Rate........          8%         9%       7%           11%
Average Commission Rate #......    $0.0898    $0.0560      N/A           N/A
--------------------------------------------------------------------------------
Ratio of Expenses to Average
 Net Assets Including
 Expense Offsets...............        N/A       1.01%    0.96%          N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  *  Annualized
 **  Not Annualized
***  Commencement of Operations.
  + The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                               MCKEE PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc. are non-diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the McKee Portfolios is as follows:

  MCKEE U.S. GOVERNMENT PORTFOLIO seeks to achieve a high level of current income consistent with preservation of capital by investing primarily in U.S. Treasury and Government agency securities.

  MCKEE DOMESTIC EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in equity securities of U.S. issuers.

  MCKEE INTERNATIONAL EQUITY PORTFOLIO seeks to achieve a superior long-term total return over a market cycle by investing primarily in the equity securities of non-U.S. issuers.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale has occurred on such day, at the bid price on such a day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The McKee International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Portfolio accrues such taxes when the related income is earned.


  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase

                               MCKEE PORTFOLIOS
  transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each Portfolio may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the McKee International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The McKee International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the McKee International Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The McKee International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

  6. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and foreign currency transactions.

                               MCKEE PORTFOLIOS

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, C.S.McKee & Co., Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of 0.45%, 0.65% and 0.70% of average daily net assets for the McKee U.S. Government, McKee Domestic Equity and McKee International Equity Portfolio, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For Portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04%, 0.04% and 0.06% of average daily net assets for the McKee U.S. Government Portfolio, McKee Domestic Equity Portfolio, and McKee International Equity Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as Sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
MCKEE PORTFOLIOS                                          FEES        TO CGFSC
----------------                                     -------------- ------------
U.S. Government.....................................    $45,743       $40,690
Domestic Equity.....................................     54,183        39,334
International Equity................................     79,582        51,815

                               MCKEE PORTFOLIOS

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997 the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement the Service Provider agrees to perform certain services for the participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitiled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

MCKEE PORTFOLIOS                                          PURCHASES     SALES
----------------                                         ----------- -----------
U.S. Government......................................... $ 3,427,033 $   673,188
Domestic Equity.........................................  24,502,816  18,270,550
International Equity....................................   7,306,816  11,982,556

Purchases and sales of long-term U.S. Government and agency securities were $15,667,615 and $16,647,170, respectively, for the McKee U.S. Government Portfolio. There were no long-term U.S. Government and agency securities purchases and sales for the McKee Domestic Equity and the McKee International Equity Portfolios.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

                               MCKEE PORTFOLIOS

J. OTHER: At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
MCKEE PORTFOLIOS                                          SHAREHOLDERS OWNERSHIP
----------------                                          ------------ ---------
U.S. Government..........................................       1        64.2%
Domestic Equity..........................................       2        73.3%
International Equity.....................................       2        29.7%

At April 30, 1997, the net assets of the McKee International Equity Portfolio was substantially composed of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                NWQ PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                        William H. Park
Director, President                     Vice President
and Chairman
                                        Michael E. DeFao
John T. Bennett, Jr.                    Secretary
Director
                                        Karl O. Hartmann
Philip D. English                       Assistant Secretary
Director
                                        Gary L. French
William A. Humenuk                      Treasurer
Director
                                        Robert R. Flaherty
Peter M. Whitman, Jr.                   Assistant Treasurer
Director
                                        Gordon M. Shone
                                        Assistant Treasurer
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 NWQ Investment Management Company
 655 South Hope Street, 11th Floor
 Los Angeles, CA 90017

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------

                       [LOGO OF UAM FUNDS APPEARS HERE]

                                      NWQ
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                         NWQ PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   5
  Value Equity..............................................................   9
Statement of Assets and Liabilities.........................................  12
Statement of Operations.....................................................  13
Statement of Changes in Net Assets
  Balanced..................................................................  14
  Value Equity..............................................................  15
Financial Highlights
  Balanced..................................................................  16
  Value Equity..............................................................  17
Notes to Financial Statements...............................................  18

--------------------------------------------------------------------------------

May, 1997

Dear Shareholders:

During the six months ended April 30, 1997 the U.S. stock market made a number of new highs including surpassing 7000 on the Dow Jones Average for the first time. Both the NWQ Value Equity and NWQ Balanced Portfolios benefited from this very favorable environment and produced strongly positive results in the period. We appreciate the confidence that all of our shareholders have placed in us and will continue to work to justify that confidence.

NWQ BALANCED PORTFOLIO PERFORMANCE

During the six months ended April 30, 1997, the NWQ Balanced Portfolio Institutional Class Shares gained 6.81% including 19.4 cents of dividends and capital gains paid. The Institutional Service Class Shares gained 6.63% in the same period, including 17.2 cents of dividends and capital gains paid. This was in comparison to 6.95% for the Lipper Balanced Funds Index and 9.49% for the composite balanced index composed of 60% S&P 500 Index, 30% Lehman Brothers Government/Corporate Index, and 10% Salomon Brothers 3-month Treasury Bill Average. The individual benchmark returns for the six months ended April 30, 1997 were S&P 500 Index 14.71%; Lehman Brothers Government/Corporate Index 1.30% and Salomon Brothers 3-month Treasury Bill Average 2.73%.

Performance results for the NWQ Balanced Portfolio continued to benefit from the record setting stock market but had to deal with rising pressures on interest rates which negatively impacted the bond holdings of the Portfolio. The sharp decline of the stock market after the Federal Reserve's decision to raise interest rates appeared an over-reaction as the longer term dynamics at work in the economy and financial markets remain quite favorable. Both the stock and bond markets have recovered from their sell offs and ended the period close to the levels prior to the Fed's tightening. With longer term interest rates at levels we consider attractive and inflation well contained, we have moderately extended maturities on the bond holdings and expect to use some of the present cash to add to bonds as opportunities present themselves. The Portfolio's common stock holdings continue to emphasize capital spending and industrial stocks which have performed well despite alternating concerns about either too strong or too weak economic growth.

As of April 30, 1997 the portfolio held 54.3% equities, 29.1% fixed income, and 16.6% in cash and equivalents.

NWQ VALUE EQUITY PORTFOLIO PERFORMANCE

For the six months ended April 30, 1997, the NWQ Value Equity Portfolio gained 13.74%, including 57 cents in dividends and capital gains paid, versus 14.71% for the S&P 500 Index with income. Performance results exceeded the Lipper Equity Income Funds Index, which returned 10.43% during the same period.

The impact of the stock market's nearly 10% correction during March and April was substantially offset by the ensuing recovery in stock prices, with the major averages near their previous highs by quarter end. Performance results for the Value Equity Portfolio reflect a favorable stock market environment, especially for larger capitalization companies. While investors have worried about inflation and economic growth throughout the present bull market, the economy has continued to grow with low inflation. This is a near perfect environment for the stock and bond markets. The Value Equity Portfolio's holdings, which emphasize industrial and capital spending industries, performed well over the last six months despite the continuing concerns about the outlook for the economy. While the portfolio is sensitive to economic growth, we believe it is well positioned for the period ahead.

As of April 30, 1997 the portfolio was nearly fully invested with 94.2% equities and 5.8% cash and equivalents.

INVESTMENT STRATEGIES

The cornerstone of our investment process is a disciplined approach to value recognition within industries representing long-term market leadership. We believe that investment opportunity is created by changes in the economic, monetary, political, and social environment. We seek to recognize change early in asset categories, market sectors, industries and companies, before these changes are reflected in securities' prices. Stock selection emphasizes medium to large capitalization companies representing above-average statistical value. Investments are concentrated in those fundamentally attractive industries identified as the beneficiaries of long-term investment trends.

ECONOMIC OUTLOOK

The domestic economy continues to exhibit strong growth and low inflation. The Fed, and many Wall Street economists, continues to hold to the view that GDP growth above 2.5% represents a threat to national well-being and will unleash a new wave of inflation. So long as the Fed holds this view investors must be cautious about the damage policymakers can inflict on the economy and the financial markets. We believe the evidence supporting this 2.5% growth limit is virtually non-existent, and is based upon faulty statistical measurements of economic reality. Nevertheless, investors should not lose sight of the simple fact that the Fed has the power to make money more expensive, and thereby make stock prices more vulnerable to a downdraft.

First quarter GDP growth was officially measured at 5.6%, well above the 2.5% "limit" desired by the Fed. Still, this growth was accompanied by a year-over-year increase in the core CPI of only 2.4%, the lowest reading in over thirty years. Perhaps someone at the Fed will notice that stronger growth is not leading to higher inflation. In fact, we believe the case is persuasive that real GDP growth has been much higher, and real inflation much lower, over the past decade than official government data indicates. This, in turn, suggests that the stock market is not irrationally exuberant, to borrow a phrase from the Chairman, but rather that investors implicitly understand something that is eluding government number crunchers.

A recent independent study on the CPI concluded that the index overstated inflation by 1.1% per year. We believe that report is substantially correct. It means that official statistics have, for a number of years, not only overstated price inflation, but have also significantly understated productivity increases, real wage increases and real GDP growth rates. The government's inability to calculate with accuracy the impact of price changes on the domestic economy essentially renders much of the official data useless. Unfortunately, much of this useless data is in fact used by policymakers.

A simple example shows how the official data conflict with simple common sense. According to official figures, personal business services account for approximately 5.4% of total GDP. Government data indicate that this category of economic activity grew at a 4.1% annual rate between 1959 and 1977. From 1978 through 1996 personal business services grew at only a 2.7% annual rate. If one stops for a moment to consider how many credit cards, automated teller machines, cellular phones, mutual and money market funds, IRA accounts, and term insurance plans now exist, versus how few existed during the 1959-77 period, the notion that growth of this category has slowed down during the later period defies everyday experience. The observable fact is that personal business services have displayed explosive growth over the past decade. That government data collectors are unable to capture this reality does not in any sense mean that reality should be ignored. But the data is clearly misleading. Equally compelling examples may be discovered by examining such GDP categories as food consumption (10% of GDP), recreation goods and services (4.7%), and medical services (12%).

Beyond the world of statistical measuring, the U.S. economy appears to be growing faster today than it did in the 1959-1977 period. Inflation is much lower than official numbers indicate. Still, the market is worried that the Fed will raise rates further in order to prevent an outburst of inflation brought about by growth in excess of 2.5%. Mr. Greenspan has clearly put investors on notice that he is willing to take such a step. Of course, he is also on record as saying that inflation is overstated and productivity understated in official reports. Based on what is happening in the real world there is no reason for the Fed to raise rates. In fact, real interest rates are probably too high right now. Still, so long as Fed officials cling to the 2.5% limit rule, and base policy decisions on numbers that fail to capture what is really going on in the U.S. economy, investors must be prepared for a higher Fed Funds rate and continuing stock market volatility.

FINANCIAL MARKETS

The bull market in stocks continues to set records, with the Dow Jones Industrial Average now having crossed the 7,000 level. Over the past twenty-seven months the Dow has climbed almost 3200 points, or at an annualized rate of 31%. Even in a world of strong GDP and profit growth with minimal inflation, this is clearly an unsustainable rate of return. With the largest capitalization stocks receiving the bulk of new investment dollars the market is also becoming a two tier phenomenon. In 1996 the 50 largest market capitalization companies in the S&P 500 Index accounted for most of the 22.9% increase of the index. The bottom 450 stocks rose only 9.4%. It has been extremely difficult to achieve returns in line with the major indices without committing a substantial portion of portfolio assets to the largest capitalization stocks. The fifteen largest companies now account for 25% of the total capitalization of the entire equity market. The "big is beautiful" trend is clearly attracting dollars, and to some degree it can, for a time, become a self fulfilling prophecy as more dollars seek out the "hot" stocks. In the immediate future there is nothing to suggest that this trend is running out of steam. But the important point to remember is that it is a trend, and that it will end. The timing is clearly unknowable but the ultimate outcome is not. All investment fads have a finite lifespan.

While certain sectors of the stock market seem expensive, we remain generally constructive on the longer term outlook for financial assets. The U.S. economy remains the most competitive in the world. Inflation should remain low, even by the overstated CPI measure. Profit growth may slow over the course of the year, especially for multinational companies that have exposure to the stronger U.S. dollar. Still, we believe there are numerous opportunities for profitable investment in the industrial, capital goods, technology, finance and energy sectors. Nevertheless, the broad market averages are likely to be constrained as investors worry about further tightening. We do not believe a moderate increase in the Fed Funds rate will significantly alter the longer term dynamics at work in the economy or the financial markets. While the overall rate of increase in stock prices should moderate going forward, the general outlook remains positive so long as inflation remains dormant and productivity growth is strong.

Sincerely,

NWQ Investment Management Company

                      DEFINITIONS OF COMPARATIVE INDICES
                      ----------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Lipper Equity Income Funds Index is comprised of the 30 largest funds, in terms of total net assets, which seeks relatively high current income and growth of income through investing 60% or more of its portfolio in equities.

The Lipper Balanced Funds Index is a non-weighted index of the 30 largest mutual funds within the balanced fund investment objective. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolio's neutral mix of 60% stocks, 30% bonds, and 10% short-term instruments. This index combines returns from the S&P 500 Index, Lehman Brothers Government/Corporate Index and the Salomon Brothers 3 Month T-Bill Average.

The Salomon Brothers 3 Month T-Bill Average--The average return for all Treasury bills for the previous three month period.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers and did not assume expenses on behalf of the Portfolios, total returns for the Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (54.3%)
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (3.4%)
  Boeing Co. ................................................  7,800 $   769,275
 *DONCASTERS plc ADR.........................................  7,500     168,750
  Sundstrand Corp. ..........................................  7,800     380,250
  United Technologies Corp. .................................  5,200     393,250
                                                                     -----------
                                                                       1,711,525
--------------------------------------------------------------------------------
 BASIC RESOURCES (1.8%)
  Champion International Corp. ..............................  4,600     213,900
  IMC Global, Inc. .......................................... 13,500     497,812
  Weyerhaeuser Co. ..........................................  4,150     189,863
                                                                     -----------
                                                                         901,575
--------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (9.8%)
  BW/IP, Inc. ...............................................    925      15,031
  Case Corp. ................................................  8,100     448,537
  Caterpillar, Inc. ......................................... 13,950   1,241,550
  Cooper Industries, Inc. ...................................  6,400     294,400
  Deere & Co. ............................................... 20,500     943,000
  Foster Wheeler Corp. ......................................  9,200     355,350
  Harnischfeger Industries, Inc. ............................  5,000     208,125
  Ingersoll-Rand Co. ........................................ 13,700     673,012
  Kennametal, Inc. ..........................................  5,000     180,000
  York International Corp. .................................. 10,950     491,381
                                                                     -----------
                                                                       4,850,386
--------------------------------------------------------------------------------
 CHEMICALS (2.5%)
  Air Products & Chemical, Inc. .............................  5,650     405,388
  Du Pont (E.I.) de Nemours & Co. ...........................  4,600     488,175
  Grace (W.R.) & Co. ........................................  6,300     327,600
                                                                     -----------
                                                                       1,221,163
--------------------------------------------------------------------------------
 CONSUMER DURABLES (2.2%)
  Exide Corp. ............................................... 14,550     234,619
  General Motors Corp. ...................................... 10,050     581,644
  Maytag Corp. .............................................. 12,000     274,500
                                                                     -----------
                                                                       1,090,763
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (2.1%)
  Unilever N.V.--New York Shares.............................  3,400 $   667,250
 *US West Media Group........................................ 21,000     362,250
                                                                     -----------
                                                                       1,029,500
--------------------------------------------------------------------------------
 ELECTRONICS (3.7%)
 *Ceridian Corp.............................................. 14,000     467,250
  Emerson Electric Co........................................ 15,000     761,250
  General Electric Co........................................  2,100     232,838
  Grainger (W.W.), Inc.......................................  4,800     361,800
                                                                     -----------
                                                                       1,823,138
--------------------------------------------------------------------------------
 ENERGY (6.4%)
  Coastal Corp...............................................  1,050      49,875
  Dresser Industries, Inc.................................... 14,100     421,237
 *Ensco International, Inc...................................  4,600     218,500
  Halliburton Co.............................................  9,350     660,344
 *Noble Drilling Corp........................................ 19,200     333,600
 *Reading & Bates Corp....................................... 10,000     223,750
  Tidewater, Inc.............................................  9,400     377,175
  Transocean Offshore, Inc...................................  7,500     454,687
 *United Meridian Corp....................................... 16,100     456,838
                                                                     -----------
                                                                       3,196,006
--------------------------------------------------------------------------------
 FINANCIAL SERVICES (9.4%)
  Allstate Corp.............................................. 11,000     720,500
  American International Group, Inc..........................  5,350     687,475
  Bank of New York Co., Inc.................................. 16,500     651,750
  Bear Stearns Cos., Inc.....................................  8,820     269,010
  Chase Manhattan Corp.......................................  7,000     648,375
 *Highlands Insurance Group..................................    145       2,556
  National City Corp......................................... 12,925     630,094
  Norwest Corp............................................... 21,500   1,072,312
                                                                     -----------
                                                                       4,682,072
--------------------------------------------------------------------------------
 HEALTH CARE (0.8%)
  Columbia/HCA Healthcare Corp............................... 11,800     413,000
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                              SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
 MANUFACTURING (1.1%)
 *Sinter Metals, Inc., Class A............................... 15,000 $   547,500
--------------------------------------------------------------------------------
 METALS (1.7%)
 *Alumax, Inc. .............................................. 10,400     379,600
  Reynolds Metals Co. .......................................  3,600     244,350
  USX-US Steel Group, Inc. ..................................  6,750     197,437
                                                                     -----------
                                                                         821,387
--------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.0%)
  Loews Corp. ............................................... 10,800     992,250
--------------------------------------------------------------------------------
 OFFICE EQUIPMENT (1.0%)
  Xerox Corp. ...............................................  8,000     492,000
--------------------------------------------------------------------------------
 RETAIL (1.2%)
 *Federated Department Stores, Inc. ......................... 17,000     578,000
--------------------------------------------------------------------------------
 TECHNOLOGY (2.6%)
  Honeywell, Inc. ...........................................  3,900     275,437
  Texas Instruments, Inc. ...................................  7,450     664,913
  Thomas & Betts Corp. ......................................  8,200     372,075
                                                                     -----------
                                                                       1,312,425
--------------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.4%)
  GTE Corp. .................................................  4,250     194,969
--------------------------------------------------------------------------------
 TRANSPORTATION (2.2%)
 *AMR Corp. .................................................  3,100     288,688
  Burlington Northern, Inc. .................................  6,400     504,000
  Delta Air Lines, Inc. .....................................  3,400     313,225
                                                                     -----------
                                                                       1,105,913
--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $23,785,113)......................         26,963,572
--------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
--------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $79).......................    800          64
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (29.1%)
-------------------------------------------------------------------------------
U.S. TREASURY BONDS (19.1%)
 10.375%, 11/15/12..................................... $4,500,000 $ 5,647,500
 7.25%, 5/15/16........................................  3,750,000   3,830,861
                                                                   -----------
                                                                     9,478,361
-------------------------------------------------------------------------------
U.S. TREASURY NOTES (10.0%)
 6.125%, 5/31/97.......................................    600,000     600,188
 5.625%, 1/31/98.......................................  1,000,000     997,813
 8.00%, 8/15/99........................................     25,000      25,859
 6.375%, 8/15/02.......................................    200,000     198,188
 5.875%, 2/15/04.......................................  2,500,000   2,392,187
 7.25%, 5/15/04........................................    750,000     773,204
                                                                   -----------
                                                                     4,987,439
-------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $14,770,083)....             14,465,800
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (17.5%)
-------------------------------------------------------------------------------
U.S. TREASURY BILLS (1.9%)
**5.19%, 7/31/97.......................................  1,000,000     987,108
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (15.6%)
 Chase Securities, Inc., 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $7,739,118,
  collateralized by $7,782,302 of various U.S. Treasury
  Notes, 4.75%-6.125%, due 8/31/98-10/31/98, valued at
  $7,744,217...........................................  7,738,000   7,738,000
-------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,724,870).........              8,725,108
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%) (COST $47,280,145)(a).......             50,154,544
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)...................               (454,488)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $49,700,056
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    + See Note A to Financial Statements.
    * Non-Income Producing Security.
   ** Interest rate disclosed for U.S. Treasury Bill represents effective yield at April 30, 1997.
  ADR American Depositary Receipt.
  (a) The cost for federal income tax purposes was $47,280,145. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $2,874,399. This consisted of aggregate gross unrealized appreciation for all securities of $3,619,737 and gross unrealized depreciation for all securities of $745,338.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                               SHARES   VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (94.2%)
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE (8.8%)
  Boeing Co. .................................................   800  $   78,900
 *DONCASTERS plc ADR.......................................... 2,500      56,250
  Sundstrand Corp. ........................................... 1,700      82,875
  United Technologies Corp.................................... 1,300      98,313
                                                                      ----------
                                                                         316,338
--------------------------------------------------------------------------------
 BASIC RESOURCES (5.4%)
  Champion International Corp. ............................... 1,200      55,800
  IMC Global, Inc. ........................................... 2,550      94,031
  Weyerhaeuser Co. ...........................................   950      43,463
                                                                      ----------
                                                                         193,294
--------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (15.1%)
  BW/IP, Inc. ................................................   225       3,656
  Case Corp. .................................................   300      16,612
  Caterpillar Inc. ........................................... 1,525     135,725
  Cooper Industries, Inc. .................................... 1,450      66,700
  Deere & Co.................................................. 3,300     151,800
  Foster Wheeler Corp. .......................................   300      11,588
  Ingersoll Rand Co........................................... 1,750      85,969
  Kennametal, Inc. ........................................... 1,100      39,600
  York International Corp.....................................   800      35,900
                                                                      ----------
                                                                         547,550
--------------------------------------------------------------------------------
 CHEMICALS (4.0%)
  Air Products & Chemical, Inc................................   550      39,463
  Du Pont (E.I.) de Nemours & Co..............................   500      53,062
  Grace (W.R.) & Co........................................... 1,025      53,300
                                                                      ----------
                                                                         145,825
--------------------------------------------------------------------------------
 CONSUMER DURABLES (3.3%)
  Exide Corp. ................................................ 1,450      23,381
  General Motors Corp. ....................................... 1,675      96,941
                                                                      ----------
                                                                         120,322
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (3.1%)
  Unilever N.V.--New York Shares..............................   300      58,875
 *US West Media Group......................................... 3,000      51,750
                                                                      ----------
                                                                         110,625
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                                SHARES  VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ELECTRONICS (4.3%)
 *Ceridian Corp................................................ 2,000  $ 66,750
  Emerson Electric Co.......................................... 1,100    55,825
  General Electric Co..........................................   175    19,403
  Grainger (W.W.), Inc.........................................   200    15,075
                                                                       --------
                                                                        157,053
-------------------------------------------------------------------------------
 ENERGY (10.8%)
  Coastal Corp.................................................   875    41,563
  Dresser Industries, Inc...................................... 2,025    60,497
 *Ensco International, Inc..................................... 1,000    47,500
  Halliburton Co...............................................   575    40,609
 *Noble Drilling Corp.......................................... 2,800    48,650
  Tidewater, Inc...............................................   900    36,113
  Transocean Offshore, Inc..................................... 1,000    60,625
 *United Meridian Corp......................................... 1,900    53,912
                                                                       --------
                                                                        389,469
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (14.8%)
  Allstate Corp................................................   900    58,950
  American International Group, Inc............................   600    77,100
  Bank of New York Co., Inc.................................... 1,900    75,050
  Bear Stearns Cos., Inc....................................... 1,470    44,835
  Chase Manhattan Corp.........................................   700    64,837
 *Highlands Insurance Group....................................    57     1,005
  National City Corp........................................... 1,775    86,531
  Norwest Corp................................................. 2,550   127,181
                                                                       --------
                                                                        535,489
-------------------------------------------------------------------------------
 HEALTH CARE (2.2%)
  Columbia/HCA Healthcare Corp................................. 2,300    80,500
-------------------------------------------------------------------------------
 MANUFACTURING (1.7%)
 *Sinter Metals, Inc., Class A................................. 1,700    62,050
-------------------------------------------------------------------------------
 METALS (3.4%)
 *Alumax, Inc.................................................. 1,775    64,787
  USX-US Steel Group, Inc...................................... 2,000    58,500
                                                                       --------
                                                                        123,287
-------------------------------------------------------------------------------
 MULTI-INDUSTRY (2.5%)
  Loews Corp................................................... 1,000    91,875
-------------------------------------------------------------------------------
 OFFICE EQUIPMENT (2.4%)
  Xerox Corp................................................... 1,400    86,100
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            SHARES    VALUE+
------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
------------------------------------------------------------------------------
 RETAIL (2.5%)
 *Federated Department Stores, Inc........................    2,700 $   91,800
------------------------------------------------------------------------------
 TECHNOLOGY (6.1%)
  Honeywell, Inc..........................................      700     49,437
  Texas Instruments, Inc..................................    1,300    116,025
  Thomas & Betts Corp.....................................    1,200     54,450
                                                                    ----------
                                                                       219,912
------------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.1%)
  GTE Corp................................................       50      2,294
------------------------------------------------------------------------------
 TRANSPORTATION (3.7%)
 *AMR Corp................................................      500     46,563
  Burlington Northern, Inc................................      525     41,344
  Delta Air Lines, Inc....................................      500     46,062
                                                                    ----------
                                                                       133,969
------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $2,654,609)....................           3,407,752
------------------------------------------------------------------------------
 PREFERRED STOCKS (0.0%)
------------------------------------------------------------------------------
 HEALTH CARE (0.0%)
  Fresenius Medical Care AG (COST $20)....................      225         18
------------------------------------------------------------------------------
                                                             FACE
                                                            AMOUNT
------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (3.8%)
------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (3.8%)
  Chase Securities, Inc., 5.20%, dated 4/30/97, due
   5/1/97, to be repurchased at $139,020, collateralized
   by $139,796 of various U.S. Treasury Notes, 4.75%-
   6.125%, due 8/31/98-10/31/98, valued at $139,112 (COST
   $139,000).............................................. $139,000    139,000
------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.0%) (COST $2,793,629) (a)..........           3,546,770
------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (2.0%)......................              72,138
------------------------------------------------------------------------------
 NET ASSETS (100%)........................................          $3,618,908
------------------------------------------------------------------------------
------------------------------------------------------------------------------

    + See Note A to Financial Statements.
    * Non-Income Producing Security.
  ADR American Depositary Receipt.
  (a) The cost for federal income tax purposes was $2,793,629. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $753,141. This consisted of aggregate gross unrealized appreciation for all securities of $807,120, and aggregate gross unrealized depreciation for all securities of $53,979.

   The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                                             NWQ     NWQ VALUE
                                                          BALANCED     EQUITY
                                                          PORTFOLIO  PORTFOLIO
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................... $47,280,145 $2,793,629
                                                         =========== ==========
 Investments, at Value (Including Repurchase Agreements
  of $7,738,000 and $139,000, respectively)............. $50,154,544 $3,546,770
 Cash...................................................         861      5,801
 Interest Receivable....................................     429,824         20
 Receivable for Investments Sold........................     140,220     65,354
 Receivable for Portfolio Shares Sold...................      28,760        867
 Dividends Receivable...................................      25,089      3,496
 Receivable due from Investment Adviser--Note B.........         --      10,013
 Other Assets...........................................         149         35
-------------------------------------------------------------------------------
  Total Assets..........................................  50,779,447  3,632,356
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased......................     986,870        --
 Distribution and Service Fees Payable..................      45,288        --
 Payable for Investment Advisory Fees--Note B...........      10,895        --
 Payable for Administrative Fees--Note C................       9,792      5,889
 Payable for Custodian Fees--Note D.....................       5,257      2,790
 Payable for Account Services Fees--Note F..............       9,706        348
 Payable for Directors' Fees--Note G....................         622        448
 Other Liabilities......................................      10,961      3,973
-------------------------------------------------------------------------------
  Total Liabilities.....................................   1,079,391     13,448
-------------------------------------------------------------------------------
NET ASSETS.............................................. $49,700,056 $3,618,908
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital........................................ $46,632,801 $2,741,510
 Undistributed Net Investment Income....................     137,061      2,610
 Accumulated Net Realized Gain..........................      55,795    121,647
 Unrealized Appreciation................................   2,874,399    753,141
-------------------------------------------------------------------------------
NET ASSETS.............................................. $49,700,056 $3,618,908
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES:
 Net Assets............................................. $ 9,839,173 $3,618,908
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 25,000,000)..................................     754,873    234,439
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     13.03 $    15.44
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES:
 Net Assets............................................. $39,860,883        --
 Shares Issued and Outstanding ($0.001 par value) (Au-
  thorized 10,000,000)..................................   3,062,773        --
 Net Asset Value, Offering and Redemption Price Per
  Share................................................. $     13.01        --
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                                    NWQ                  NWQ
                                                  BALANCED           VALUE EQUITY
                                                 PORTFOLIO            PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends............................           $  164,712            $ 27,421
 Interest.............................              538,692               5,044
---------------------------------------------------------------------------------
  Total Income........................              703,404              32,465
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B.....
  Basic Fees.......................... $137,350             $12,923
  Less: Fees Waived...................  (38,831)     98,519 (12,923)        --
                                       --------             -------
 Administrative Fees--Note C..........               60,054              38,156
 Audit Fees...........................                7,477               6,133
 Registration and Filing Fees.........                8,111               7,041
 Printing Fees........................                8,272               8,131
 Custodian Fees--Note D...............                2,664               1,354
 Directors' Fees--Note G..............                1,054                 993
 Distribution and Service Plan Fees--
  Note E:
  Institutional Service Class.........               59,741                 --
 Account Services Fee--Note F.........                9,706                 348
 Other Expenses.......................                1,552               1,551
 Fees Assumed by Adviser--Note B......                  --              (45,229)
---------------------------------------------------------------------------------
  Total Expenses......................              257,150              18,478
 Expense Offset--Note A...............                  --                  --
---------------------------------------------------------------------------------
  Net Expenses........................              257,150              18,478
---------------------------------------------------------------------------------
NET INVESTMENT INCOME.................              446,254              13,987
---------------------------------------------------------------------------------
NET REALIZED GAIN ON INVESTMENTS......               64,973             130,206
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON INVEST-
 MENTS................................            1,783,008             300,938
---------------------------------------------------------------------------------
TOTAL NET GAIN ON INVESTMENTS.........            1,847,981             431,144
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS......................           $2,294,235            $445,131
---------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1997 OCTOBER 31,
                                                      (UNAUDITED)      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   446,254   $   301,601
 Net Realized Gain..................................       64,973       111,335
 Net Change in Unrealized Appreciation/Depreciation.    1,783,008       841,697
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions............................................    2,294,235     1,254,633
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class...............................     (101,412)     (178,657)
  Institutional Service Class.......................     (267,175)      (80,539)
 Net Realized Gain:
  Institutional Class...............................      (35,446)      (29,997)
  Institutional Service Class.......................      (84,765)          --
--------------------------------------------------------------------------------
  Total Distributions...............................     (488,798)     (289,193)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Institutional Class:
  Issued--Regular...................................    2,930,285     7,412,068
 --In Lieu of Cash Distributions....................      136,851       208,650
  Redeemed..........................................   (2,268,833)   (4,990,173)
--------------------------------------------------------------------------------
 Net Increase from Institutional Class Shares.......      798,303     2,630,545
--------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular...................................   20,202,748    21,033,336
 --In Lieu of Cash Distributions....................      351,940        80,539
  Redeemed..........................................   (2,081,363)   (1,420,979)
--------------------------------------------------------------------------------
 Net Increase from Institutional Service Class
  Shares............................................   18,473,325    19,692,896
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......   19,271,628    22,323,441
--------------------------------------------------------------------------------
 Total Increase.....................................   21,077,065    23,288,881
Net Assets:
 Beginning of Period................................   28,622,991     5,334,110
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $137,061 and $59,394, respective-
  ly)...............................................  $49,700,056   $28,622,991
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Initial offering of Institutional Service Class Shares began on January 22, 1996.

    The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                          ENDED      YEAR ENDED
                                                      APRIL 30, 1997 OCTOBER 31,
                                                       (UNAUDITED)      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $   13,987   $   33,093
 Net Realized Gain...................................      130,206      108,836
 Net Change in Unrealized Appreciation/Depreciation..      300,938      435,937
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions.............................................      445,131      577,866
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (16,892)     (31,968)
 Net Realized Gain...................................     (117,395)      (2,209)
--------------------------------------------------------------------------------
  Total Distributions................................     (134,287)     (34,177)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE J:
 Issued--Regular.....................................      682,594      950,630
 --In Lieu of Cash Distributions.....................      134,311       34,153
 Redeemed............................................     (792,252)    (709,280)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......       24,653      275,503
--------------------------------------------------------------------------------
 Total Increase......................................      335,497      819,192
Net Assets:
 Beginning of Period.................................    3,283,411    2,464,219
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $2,610 and $5,515, respectively)....   $3,618,908   $3,283,411
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

NWQ BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                    INSTITUTIONAL CLASS SHARES             INSTITUTIONAL SERVICE CLASS SHARES
                          ------------------------------------------------ ----------------------------------
                            SIX MONTHS    YEARS ENDED                        SIX MONTHS
                              ENDED       OCTOBER 31,     AUGUST 2, 1994**     ENDED      JANUARY 22, 1996***
                          APRIL 30, 1997 ---------------         TO        APRIL 30, 1997         TO
                           (UNAUDITED)    1996     1995   OCTOBER 31, 1994  (UNAUDITED)    OCTOBER 31, 1996
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $ 12.39     $ 11.24  $ 9.84       $10.00         $ 12.37           $ 11.57
-------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.16        0.31    0.32         0.06            0.13              0.21
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........        0.67        1.21    1.40        (0.19)           0.68              0.78
-------------------------------------------------------------------------------------------------------------
 Total from Investment
  Operations............        0.83        1.52    1.72        (0.13)           0.81              0.99
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.14)      (0.30)  (0.32)       (0.03)          (0.12)            (0.19)
 Net Realized Gain......       (0.05)      (0.07)    --           --            (0.05)              --
-------------------------------------------------------------------------------------------------------------
 Total Distributions....       (0.19)      (0.37)  (0.32)       (0.03)          (0.17)            (0.19)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 13.03     $ 12.39  $11.24       $ 9.84         $ 13.01           $ 12.37
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN+...........        6.81%++    13.68%  17.80%      (1.30)%++         6.63%++           8.60%++
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period
 (Thousands)............     $ 9,839     $ 8,624  $5,334       $1,584         $39,861           $19,999
Ratio of Expenses to
 Average Net Assets.....        1.00%*      1.01%   1.04%        1.00%*          1.40%*            1.41%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        2.59%*      2.79%   3.30%        3.59%*          2.16%*            2.39%*
Portfolio Turnover Rate.           9%         31%     31%           1%              9%               31%
Average Commission
 Rate#..................     $0.0623     $0.0717     N/A          N/A         $0.0623           $0.0717
-------------------------------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.01     $  0.14  $ 0.26       $ 0.21         $  0.01           $  0.09
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.00%*      1.00%   1.00%         N/A            1.40%*            1.40%*
-------------------------------------------------------------------------------------------------------------

  * Annualized
 ** Commencement of Operations.
*** Initial offering of Institutional Service Class shares.
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods.
 ++ Not Annualized
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose its average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

NWQ VALUE EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                              SIX MONTHS    YEARS ENDED
                                ENDED       OCTOBER 31,     SEPTEMBER 21, 1994**
                            APRIL 30, 1997 ---------------           TO
                             (UNAUDITED)    1996     1995     OCTOBER 31, 1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $ 14.13     $ 11.65  $ 9.98         $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income....        0.06        0.14    0.12           0.01
 Net Realized and
  Unrealized Gain (Loss)
  on Investments..........        1.82        2.49    1.65#         (0.03)
--------------------------------------------------------------------------------
  Total from Investment
   Operations.............        1.88        2.63    1.77          (0.02)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....       (0.07)      (0.14)  (0.10)           --
 Net Realized Gain........       (0.50)      (0.01)    --             --
--------------------------------------------------------------------------------
  Total Distributions.....       (0.57)      (0.15)  (0.10)           --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD...................     $ 15.44     $ 14.13  $11.65         $ 9.98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN+.............       13.74%++    22.69%  17.84%         (0.20)%++
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Period
 (Thousands)..............     $ 3,619     $ 3,283  $2,464         $  253
Ratio of Expenses to Aver-
 age Net Assets...........        1.00%*      1.03%   1.21%          1.00%*
Ratio of Net Investment
 Income to Average Net
 Assets...................        0.76%*      1.11%   1.39%          1.36%*
Portfolio Turnover Rate...          25%         25%      4%             0%
Average Commission Rate##.     $0.0568     $0.0705     N/A            N/A
--------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share....     $  0.24     $  0.52  $ 0.82         $ 1.06
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets..................        1.00%*      1.00%   1.00%           N/A
--------------------------------------------------------------------------------

 * Annualized
** Commencement of Operations.
 + Total return would have been lower had the Adviser not waived and assumed certain expenses during the period.
++ Not Annualized
 # The amount shown for the year ended October 31, 1995 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchase of Portfolio shares in relation to fluctuating market value of the investments of the portfolio.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                                NWQ PORTFOLIOS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Balanced Portfolio and the NWQ Value Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares--Institutional Class Shares and Institutional Service Class Shares. As of April 30, 1997, only the NWQ Balanced Portfolio has issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class Shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

  NWQ BALANCED PORTFOLIO seeks to achieve consistent, above-average returns with minimum risk to principal by investing primarily in a combination of investment grade fixed income securities and common stocks of companies with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

  NWQ VALUE EQUITY PORTFOLIO seeks to achieve consistent, superior total return with minimum risk to principal by investing primarily in common stocks with above-average statistical value which are in fundamentally attractive industries and which, in the Adviser's opinion, are undervalued at the time of purchase.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

                                NWQ PORTFOLIOS

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at a fee calculated at an annual rate of 0.70% of each Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep each Portfolio's total annual operating expenses, after the

                                NWQ PORTFOLIOS
effect of expense offset arrangements, from exceeding 1.00% of average daily net assets for each Portfolio's Institutional Class Shares and 1.40% of the average daily net assets for the NWQ Balanced Portfolio's Institutional Service Class Shares until February 28, 1998.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% and 0.04% of average daily net assets of NWQ Balanced Portfolio and NWQ Value Equity Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
NWQ PORTFOLIOS                                            FEES        TO CGFSC
--------------                                       -------------- ------------
Balanced............................................    $60,054       $48,282
Value Equity........................................     38,156        37,418

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios.

The NWQ Balanced Portfolio has adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans, the NWQ Balanced Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of the NWQ Balanced Portfolio's net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the NWQ Balanced Portfolio's net assets. The NWQ Balanced Portfolio's Service Class Shares are currently making payments for distribution fees at 0.15% of average daily net assets.

In addition, the NWQ Balanced Portfolio's Service Class Shares pays service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of certain Service Agents. The Distributor does not receive any fee or other compensation with respect to the NWQ Value Equity Portfolio.

                                NWQ PORTFOLIOS

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

NWQ PORTFOLIOS                                             PURCHASES    SALES
--------------                                            ----------- ----------
Balanced................................................. $12,493,108 $3,133,443
Value Equity.............................................     889,480  1,027,630

There were purchases of long-term U.S. Government securities of $11,724,766 and no sales of long-term U.S. Government securities for NWQ Balanced Portfolio. There were no purchases or sales of long-term U.S. Government securities for NWQ Value Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

                                NWQ PORTFOLIOS

J. OTHER: Transactions in capital shares for the Portfolios, by class, were as follows:

                               INSTITUTIONAL              INSTITUTIONAL
                               CLASS SHARES           SERVICE CLASS SHARES
                          ----------------------- -----------------------------
                          SIX MONTHS              SIX MONTHS
                             ENDED                   ENDED
                           APRIL 30,  YEAR ENDED   APRIL 30,  JANUARY 22, 1996*
                             1997     OCTOBER 31,    1997            TO
                          (UNAUDITED)    1996     (UNAUDITED) OCTOBER 31, 1996
                          ----------- ----------- ----------- -----------------
NWQ BALANCED PORTFOLIO:
Shares Issued............   226,244     625,426    1,579,357      1,729,243
In Lieu of Cash
 Distributions...........    10,964      17,597       28,215          6,660
Shares Redeemed..........  (178,625)   (421,298)    (161,685)      (119,017)
                           --------    --------    ---------      ---------
Net Increase (Decrease)
 from Capital Share
 Transactions............    58,583     221,725    1,445,887      1,616,886
                           ========    ========    =========      =========
NWQ VALUE EQUITY
 PORTFOLIO:
Shares Issued............    45,936      72,988
In Lieu of Cash
 Distributions...........     9,607       2,614
Shares Redeemed..........   (53,538)    (54,688)
                           --------    --------
Net Increase (Decrease)
 from Capital Share
 Transactions............     2,005      20,914
                           ========    ========

At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                           NO. OF
NWQ PORTFOLIOS                                          SHAREHOLDERS % OWNERSHIP
--------------                                          ------------ -----------
Balanced-Institutional Class...........................        3        70.7%
Balanced-Institutional Service Classs..................        5        78.2%
Value Equity...........................................        3        65.6%

At April 30, 1997, 10% of the NWQ Value Equity Portfolio's shares were beneficially held by a related party of the portfolio.
--------
* Initial Offering of Institutional Service Class Shares.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                         RICE, HALL, JAMES PORTFOLIOS

-------------------------------------------------------------------------------
OFFICERS AND DIRECTORS

Norton H. Reamer        William H. Park
Director, President     Vice President
and Chairman
                        Michael E. DeFao
John T. Bennett, Jr.    Secretary
Director
                        Karl O. Hartmann
Philip D. English       Assistant Secretary
Director
                        Gary L. French
William A. Humenuk      Treasurer
Director
                        Robert R. Flaherty
Peter M. Whitman, Jr.   Assistant Treasurer
Director
                        Gordon M. Shone
                        Assistant Treasurer
-------------------------------------------------------------------------------
INVESTMENT ADVISER
 Rice, Hall, James & Associates
 600 West Broadway, Suite 1000
 San Diego, CA 92101

-------------------------------------------------------------------------------
ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------
LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------
DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------
This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                                 RICE, HALL,
                                    JAMES
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                         RHJ PORTFOLIOS
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholder's Letter
  Small Cap.................................................................   1
  Small/MidCap..............................................................   3
Portfolio of Investments
  Small Cap.................................................................   5
  Small/MidCap..............................................................   9
Statement of Assets and Liabilities.........................................  11
Statement of Operations.....................................................  12
Statement of Changes in Net Assets
  Small Cap.................................................................  13
  Small/MidCap..............................................................  14
Financial Highlights
  Small Cap.................................................................  15
  Small/MidCap..............................................................  16
Notes to Financial Statements...............................................  17

--------------------------------------------------------------------------------

                               RICE, HALL, JAMES
                               -----------------

May 1997

Dear Shareholder,

The performance of the Rice, Hall, James Small Cap Portfolio as of April 30, 1997 is presented below. Results for the latest quarter, the fiscal year and since inception are as follows:

                                                                         AVERAGE
                                                                         ANNUAL
                                           QTR   5/1/96  11/1/96 7/1/94* 7/1/94*
                                          ENDED  THROUGH THROUGH THROUGH THROUGH
                                         4/30/97 4/30/97 4/30/97 4/30/97 4/30/97
                                         ------- ------- ------- ------- -------
RHJ Small Cap Portfolio................. -11.38%  -6.68%  -4.01% +82.11% +23.54%
Russell 2000............................  -6.77%   0.05%  +1.61% +49.37% +15.25%
S&P 500.................................  +2.42%  25.12% +14.71% +92.94% +26.17%
Callan Micro 1000....................... -11.86%  -1.66%  -2.16% -67.21% -32.59%
Value Line**............................  -2.55%   5.61%  +5.19% +36.67% +11.68%

--------
 * Since Inception
** Excludes dividend income

The past quarter was an extremely difficult one for small stocks in general and for our Portfolio in particular. The divergence in performance between large and small capitalization stocks that has been evident since last May accelerated greatly over the last several months. Although we are still well ahead of our benchmark Russell 2000 Index since inception, we have definitely lagged over the past three and six month periods.

Strong mutual fund inflows and good earnings results combined to drive larger stocks to even higher valuation levels while smaller companies in general have responded sluggishly to good earnings news, if at all. We have experienced periods of divergence between large and small cap stocks in the past, but rarely to this degree. Overall, earnings gains in the small cap sector have lagged the large cap sector by a much smaller amount than the relative performance would indicate.

No single sector accounted for our under performance over the last two quarters. Earnings surprises, both good and bad, have occurred in most of the sectors we invest in but the rewards for positive surprises have been slight while the punishment for any earnings disappointment has been severe.

As of April 30, 1997 the Portfolio was 87% invested in 67 different equity issues. Our four largest industry groups were: basic industries at 14%; health care, 12%; energy related, 12%; and technology, 11%. The most significant change in sector allocation was a 3% addition to health care in the last quarter.

The dominant event of the quarter was obviously the March hike in interest rates by the Federal Reserve and ongoing concern over another potential hike in May. Interest rate and inflation fears seem to always impact faster growing, small companies heavily and this time was no exception. In addition to the overall market correction, we saw weakness in our interest sensitive finance, banking and insurance stocks as well as in our weakest sector technology, which was also hit by continued concern over the personal computer sales cycle.

Our strongest performance came from the retail sector, where several companies announced solid same store sales and earnings increases. Early in the second quarter we also realized significant gains in the energy sector, but over the last two months our remaining holdings suffered from seasonally declining oil and gas prices.

As difficult as this market has been, we are certain that some tremendous long term buying opportunities have been created in the small capitalization sector. We can't know exactly when the market will begin to recognize the values in these smaller companies, but they are there, and we will continue to focus on our fundamental analysis and investment disciplines on finding them. Dividend yield is not an important factor in our investment process. Finally, no derivative instruments have been used during the period in our investment strategy.

Sincerely.


Rice, Hall, James & Associates

                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

Value Line is an unmanaged index composed of over 1,600 stocks in the Value Line Investment Survey.

The Callan Micro 1000 is an unmanaged index composed of the 1,000 smallest companies in the 3,000 equity universe. Callan's universe encompasses the 3,000 largest-capitalized companies across the Nasdaq, NYSE, and ASE exchanges. The index includes domestic and Canadian companies, but excludes companies in European, Japanese and emerging markets as well as ADR's.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               RICE, HALL, JAMES
                               -----------------

May 1997

Dear Shareholders:

The performance of the Rice, Hall, James Small/Mid Cap Portfolio as of April 30, 1997 is presented below. Two indices are provided for comparative purposes, the Standard & Poor's 500 and a custom index created by averaging the returns of the Russell 2000 and the Russell Mid Cap Indices. This 50/50 Russell Blended Index is the most appropriate benchmark for the RHJ Small/Mid Cap Portfolio. Returns are shown for the most recent quarter and inception to date.

                                                            QUARTER
                                                             ENDED  11/01/96* TO
                                                            4/30/97   4/30/97
                                                            ------- ------------
RHJ Small/Mid Cap Portfolio................................ -6.42%     +2.30%
50/50 Russell Blended Index
  Russell Mid Cap & Russell 2000........................... -4.39%     +4.18%
Standard & Poor's 500...................................... +2.42%    +14.71%

--------
*  Since Inception

Last quarter's equity market returns varied considerably by capitalization and style. Continuing the theme of the last 13 1/2 years, this most recent quarter favored larger capitalization issues at the expense of smaller caps. Further, within nearly every capitalization category of the Russell indices, a value orientation beat one of growth. Within mid and small capitalization stocks, one extreme was marked by the Russell 2000 Index (small cap growth) with a return of -13.68%, while the other extreme was recorded by the Russell Mid Cap Index with a 1.09% positive return. Only in the Russell Top 200 Index was there no difference in value and growth issues, returning about 2.35%. This is incredible divergence between indices in a single quarter.

It appears the economy's continued strength finally exceeded the Federal Reserve's comfort level and the Fed increased interest rates last quarter. Whether this is a preemptive strike or one brought on by already existing upward wage pressure is up for debate, but matters little. The fact is that rates are up and the Fed appears determined to fight inflation whether real or imagined. While March proved a very tough month for the financial markets, this long awaited increase in rates was discounted several times in the past year and March wasn't all that much worse than those previous drops. April's positive returns certainly have demonstrated that the markets' concerns were short lived.

The Rice, Hall, James portfolio management team focuses its research efforts on growth companies with capitalizations between $300 million and $2.5 billion, an area of the market that we believe presents the best investment opportunities. Our bottom-up fundamental research approach means we select investments for the portfolio on a stock by stock basis. We do not time the market nor do we search for the next "attractive" sector. Our objective is to remain fully invested in the most attractively priced small and mid capitalization growth stocks where positive fundamental change is present, regardless of the industry or sector represented.

The Rice, Hall, James Small/Mid Cap Portfolio had just under 14% in cash and 86% in equities as of April 30, 1997. Banks, insurance and financial services companies combined approximated 18% of the portfolio, not much different from last quarter, while exposure to consumer related issues doubled to about 20%. Technology remained underweighted at 4%. Because Rice, Hall, James focuses on individual company research and by design does not sector rotate, it is always difficult to predict which sectors will be emphasized in any given period. Having said this, we are comfortable with the current sector exposure and do not anticipate any significant changes in the coming quarter.

The RHJ Small/Mid Cap Portfolio, while only six months old, is constructed to replicate the Rice, Hall, James core equity style in which the overwhelming majority of Rice, Hall, James' separate accounts have been managed for many years. Capital appreciation is the portfolio objective and dividend yield is not a consideration in equity selection. No derivative investments were used during the period. The focus of the Portfolio is small and mid capitalization growth stocks, an area of the market that has been difficult since the Portfolio's inception as evidenced by the above stated returns. While the first six months have been disappointing, we are confident that the current structure of the Portfolio and our continued focus on relatively underfollowed small and mid capitalization stocks should deliver strong relative performance over time.

Sincerely,


Rice, Hall, James & Associates

                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

The Russell Top 200 Index is an unmanaged index of the 200 largest companies in the Russell 2000 Index.

The Russell Mid Cap Index is an unmanaged index composed of the 800 smallest companies in the Russell 1000 Index, a U.S. equity index of the 1,000 largest companies in the Russell 3000 Index, with an average capitalization of $1.96 billion.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers (also expenses assumed by the Adviser), total returns for the Rice, Hall, James Small/Mid Cap Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (87.1%)
-------------------------------------------------------------------------------
BANKS (10.4%)
 1st United Bancorp........................................  25,000 $   350,000
*AmeriCredit Corp..........................................  20,000     287,500
 Bank of Commerce/San Diego................................  10,000     285,000
 First Liberty Financial Corp..............................  15,000     318,750
 Granite Financial, Inc....................................  30,000     270,000
 IMC Mortgage Co...........................................  55,000     605,000
*National Auto Credit, Inc.................................  30,000     236,250
*Surety Capital Corp....................................... 100,000     525,000
 UnionBancorp, Inc.........................................  48,000     588,000
 Willis Lease Finance Corp.................................  25,000     262,500
                                                                    -----------
                                                                      3,728,000
-------------------------------------------------------------------------------
BASIC INDUSTRIES (13.9%)
*Benchmark Electronics, Inc................................  35,000     988,750
*Bonded Motors, Inc........................................  25,000     203,125
 Colonial Downs Holdings, Inc., Class A....................  20,000     142,500
 Excel Industries, Inc.....................................  27,000     479,250
 Harmon Industries, Inc....................................  50,000     843,750
*Northwest Pipe Co.........................................  15,000     232,500
*Park-Ohio Industries......................................  30,000     356,250
 Spartech Corp.............................................  50,000     581,250
*Tetra Tech, Inc...........................................  35,000     498,750
*Universal Stainless & Alloy Products, Inc.................  30,000     300,000
*Whitehall Corp............................................  20,000     350,000
                                                                    -----------
                                                                      4,976,125
-------------------------------------------------------------------------------
CAPITAL CONSTRUCTION (1.1%)
*Morgan Products, Ltd......................................  50,000     381,250
-------------------------------------------------------------------------------
CONSUMER DURABLES (3.3%)
 Keystone Automotive Industries, Inc.......................  45,000     708,750
*TurboChef, Inc............................................  32,000     492,000
                                                                    -----------
                                                                      1,200,750
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
CONSUMER NON-DURABLES (3.1%)
 *Michaels Stores, Inc......................................  15,000 $   288,750
 *Tarrant Apparel Group.....................................  30,000     480,000
 Zindart Ltd. ADR...........................................  40,000     365,000
                                                                     -----------
                                                                       1,133,750
--------------------------------------------------------------------------------
ENERGY RELATED (12.0%)
 *Cairn Energy USA, Inc.....................................  80,000     890,000
 *Dreco Energy Services Ltd., Series A......................  17,500     546,875
 *HS Resources, Inc.........................................  75,000     853,125
 *Magnum Hunter Resources, Inc.............................. 100,000     575,000
 Midcoast Energy Resources, Inc.............................  35,000     476,875
 *Offshore Logistics, Inc...................................  25,000     440,625
 *Seacor Holdings, Inc......................................  12,000     516,000
                                                                     -----------
                                                                       4,298,500
--------------------------------------------------------------------------------
HEALTH CARE (12.3%)
 Andrx Corp.................................................  20,000     425,000
 *Biomira, Inc.............................................. 150,000     815,625
 Coast Dental Services, Inc.................................  50,000     687,500
 *Cohr, Inc.................................................  15,000     330,000
 *Curative Health Services, Inc.............................  15,000     348,750
 *Global Pharmaceutical Corp................................  35,000     249,375
 *Matria Healthcare, Inc....................................  75,000     290,625
 Meridian Diagnostics, Inc..................................  55,000     391,875
 ONYX Pharmaceuticals, Inc..................................  15,000     153,750
 *ResMed, Inc...............................................  30,000     510,000
 *Texas Biotechnology Corp..................................  50,000     200,000
                                                                     -----------
                                                                       4,402,500
--------------------------------------------------------------------------------
INSURANCE (4.2%)
 Chartwell Re Corp..........................................  15,000     382,500
 E. W. Blanch Holdings, Inc.................................  18,000     400,500
 *Superior National Insurance Group, Inc....................  60,000     712,500
                                                                     -----------
                                                                       1,495,500
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES    VALUE+
--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
RETAIL (6.6%)
 *Kenneth Cole Productions, Inc., Class A...................  25,000 $   415,625
 *Piercing Pagoda, Inc......................................  25,000     600,000
 Stage Stores, Inc..........................................  40,000     830,000
 *The Wet Seal, Inc., Class A...............................  21,000     519,750
                                                                     -----------
                                                                       2,365,375
--------------------------------------------------------------------------------
SERVICES (4.0%)
 Allin Communications Corp..................................  26,000     156,000
 *Daisytek International Corp...............................   5,000     136,250
 Service Experts, Inc.......................................  15,000     333,750
 StaffMark, Inc.............................................  60,000     810,000
                                                                     -----------
                                                                       1,436,000
--------------------------------------------------------------------------------
TECHNOLOGY (10.6%)
 *AXENT Technologies, Inc...................................  30,000     337,500
 *Butler International, Inc.................................  55,000     536,250
 *DataWorks, Corp...........................................  45,000     641,250
 *Inacom Corp...............................................  24,000     522,000
 *INTERSOLV................................................. 125,000     953,125
 *Pomeroy Computer Resources, Inc...........................  20,000     475,000
 *Southern Electronics Corp.................................  40,000     355,000
                                                                     -----------
                                                                       3,820,125
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.2%)
 *VTEL Corp.................................................  40,000     215,000
 Wireless Telecom Group, Inc................................  50,000     481,250
 *World Access, Inc.........................................  45,000     438,750
                                                                     -----------
                                                                       1,135,000
--------------------------------------------------------------------------------
TRANSPORTATION (2.4%)
 Roadway Express, Inc.......................................  50,000     862,500
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $29,631,415)......................          31,235,375
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.6%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due 5/1/97,
  to be repurchased at $3,098,447, collateralized by
  $3,115,737 of various U.S. Treasury Notes, 4.75%-6.125%
  due 8/31/98-10/31/98, valued at $3,100,489
  (COST $3,098,000)...................................... $3,098,000 $ 3,098,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.7%) (COST $32,729,415) (a).........             34,333,375
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (4.3%)................              1,526,420
--------------------------------------------------------------------------------
NET ASSETS (100%)........................................            $35,859,795
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 +   See Note A to Financial Statements.
 *   Non-Income Producing Security.
ADR  American Depositary Receipt.
(a) The cost for federal income tax purposes was $32,729,415. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $1,603,960. This consisted of aggregate gross unrealized appreciation for all securities of $3,149,914 and aggregate gross unrealized depreciation for all securities of $1,545,954.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                              SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (85.6%)
-------------------------------------------------------------------------------
BANKS (4.3%)
 Barnett Banks, Inc..........................................     1  $       27
 National Commerce Bancorp................................... 4,400     185,900
                                                                     ----------
                                                                        185,927
-------------------------------------------------------------------------------
BASIC INDUSTRIES (18.8%)
 Dexter Corp................................................. 5,100     152,362
 *Hexcel Corp................................................ 8,100     144,788
 Interpool, Inc.............................................. 7,050      89,888
 *Jacobs Engineering Group, Inc.............................. 6,000     153,000
 Mark IV Industries, Inc..................................... 6,405     148,916
 *Philip Environmental, Inc.................................. 8,400     132,300
                                                                     ----------
                                                                        821,254
-------------------------------------------------------------------------------
CONSUMER DURABLES (3.4%)
 International Game Technology............................... 9,200     146,050
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES (15.0%)
 *Harrah's Entertainment, Inc................................ 9,300     148,800
 Royal Carribbean Cruises Ltd................................ 5,300     168,937
 Sysco Corp.................................................. 4,000     142,000
 Warnaco Group, Inc.......................................... 6,800     193,800
                                                                     ----------
                                                                        653,537
-------------------------------------------------------------------------------
ENERGY RELATED (4.2%)
 *Swift Energy Co............................................ 1,400      29,575
 *Weatherford Enterra, Inc................................... 4,900     155,575
                                                                     ----------
                                                                        185,150
-------------------------------------------------------------------------------
HEALTH CARE (13.8%)
 *Acuson Corp................................................ 6,900     167,325
 *Alza Corp.................................................. 5,000     146,250
 *HEALTHSOUTH Corp........................................... 5,800     114,550
 *Sofamor Danek Group, Inc................................... 4,500     175,500
                                                                     ----------
                                                                        603,625
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (13.7%)
 Horace Mann Educators Corp................................    4,400 $  206,250
 Mercury General Corp......................................    1,700    105,400
 Mutual Risk Management Ltd................................    3,400    124,950
 USF&G Corp................................................    8,100    162,000
                                                                     ----------
                                                                        598,600
-------------------------------------------------------------------------------
RETAIL (4.9%)
 *Cole National Corp., Class A.............................    2,600     85,800
 *Zale Corp................................................    6,900    127,650
                                                                     ----------
                                                                        213,450
-------------------------------------------------------------------------------
SERVICE (3.8%)
 *Concord EFS, Inc.........................................    4,500     88,875
 Lesco, Inc................................................    4,500     77,625
                                                                     ----------
                                                                        166,500
-------------------------------------------------------------------------------
TECHNOLOGY (3.7%)
 *Technical Data Corp......................................    6,700    163,313
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $3,744,755)......................           3,737,406
-------------------------------------------------------------------------------
                                                              FACE
                                                             AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (13.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (13.6%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due 05/01/97,
  to be repurchased at $592,086, collateralized by $595,389
  of various U.S. Treasury Notes, 4.75%-6.125% due 8/31/98-
  10/31/98, valued at $592,476 (COST $592,000)............. $592,000    592,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%) (COST $4,336,755)(a).............           4,329,406
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.8%)..................              35,890
-------------------------------------------------------------------------------
NET ASSETS (100%)..........................................          $4,365,296
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
(a) The cost for federal income tax purposes was $4,336,755. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $7,349. This consisted of aggregate gross unrealized appreciation for all securities of $140,182 and aggregate gross unrealized depreciation for all securities of $147,531.

   The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                                       SMALL CAP   SMALL/MID CAP
                                                       PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost................................ $32,729,415   $4,336,755
                                                      ===========   ==========
 Investments, at Value (Including Repurchase Agree-
  ments of $3,098,000 & $592,000, respectively)...... $34,333,375   $4,329,406
 Cash................................................         314          456
 Receivable for Investments Sold.....................   2,154,115       56,191
 Receivable for Portfolio Shares Sold................       2,667          --
 Dividends Receivable................................       2,338          276
 Interest Receivable.................................         447           86
 Receivable from Investment Adviser--Note B..........         --         4,209
 Other Assets........................................         632          --
--------------------------------------------------------------------------------
  Total Assets.......................................  36,493,888    4,390,624
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased...................     565,625          --
 Payable for Investment Advisory Fees--Note B........      18,805          --
 Payable for Administrative Fees--Note C.............       9,754        3,982
 Payable for Custodian Fees--Note D..................       9,390        6,097
 Payable for Account Services Fees--Note F ..........         979          --
 Payable for Directors' Fees--Note G.................         739        1,123
 Other Liabilities...................................      28,801       14,126
--------------------------------------------------------------------------------
  Total Liabilities..................................     634,093       25,328
--------------------------------------------------------------------------------
NET ASSETS........................................... $35,859,795   $4,365,296
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital..................................... $34,539,540   $4,470,481
 Undistributed Net Investment Income/Loss............    (123,412)       1,847
 Accumulated Net Realized Loss.......................    (160,293)     (99,683)
 Unrealized Appreciation/Depreciation................   1,603,960       (7,349)
--------------------------------------------------------------------------------
NET ASSETS........................................... $35,859,795   $4,365,296
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value)
  (Authorized 25,000,000)............................   2,617,233      427,609
 Net Asset Value, Offering and Redemption Price Per
  Share.............................................. $     13.70   $    10.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                              SMALL CAP             SMALL/MID CAP
                                              PORTFOLIO              PORTFOLIO*
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest..........................          $    64,673              $  15,754
 Dividends.........................               41,142                  8,238
---------------------------------------------------------------------------------
  Total Income.....................              105,815                 23,992
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees....................... $133,375              $ 11,625
  Less: Fees Waived................      --      133,375   (11,625)         --
                                    --------              --------
 Administrative Fees--Note C.......               46,926                 14,800
 Registration and Filing Fees......               15,746                  4,952
 Printing Fees.....................               11,695                  9,948
 Custodian Fees--Note D............                4,531                  6,097
 Audit Fees........................                9,152                  6,332
 Directors' Fees--Note G...........                1,176                  1,580
 Account Services Fees--Note F.....                  979                    --
 Legal Fees........................                  971                  1,537
 Other.............................                5,020                    683
 Expenses Assumed by the Adviser--
  Note B...........................                  --                 (27,649)
---------------------------------------------------------------------------------
   Total Expenses..................              229,571                 18,280
 Expense Offset--Note A............                 (344)                   --
---------------------------------------------------------------------------------
   Net Expenses....................              229,227                 18,280
---------------------------------------------------------------------------------
NET INVESTMENT INCOME/LOSS.........             (123,412)                 5,712
---------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS...             (139,572)               (99,683)
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON
 INVESTMENTS.......................           (1,355,131)                (7,349)
---------------------------------------------------------------------------------
TOTAL NET LOSS ON INVESTMENTS......           (1,494,703)              (107,032)
---------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS.........          $(1,618,115)             $(101,320)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* For the period November 1, 1996 (Commencement of Operations) to April 30,
  1997.

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Loss...................................  $  (123,412) $  (205,126)
 Net Realized Gain/Loss................................     (139,572)   3,396,281
 Net Change in Unrealized Appreciation/Depreciation....   (1,355,131)     733,634
----------------------------------------------------------------------------------
  Net Increase/Decrease in Net Assets Resulting from
   Operations..........................................   (1,618,115)   3,924,789
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Realized Gain.....................................   (3,201,639)  (3,317,853)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    8,258,693   13,453,557
   --In Lieu of Cash Distributions.....................    3,051,693    3,273,715
 Redeemed..............................................   (4,119,228)  (2,755,914)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    7,191,158   13,971,358
----------------------------------------------------------------------------------
 Total Increase........................................    2,371,404   14,578,294
Net Assets:
 Beginning of Period...................................   33,488,391   18,910,097
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income/loss of $(123,412) and $0, respectively)......  $35,859,795  $33,488,391
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1) Shares Issues and Redeemed:
  Shares Issued........................................      547,556      865,521
  In Lieu of Cash Distributions........................      210,470      242,677
  Shares Redeemed......................................     (269,375)    (171,457)
----------------------------------------------------------------------------------
                                                             488,651      936,741
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                   PERIOD FROM
                                                                NOVEMBER 1, 1996*
                                                                TO APRIL 30, 1997
                                                                   (UNAUDITED)
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.........................................    $    5,712
 Net Realized Loss.............................................       (99,683)
 Net Change in Unrealized Appreciation/Depreciation............        (7,349)
---------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operation..........      (101,320)
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.........................................        (3,865)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular...............................................     5,438,371
    --In Lieu of Cash Distributions............................         3,433
 Redeemed......................................................      (971,323)
---------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.................     4,470,481
---------------------------------------------------------------------------------
 Total Increase................................................     4,365,296
Net Assets:
 Beginning of Period...........................................           --
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment income
  of $1,847)...................................................    $4,365,296
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
(1)Shares Issues and Redeemed:
  Shares Issued................................................       519,454
  In Lieu of Cash Distributions................................           340
  Shares Redeemed..............................................       (92,185)
---------------------------------------------------------------------------------
                                                                      427,609
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

* Commencement of Operations.

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                          SIX MONTHS
                             ENDED                                     JULY 1,
                           APRIL 30,    YEARS ENDED OCTOBER 31,      1994*** TO
                             1997       -----------------------      OCTOBER 31,
                          (UNAUDITED)      1996          1995           1994
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 15.73     $     15.87   $     11.14      $10.00
---------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss)................      (0.05)          (0.10)        (0.07)       0.01
 Net Realized and
  Unrealized Gain
  (Loss)................      (0.50)           2.73          4.81        1.13
---------------------------------------------------------------------------------
  Total From Investment
   Operations...........      (0.55)           2.63          4.74        1.14
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..        --              --          (0.01)        --
 In Excess of Net
  Investment Income.....        --              --          (0.00)#       --
 Net Realized Gain......      (1.48)          (2.77)          --          --
---------------------------------------------------------------------------------
  Total Distributions...      (1.48)          (2.77)        (0.01)        --
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 13.70     $     15.73   $     15.87      $11.14
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN............      (4.01)%**       19.43 %       42.59 %+    11.40%**+
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $35,860     $    33,488   $    18,910      $8,287
Ratio of Expenses to
 Average Net Assets.....       1.28 %*         1.37 %        1.40 %      1.40%*
Ratio of Net Investment
 Income (Loss) to
 Average Net Assets.....      (0.69)%*        (0.78)%       (0.63)%      0.30%*
Portfolio Turnover Rate.         91 %           181 %         180 %         5%
Average Commission
 Rate##.................    $0.0500     $    0.0509           N/A         N/A
---------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..        N/A             N/A   $      0.01      $ 0.05
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       1.28 %*         1.37 %        1.40 %       N/A
---------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.
 #  Value is less than 0.01 per share.
## For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD


                                                                 PERIOD FROM
                                                             NOVEMBER 1, 1996***
                                                              TO APRIL 30, 1997
                                                                 (UNAUDITED)
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................        $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.....................................           0.02
 Net Realized and Unrealized Gain++........................           0.21
--------------------------------------------------------------------------------
  Total From Investment Operations.........................           0.23
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.....................................          (0.02)
--------------------------------------------------------------------------------
  Total Distributions......................................          (0.02)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.............................        $ 10.21
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN...............................................           2.30%**+
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands)......................        $ 4,365
Ratio of Expenses to Average Net Assets....................           1.25%*
Ratio of Net Investment Income to Average Net Assets.......           0.39%*
Portfolio Turnover Rate....................................             49%
Average Commission Rate....................................        $0.0778
--------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share.................................................        $  0.09
Ratio of Expenses to Average Net Assets Including Expense
 Offsets...................................................           1.25%*
--------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations.
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.
++ The amount shown for the period ended April 30, 1997 for a share outstanding throughout that period does not accord with the aggregate net losses on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments of the Portfolio.

   The accompanying notes are an integral part of the financial statements.

                         RICE, HALL, JAMES PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Rice, Hall, James Small Cap Portfolio and Rice, Hall, James Small/Mid Cap Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  RICE, HALL, JAMES SMALL CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small market capitalization companies.

  RICE, HALL, JAMES SMALL/MID CAP PORTFOLIO seeks to provide maximum capital appreciation, consistent with reasonable risk to principal by investing primarily in small/mid market capitalization companies.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued not exceeding the current asked prices nor less than the current bid prices. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                         RICE, HALL, JAMES PORTFOLIOS

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments of net operating losses.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Rice, Hall, James & Associates (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio at a fee calculated at an annual rate of 0.75% and 0.80% of average daily net assets, respectively. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% and 1.25% of average daily net assets, respectively.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.04% of average daily net assets of each Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services,

                         RICE, HALL, JAMES PORTFOLIOS
including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the period ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
   RICE, HALL, JAMES PORTFOLIOS                               FEES       CGFSC
   ----------------------------                          -------------- -------
   Small Cap............................................    $46,926     $39,742
   Small/Mid Cap........................................     14,800      14,219

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. For the period February 28, 1997 to April 30, 1997, there were no fees associated with the Services Agreement for the Rice, Hall, James Small/Mid Cap Portfolio.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the period ended April 30, 1997, the Rice, Hall, James Small Cap Portfolio and the Rice, Hall, James Small/Mid Cap Portfolio made purchases of $31,668,759 and $5,035,758 and sales of $30,349,633 and
$1,191,321 of investment securities other than long-term U.S. Government and short-term securities, respectively. There were no purchases or sales of long-term U.S. Government securities.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is

                         RICE, HALL, JAMES PORTFOLIOS
accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the period ended April 30, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   RICE, HALL, JAMES PORTFOLIOS                           SHAREHOLDERS OWNERSHIP
   ----------------------------                           ------------ ---------
   Small Cap.............................................       1        15.2%
   Small/Mid Cap.........................................       1        11.7%

-------------------------------------------------------------------------------

                UAM FUNDS SAMI PREFERRED STOCK INCOME PORTFOLIO

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer
Director, President
and Chairman

John T. Bennett, Jr.
Director

Philip D. English
Director

William A. Humenuk
Director

Peter M. Whitman, Jr.
Director

William H. Park
Vice President

Karl O. Hartmann
Assistant Secretary

Michael E. DeFao
Secretary

Gary L. French
Treasurer

Robert R. Flaherty
Assistant Treasurer

Gordon M. Shone
Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Spectrum Asset Management, Inc.
 Four High Ridge Park
 Stamford, CT 06905

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]

                             SAMI PREFERRED STOCK
                               INCOME PORTFOLIO

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

DEAR SHAREHOLDER:

The net assets of the SAMI Preferred Stock Income Portfolio (the "Portfolio") declined slightly during the second fiscal quarter ended April 30, 1997 from $33.2 million to $32 million. This 3.6% drop in assets resulted from one client reducing their investment to cover internal cash needs. Our goal of $100 million by year end is still very real as marketing efforts have increased recently. Although we are included in UAM's distribution efforts, the Portfolio is geared primarily toward institutional investors and requires face to face sales efforts by our in house sales force.

The total return for the latest quarter was 2.80% compared to 1.29% for the 3-month U.S. Treasury Bill Index. The fiscal year to date return (six months) was 5.38%. These returns compare favorably relative to the average return on the 3-month U.S. Treasury Bill Index over the same time period of 2.56%. On a taxable-equivalent basis, corporate taxpaying investors qualifying for the 70% Dividends Received Deduction (DRD) would have needed a 3.37% return for the quarter and 5.63% for the six months ended April 30, 1997 in order to achieve the same after-tax return earned on the Portfolio.

The Portfolio's performance continued to exceed the alternative investments by a relatively wide margin primarily due to our strategic adjustment implemented in early 1995 of investing in preferred stocks with positive convexity. Given the strong technicals in the preferred stock market recently, having stocks with upside potential has enhanced the total return of the Portfolio. Additionally, for the second consecutive quarter, the interest rate hedge helped protect the Portfolio from losses resulting from higher rates. The 30 year Treasury Bond rose from 6.79% to 7.00% during the second fiscal quarter, after starting the fiscal year at 6.61% on November 1, 1996.

The proposed reduction in the DRD from 70% to 50% by the White House is still uncertain. Although we have heard of a budget agreement on Capital Hill, no details have been discussed to date. Our sources believe that the DRD will remain at 70%, but we won't celebrate until we hear something definite.

Looking ahead, we anticipate additional spread tightening between our underlying product, preferred stocks, and our hedge of Treasury futures and options on Treasury futures. The strong technicals in the market should remain indefinitely.

Sincerely,

/s/Scott T. Fleming                       /s/Mark A. Lieb

Scott T. Fleming                          Mark A. Lieb
Chairman                                  President

                      DEFINITION OF THE COMPARATIVE INDEX
                      -----------------------------------

The 3-month U.S. Treasury Bill Index is a return equivalent of yield averages of the last 3-month Treasury Bill issues.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the Adviser did not have temporary fee waivers on behalf of the Portfolio, total return for the Portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            SHARES    VALUE+
-------------------------------------------------------------------------------
PREFERRED STOCKS (91.7%)
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.7%)
 First Maryland Bancorp., Series A, 7.875%.................  34,500 $   892,688
 Fleet Financial Group, Inc., Series VI, 6.75%.............  20,000   1,052,760
 Morgan Stanley Group, Inc., 7.75%.........................  10,000     533,000
                                                                    -----------
                                                                      2,478,448
-------------------------------------------------------------------------------
INDUSTRIAL (8.0%)
 El Paso Tennessee Pipeline Co., Series A, 8.25%...........  20,000   1,082,500
 Ford Motor Co., Series B, 8.25%...........................  53,600   1,476,680
                                                                    -----------
                                                                      2,559,180
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.6%)
 McDonald's Corp., Series E, 7.72%.........................  19,970     514,227
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.6%)
 GTE Florida, Inc., Series A, $1.25........................  42,636     824,197
-------------------------------------------------------------------------------
UTILITIES--ELECTRICAL & GAS (71.8%)
 Alabama Power Co., 4.52%..................................   5,185     347,317
 Atlantic City Electric Co., 4.75%.........................   8,800     605,968
 Baltimore Gas & Electric Co., 6.99%.......................  11,000   1,177,000
 Central Illinois Light Co., 5.85%.........................  10,000     981,250
 Duke Power Co., Series W, 7.00%...........................  12,000   1,289,700
 Empire District Electric Co., 8.125%...................... 118,265   1,241,783
 Florida Power & Light Co., Series U, 6.75%................  11,000   1,163,250
 Georgia Power Co., $4.92..................................   6,580     490,111
 Gulf Power Co., 5.16%.....................................   1,638     127,739
 Hawaiian Electric Co., Series R, 8.75%....................   4,650     489,412
 Indiana Michigan Power Co., 6.875%........................   5,000     524,375
 Indianapolis Power & Light Co., 8.20%.....................   7,310     740,138
 Jersey Central Power & Light Co., 8.65%...................   2,500     257,500
 Kentucky Utility Co., 6.53%...............................  12,330   1,254,393
 NICOR, Inc., 4.48%........................................  28,000   1,067,500
 Pacific Enterprises, Inc., $4.36..........................  21,930   1,466,240
 Pacific Gas & Electric Co., Series U, 7.04%...............   8,000     210,400
 Phillips Gas Co., Series A, 9.32%.........................  44,340   1,137,764
 Public Service Electric & Gas Co., 4.08%..................  14,615     883,988
 Public Service Electric & Gas Co., Series E, 5.28%........   1,620     126,336
 Puget Sound Power & Light Co., 4.84%......................   5,800     472,700
 San Diego Gas & Electric Co., $1.70.......................  47,000   1,230,507

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
 PREFERRED STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 UTILITIES--ELECTRICAL & GAS (CONTINUED)
  South Carolina Electric & Gas Co., 6.52%..............     12,500 $ 1,273,125
  Southern California Edison Co., 4.24%.................     76,300   1,239,570
  Southern California Edison Co., 6.05%.................      5,000     511,250
  Union Electric Co., $4.56.............................     15,800   1,113,900
  Virginia Electric & Power Co., $7.05..................      7,500     803,250
  WPS Resources Corp., 6.88%............................      7,500     797,812
                                                                    -----------
                                                                     23,024,278
-------------------------------------------------------------------------------
 TOTAL PREFERRED STOCKS (COST $28,415,303)..............             29,400,330
-------------------------------------------------------------------------------
                                                           NO. OF
                                                         CONTRACTS
-------------------------------------------------------------------------------
 PURCHASED PUT OPTION (0.6%)
-------------------------------------------------------------------------------
 *U.S. Treasury Bond expiring 9/97, strike price $104
  (COST $152,777).......................................        162     174,657
-------------------------------------------------------------------------------
                                                            FACE
                                                           AMOUNT
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENT (6.4%)
-------------------------------------------------------------------------------
 REPURCHASE AGREEMENT (6.4%)
  Chase Securities, Inc. 5.20%, dated 4/30/97, due
   5/1/97, to be repurchased at $2,046,296,
   collateralized by $2,057,714 of various U.S. Treasury
   Notes, 4.75%-6.125% due from 8/31/98-10/31/98, valued
   at $2,047,644 (COST $2,046,000)...................... $2,046,000   2,046,000
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS (98.7%) (COST $30,614,080) (A).......             31,620,987
-------------------------------------------------------------------------------
 OTHER ASSETS AND LIABILITIES (1.3%)....................                427,808
-------------------------------------------------------------------------------
 NET ASSETS (100%)......................................            $32,048,795
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +See Note A to Financial Statements.
 *Non-Income Producing Security.
(a) The cost for federal income tax purposes was $30,614,080. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $1,006,907. This consisted of aggregate gross unrealized appreciation for all securities of $1,126,404 and aggregate gross depreciation for all securities of $119,497.

   The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost............................................. $30,614,080
                                                                   ===========
 Investments, at Value............................................ $31,620,987
 Cash.............................................................         875
 Margin Deposit on Futures Contracts..............................     400,000
 Dividends Receivable.............................................     133,783
 Interest Receivable..............................................         296
 Other Assets.....................................................         382
-------------------------------------------------------------------------------
  Total Assets....................................................  32,156,323
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Daily Variation Margin on Futures....................      54,062
 Payable for Investment Advisory Fees--Note B.....................      11,189
 Payable for Administrative Fees--Note C..........................       7,640
 Payable for Custodian Fees--Note D...............................       5,883
 Payable for Directors' Fees--Note G..............................         738
 Other Liabilities................................................      28,016
-------------------------------------------------------------------------------
  Total Liabilities...............................................     107,528
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,048,795
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.................................................. $38,100,487
 Undistributed Net Investment Income..............................     185,383
 Accumulated Net Realized Loss....................................  (7,581,326)
 Unrealized Appreciation..........................................   1,344,251
-------------------------------------------------------------------------------
NET ASSETS........................................................ $32,048,795
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001 par value) (Authorized
  25,000,000).....................................................   3,382,232
 Net Asset Value, Offering and Redemption Price Per Share......... $      9.48
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends...................................................        $1,060,112
 Interest....................................................            34,346
--------------------------------------------------------------------------------
  Total Income...............................................         1,094,458
--------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B
  Basic Fees.................................................$108,485
  Less: Fees Waived.......................................... (37,484)   71,001
                                                             --------
 Administrative Fees--Note C.................................            46,340
 Printing Fees...............................................            15,036
 Registration and Filing Fees................................             6,759
 Audit Fees..................................................             6,640
 Custodian Fees--Note D......................................             4,728
 Directors' Fees--Note G.....................................             1,155
 Legal Fees..................................................               946
 Other Expenses..............................................             2,813
--------------------------------------------------------------------------------
  Total Expenses.............................................           155,418
 Expense Offset--Note A......................................            (1,487)
--------------------------------------------------------------------------------
  Net Expenses...............................................           153,931
--------------------------------------------------------------------------------
NET INVESTMENT INCOME........................................           940,527
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments.................................................           449,287
 Futures.....................................................          (561,047)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS)...............................          (111,760)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
 Investments.................................................          (407,114)
 Futures.....................................................           975,281
--------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION.....           568,167
--------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS.........           456,407
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........        $1,396,934
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED
                                                       APRIL 30, 1997 OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $   940,527   $ 2,105,461
 Net Realized Gain (Loss)............................      (111,760)      579,737
 Net Change in Unrealized Appreciation/Depreciation..       568,167       (79,896)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     1,396,934     2,605,302
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (911,122)   (2,176,090)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................     5,818,047     4,747,638
   --In Lieu of Cash Distributions...................       632,324     1,740,608
 Redeemed............................................    (2,415,350)  (13,178,408)
----------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transac-
   tions.............................................     4,035,021    (6,690,162)
----------------------------------------------------------------------------------
 Total Increase (Decrease)...........................     4,520,833    (6,260,950)
Net Assets:
 Beginning of Period.................................    27,527,962    33,788,912
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $185,383 and $155,978, respective-
  ly)................................................   $32,048,795   $27,527,962
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1) Shares Issued and Redeemed:
 Shares Issued.......................................       623,668       515,084
 In Lieu of Cash Distributions.......................        67,691       191,511
 Shares Redeemed.....................................      (256,124)   (1,428,353)
----------------------------------------------------------------------------------
                                                            435,235      (721,758)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SAMI PREFERRED STOCK INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS                                            JUNE 23,
                              ENDED           YEARS ENDED OCTOBER 31,            1992*** TO
                          APRIL 30, 1997  ------------------------------------   OCTOBER 31,
                           (UNAUDITED)     1996      1995     1994      1993        1992
----------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  9.34      $  9.21   $  9.29  $  9.98   $ 10.09     $ 10.00
----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.28         0.58      0.67     0.60      0.60        0.14
 Net Realized and
  Unrealized Gain
  (Loss)................        0.14         0.14     (0.08)   (0.71)    (0.07)       0.03
----------------------------------------------------------------------------------------------
  Total from Investment
   Operations...........        0.42         0.72      0.59    (0.11)     0.53        0.17
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.28)       (0.59)    (0.67)   (0.58)    (0.61)      (0.08)
 In Excess of Net
  Realized Gain.........         --           --        --       --      (0.03)        --
----------------------------------------------------------------------------------------------
  Total Distributions...       (0.28)       (0.59)    (0.67)   (0.58)    (0.64)      (0.08)
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $  9.48      $  9.34   $  9.21  $  9.29   $  9.98     $ 10.09
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
TOTAL RETURN............        5.38%+**     8.17%+    6.67%   (1.15)%    5.47%+      1.70%+**
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $32,049      $27,528   $33,789  $91,221   $49,671     $23,904
Ratio of Expenses to
 Average Net Assets.....        1.00%*       0.99%     0.98%    0.89%     0.82%       0.97%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        6.06%*       6.26%     7.03%    6.45%     6.10%       6.36%*
Portfolio Turnover Rate.          32%          77%       44%      65%      144%         16%
Average Commission Rate
 #......................     $0.0310      $0.0302       N/A      N/A       N/A         N/A
----------------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.01      $  0.02       N/A      N/A   $  0.01     $  0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.99%*       0.99%     0.98%     N/A       N/A         N/A
----------------------------------------------------------------------------------------------

  * Annualized
 ** Not annualized
*** Commencement of Operations
  + Total return would have been lower had certain expenses not been waived and expenses assumed by the Adviser during the periods indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

   The accompanying notes are an integral part of the financial statements.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The SAMI Preferred Stock Income Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the Portfolio is to provide a high level of dividend income consistent with capital preservation.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Exchange listed preferred securities for which market quotations are readily available may be valued at the last quoted sales price as of the close of business on the day the valuation is made by the primary exchange on which the securities are traded. Under procedures approved by the Board of Directors, fixed income securities and most fixed-dividend preferred securities are valued according to the broadest and most representative market which will ordinarily be the over-the-counter market or if there is no actively quoted market price, the securities may be valued based on a matrix system which considers such factors as security prices, yields and maturities. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the Portfolio had available $8,119,031 of capital loss carryover for Federal income tax purposes, which will expire October 31, 2003. For the year ended October 31, 1996, the Portfolio utilized capital loss carryovers for Federal income tax purposes of $1,123,458.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

  4. FUTURES AND OPTIONS CONTRACTS: The Portfolio may use futures and options contracts to hedge against changes in the values of securities the Portfolio owns or expects to purchase. The Portfolio may also write covered options on securities it owns or in which it may invest to increase its current returns.

  The potential risk to the Portfolio is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

  Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

  The Portfolio had the following futures contracts open at April 30, 1997:

                                                                              NET
                                         NUMBER                            UNREALIZED
                                           OF      AGGREGATE  EXPIRATION  APPRECIATION
   CONTRACTS                            CONTRACTS FACE VALUE     DATE    (DEPRECIATION)
   ---------                            --------- ----------- ---------- --------------
   Sales:
   U.S. Treasury Long Bond.............    130    $14,206,562 June 1997     $329,531
   U.S. Treasury 10 Year Note..........     25      2,674,219 June 1997        7,813
                                                                            --------
                                                                            $337,344
                                                                            ========

  5. DISTRIBUTIONS TO SHAREHOLDERS: The Portfolio will normally distribute substantially all of its net investment income monthly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  6. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio have been increased to include expense offsets for custodian balance credits, if any.

                     SAMI PREFERRED STOCK INCOME PORTFOLIO

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Spectrum Asset Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.99% of average daily net assets.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06% of average daily net assets of the Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned $46,340 from the Portfolio as Administrator of which $37,042 was paid to CGFSC for its services as sub-Administrator.

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolio's assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolio. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services. For the period from February 28, 1997 to April 30, 1997, there were no fees associated with the Services Agreement for the Portfolio.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer

                     SAMI PREFERRED STOCK INCOME PORTFOLIO
of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997, the Portfolio made purchases of $11,996,726 and sales of $9,361,173 of investment securities other than long-term U.S. Government securities and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

I. CONCENTRATION OF CREDIT: The Portfolio invests primarily in preferred and fixed income securities in the utilities industry. The Portfolio is more susceptible to economic factors adversely affecting the utilities industry than portfolios that are not concentrated in this industry to the same extent.

J. LINE OF CREDIT: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolio had no borrowings under the agreement.

K. OTHER: At April 30, 1997, 76.1% of total shares outstanding were held by five record shareholders owning 10% or greater of the aggregate total shares outstanding.

The Portfolio placed a portion of its portfolio transactions with the Adviser, which is a registered broker/dealer. The commissions paid to the Adviser for the six months ended April 30, 1997 amounted to $15,545. For the six months ended April 30, 1997, the Adviser waived a portion of its commissions, amounting to $1,003 for the Portfolio.

-------------------------------------------------------------------------------

                                   UAM FUNDS
                               SIRACH PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer                  William H. Park
Director, President               Vice President
and Chairman
                                  Michael E. DeFao
John T. Bennett, Jr.              Secretary
Director
                                  Karl O. Hartmann
Philip D. English                 Assistant Secretary
Director
                                  Gary L. French
William A. Humenuk                Treasurer
Director
                                  Robert R. Flaherty
Peter M. Whitman, Jr.             Assistant Treasurer
Director
                                  Gordon M. Shone
                                  Assistant Treasurer
-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sirach Capital Management, Inc.
 3323 One Union Square
 Seattle, Washington 98101

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


                       [LOGO OF UAM FUNDS APPEARS HERE]


                                    SIRACH
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                      SIRACH PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Sirach Special Equity Portfolio...........................................   6
  Sirach Growth Portfolio...................................................  10
  Sirach Strategic Balanced Portfolio.......................................  14
  Sirach Fixed Income Portfolio.............................................  21
  Sirach Short-Term Reserves Portfolio......................................  25
  Sirach Equity Portfolio...................................................  27
Statement of Assets and Liabilities.........................................  31
Statement of Operations.....................................................  33
Statement of Changes in Net Assets
  Sirach Special Equity Portfolio...........................................  35
  Sirach Growth Portfolio...................................................  36
  Sirach Strategic Balanced Portfolio.......................................  37
  Sirach Fixed Income Portfolio.............................................  38
  Sirach Short-Term Reserves Portfolio......................................  39
  Sirach Equity Portfolio...................................................  40
Financial Highlights
  Sirach Special Equity Portfolio...........................................  41
  Sirach Growth Portfolio...................................................  42
  Sirach Strategic Balanced Portfolio.......................................  43
  Sirach Fixed Income Portfolio.............................................  44
  Sirach Short-Term Reserves Portfolio......................................  45
  Sirach Equity Portfolio...................................................  46
Notes to Financial Statements...............................................  47

--------------------------------------------------------------------------------

May, 1997

Dear Shareholders:

The first six months of fiscal 1997, ending April 30, 1997, was a strong period for the economy. GDP for the fourth quarter of 1996 was 3.8% and for the first quarter of 1997 was 5.6%. Though inflation, as measured by the CPI has remained well in check, the Federal Reserve Board felt compelled to tighten monetary policy as a preemptive strike against growing demand for goods and services. The Fed has expressed concern with the low unemployment rate and upward pressure it sees on the employment cost index. The tightening move was thus an effort in the eyes of the Fed to slow the economy and get ahead of any inflationary pressures. This clearly put upward pressure on interest rates during the period and lead to a correction in the S&P 500 Index of near 10% from its high. Late in April signs of economic slowing and further weak inflation news caused market participants to believe that tightening by the Fed may end up being less than expected and lead to sharp rallies in both the bond and stock markets.

                        SIRACH SPECIAL EQUITY PORTFOLIO

During the first half of fiscal year 1997, the financial markets have been concerned that a strong economy, though helping to produce strong profit growth, may ignite inflation in the future even though inflation is benign today. The market has reacted sharply to economic data as it is released. 100 point Dow moves up and down are frequent. This volatility and unstable rate environment has caused a flight to safety favoring large over small and value (lower price/earnings ratios) over growth (higher price/earnings ratios). So while the bull market continued for large cap stocks, a bear market developed in fast growing small cap stocks.

The Dow Jones Industrial Average and the S&P 500 Index led the way, as they have for 3.5 years, with returns of 17.42% and 14.71%, respectively, during the six months ended April 30, 1997. The S&P 400 Midcap Index and the small cap Russell 2000 Index lagged with returns of 6.88% and 1.61%, respectively. The Russell 2000 Value Index vastly outperformed the Russell 2000 Growth Index of 10.13% to -7.29%, respectively. This dramatic shift to value with indiscriminate selling of high growth small stocks regardless of the underlying fundamentals affected the Special Equity Portfolio Institutional Class particularly hard as it returned -19.45% and ended with assets of $348.2 million.

Emerging growth P/E multiples relative to the P/E multiple of the S&P 500 Index are off more than 40% from their highs at the beginning of 1996. This compression in relative multiples has occurred despite the absence of a general deterioration in the underlying fundamentals of emerging growth stocks and is the worst compression in the shortest period of time in the last 20 years, leaving the sector deeply oversold. Absolute P/E multiples are off more than 30% in the same time period second only to the 1987 crash.

The underlying fundamentals of the vast majority of the stocks held in Special Equity Portfolio have not changed and in fact in most cases have actually improved. During the past 6 months over 95% of our companies met or exceeded Wall Street earnings expectations which has been a typical pattern of results for us over the last 7 years. We have consistently upgraded the earnings quality of the Portfolio during this period of turmoil and feel extremely comfortable with the stocks we are currently holding.

Technology (which includes Computer Software, Office Equipment, Technology & Communication), Healthcare (which includes Healthcare and Pharmaceuticals) and Consumer Cyclical (which includes Lodging & Restaurants and Retail) continue to be our largest sectors and while we are still underweighted, we have gradually added to the Finance (which includes Banks, Financial Services and Insurance) and Energy sectors during this period of weakness.

The small cap growth sector is deeply oversold due to investors love affair with liquidity in a nervous market. We believe this sector is the best value in the market place--it is selling at one of the lowest P/E to growth rates in recent history--and as investors start focusing on 1998 the valuations will be too compelling to pass up. This may have started already in the month of May as the sector bounced more than 10% in the first week. Small cap stocks are just as illiquid on the upside as they have recently been to the downside.

                            SIRACH GROWTH PORTFOLIO

The Sirach Growth Portfolio ended the first six months of fiscal 1997 with net assets of $145.0 million. The Institutional Class return of 9.24% compares favorably with the Lipper Growth Funds return of 8.52%, but trails the S&P 500 Index performance of 14.71%. While performance relative to other growth managers as measured by Lipper is quite positive, performance relative to the S&P 500 Index has proven more difficult. The Sirach Growth Portfolio is a large cap portfolio (with average cap at $24 billion), but is constructed with a broad exposure to mid and large cap companies. During the most recent period, this exposure to some medium sized companies has hindered performance relative to the index. The S&P 500 Index is a capitalization weighted index, thus giving greater impact to returns from the very largest companies. These large companies have performed quite strongly as investor's have sought liquidity and stability in the current market environment. The growth in indexing has also contributed to this trend. In terms of sectors, Healthcare, Consumer Cyclical, and Finance were poor performers during the period. In Healthcare, our holdings in pharmaceuticals have performed quite well, but exposure to some medical supply and product companies hindered returns. Our Finance holdings were negatively impacted by Federal Reserve actions to raise interest rates. Strong contribution to performance came from the Consumer Staple sector. Food producers and household products companies were especially strong.

Finance continues as the largest sector weighting in the Portfolio. We did reduce exposure slightly in consumer finance companies, believing banks and insurance companies more attractive at the current time. Healthcare and Capital Goods round out our top three sector weightings. Our Healthcare positions continue to be spread amongst health care providers, pharmaceuticals and medical supply and product companies. Capital Goods is represented by equipment manufacturers and environmental management companies, with consolidation and improving efficiency as the drivers to better earnings.

We are underweighted in the Technology sector. During the period we eliminated holdings in the computer services area as earnings growth prospects increasingly came into question. Pricing pressures have emerged as competition has increased. The Energy sector remains a market weighting. We currently favor oil service companies in this sector. These companies are benefiting from increasing offshore oil drilling and the trend for large multinational oil companies to contract out much of the business they used to do internally.

We continue to concentrate on companies with strong earnings dynamics, believing that they will be rewarded over the long term with strong relative performance.

                      SIRACH STRATEGIC BALANCED PORTFOLIO

The Sirach Strategic Balanced Portfolio had net assets of $80.2 million on April 30, 1997. Asset allocation was 48% common stocks, 50% fixed income and the remainder in cash equivalents.

The common stock characteristics for the Sirach Strategic Balanced Portfolio are identical to the Sirach Growth Portfolio, while the bond characteristics match the Sirach Fixed Income Portfolio.

                         SIRACH FIXED INCOME PORTFOLIO

For the six months ended April 30, 1997 the Sirach Fixed Income Portfolio had a positive return of 1.98%. This compares favorably with the Lehman Brothers Aggregate Bond Index return of 1.70%. On April 30, the Portfolio's net assets were $38.2 million.

Earlier this year, we thought that the economy was stronger than many analysts were predicting. Subsequent economic reports have supported this view. Rates have risen over 0.5% in most maturities with the largest increase in the two to five year segments. We expect rates to move modestly higher. The yield curve should continue to flatten as short rates react more negatively to Federal Reserve Board policy.

For the past six months, the Portfolio's duration was modestly defensive at 98% of market duration. We reduced the barbell maturity structure in March as the yield spread between 2 and 30 year maturities approached a narrow 60 basis points. Both strategies added value during the period. Sector overweights in corporates and asset-backed's generated, on average a 20 basis point yield advantage to the market. Yield, in addition to a general tightening in yield spread, also contributed to the Portfolio's performance during the period. Portfolio quality remains high at the AA level.

The Portfolio's derivative exposure is entirely collateralized mortgage obligations and mortgage backed securities. These are well structured, high quality securities with conservative price behavior in even the most extreme interest rate environments. They are used primarily as a high quality alternative to the corporate sector.

Our current strategy is as follows:

  DURATION: Relative to inflation, interest rates are currently fair value. We expect to increase duration as rates rise.

  MATURITY STRUCTURE: The Portfolio continues to be overweighted in long and short maturities. However, we are moving away from this barbell structure as the yield curve flattens.

  SECTOR ALLOCATION: We have a modest allocation to structured products (CMO's, Mortgages and Asset-Backed Securities) but the average maturity and contribution to Portfolio duration is relatively low. The Portfolio remains underweighted in treasuries and agencies.

                     SIRACH SHORT-TERM RESERVES PORTFOLIO

For the six months ended April 30, 1997 the Sirach Short-Term Reserves Portfolio had a positive return of 2.53% versus 2.56% for the 90 day U.S. Treasury Bill. On April 30, the Portfolio's net assets were $13.5 million.

The Portfolio's duration was maintained at 25 years during the period. Sector overweights in agencies and corporates generated extra portfolio yield and contributed to the Portfolio's performance for the quarter. Portfolio quality remains at the AA level.

                            SIRACH EQUITY PORTFOLIO

The Sirach Equity Portfolio completed the first half of fiscal 1997 with net assets of $16.6 million, an increase of $8.9 million over the first fiscal quarter. The Portfolio's return for the first six months was 8.16%, in line with the Lipper Growth Funds return of 8.52%, but trailing the S&P 500 Index gain of 14.71%. The S&P 500 Index has recently proven to be a difficult index to outperform. Market leadership has been narrowly focused in a few very large multinational companies. Though the S&P 500 Index covers a broad capitalization range, it's average cap size is over $40 billion. Being a capitalization weighted index causes the largest companies to have a dramatic impact on performance of the total index. This strong performance of a few very large companies relative to smaller companies has been driven by strong and stable earnings, investor's desire for liquidity, indexing, and share buybacks. The Sirach Equity Portfolio has an average cap size of slightly over $20 billion. While the Portfolio has owned some of the strong multinational companies, performance has been impacted by our holdings in some mid-sized companies. Holdings in the Technology sector also negatively impacted performance. Concerns regarding competitive pressures and weakness in Europe heavily impacted three of our holdings in particular. Though earnings and other fundamentals of these companies remain intact, market psychology toward them dampened considerably, and their valuation contracted. The Finance sector hit rough waters during the period at first, fear of Fed tightening, and then the actual event raised investor's concerns regarding the impact of rising rates on these company's earnings. A final factor negatively impacting performance for the period was the timing of the large cash flow into the Portfolio experienced in the second quarter. The contribution arrived just as the market was beginning a strong upmove in April, thus causing cash levels to be higher then desired. Though it impacted performance, this is one problem we can appreciate. Cash levels are now near desired levels. On the positive side, our holdings in Consumer Staples, Energy, and Healthcare performed well relative to the index and contributed nicely to our positive absolute return.

Healthcare has become our largest sector weighting. Holdings in this sector are spread broadly among pharmaceuticals, producers of medical products and supplies, and medical care providers. Strong new drug cycles, innovation, and strong cost control have been drivers to healthy earnings progress amongst these companies. Finance, Capital Goods (which includes Electronics, Equipment and Environmental), and Technology remain the other heavy weightings in the Portfolio. Finance and Technology weightings were slightly reduced during the period. In Finance we eliminated some consumer finance holdings, choosing to focus more on banks and insurance companies. In Technology, we reduced exposure to specific companies experiencing slowdowns in revenue growth or earnings expectations and added exposure to the semiconductor area.

Our weighting in the Consumer Cyclical sector has been reduced during the period. We have moved away from some specialty retail and restaurant holdings due to competitive pressures on margins and have favored department store and food retailers where cost control has been emphasized and revenue growth has resumed after several difficult years. Energy remains near a market weight. Here we focus on oil service companies which are experiencing rapid earnings growth due to high demand from offshore drilling activity.

Our emphasis continues to be on earnings as the long term driver to stock performance. Our holdings exhibit strong earnings characteristics which we feel will be rewarded. We would be pleased to address any questions you may have.

Please contact us with any questions you may have.

Sincerely,

SIRACH CAPITAL MANAGEMENT, INC.

                    DEFINITIONS OF THE COMPARATIVE INDICES

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The 3-month U.S. Treasury Bill Index is a return equivalent of yield averages of the last 3-month Treasury Bill issues.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly-traded companies.

The S&P 400 Midcap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million.

The Lipper Growth Fund Index is an unmanaged index composed of the 30 largest funds by asset size in this investment objective.

The Russell 2000 Value Index contains those Russell 2000 securities with below-average growth orientation. These securities tend to exhibit lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than in the Growth universe.

The Russell 2000 Growth Index is made up of those Russell 2000 securities with an above-average growth orientation. These securities tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth than the Value universe.

The Lehman Brothers Aggregate Bond Index is an unmanaged fixed income market value-weighted index that combines the Lehman Brothers Government/Corporate Index and the Lehman Brothers Mortgage-Backed Securities Index. It includes fixed rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par values of at least $100 million for U.S. Government issues and $25 million for others.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry and are listed on the New York Stock Exchange.

Comparisons of performance assume reinvestment of dividends.

Please note that one can not invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. If the adviser did not have temporary fee waivers and did not assume expenses on behalf of the Sirach Fixed Income, the Short-Term Reserves and the Sirach Equity Portfolios, the total return for each portfolio would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (88.9%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.4%)
 AAR Corp. ...............................................  48,900 $  1,454,775
-------------------------------------------------------------------------------
BANKS (0.2%)
 City National Corp. .....................................  24,450      559,294
 Provident Bancorp, Inc. .................................   7,400      288,600
                                                                   ------------
                                                                        847,894
-------------------------------------------------------------------------------
CHEMICALS (0.8%)
 Crompton & Knowles Corp. ................................ 129,750    2,822,062
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (20.2%)
 Adobe Systems, Inc. .....................................  48,900    1,900,988
 *CBT Group plc ADR ......................................  97,450    4,750,687
 *Cognos, Inc. ........................................... 361,600    9,175,600
 *Compuware Corp. ........................................ 333,100   12,574,525
 *Electronics Arts, Inc. ................................. 338,600    8,147,562
 *Hyperion Software Corp. ................................ 313,700    5,058,412
 *Inso Corp. ............................................. 195,100    4,121,488
 *Keane, Inc. ............................................  12,150      563,456
 *Platinum Technology, Inc. .............................. 215,600    2,614,150
 *Structural Dynamics Research Corp. ..................... 550,300   11,590,694
 *Symantec Corp. ......................................... 272,300    3,914,313
 Veritas Software Corp. .................................. 179,284    6,039,623
                                                                   ------------
                                                                     70,451,498
-------------------------------------------------------------------------------
ELECTRONICS (2.3%)
 *Micron Electronics, Inc. ............................... 120,200    2,449,075
 *SCI Systems, Inc. ......................................  91,550    5,653,213
                                                                   ------------
                                                                      8,102,288
-------------------------------------------------------------------------------
ENERGY (2.2%)
 *Global Marine, Inc. ....................................  98,300    1,978,288
 *Newpark Resources, Inc. ................................  36,700    1,646,913
 *Smith International, Inc. ..............................  33,750    1,598,906
 *Varco International, Inc. .............................. 107,900    2,481,700
                                                                   ------------
                                                                      7,705,807
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.6%)
 Superior Services, Inc. .................................  16,450 $    370,125
 *United Waste Systems, Inc. ............................. 105,950    3,569,191
 *U.S. Filter Corp. ...................................... 169,150    5,137,931
                                                                   ------------
                                                                      9,077,247
-------------------------------------------------------------------------------
FINANCIAL SERVICES (7.1%)
 *Amresco, Inc. .......................................... 280,550    4,067,975
 Countrywide Credit Industries, Inc. ..................... 203,400    5,517,225
 *Envoy Corp. ............................................ 189,250    3,986,078
 *Imperial Credit Industries, Inc. ....................... 249,310    3,614,995
 The Money Store, Inc. ................................... 359,650    7,754,953
                                                                   ------------
                                                                     24,941,226
-------------------------------------------------------------------------------
HEALTH CARE (6.2%)
 *Advanced Technology Labs, Inc. ......................... 114,850    3,790,050
 *Curative Health Services, Inc. ......................... 183,100    4,302,850
 ESC Medical Systems Ltd .................................  88,400    2,386,800
 PhyMatrix Corp. ......................................... 198,100    2,290,531
 *Renal Treatment Centers, Inc. .......................... 185,350    4,008,194
 *Total Renal Care Holdings, Inc. ........................ 157,950    5,074,144
                                                                   ------------
                                                                     21,852,569
-------------------------------------------------------------------------------
INSURANCE (2.2%)
 American Bankers Insurance Group, Inc. ..................  87,450    4,612,988
 HCC Insurance Holdings, Inc. ............................ 116,300    2,922,037
                                                                   ------------
                                                                      7,535,025
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (1.8%)
 CKE Restaurants, Inc. ................................... 190,700    3,742,487
 La Quinta Inns, Inc. .................................... 108,750    2,378,906
                                                                   ------------
                                                                      6,121,393
-------------------------------------------------------------------------------
METALS (0.9%)
 Titanium Metals Corp. ................................... 121,000    3,138,438
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.3%)
 *Dura Pharmaceuticals, Inc. ............................. 176,200 $  5,120,813
 Jones Medical Industries, Inc. .......................... 221,300    7,869,981
 *Medicis Pharmaceutical Corp., Class A .................. 232,075    5,700,342
                                                                   ------------
                                                                     18,691,136
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST (0.3%)
 Sunstone Hotel Investors, Inc. ..........................  82,900    1,108,788
-------------------------------------------------------------------------------
RETAIL (9.1%)
 *CDW Computer Centers, Inc. ............................. 122,200    5,819,775
 *Gadzooks, Inc. ......................................... 265,900    7,461,819
 *General Nutrition Cos., Inc. ........................... 270,500    5,798,844
 *Genesco, Inc. .......................................... 122,300    1,421,738
 *Just For Feet, Inc. .................................... 377,500    6,040,000
 Pacific Sunwear of California, Inc. .....................  63,150    1,989,225
 Ross Stores, Inc. .......................................  17,050      481,662
 *The Men's Wearhouse, Inc. .............................. 110,450    2,726,734
                                                                   ------------
                                                                     31,739,797
-------------------------------------------------------------------------------
SERVICES (11.8%)
 *ABR Information Services, Inc. ......................... 201,500    4,080,375
 *Accustaff, Inc. ........................................ 467,000    8,522,750
 *Apollo Group Inc., Class A ............................. 112,750    3,037,203
 *National TechTeam, Inc. ................................ 177,350    2,726,756
 Outdoor Systems, Inc. ................................... 139,350    3,849,544
 Registry, Inc. ..........................................  27,100    1,136,506
 *Robert Half International, Inc. ........................ 163,850    6,431,112
 Sykes Enterprises, Inc. ................................. 196,950    5,588,456
 Universal Outdoor Holdings, Inc. ........................ 220,650    5,902,388
                                                                   ------------
                                                                     41,275,090
-------------------------------------------------------------------------------
TECHNOLOGY (5.2%)
 *Cypress Semiconductor Corp. ............................ 198,450    2,753,494
 *McAfee Associates, Inc. ................................ 158,800    8,853,100
 *Ultratech Stepper, Inc. ................................ 104,250    1,869,984
 *Videoserver, Inc. ...................................... 280,400    4,661,650
                                                                   ------------
                                                                     18,138,228
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (6.4%)
 *ADC Telecommunications, Inc. ......................     213,650 $  5,581,606
 *Comverse Technology, Inc. .........................     184,350    7,281,825
 *Saville Systems Ireland plc........................     229,550    9,425,897
                                                                  ------------
                                                                    22,289,328
-------------------------------------------------------------------------------
TEXTILES & APPAREL (3.8%)
 Abercrombie & Fitch Co., Class A....................     288,200    4,214,925
 *Nautica Enterprises, Inc. .........................     409,450    9,007,900
                                                                  ------------
                                                                    13,222,825
-------------------------------------------------------------------------------
TRANSPORTATION (0.1%)
 *Yellow Corp. ......................................      24,450      469,134
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $310,329,898)..............              310,984,548
-------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (12.6%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (12.6%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $43,896,340,
  collateralized by $44,141,283 of various U.S.
  Treasury Notes, 4.75%-6.125% due from 8/31/98-
  10/31/98, valued at $43,925,265 (COST $43,890,000). $43,890,000   43,890,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%) (COST $354,219,898)(a)....              354,874,548
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-1.5%)...........               (5,224,846)
-------------------------------------------------------------------------------
NET ASSETS (100%)....................................             $349,649,702
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $354,219,898. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $654,650. This consisted of aggregate gross unrealized appreciation for all securities of $38,078,969 and aggregate gross unrealized depreciation for all securities of $37,424,319.

   The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (84.8%)
-------------------------------------------------------------------------------
BANKS (5.2%)
 BankAmerica Corp. .......................................  12,000 $  1,402,500
 Chase Manhattan Corp. ...................................  19,300    1,787,663
 Citicorp.................................................   5,199      585,537
 First Bank System, Inc. .................................  27,400    2,102,950
 Washington Federal, Inc. ................................  69,832    1,667,239
                                                                   ------------
                                                                      7,545,889
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.5%)
 ConAgra, Inc. ...........................................  46,800    2,696,850
 CPC International, Inc. .................................  29,400    2,429,175
                                                                   ------------
                                                                      5,126,025
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (2.9%)
 AlliedSignal, Inc. ......................................  33,200    2,398,700
 Caterpillar Inc. ........................................  21,000    1,869,000
                                                                   ------------
                                                                      4,267,700
-------------------------------------------------------------------------------
CHEMICALS (3.4%)
 Potash Corp. of Saskatchewan, Inc. ......................  39,000    2,998,125
 Praxair, Inc. ...........................................  37,200    1,920,450
                                                                   ------------
                                                                      4,918,575
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (3.6%)
 Computer Associates International, Inc. .................  56,000    2,912,000
 *Microsoft Corp., Inc. ..................................   5,700      692,906
 *Parametric Technology Co. ..............................  37,500    1,694,531
                                                                   ------------
                                                                      5,299,437
-------------------------------------------------------------------------------
CONSUMER STAPLES (2.6%)
 Clorox Co. ..............................................   9,500    1,210,062
 Gillette Co. ............................................  15,100    1,283,500
 Procter & Gamble Co. ....................................  10,000    1,257,500
                                                                   ------------
                                                                      3,751,062
-------------------------------------------------------------------------------
ELECTRONICS (1.7%)
 *LSI Logic Corp. ........................................  64,500    2,467,125
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (9.1%)
 Columbia Gas System, Inc. ...............................  20,500 $  1,268,437
 Halliburton Co. .........................................  41,200    2,909,750
 Mobil Corp. .............................................  18,200    2,366,000
 Schlumberger Ltd. .......................................   8,500      941,375
 Tidewater, Inc. .........................................  57,500    2,307,188
 Williams Cos., Inc. .....................................  76,750    3,367,406
                                                                   ------------
                                                                     13,160,156
-------------------------------------------------------------------------------
ENVIRONMENTAL (2.9%)
 *United Waste Systems, Inc. .............................  32,900    1,108,319
 *U.S. Filter Corp. ......................................  57,500    1,746,563
 *U.S.A. Waste Services, Inc. ............................  42,000    1,375,500
                                                                   ------------
                                                                      4,230,382
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.6%)
 Capital One Financial Corp. .............................  33,600    1,213,800
 Equifax, Inc. ...........................................  65,600    1,886,000
 Merrill Lynch & Co., Inc. ...............................  10,100      962,025
 MGIC Investment Corp. ...................................  27,800    2,258,750
 SunAmerica, Inc. ........................................  37,400    1,720,400
                                                                   ------------
                                                                      8,040,975
-------------------------------------------------------------------------------
HEALTH CARE (6.6%)
 *Boston Scientific Corp. ................................  26,300    1,268,975
 Cardinal Health, Inc. ...................................  27,750    1,477,687
 Columbia/HCA Healthcare Corp. ...........................  75,500    2,642,500
 *HEALTHSOUTH Corp. ...................................... 122,000    2,409,500
 *Tenet Healthcare Corp. .................................  70,600    1,835,600
                                                                   ------------
                                                                      9,634,262
-------------------------------------------------------------------------------
INDUSTRIAL (1.3%)
 Johnson Controls, Inc. ..................................  50,800    1,949,450
-------------------------------------------------------------------------------
INSURANCE (4.5%)
 American International Group, Inc. ......................  27,800    3,572,300
 Travelers, Inc. .........................................  25,666    1,421,255
 UNUM Corp. ..............................................  19,500    1,501,500
                                                                   ------------
                                                                      6,495,055
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MACHINERY/EQUIPMENT (4.4%)
 General Electric Co. ....................................  33,100 $  3,669,962
 Honeywell, Inc. .........................................  38,800    2,740,250
                                                                   ------------
                                                                      6,410,212
-------------------------------------------------------------------------------
MISCELLANEOUS (1.2%)
 Tyco International Ltd. .................................  27,600    1,683,600
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.3%)
 Hewlett-Packard Co. .....................................  36,200    1,900,500
-------------------------------------------------------------------------------
PHARMACEUTICALS (5.8%)
 Abbott Laboratories......................................  35,851    2,186,911
 Amgen, Inc. .............................................  19,500    1,146,844
 Merck & Co., Inc. .......................................  16,000    1,448,000
 Pfizer, Inc. ............................................  19,400    1,862,400
 Schering-Plough Corp. ...................................  21,900    1,752,000
                                                                   ------------
                                                                      8,396,155
-------------------------------------------------------------------------------
RETAIL (10.9%)
 *Costco Co., Inc. ....................................... 144,100    4,160,888
 *CUC International, Inc. ................................  46,500      982,312
 *Fred Meyer, Inc. .......................................  29,200    1,200,850
 Home Depot, Inc. ........................................  29,300    1,699,400
 *Safeway, Inc. ..........................................  60,200    2,686,425
 Sears, Roebuck & Co. ....................................  41,000    1,968,000
 *Staples, Inc. ..........................................  57,000    1,029,563
 Walgreen Co. ............................................  44,200    2,033,200
                                                                   ------------
                                                                     15,760,638
-------------------------------------------------------------------------------
SERVICES (1.9%)
 Service Corp. International..............................  78,500    2,688,625
-------------------------------------------------------------------------------
TECHNOLOGY (0.5%)
 *Cisco Systems, Inc. ....................................  14,400      746,100
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.4%)
 Lucent Technologies, Inc. ...............................  36,300    2,146,238
 *WorldCom, Inc. ......................................... 115,000    2,752,813
                                                                   ------------
                                                                      4,899,051
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TRANSPORTATION (1.1%)
 Illinois Central Corp. ..............................      48,550 $  1,614,287
-------------------------------------------------------------------------------
UTILITIES (1.4%)
 FPL Group, Inc. .....................................      45,600    2,034,900
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $105,748,861) ..............              123,020,161
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (15.1%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (15.1%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $21,908,164,
  collateralized by 22,030,413 of various U.S.
  Treasury Notes, 4.75%-6.125% due from 8/31/98-
  10/31/98, valued at $22,922,600 (COST $21,905,000) . $21,905,000   21,905,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%) (COST $127,653,861) (a).....              144,925,161
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (0.1%).............                   94,183
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $145,019,344
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  + See Note A to Financial Statements.
  * Non-Income Producing Security.
(a) The cost for federal income tax purposes was $127,653,861. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $17,271,300. This consisted of aggregate gross unrealized appreciation for all securities of $18,624,176 and aggregate gross unrealized depreciation for all securities of $1,352,876.

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (48.1%)
-------------------------------------------------------------------------------
BANKS (3.6%)
 BankAmerica Corp. ...................................       3,000 $    350,625
 Chase Manhattan Corp. ...............................       7,000      648,375
 Citicorp.............................................       3,051      343,619
 First Bank System, Inc. .............................       9,000      690,750
 Washington Federal, Inc. ............................      34,705      828,582
                                                                   ------------
                                                                      2,861,951
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (2.0%)
 ConAgra, Inc. .......................................      14,750      849,969
 CPC International, Inc. .............................       9,500      784,937
                                                                   ------------
                                                                      1,634,906
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (1.6%)
 AlliedSignal, Inc. ..................................       9,900      715,275
 Caterpillar Inc. ....................................       6,600      587,400
                                                                   ------------
                                                                      1,302,675
-------------------------------------------------------------------------------
CHEMICALS (1.9%)
 Potash Corp. of Saskatchewan, Inc. ..................      12,500      960,937
 Praxair, Inc. .......................................      10,950      565,294
                                                                   ------------
                                                                      1,526,231
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (1.7%)
 Computer Associates International, Inc. .............      12,500      650,000
 *Microsoft Corp. ....................................       2,500      303,906
 *Parametric Technology Co. ..........................       8,500      384,094
                                                                   ------------
                                                                      1,338,000
-------------------------------------------------------------------------------
CONSUMER STAPLES (1.7%)
 Clorox Co. ..........................................       3,000      382,125
 Gillette Co. ........................................       5,100      433,500
 Procter & Gamble Co. ................................       4,050      509,288
                                                                   ------------
                                                                      1,324,913
-------------------------------------------------------------------------------
ELECTRONICS (0.8%)
 *LSI Logic Corp. ....................................      17,500      669,375
-------------------------------------------------------------------------------

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ENERGY (5.3%)
 Columbia Gas System, Inc. ...........................       5,500 $    340,313
 Halliburton Co. .....................................      13,000      918,125
 Mobil Corp. .........................................       6,500      845,000
 Schlumberger Ltd. ...................................       2,500      276,875
 Tidewater, Inc. .....................................      18,500      742,312
 Williams Cos., Inc. .................................      25,750    1,129,781
                                                                   ------------
                                                                      4,252,406
-------------------------------------------------------------------------------
ENVIRONMENTAL (1.7%)
 *United Waste Systems, Inc. .........................      12,200      410,988
 *U.S.A. Waste Services, Inc. ........................      13,500      442,125
 *U.S. Filter Corp. ..................................      18,000      546,750
                                                                   ------------
                                                                      1,399,863
-------------------------------------------------------------------------------
FINANCIAL SERVICES (3.4%)
 Capital One Financial Corp. .........................      11,500      415,438
 Equifax, Inc. .......................................      21,300      612,375
 Merrill Lynch & Co., Inc. ...........................       4,500      428,625
 MGIC Investment Corp. ...............................       8,000      650,000
 SunAmerica, Inc. ....................................      13,000      598,000
                                                                   ------------
                                                                      2,704,438
-------------------------------------------------------------------------------
HEALTH CARE (3.4%)
 *Boston Scientific Corp. ............................       8,500      410,125
 Cardinal Health, Inc. ...............................       9,450      503,212
 Columbia/HCA Healthcare Corp. .......................      17,875      625,625
 *HEALTHSOUTH Corp. ..................................      33,000      651,750
 *Tenet Healthcare Corp. .............................      20,000      520,000
                                                                   ------------
                                                                      2,710,712
-------------------------------------------------------------------------------
INSURANCE (2.7%)
 American International Group, Inc. ..................       9,000    1,156,500
 Travelers, Inc. .....................................       7,333      406,065
 UNUM Corp. ..........................................       7,500      577,500
                                                                   ------------
                                                                      2,140,065
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
MACHINERY/EQUIPMENT (2.1%)
 General Electric Co. ................................       9,500 $  1,053,313
 Honeywell, Inc. .....................................       9,000      635,625
                                                                   ------------
                                                                      1,688,938
-------------------------------------------------------------------------------
MANUFACTURING (0.7%)
 Johnson Controls, Inc. ..............................      14,200      544,925
-------------------------------------------------------------------------------
MISCELLANEOUS (0.7%)
 Tyco International Ltd. .............................       9,500      579,500
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (0.8%)
 Hewlett-Packard Co. .................................      11,800      619,500
-------------------------------------------------------------------------------
PHARMACEUTICALS (3.4%)
 Abbott Laboratories..................................      13,049      795,989
 Amgen, Inc. .........................................       6,500      382,281
 Merck & Co., Inc. ...................................       4,450      402,725
 Pfizer, Inc. ........................................       5,100      489,600
 Schering-Plough Corp. ...............................       8,500      680,000
                                                                   ------------
                                                                      2,750,595
-------------------------------------------------------------------------------
RETAIL (5.9%)
 *Costco Companies, Inc. .............................      44,100    1,273,387
 *CUC International, Inc. ............................      12,500      264,063
 *Fred Meyer, Inc. ...................................       9,600      394,800
 Home Depot, Inc. ....................................       7,500      435,000
 *Safeway, Inc. ......................................      19,500      870,187
 Sears, Roebuck & Co. ................................      11,500      552,000
 *Staples, Inc. ......................................      19,000      342,000
 Walgreen Co. ........................................      13,500      621,000
                                                                   ------------
                                                                      4,752,437
-------------------------------------------------------------------------------
SERVICES (1.1%)
 Service Corp. International..........................      26,000      890,500
-------------------------------------------------------------------------------
TECHNOLOGY (0.3%)
 *Cisco Systems, Inc. ................................       4,500      233,156
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         SHARES       VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.0%)
 Lucent Technologies, Inc. ...........................      11,000 $    650,375
 *WorldCom, Inc. .....................................      39,500      945,531
                                                                   ------------
                                                                      1,595,906
-------------------------------------------------------------------------------
TRANSPORTATION (0.5%)
 Illinois Central Corp. ..............................      12,000      399,000
-------------------------------------------------------------------------------
UTILITIES (0.8%)
 FPL Group, Inc. .....................................      14,300      638,138
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $32,125,552)................               38,558,130
-------------------------------------------------------------------------------
                                                          FACE
                                                         AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (16.7%)
-------------------------------------------------------------------------------
BANKS (2.9%)
 Capital One Bank 6.66%, 8/17/98...................... $   750,000      750,075
 First USA Bank 6.125%, 10/30/97......................     800,000      800,904
 ++Merita Bank Ltd. 5.889%, 12/1/05...................     750,000      749,063
                                                                   ------------
                                                                      2,300,042
-------------------------------------------------------------------------------
ENERGY (1.0%)
 Occidental Petroleum Corp. 11.125%, 6/1/19...........     750,000      840,000
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (1.7%)
 Time Warner Entertainment Co. 8.375%, 3/15/23........   1,375,000    1,368,125
-------------------------------------------------------------------------------
FINANCIAL SERVICES (6.9%)
 American General Finance Corp. 7.45%, 7/1/02.........   1,000,000    1,018,750
 #Jefferson-Pilot Capital Trust 8.285%, 3/1/46........     750,000      746,250
 Lehman Brothers Holdings Inc. 6.90%, 3/30/01.........   1,200,000    1,188,000
 Paine Webber Group, Inc. 6.39%, 9/22/97..............   1,000,000    1,000,560
 Salomon Inc. 7.20%, 2/1/04...........................     700,000      693,000
 Salomon Inc., Medium Term Note, Series D 7.25%,
  8/18/97.............................................     900,000      903,204
                                                                   ------------
                                                                      5,549,764
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        FACE AMOUNT    VALUE+

--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------
INDUSTRIAL (2.3%)
 Chryslar Corp. 7.45%, 2/1/97.......................... $ 1,000,000 $    956,250
 News America Holdings, Inc. 7.75%, 12/1/45............     950,000      871,625
                                                                    ------------
                                                                       1,827,875
--------------------------------------------------------------------------------
TELECOMMUNICATIONS (1.9%)
 #Comcast Cable Communications Corp. 8.125%, 5/1/04....   1,000,000    1,001,250
 Tele-Communications Inc. 9.80%, 2/1/12................     475,000      514,781
                                                                    ------------
                                                                       1,516,031
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $13,508,361).....               13,401,837
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (15.9%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (0.3%)
 8.125%, 8/15/19.......................................     225,000      251,530
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (12.3%)
 6.25%, 10/31/01.......................................   4,575,000    4,521,106
 6.375%, 8/15/02.......................................     900,000      891,972
 7.875%, 11/15/04......................................     800,000      854,384
 5.875%, 11/15/05......................................     850,000      802,281
 6.875%, 5/15/06.......................................     300,000      302,304
 7.00%, 7/15/06........................................   2,450,000    2,489,591
                                                                    ------------
                                                                       9,861,638
--------------------------------------------------------------------------------
U.S. TREASURY STRIPS (3.3%)
 Zero Coupon, 5/15/03..................................   2,300,000    1,552,086
 Zero Coupon, 5/15/04..................................   1,675,000    1,054,010
                                                                    ------------
                                                                       2,606,096
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $12,825,936)....               12,719,264
--------------------------------------------------------------------------------
AGENCY SECURITIES (4.9%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (1.7%)
 6.50%, 1/1/26 Pool #D67614............................   1,409,061    1,331,563
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (3.2%)
 7.00%, 5/15/24 Pool #376510...........................   2,680,312    2,592,364
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $3,875,148)..............                3,923,927
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                       FACE AMOUNT    VALUE+

-------------------------------------------------------------------------------
ASSET BACKED SECURITIES (4.5%)
-------------------------------------------------------------------------------
 ++Airplanes Pass Through Trust, Series 1, Class A4
  6.058%, 3/15/19..................................... $   925,000 $    931,938
 Capital Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01..............................     850,000      845,971
 Metris Master Trust, Series 1996-1, Class A 6.45%,
  2/20/02.............................................   1,000,000      997,574
 Provident Bank Home Equity Loan Trust, Series 1997-1,
  Class A1 7.18%, 4/25/13.............................     791,156      788,189
-------------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $3,557,001).......                3,563,672
-------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (8.0%)
-------------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1993-13,
  Class A2 PAC (11) 6.00%, 11/25/08...................     898,000      892,270
 Federal National Mortgage Association, Series 1996-
  28, Class A, Structured Collateral 7.00%, 9/25/23...   1,125,000    1,058,906
 GE Capital Mortgage Services, Inc., Series 1997-2,
  Class 1A2 PAC-1 (11) 6.75%, 3/25/27.................     800,000      777,000
 Morgan Stanley Capital Corp. I, Series C, Class 4
  9.00%, 5/1/16.......................................     765,145      799,686
 Prudential Home Mortgage Securities Co., Series 1992-
  39, Class A4 PAC (11) 6.20%, 12/25/07...............   1,000,000      992,359
 Salomon Brothers Mortgage Securities VII, Series
  1996-2, Class A2 7.50%, 5/25/26.....................     393,307      396,346
 Salomon Brothers Mortgage Securities VII,
  Series 1997-LB2 Class A1 6.95%, 4/25/27.............     900,000      902,250
 The Money Store Home Equity Trust, Series 1995-B,
  Class A3 6.65%, 1/15/16.............................     620,864      621,120
-------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $6,452,413)....................................                6,439,937
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (2.2%)
-------------------------------------------------------------------------------
 Hydro-Quebec 7.50%, 4/1/16...........................     950,000      928,625
 Province de Quebec 11.00%, 6/15/15...................     750,000      853,125
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $1,834,352)......                1,781,750
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                       FACE AMOUNT   VALUE+

-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.0%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.0%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $2,418,349, collateral-
  ized by $2,431,844 of various U.S. Treasury Notes,
  4.75%-6.125% due 8/31/98-10/31/98, valued at
  $2,419,943 (COST $2,418,000)........................ $ 2,418,000 $ 2,418,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.3%) (COST $76,596,763) (a).....              82,806,517
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-3.3%)............              (2,621,161)
-------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $80,185,356
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   +See Note A to Financial Statements.
  ++Variable/floating rate security-rate disclosed is as of April 30, 1997.
   *Non-Income Producing Security.
   #144A Security--Certain conditions for public resale may exist.
PACPlanned Amortization Class.
   (a) The cost for federal income tax purposes was $76,596,763. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $6,209,754. This consisted of aggregate gross unrealized appreciation for all securities of $6,970,289 and aggregate gross unrealized depreciation for all securities of $760,535.

   The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            FACE
                                                           AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (36.3%)
-------------------------------------------------------------------------------
BANKS (2.1%)
 ++Anchor Savings 5.251%, 8/15/08....................... $  400,000 $   399,000
 Capital One Bank 6.66%, 8/17/98........................    400,000     400,040
                                                                    -----------
                                                                        799,040
-------------------------------------------------------------------------------
ENERGY (0.7%)
 Occidential Petroleum Corp. 11.125%, 6/1/19............    250,000     280,000
-------------------------------------------------------------------------------
ENTERTAINMENT & LEISURE TIME (2.6%)
 Time Warner Entertainment Co. 8.375%, 3/15/23..........    975,000     970,125
-------------------------------------------------------------------------------
FINANCIAL SERVICES (13.0%)
 American General Finance Corp. 7.45%, 7/1/02...........  1,000,000   1,018,750
 First Union Institutional Capital Corp. 8.04%, 12/1/26.    900,000     887,625
 Fisher Brothers Realty Co. 10.75%, 12/17/00............    600,000     607,500
 Lehman Brothers Holdings, Inc. 5.75%, 2/15/98..........  1,000,000     996,150
 Lehman Brothers Holdings, Inc. 8.875%, 11/1/98.........    225,000     232,560
 Salomon, Inc., Senior Note, 7.75%, 5/15/00.............    800,000     816,000
 US West Capital Funding, Inc. 7.95%, 2/1/69............    425,000     413,844
                                                                    -----------
                                                                      4,972,429
-------------------------------------------------------------------------------
INDUSTRIAL (2.4%)
 News America Holdings 7.75%, 12/1/45...................  1,000,000     917,500
-------------------------------------------------------------------------------
INSURANCE (8.4%)
 #Jefferson-Pilot Capital Trust Corp. 8.285%, 3/1/46....    900,000     895,500
 Liberty Mutual 7.875%, 10/15/26 7.875%, 10/15/26.......    500,000     483,125
 #Lumbermens Mutual Casualty Co. 9.15%, 7/1/26..........    900,000     967,500
 #W.R. Berkley Capital Trust Corp. 8.197%, 12/15/45.....    900,000     860,625
                                                                    -----------
                                                                      3,206,750
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (3.4%)
 Tele-Communications Inc. 9.80%, 2/1/12.................    250,000     270,938
 #Comcast Cable Communications Corp., 8.125%, 5/01/04...  1,000,000   1,001,250
                                                                    -----------
                                                                      1,272,188
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--(CONTINUED)
--------------------------------------------------------------------------------
UTILITIES (3.7%)
 Louisiana Power & Light, Series A 10.30%, 1/2/05........ $  473,000 $   483,051
 Philadelphia Electric 6.125%, 10/1/97...................    315,000     315,000
 System Energy Resources 7.28%, 8/1/99...................    400,000     401,000
 United Illuminating Co. 6.20%, 1/15/99..................    225,000     222,188
                                                                     -----------
                                                                       1,421,239
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $13,779,703).......             13,839,271
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (29.5%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (1.3%)
 7.125%, 2/15/23.........................................    475,000     478,838
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (24.3%)
 5.875%, 2/15/00.........................................  3,000,000   2,958,510
 6.25%, 10/31/01.........................................  2,300,000   2,272,906
 7.875%, 11/15/04........................................  2,950,000   3,150,541
 5.875%, 11/15/05........................................    325,000     306,754
 7.00%, 7/15/06..........................................    575,000     584,292
                                                                     -----------
                                                                       9,273,003
--------------------------------------------------------------------------------
U.S. TREASURY STRIPS (3.9%)
 0.00%, 5/15/03..........................................  1,400,000     944,748
 0.00%, 5/15/04..........................................    875,000     550,602
                                                                     -----------
                                                                       1,495,350
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $11,211,457)......             11,247,191
--------------------------------------------------------------------------------
MORTGAGE PASS THROUGH SECURITIES (6.8%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.1%)
 9.00%, 3/1/05 Pool #380076..............................    248,893     257,137
 6.00%, 12/15/08 Series 1932 Q...........................    350,000     328,562
 9.25%, 11/1/12 Pool #230112.............................    222,372     227,375
 6.50%, 1/1/26 Pool #67614...............................    406,001     383,671
                                                                     -----------
                                                                       1,196,745
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
MORTGAGE PASS THROUGH SECURITIES--(CONTINUED)
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.0%)
 6.50%, 5/1/09 Pool #250035........................... $  761,676 $   739,778
-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.7%)
 7.00%, 5/15/24 Pool #376510..........................    675,526     653,360
-----------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $2,595,136).............              2,589,883
-----------------------------------------------------------------------------
ASSET BACKED SECURITIES (7.1%)
-----------------------------------------------------------------------------
 ++Airplanes Pass Through Trust, Series 1, Class A4
  6.058%, 3/15/19.....................................    525,000     528,937
 Capital Equipment Receivables Trust, Series 1996-1,
  Class B 6.57%, 3/15/01..............................    275,000     273,697
 MDC Asset Investors Trust, Series VII, Class 6 9.00%,
  12/20/18............................................    423,503     443,167
 Metris Master Trust, Series 1996-1, Class A 6.45%,
  2/20/02.............................................    400,000     399,030
 Provident Bank Home Equity Loan Trust, Series 1996-1,
  Class A1 7.60%, 10/25/12............................    500,106     502,246
 Provident Bank Home Equity Loan Trust, Series 1997-1,
  Class A1 7.18%, 4/25/13.............................    395,578     394,094
 The Money Store Home Equity Trust, Series 95-B A3,
  6.65%, 1/15/16......................................    177,390     177,463
-----------------------------------------------------------------------------
TOTAL ASSET BACKED SECURITIES (COST $3,465,095).......              2,718,634
-----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (10.2%)
-----------------------------------------------------------------------------
 Citicorp Mortgage Securities, Inc., Series 1996-13,
  Class A2 PAC(11) 6.00%, 11/25/08....................    400,000     397,447
 Federal National Mortgage Association, Series 1996-
  28, Class A, Structured Collateral 7.00%, 09/25/23..    600,000     564,750
 GE Capital Mortgage Services, Inc., Series 97-2 1A2
  6.75%, 3/25/27......................................    750,000     728,437
 Independent National Mortgage Corp., Series 1995-R A1
  7.25%, 11/25/10.....................................    331,159     331,573
 Morgan Stanley Capital Corp. I, Series C, Class 4
  9.00%, 5/1/16.......................................    306,058     319,874
 Prudential Home Mortgage Securities Co., Series 1992-
  39, Class A4 PAC(11) 6.20%, 12/25/07................    400,000     396,944
 Salomon Brothers Mortgage Securities VII, Series
  1996-2, Class A2 7.50%, 5/25/26.....................    166,858     168,147
 Salomon Brothers Mortgage Securities VII, Series
  1997-LB2, Class A1 6.95%, 4/25/27...................  1,000,000   1,002,500
-----------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
 (COST $3,178,735)....................................              3,909,672
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS (1.6%)
-------------------------------------------------------------------------------
 Province de Quebec 11.00%, 6/15/15.................... $  225,000 $   255,938
 Quebec Province 7.125%, 2/9/24........................    400,000     368,500
-------------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $643,340).........                624,438
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (9.5%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (9.5%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $3,630,524, collateral-
  ized by $3,650,783 of various U.S. Treasury Notes,
  4.75%-6.125% due from 8/31/98-10/31/98, valued at
  $3,632,917 (COST $3,630,000).........................  3,630,000   3,630,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%) (COST $38,503,466)(a).......             38,559,089
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-1.0%).............               (390,122)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $38,168,967
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

  +  See Note A to Financial Statements.
 ++ Variable/floating rate security--rate disclosed is as of April 30, 1997. PAC Planned Amortization Class.
  #  144A Security--Certain conditions for public resale may exist.
 (a) The cost for federal income tax purposes was $38,503,466. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $55,623. This consisted of aggregate gross unrealized appreciation for all securities of $205,809 and aggregate gross unrealized depreciation for all securities of $150,186.

   The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
-------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (38.9%)
-------------------------------------------------------------------------------
BANKS (3.7%)
 First USA Bank 6.125%, 10/30/97 ........................ $  500,000 $  500,565
-------------------------------------------------------------------------------
FINANCIAL SERVICES (18.7%)
 Alco Capital Resources 8.07%, 6/6/97 ...................    500,000    500,845
 CNA Financial Corp. 8.875%, 3/1/98 .....................    450,000    459,473
 Heller Financial, Inc. 7.75%, 5/15/97 ..................    750,000    750,397
 Salomon, Inc., Series D 7.02%, 9/25/98 .................    300,000    302,445
 U.S. West Capital Funding, Inc. 9.42%, 11/7/97 .........    500,000    508,410
                                                                     ----------
                                                                      2,521,570
-------------------------------------------------------------------------------
INDUSTRIAL (7.5%)
 Occidental Petroleum Corp. 9.20%, 8/15/97 ..............    500,000    504,185
 W.R. Grace & Co., Series A 6.88%, 6/23/97 ..............    500,000    500,520
                                                                     ----------
                                                                      1,004,705
-------------------------------------------------------------------------------
TRANSPORTATION (3.8%)
 Union Pacific Corp., Series D 9.75%, 11/7/97 ...........    500,000    509,320
-------------------------------------------------------------------------------
UTILITIES (5.2%)
 Philadelphia Electric 6.125%, 10/1/97 ..................    700,000    700,000
-------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $5,236,103)............             5,236,160
-------------------------------------------------------------------------------
AGENCY SECURITIES (51.8%)
-------------------------------------------------------------------------------
FEDERAL FARM CREDIT BANK (14.9%)
 5.34%, 7/1/97 ..........................................  1,000,000    999,470
 5.38%, 8/1/97 ..........................................  1,000,000    999,320
                                                                     ----------
                                                                      1,998,790
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (7.4%)
 Zero Coupon, 6/30/97 ...................................  1,000,000    990,799
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (29.5%)
 Zero Coupon, 5/9/97 ....................................  2,000,000  1,997,915
 Zero Coupon, 7/18/97 ...................................  1,000,000    987,952
 Zero Coupon, 7/28/97 ...................................  1,000,000    986,428
                                                                     ----------
                                                                      3,972,295
-------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $6,963,793) ...............             6,961,884
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.2%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.2%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due 5/1/97,
  to be repurchased at $1,100,159, collateralized by
  $1,106,298 of various U.S. Treasury Notes, 4.75%-6.125%
  due from 8/31/98-10/31/98, valued at $1,100,884 (COST
  $1,100,000) ........................................... $1,100,000 $ 1,100,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%) (COST $13,299,896) (a) ........             13,298,044
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (1.1%) ...............                154,081
--------------------------------------------------------------------------------
NET ASSETS (100%) .......................................            $13,452,125
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  + See Note A to Financial Statements.
(a) The cost for federal income tax purposes was $13,299,896. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $1,852. This consisted of aggregate gross unrealized appreciation for all securities of $2,951 and aggregate gross unrealized depreciation for all securities of $4,803.

   The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS (93.5%)
-------------------------------------------------------------------------------
BANKS (5.4%)
 BankAmerica Corp. .........................................  2,050 $   239,594
 Chase Manhattan Corp. .....................................  2,850     263,981
 Citicorp...................................................  1,250     140,781
 First Bank System, Inc. ...................................  2,750     211,063
 Washington Federal, Inc. ..................................  1,870      44,646
                                                                    -----------
                                                                        900,065
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (3.9%)
 ConAgra, Inc. .............................................  5,750     331,344
 CPC International, Inc. ...................................  3,850     318,106
                                                                    -----------
                                                                        649,450
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (7.1%)
 AlliedSignal, Inc. ........................................  4,200     303,450
 Caterpillar, Inc. .........................................  2,900     258,100
 General Electric Co. ......................................  2,750     304,906
 Honeywell, Inc. ...........................................  4,500     317,813
                                                                    -----------
                                                                      1,184,269
-------------------------------------------------------------------------------
CHEMICALS (3.8%)
 Potash Corp. of Saskatchewan, Inc. ........................  3,750     288,281
 Praxair, Inc. .............................................  6,650     343,306
                                                                    -----------
                                                                        631,587
-------------------------------------------------------------------------------
CONSUMER STAPLES (4.3%)
 Clorox Co. ................................................  1,700     216,538
 Gillette Co. ..............................................  3,100     263,500
 Procter & Gamble Co. ......................................  1,900     238,925
                                                                    -----------
                                                                        718,963
-------------------------------------------------------------------------------
COMPUTER SOFTWARE (5.9%)
 *BMC Software, Inc. .......................................  5,850     252,647
 Computer Associates International, Inc. ...................  4,150     215,800
 *Microsoft Corp. ..........................................  1,750     212,734
 *Sterling Commerce, Inc. .................................. 11,350     293,681
                                                                    -----------
                                                                        974,862
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (1.7%)
 *LSI Logic Corp. ..........................................  7,500 $   286,875
-------------------------------------------------------------------------------
ENERGY (8.2%)
 Columbia Gas System, Inc. .................................  1,850     114,469
 Halliburton Co. ...........................................  4,400     310,750
 Mobil Corp. ...............................................  2,400     312,000
 Schlumberger Ltd. .........................................  1,000     110,750
 Tidewater, Inc. ...........................................  4,500     180,563
 Williams Cos., Inc. .......................................  7,375     323,578
                                                                    -----------
                                                                      1,352,110
-------------------------------------------------------------------------------
ENVIRONMENTAL (4.5%)
 *United Waste Systems, Inc. ...............................  5,900     198,756
 *U.S.A. Waste Services, Inc. ..............................  8,260     270,515
 *U.S. Filter Corp. ........................................  8,900     270,338
                                                                    -----------
                                                                        739,609
-------------------------------------------------------------------------------
FINANCIAL SERVICES (5.2%)
 Capital One Financial Corp. ...............................  6,750     243,844
 Equifax, Inc. .............................................  4,650     133,687
 Merrill Lynch & Co., Inc. .................................  1,250     119,063
 MGIC Investment Corp. .....................................  3,050     247,812
 SunAmerica, Inc. ..........................................  2,600     119,600
                                                                    -----------
                                                                        864,006
-------------------------------------------------------------------------------
HEALTH CARE (8.3%)
 *Boston Scientific Corp. ..................................  4,500     217,125
 Cardinal Health, Inc. .....................................  3,275     174,394
 Columbia/HCA Healthcare Corp. .............................  5,650     197,750
 *HEALTHSOUTH Corp. ........................................ 13,800     272,550
 *Oxford Health Plans, Inc. ................................  4,250     279,703
 *Tenet Healthcare Corp. ...................................  8,700     226,200
                                                                    -----------
                                                                      1,367,722
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
INSURANCE (4.5%)
 American International Group, Inc. ........................  2,450 $   314,825
 Travelers, Inc. ...........................................  3,783     209,484
 UNUM Corp. ................................................  2,850     219,450
                                                                    -----------
                                                                        743,759
-------------------------------------------------------------------------------
MANUFACTURING (0.9%)
 Johnson Controls, Inc. ....................................  4,000     153,500
-------------------------------------------------------------------------------
MISCELLANEOUS (1.7%)
 Tyco International Ltd. ...................................  4,700     286,700
-------------------------------------------------------------------------------
OFFICE EQUIPMENT (1.3%)
 Hewlett-Packard Co. .......................................  4,000     210,000
-------------------------------------------------------------------------------
PHARMACEUTICALS (8.6%)
 Abbott Laboratories........................................  5,250     320,250
 Amgen, Inc. ...............................................  2,500     147,031
 Johnson & Johnson..........................................  3,400     208,250
 Merck & Co., Inc. .........................................  2,350     212,675
 Pfizer, Inc. ..............................................  2,950     283,200
 Schering-Plough Corp. .....................................  3,250     260,000
                                                                    -----------
                                                                      1,431,406
-------------------------------------------------------------------------------
RETAIL (12.1%)
 *Borders Group, Inc. ......................................  7,900     167,875
 *Costco Companies, Inc. ................................... 11,450     331,334
 *CUC International, Inc. ..................................  4,000      84,500
 Home Depot, Inc. ..........................................  2,600     150,800
 *Fred Meyer, Inc. .........................................  4,050     166,556
 *Safeway, Inc. ............................................  6,050     269,981
 Sears, Roebuck & Co. ......................................  5,550     266,400
 *Staples, Inc. ............................................ 11,050     199,591
 Walgreen Co. ..............................................  8,200     377,200
                                                                    -----------
                                                                      2,014,237
-------------------------------------------------------------------------------
SERVICES (1.3%)
 Service Corp. International................................  6,400     219,200
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES     VALUE+
-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
TECHNOLOGY (0.8%)
 *Cisco Systems, Inc. .................................      2,400 $   124,350
-------------------------------------------------------------------------------
TELECOMMUNICATIONS (4.0%)
 *ADC Telecommunications, Inc. ........................      3,500      91,437
 Lucent Technologies, Inc. ............................      5,500     325,188
 *WorldCom, Inc. ......................................     10,300     246,556
                                                                   -----------
                                                                       663,181
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $14,495,153).................             15,515,851
-------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (8.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (8.9%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $1,482,214, collateral-
  ized by $1,490,485 of various U.S. Treasury Notes,
  4.75%-6.125% due from 8/31/98-10/31/98, valued at
  $1,483,191 (COST $1,482,000)......................... $1,482,000   1,482,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.4%) (COST $15,977,153)(a).......            $16,997,851
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (NET) (-2.4%).............               (396,913)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $16,600,938
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 + See Note A to Financial Statements.
 *Non-Income Producing Security.
(a) The cost for federal income tax purposes was $16,022,576. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $975,275. This consisted of aggregate gross unrealized appreciation for all securities of $1,210,083 and aggregate gross unrealized depreciation for all securities of $234,808.

   The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                             SIRACH                    SIRACH
                                            SPECIAL        SIRACH     STRATEGIC
                                             EQUITY        GROWTH     BALANCED
                                           PORTFOLIO     PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments at cost..................... $354,219,898  $127,653,861 $76,596,763
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Investments, at Value................... $310,984,548  $123,020,161 $82,806,517
 Repurchase Agreements...................   43,890,000    21,905,000         --
 Cash....................................           57           --          455
 Receivable for Investments Sold.........    3,014,739       248,936      67,892
 Receivable from Investment Advisor--Note
  B......................................          --            --          --
 Dividends Receivable....................       26,593        95,256      35,566
 Receivable for Portfolio Shares Sold....       67,089       120,602      51,637
 Interest Receivable.....................        6,340         3,164     471,462
 Other Assets............................        5,644           757         918
--------------------------------------------------------------------------------
  Total Assets...........................  357,995,010   145,393,876  83,434,447
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......    7,984,100       218,796   3,157,502
 Payable for Investment Advisory Fees--
  Note B.................................      198,117        74,006      41,761
 Payable for Dividends...................          --            --        3,443
 Payable for Administrative Fees--Note
  C......................................       42,234        16,845      12,288
 Payable for Custodian Fees--Note D......       44,248        18,311      13,540
 Payable to Custodian Bank...............          --          3,493         --
 Payable for Directors' Fees--Note G.....        2,183         1,207         958
 Payable for Distribution Fees--Note E...        1,207        15,186         188
 Payable for Account Services Fees--Note
  F......................................        3,455        10,150       2,760
 Other Liabilities.......................       69,764        16,538      16,651
--------------------------------------------------------------------------------
  Total Liabilities......................    8,345,308       374,532   3,249,091
--------------------------------------------------------------------------------
NET ASSETS............................... $349,649,702  $145,019,344 $80,185,356
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.........................  341,811,212   118,492,804  69,754,593
 Undistributed Net Investment Income
  (Loss).................................   (1,127,168)      178,794     299,827
 Accumulated Net Realized Gain (Loss)....    8,311,008     9,076,446   3,921,182
 Unrealized Appreciation/Depreciation....      654,650    17,271,300   6,209,754
--------------------------------------------------------------------------------
NET ASSETS............................... $349,649,702  $145,019,344 $80,185,356
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $348,246,092  $121,428,372 $79,641,404
 Shares Issued and Outstanding ($0.001
  par value)+............................   31,268,942     9,382,345   7,199,590
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      11.14  $      12.94 $     11.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS............................... $  1,403,610  $ 23,590,972 $   543,952
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000).....      126,279     1,823,909      49,192
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      11.12  $      12.93 $     11.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 + Authorized Institutional Class Shares    50,000,000    25,000,000  25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                            SIRACH       SIRACH
                                             FIXED     SHORT-TERM     SIRACH
                                            INCOME      RESERVES      EQUITY
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments at cost..................... $38,503,466  $13,299,896  $15,977,153
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Investments, at Value................... $38,559,089  $13,298,044  $16,997,851
 Repurchase Agreements...................         --           --           --
 Cash....................................     714,000          595          840
 Receivable for Investments Sold.........   1,583,200          --        69,120
 Receivable from Investment Advisor--Note
  B......................................         --         5,795          --
 Dividends Receivable....................         --           --        10,419
 Receivable for Portfolio Shares Sold....      11,738       33,768       20,727
 Interest Receivable.....................     561,839      135,333          214
 Other Assets............................         175          180           11
--------------------------------------------------------------------------------
  Total Assets...........................  41,430,041   13,473,715   17,099,182
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......   3,227,207          --       474,024
 Payable for Investment Advisory Fees--
  Note B.................................       9,849          --         4,262
 Payable for Dividends...................         --           --           --
 Payable for Administrative Fees--Note
  C......................................       8,830        7,025        5,012
 Payable for Custodian Fees--Note D......       6,187        4,413        5,557
 Payable to Custodian Bank...............         --           --           --
 Payable for Directors' Fees--Note G.....         698          664          834
 Payable for Distribution Fees--Note E...         --           --           --
 Payable for Account Services Fees--Note
  F......................................         940          925          380
 Other Liabilities.......................       7,363        8,563        8,175
--------------------------------------------------------------------------------
  Total Liabilities......................   3,261,074       21,590      498,244
--------------------------------------------------------------------------------
NET ASSETS............................... $38,168,967  $13,452,125  $16,600,938
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital.........................  38,289,961   13,379,222   15,632,049
 Undistributed Net Investment Income
  (Loss).................................     221,096       77,864       21,247
 Accumulated Net Realized Gain (Loss)....    (397,713)      (3,109)     (73,056)
 Unrealized Appreciation/Depreciation....      55,623       (1,852)   1,020,698
--------------------------------------------------------------------------------
NET ASSETS............................... $38,168,967  $13,452,125  $16,600,938
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
NET ASSETS............................... $38,168,967  $13,452,125  $16,600,938
 Shares Issued and Outstanding ($0.001
  par value)+............................   3,940,992    1,345,808    1,408,513
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share................... $      9.69  $     10.00  $     11.79
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL SERVICE CLASS SHARES
NET ASSETS...............................         --           --           --
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 10,000,000).....         --           --           --
 Net Asset Value, Offering, and Redemp-
  tion Price Per Share...................         --           --           --
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 + Authorized Institutional Class Shares   25,000,000   25,000,000   25,000,000

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                    SIRACH                                       SIRACH
                                    SPECIAL                 SIRACH              STRATEGIC
                                    EQUITY                  GROWTH              BALANCED
                                   PORTFOLIO              PORTFOLIO             PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................             $    172,058           $   673,466           $  225,619
 Interest.................                  519,799               617,519            1,450,013
-----------------------------------------------------------------------------------------------
  Total Income............                  691,857             1,290,985            1,675,632
-----------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fees..............  $1,389,497               $461,288              $262,365
  Less: Fees Waived.......         --     1,389,497       --      461,288       --     262,365
                            ----------               --------              --------
 Administrative Fees--Note
  C.......................                  276,919               101,118               73,424
 Custodian Fees--Note D...                   19,806                12,246                9,054
 Registration and Filing
  Fees....................                   70,768                19,342               14,567
 Audit Fees...............                   13,824                 7,616                7,710
 Legal Fees...............                   12,542                 3,190                2,713
 Printing Fees............                    7,085                 6,057                5,604
 Directors' Fees--Note G..                    3,725                 2,014                1,723
 Distribution Fees--Note
  E.......................                    1,713                22,755                  188
 Account Services Fees--
  Note F..................                    3,455                10,150                2,760
 Other Expenses...........                   25,052                13,424                9,051
 Expenses Assumed by the
  Adviser--Note B.........                      --                    --                   --
-----------------------------------------------------------------------------------------------
  Total Expenses..........                1,824,386               659,200              389,159
-----------------------------------------------------------------------------------------------
 Expense Offset--Note A...                   (5,361)                 (413)                (366)
-----------------------------------------------------------------------------------------------
  Net Expenses............                1,819,025               658,787              388,793
-----------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
 (LOSS)...................               (1,127,168)              632,198            1,286,839
-----------------------------------------------------------------------------------------------
NET REALIZED GAIN ON
 INVESTMENTS..............                7,921,319             9,323,387            4,129,894
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........              (86,359,013)            2,522,172             (718,622)
-----------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............              (78,437,694)           11,845,559            3,411,272
-----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
 NET ASSETS RESULTING FROM
 OPERATIONS...............             $(79,564,862)          $12,477,757           $4,698,111
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH PORTFOLIOS
STATEMENTS OF OPERATIONS--(CONTINUED)
For the Six Months Ended April 30, 1997 (Unaudited)

                                  SIRACH              SIRACH
                                  FIXED             SHORT-TERM            SIRACH
                                  INCOME             RESERVES             EQUITY
                                PORTFOLIO            PORTFOLIO           PORTFOLIO
----------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................            $     --             $    --             $ 40,712
 Interest.................              745,017             392,877              23,962
----------------------------------------------------------------------------------------
  Total Income............              745,017             392,877              64,674
----------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--Note B
  Basic Fees..............  $ 69,858             $ 27,988            $ 28,029
  Less: Fees Waived.......   (58,266)    11,592   (27,988)      --    (28,029)      --
                            --------             --------            --------
 Administrative Fees--Note
  C.......................               46,665              40,533              20,467
 Custodian Fees--Note D...                2,183               1,810               3,738
 Registration and Filing
  Fees....................                3,644               4,995               4,573
 Audit Fees...............                6,318               6,794               5,253
 Legal Fees...............                  650                 483                 223
 Printing Fees............                6,057               4,563               8,063
 Directors' Fees--Note G..                1,124               1,059               1,000
 Distribution Fees--Note
  E.......................                  --                  --                  --
 Account Services Fees--
  Note F..................                  940                 925                 380
 Other Expenses...........                1,607               2,269                 459
 Expenses Assumed by the
  Adviser--Note B.........                  --              (28,571)             (5,327)
----------------------------------------------------------------------------------------
  Total Expenses..........               80,780              34,860              38,829
----------------------------------------------------------------------------------------
 Expense Offset--Note A...                 (137)                --                  (23)
----------------------------------------------------------------------------------------
  Net Expenses............               80,643              34,860              38,806
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME ....              664,374             358,017              25,868
----------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS...........               62,985                 502             (60,756)
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........             (133,260)             (9,540)            930,325
----------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............              (70,275)             (9,038)            869,569
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............            $ 594,099            $348,979            $895,437
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                        ENDED
                                                      APRIL 30,     YEAR ENDED
                                                        1997        OCTOBER 31,
                                                     (UNAUDITED)       1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment (Loss)............................. $  (1,127,168) $  (1,418,991)
 Net Realized Gain.................................     7,921,319    103,695,546
 Net Change in Unrealized
  Appreciation/Depreciation........................   (86,359,013)     3,942,509
---------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
   From Operations.................................   (79,564,862)   106,219,064
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class..............................           --        (736,639)
 Net Realized Gain:
  Institutional Class..............................   (94,454,824)  (104,062,768)
  Institutional Service Class......................      (230,305)           --
---------------------------------------------------------------------------------
   Total Distributions.............................   (94,685,129)  (104,799,407)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Institutional Class:
  Issued--Regular..................................   222,412,816     49,166,742
        --In Lieu of Cash Distributions............    92,086,326    102,741,800
  Redeemed.........................................  (233,873,460)  (210,082,635)
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Institutional Class
    Shares.........................................    80,625,682    (58,174,093)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular..................................     1,076,280      1,760,960
        --In Lieu of Cash Distributions............       230,305            --
  Redeemed.........................................      (365,891)      (699,549)
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares.........................................       940,694      1,061,411
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share
    Transactions...................................    81,566,376    (57,112,682)
---------------------------------------------------------------------------------
 Total Decrease....................................   (92,683,615)   (55,693,025)
Net Assets:
 Beginning of Period...............................   442,333,317    498,026,342
---------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income (loss) of $(1,127,168) and $0, re-
  spectively)...................................... $ 349,649,702  $ 442,333,317
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 * Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED
                                                         APRIL 30,     YEAR ENDED
                                                            1997      OCTOBER 31,
                                                        (UNAUDITED)       1996
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income ...............................  $    632,198  $  1,180,493
 Net Realized Gain....................................     9,323,387    22,211,165
 Net Change in Unrealized Appreciation/Depreciation...     2,522,172     2,947,210
-----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions..............................................    12,477,757    26,338,868
-----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class.................................      (641,146)   (1,064,254)
  Institutional Service Class.........................       (63,169)       (3,552)
 Realized Net Gain:
  Institutional Class.................................   (18,774,806)          --
  Institutional Service Class.........................    (2,206,978)          --
-----------------------------------------------------------------------------------
   Total Distributions................................   (21,686,099)   (1,067,806)
-----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Institutional Class:
  Issued--Regular.....................................    18,332,128    32,367,362
    --In Lieu of Cash Distributions...................    18,702,862       985,751
  Redeemed............................................   (36,378,529)  (44,372,083)
-----------------------------------------------------------------------------------
   Net Increase (Decrease) from Institutional Class
    Shares............................................       656,461   (11,018,970)
-----------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular.....................................     9,002,139    14,445,297
    --In Lieu of Cash Distributions...................     2,270,147         3,552
  Redeemed............................................    (1,119,872)      (68,952)
-----------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares............................................    10,152,414    14,379,897
-----------------------------------------------------------------------------------
   Net Increase from Capital Share Transactions.......    10,808,875     3,360,927
-----------------------------------------------------------------------------------
 Total Increase.......................................     1,600,533    28,631,989
Net Assets:
 Beginning of Period..................................   143,418,811   114,786,822
-----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $178,794 and $250,911, respectively)......  $145,019,344  $143,418,811
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 22,
   1996.

    The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                        APRIL 30,    YEAR ENDED
                                                          1997      OCTOBER 31,
                                                       (UNAUDITED)      1996
---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $ 1,286,839  $  2,710,370
 Net Realized Gain....................................   4,129,894    11,567,491
 Net Change in Unrealized Appreciation/Depreciation...    (718,622)   (1,526,919)
---------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting From Opera-
   tions..............................................   4,698,111    12,750,942
---------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income:
  Institutional Class.................................  (1,319,764)   (2,789,994)
  Institutional Service Class*........................      (3,443)          --
 Net Realized Gain:
  Institutional Class.................................  (9,238,271)          --
---------------------------------------------------------------------------------
   Total Distributions................................ (10,561,478)   (2,789,994)
---------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Institutional Class:
  Issued--Regular.....................................   4,499,313    12,209,599
        --In Lieu of Cash Distributions...............  10,526,540     2,784,689
  Redeemed............................................ (12,961,038)  (37,359,268)
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Institutional Class
    Shares............................................   2,064,815   (22,364,980)
---------------------------------------------------------------------------------
 Institutional Service Class*:
  Issued--Regular.....................................     553,898           --
---------------------------------------------------------------------------------
   Net Increase from Institutional Service Class
    Shares............................................     553,898           --
---------------------------------------------------------------------------------
   Net Increase (Decrease) from Capital Share Transac-
    tions.............................................   2,618,713   (22,364,980)
---------------------------------------------------------------------------------
  Total Decrease......................................  (3,244,654)  (12,404,032)
Net Assets:
 Beginning of Period..................................  83,430,010    95,834,042
---------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $299,827 and $336,195, respectively)...... $80,185,356  $ 83,430,010
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

 *Initial offering of Institutional Service Class Shares began on March 7,
   1997.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                        APRIL 30,   YEAR ENDED
                                                          1997      OCTOBER 31,
                                                       (UNAUDITED)     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $   664,374  $   943,345
 Net Realized Gain....................................      62,985      173,221
 Net Change in Unrealized Appreciation/Depreciation...    (133,260)    (282,306)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................     594,099      834,260
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................    (581,292)    (898,915)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular......................................  21,230,836   10,044,016
--In Lieu of Cash Distributions.......................     583,325      897,150
 Redeemed.............................................  (2,461,320)  (7,511,761)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........  19,352,841    3,429,405
--------------------------------------------------------------------------------
 Total Increase.......................................  19,365,648    3,364,750
NET ASSETS:
 Beginning of Period..................................  18,803,319   15,438,569
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income
  of $221,096 and $138,014, respectively)............. $38,168,967  $18,803,319
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                          ENDED
                                                        APRIL 30,   YEAR ENDED
                                                          1997      OCTOBER 31,
                                                       (UNAUDITED)     1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income................................ $   358,017  $   827,593
 Net Realized Gain....................................         502          --
 Net Change in Unrealized Appreciation/Depreciation...      (9,540)        (619)
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................     348,979      826,974
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................    (374,581)    (838,639)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular......................................   5,699,126    6,000,675
--In Lieu of Cash Distributions.......................     351,647      834,416
 Redeemed.............................................  (8,214,045)  (9,671,711)
--------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions........  (2,163,272)  (2,836,620)
--------------------------------------------------------------------------------
 Total Decrease.......................................  (2,188,874)  (2,848,285)
Net Assets:
 Beginning of Period..................................  15,640,999   18,489,284
--------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income
  of $77,864 and $94,428, respectively)............... $13,452,125  $15,640,999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                     SIX MONTHS
                                                        ENDED
                                                      APRIL 30,   JULY 1, 1996**
                                                        1997      TO OCTOBER 31,
                                                     (UNAUDITED)       1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................. $    25,868    $    2,924
 Net Realized Gain (Loss)...........................     (60,756)       25,685
 Net Change in Unrealized Appreciation/Depreciation.     930,325        90,373
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................     895,437       118,982
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................      (6,330)       (1,215)
 Net Realized Gain..................................     (37,985)          --
--------------------------------------------------------------------------------
  Total Distributions...............................     (44,315)       (1,215)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (NOTE J):
 Issued--Regular....................................  10,367,743     6,424,415
      --In Lieu of Cash Distributions...............      44,315         1,215
 Redeemed...........................................  (1,072,275)     (133,364)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions......   9,339,783     6,292,266
--------------------------------------------------------------------------------
 Total Increase.....................................  10,190,905     6,410,033
Net Assets:
 Beginning of Period................................   6,410,033           --
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $21,247 and $1,709, respectively).. $16,600,938    $6,410,033
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

**Commencement of Operations

    The accompanying notes are an integral part of the financial statements.

SIRACH SPECIAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                    INSTITUTIONAL
                                                      INSTITUTIONAL CLASS                           SERVICE CLASS
                                          ---------------------------------------------------  -------------------------
                           SIX MONTHS                                                          SIX MONTHS
                              ENDED                                                               ENDED       MARCH 22,
                            APRIL 30,                YEAR ENDED OCTOBER 31,                     APRIL 30,     1996+ TO
                              1997        ---------------------------------------------------     1997       OCTOBER 31,
                           (UNAUDITED)      1996       1995      1994       1993       1992    (UNAUDITED)      1996
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  17.98      $  18.80   $  16.10  $  19.10   $  15.03   $  13.90    $ 17.97       $ 16.54
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income
  (Loss).................      (0.04)        (0.06)      0.11      0.04      (0.01)      0.05      (0.04)        (0.01)
 Net Realized and
  Unrealized Gain (Loss).      (2.88)         3.51       3.65     (0.90)      4.68       1.13      (2.89)         1.44
-------------------------------------------------------------------------------------------------------------------------
 Total from Investment
  Operations.............      (2.92)         3.45       3.76     (0.86)      4.67       1.18      (2.93)         1.43
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...        --          (0.03)     (0.11)    (0.02)     (0.01)     (0.05)       --            --
 Net Realized Gain.......      (3.92)        (4.24)     (0.95)    (2.12)     (0.59)       --       (3.92)          --
-------------------------------------------------------------------------------------------------------------------------
 Total Distributions.....      (3.92)        (4.27)     (1.06)    (2.14)     (0.60)     (0.05)     (3.92)          --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................   $  11.14      $  17.98   $  18.80  $  16.10   $  19.10   $  15.03    $ 11.12       $ 17.97
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............     (19.45)%**     23.62%     25.31%    (4.68)%    31.81%      8.50%    (19.52)%**      8.65%**
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of
  Period (Thousands).....   $348,246      $441,326   $498,026  $513,468   $528,078   $358,714    $ 1,404       $ 1,007
 Ratio of Expenses to Av-
  erage Net Assets.......       0.92%*        0.87%      0.85%     0.88%      0.89%      0.90%      1.17%*        1.12%*
 Ratio of Net Investment
  Income (Loss) to
  Average Net Asset......      (0.57)%*      (0.29)%     0.64%     0.27%     (0.03)%     0.38%     (0.79)%*      (0.64)%*
 Portfolio Turnover Rate.         56%          129%       137%      107%       102%       122%        56%          129%
 Average Commission
  Rate#..................   $ 0.0520      $ 0.0590        N/A       N/A        N/A        N/A    $0.0520       $0.0590
-------------------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       0.92%*        0.87%      0.85%      N/A        N/A        N/A       1.17%*        1.12%*
-------------------------------------------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Initial offering of Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      INSTITUTIONAL CLASS                  INSTITUTIONAL SERVICE CLASS
                           ---------------------------------------------   --------------------------------
                           SIX MONTHS                                       SIX MONTHS
                              ENDED         YEARS ENDED      DECEMBER 1        ENDED            MARCH 22,
                            APRIL 30,       OCTOBER 31        1993+ TO       APRIL 30,          1996++ TO
                              1997       ------------------  OCTOBER 31,       1997            OCTOBER 31,
                           (UNAUDITED)     1996      1995       1994        (UNAUDITED)           1996
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD..........   $  14.01     $  11.35  $   9.66    $ 10.00       $       14.00      $       12.80
----------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income...       0.06         0.12      0.15       0.10                0.04               0.07
 Net Realized and
  Unrealized Gain
  (Loss).................       1.05         2.65      1.70      (0.36)               1.05               1.19
----------------------------------------------------------------------------------------------------------------
 Total from Investment
  Operations.............       1.11         2.77      1.85      (0.26)               1.09               1.26
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income...      (0.07)       (0.11)    (0.16)     (0.08)              (0.05)             (0.06)
 Realized Net Gain.......      (2.11)         --        --         --                (2.11)               --
----------------------------------------------------------------------------------------------------------------
 Total Distributions.....      (2.18)       (0.11)    (0.16)     (0.08)              (2.16)             (0.06)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD..................   $  12.94     $  14.01  $  11.35    $  9.66       $       12.93      $       14.00
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN.............       9.24%**     24.52%    19.33%     (2.58)%**            9.18%**            9.87%**
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands).......   $121,428     $128,982  $114,787    $80,944       $      23,591      $      14,437
 Ratio of Expenses to Av-
  erage Net Assets.......       0.90%*       0.87%     0.86%      0.92%*              1.14%*             1.12%*
 Ratio of Net Investment
  Income to Average Net
  Assets.................       0.92%*       0.97%     1.48%      1.13%*              0.67%*             0.72%*
 Portfolio Turnover
  Rate...................         58%         151%      119%       141%                 58%               151%
 Average Commission
  Rate#..................   $ 0.0587     $ 0.0600       N/A        N/A       $      0.0587      $      0.0600
----------------------------------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets................       0.90%*       0.86%     0.84%       N/A                1.14%*             1.11%*
----------------------------------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial offering of Service Class Shares
 # Beginning with the fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period.

   The accompanying notes are an integral part of the financial statements.

SIRACH STRATEGIC BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       INSTITUTIONAL
                                    INSTITUTIONAL CLASS                SERVICE CLASS
                          ------------------------------------------   -------------
                          SIX MONTHS
                             ENDED       YEAR ENDED      DECEMBER 1,     MARCH 7,
                           APRIL 30,     OCTOBER 31       1993+ TO       1997++ TO
                             1997      ----------------  OCTOBER 31,     APRIL 30,
                          (UNAUDITED)   1996     1995       1994           1997
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 11.99    $ 10.75  $  9.35    $ 10.00        $ 11.26
-------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.18       0.36     0.36       0.27           0.04
 Net Realized and
  Unrealized Gain
  (Loss)................       0.44       1.24     1.39      (0.69)         (0.17)
-------------------------------------------------------------------------------------
 Total From Investment
  Operations............       0.62       1.60     1.75      (0.42)         (0.13)
-------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.19)     (0.36)   (0.35)     (0.23)         (0.07)
 Net Realized Gain......      (1.36)       --       --         --             --
-------------------------------------------------------------------------------------
 Total Distributions....      (1.55)     (0.36)   (0.35)     (0.23)         (0.07)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 11.06    $ 11.99  $ 10.75    $  9.35        $ 11.06
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
TOTAL RETURN............       5.81%**   15.13%   19.10%     (4.19)%**      (1.13)%**
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Pe-
  riod (Thousands)......    $79,641    $83,430  $95,834    $99,564        $   544
 Ratio of Expenses to
  Average Net Assets....       0.96%*     0.93%    0.87%      0.90%*         1.21%*
 Ratio of Net Investment
  Income to Average Net
  Assets................       3.19%*     3.04%    3.49%      3.05%*         2.94%*
 Portfolio Turnover
  Rate..................         62%       172%     158%       158%            62%
 Average Commission
  Rate#.................    $0.0596    $0.0600      N/A        N/A        $0.0596
-------------------------------------------------------------------------------------
 Ratio of Expenses to
  Average Net Assets
  Including Expense
  Offsets...............       0.96%*     0.92%    0.86%       N/A           1.21%*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Initial Offering of Institutional Service Class Shares
 # Beginning with fiscal year 1996, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged, during the period.

    The accompanying notes are an integral part of the financial statements.

SIRACH FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                               ENDED                               DECEMBER 1,
                             APRIL 30,   YEAR ENDED OCTOBER 31,     1993+ TO
                               1997      ----------------------    OCTOBER 31,
                            (UNAUDITED)     1996         1995         1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................    $  9.74    $      9.88  $      9.16    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OP-
 ERATIONS
 Net Investment Income....       0.22           0.55         0.58       0.48
 Net Realized and
  Unrealized Gain (Loss)..      (0.03)         (0.15)        0.73      (0.91)
--------------------------------------------------------------------------------
 Total From Investment Op-
  erations................       0.19           0.40         1.31      (0.43)
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income....      (0.24)         (0.54)       (0.59)     (0.41)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD...................    $  9.69    $      9.74  $      9.88    $  9.16
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++............       1.98%**        4.21%       14.75%     (4.33)%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
 Net Assets, End of Period
  (Thousands).............    $38,169    $    18,803  $    15,439    $12,178
 Ratio of Expenses to Av-
  erage Net Assets........       0.75%*         0.76%        0.76%      0.75%*
 Ratio of Net Investment
  Income to Average Net
  Assets..................       6.15%*         5.84%        6.13%      5.37%*
 Portfolio Turnover Rate..         82%           260%         165%       230%
--------------------------------------------------------------------------------
 Voluntarily Waived Fees
  and Expenses Assumed by
  the Adviser Per Share...    $  0.02    $      0.07  $      0.06    $  0.08
 Ratio of Expenses to Av-
  erage Net Assets Includ-
  ing Expense Offsets.....       0.75%*         0.75%        0.75%       N/A
--------------------------------------------------------------------------------

 *Annualized
**Not Annualized
 +Commencement of Operations.
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

SIRACH SHORT-TERM RESERVES PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     SIX MONTHS
                                        ENDED       YEAR ENDED      DECEMBER 1,
                                      APRIL 30,     OCTOBER 31       1993+ TO
                                        1997      ----------------  OCTOBER 31,
                                     (UNAUDITED)   1996     1995       1994
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERI-
 OD................................    $ 10.01    $ 10.02  $ 10.03    $ 10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............       0.26       0.51     0.59       0.34
 Net Realized and Unrealized Loss..      (0.01)     (0.01)   (0.02)     (0.02)
--------------------------------------------------------------------------------
  Total From Investment Operations.       0.25       0.50     0.57       0.32
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............      (0.26)     (0.51)   (0.58)     (0.29)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....    $ 10.00    $ 10.01  $ 10.02    $ 10.03
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL RETURN++.....................       2.53%**    5.12%    5.83%      3.24%**
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thou-
  sands)...........................    $13,452    $15,641  $18,489    $21,371
 Ratio of Expenses to Average Net
  Assets...........................       0.50%*     0.50%    0.52%      0.50%*
 Ratio of Net Investment Income to
  Average Net Assets...............       5.13%*     4.96%    5.34%      3.53%*
 Portfolio Turnover Rate...........         31%         0%      38%        13%
--------------------------------------------------------------------------------
 Voluntary Waived Fees and Expenses
  Assumed by the Adviser Per Share.    $  0.04    $  0.07  $  0.04    $  0.04
 Ratio of Expenses to Average Net
  Assets Including Expense Offsets.       0.50%*     0.50%    0.50%       N/A
--------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods indicated.

    The accompanying notes are an integral part of the financial statements.

SIRACH EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                    SIX MONTHS
                                                       ENDED
                                                     APRIL 30,   JULY 1, 1996+
                                                       1997      TO OCTOBER 31,
                                                    (UNAUDITED)       1996
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $ 10.97       $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income.............................      0.02          0.01
 Net Realized and Unrealized Gain..................      0.87          0.97
-------------------------------------------------------------------------------
  Total From Investment Operations.................      0.89          0.98
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income.............................     (0.01)        (0.01)
 Net Realized Gain.................................     (0.06)          --
-------------------------------------------------------------------------------
  Total Distributions..............................     (0.07)        (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....................   $ 11.79       $ 10.97
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN++.....................................      8.16%**       9.80%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands).............   $16,601       $ 6,410
 Ratio of Expenses to Average Net Assets...........      0.90%*        1.03%*
 Ratio of Net Investment Income to Average Net As-
  sets.............................................      0.60%*        0.39%*
 Portfolio Turnover Rate...........................        45%           34%
 Average Commission Rate...........................   $0.0599       $0.0600
-------------------------------------------------------------------------------
 Voluntarily Waived Fees and Expenses Assumed by
  the Adviser Per Share............................   $  0.03       $  0.14
 Ratio of Expenses to Average Net Assets Including
  Expense Offsets..................................      0.89%*        0.90%*
-------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Commencement of Operations
++ Total Return would have been lower had certain fees not been waived and expenses assumed by the adviser during the periods indicated.

   The accompanying notes are an integral part of the financial statements.

                               SIRACH PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio (the "Portfolios"), portfolios of UAM Funds Inc., are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The Portfolios are authorized to offer two separate classes of shares-- Institutional Class Shares and Institutional Service Class Shares. As of April 30, 1997, the Sirach Special Equity Portfolio, Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio have issued Institutional Service Class Shares. Both classes of shares have identical voting rights (except Institutional Service Class shareholders have exclusive voting rights with respect to matters relating to distribution and shareholder servicing of such shares), dividend, liquidation and other rights. The objectives of the Portfolios are as follows:

  SIRACH SPECIAL EQUITY PORTFOLIO seeks to provide maximum long-term growth of capital consistent with reasonable risk to principal, by investing in small to medium capitalized companies with particularly attractive financial characteristics.

  SIRACH GROWTH PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing primarily in common stocks of companies that offer long-term growth potential.

  SIRACH STRATEGIC BALANCED PORTFOLIO seeks to provide long-term growth of capital consistent with reasonable risk to principal by investing in a diversified portfolio of common stocks and fixed income securities.

  SIRACH FIXED INCOME PORTFOLIO seeks to provide above-average total return with reasonable risk to principal by investing primarily in investment grade fixed income securities.

  SIRACH SHORT-TERM RESERVES PORTFOLIO seeks to provide competitive rates of return consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity of three years or less.

  SIRACH EQUITY PORTFOLIO seeks to provide long-term capital growth consistent with reasonable risk to principal by investing, under normal circumstances, up to 90% of its total assets in common stocks of companies that offer long-term growth potential.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-

                               SIRACH PORTFOLIOS
  counter and unlisted equity securities are valued not exceeding the current asked prices nor less than the current bid prices. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolios' intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  At October 31, 1996, the following Portfolios had available an approximate capital loss carryovers for Federal income tax purposes, which will expire on the dates indicated:

                                                              OCTOBER 31,
                                                       -------------------------
   SIRACH PORTFOLIOS                                     2002    2003    TOTAL
   -----------------                                   -------- ------- --------
   Fixed Income....................................... $388,000     --  $388,000
   Short-Term Reserves................................      --  $ 4,000    4,000

  Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the period from November 1, 1996 to April 30, 1997 the Sirach Equity Portfolio incurred and elected to defer until May 1, 1997 for U.S. Federal income tax purposes net capital losses of approximately $15,762.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

                               SIRACH PORTFOLIOS

  Permanent book and tax basis difference relating to shareholder distributions may result in reclassifications to undistributed net investment income(loss), accumulated gain(loss) and paid in capital.

  Current year permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Additionally, certain expenses are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sirach Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolios at fees calculated at an annual rate of average daily net assets as follows:

SIRACH PORTFOLIOS                                                          RATE
-----------------                                                          -----
Special Equity............................................................ 0.70%
Growth.................................................................... 0.65%
Strategic Balanced........................................................ 0.65%
Fixed Income.............................................................. 0.65%
Short-Term Reserves....................................................... 0.40%
Equity.................................................................... 0.65%

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Sirach Fixed Income, the Sirach Short-Term Reserves and the Sirach Equity Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 0.75%, 0.50% and 0.90% of average daily net assets, respectively. With respect to the Sirach Short-Term Reserves Portfolio, such waiver and assumption will expire on June 30, 1997.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator

                               SIRACH PORTFOLIOS
receives a Portfolio-specific monthly fee of 0.04%, 0.04%, 0.06%, 0.04%, 0.04% and 0.04% of average daily net assets for the Sirach Special Equity Portfolio, Sirach Growth Portfolio, Sirach Strategic Balanced Portfolio, Sirach Fixed Income Portfolio, Sirach Short-Term Reserves Portfolio and Sirach Equity Portfolio. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC.

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
SIRACH PORTFOLIOS                                             FEES       CGFSC
-----------------                                        -------------- --------
Special Equity..........................................    $276,919    $197,519
Growth..................................................     101,118      72,731
Strategic Balanced......................................      73,424      49,206
Fixed Income............................................      46,665      42,366
Short-Term Reserves.....................................      40,533      37,734
Equity..................................................      20,467      18,742

D. CUSTODIAN: The Chase Manhattan Bank (the "Bank"), an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION AND SERVICE PLANS: The Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio have adopted Distribution and Service Plans (the "Plans") on behalf of the Service Class Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plans the Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio may not incur distribution and service fees which exceed an annual rate of 0.75% of their net assets, however, the Board has currently limited aggregate payments under the Plans to 0.50% per annum of the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio's net assets. The Sirach Special Equity Portfolio, the Sirach Growth Portfolio and the Sirach Strategic Balanced Portfolio's Service Class Shares are not currently making payments for distribution fees.

In addition, the Sirach Special Equity Portfolio, the Sirach Growth Portfolio, and the Sirach Strategic Balanced Portfolio's pay service fees at an annual rate of 0.25% of the average daily value of Service Class Shares owned by clients of certain Service Agents.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. ("Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

                               SIRACH PORTFOLIOS

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

H. PURCHASES AND SALES: For the six months ended April 30, 1997 the Portfolios made purchases and sales of investment securities other than long-term U.S. Government and short-term securities of:

SIRACH PORTFOLIOS                                       PURCHASES      SALES
-----------------                                      ------------ ------------
Special Equity........................................ $209,782,277 $255,440,473
Growth................................................   69,798,507   80,507,611
Strategic Balanced....................................   37,921,504   39,746,979
Fixed Income..........................................   19,918,419    6,869,529
Short-Term Reserves...................................      301,380      500,000
Equity................................................   12,097,886    3,711,210

Purchases and sales of long-term U.S. Government securities were $13,888,429 and $9,544,109, respectively, for Sirach Strategic Balanced Portfolio, $13,623,873 and $8,000,656, respectively, for Sirach Fixed Income Portfolio, $0 and $1,002,656, respectively, for Sirach Short-Term Reserves Portfolio. There were no purchases or sales of long-term U.S. Government securities for Sirach Special Equity Portfolio, Sirach Growth Portfolio and Sirach Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At April 30, 1997 the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
SIRACH PORTFOLIOS                                         SHAREHOLDERS OWNERSHIP
-----------------                                         ------------ ---------
Growth--Institutional Class..............................       1          11
Growth--Institutional Service Class......................       4          83
Strategic Balanced--Institutional Service Class..........       1          99
Fixed Income.............................................       2          59
Short-Term Reserves......................................       3          80
Equity...................................................       4          82
Special Equity--Institutional Service Class..............       3          98

                               SIRACH PORTFOLIOS

K. CAPITAL SHARE TRANSACTIONS: Transactions in capital shares for the Portfolios, by class, were as follows:

                                                                      INSTITUTIONAL
                             INSTITUTIONAL CLASS SHARES           SERVICE CLASS SHARES
                          --------------------------------- ---------------------------------
                          SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED  MARCH 22, 1996*
                             APRIL 30,       OCTOBER 31,        APRIL 30,     TO OCTOBER 31,
                                1997             1996             1997             1996
                          ---------------- ---------------- ----------------- ---------------
SIRACH SPECIAL EQUITY
 PORTFOLIO:
Shares Issued...........     17,432,165        2,744,916          80,321            93,038
In Lieu of Cash Distri-
 butions................      7,051,021        7,041,933          17,662               --
Shares Redeemed.........    (17,764,964)     (11,728,227)        (27,739)          (37,003)
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........      6,718,222       (1,941,378)         70,244            56,035
                            ===========      ===========         =======         =========
SIRACH GROWTH PORTFOLIO:
Shares Issued...........      1,401,195        2,516,616         690,102         1,035,866
In Lieu of Cash Distri-
 butions................      1,562,389           78,516         189,768               269
Shares Redeemed.........     (2,785,930)      (3,499,650)        (86,899)           (5,197)
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........        177,654         (904,518)        792,971         1,030,938
                            ===========      ===========         =======         =========
                                                            MARCH 7, 1997* TO
                                                             APRIL 30, 1997
                                                            -----------------
SIRACH STRATEGIC BAL-
 ANCED PORTFOLIO:
Shares Issued...........        397,660        1,081,826          49,192               --
In Lieu of Cash Distri-
 butions................        992,728          246,974             --                --
Shares Redeemed.........     (1,150,978)      (3,281,799)            --                --
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........        239,410       (1,952,999)         49,192               --
                            ===========      ===========         =======         =========
SIRACH FIXED INCOME
 PORTFOLIO:
Shares Issued...........      2,203,933        1,045,131             --                --
In Lieu of Cash Distri-
 butions................         60,398           92,899             --                --
Shares Redeemed.........       (254,331)        (768,942)            --                --
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........      2,010,000          369,088             --                --
                            ===========      ===========         =======         =========
SIRACH SHORT-TERM RE-
 SERVES PORTFOLIO:
Shares Issued...........        569,829          600,040             --                --
In Lieu of Cash Distri-
 butions................         35,438           83,796             --                --
Shares Redeemed.........       (822,261)        (965,861)            --                --
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........       (216,994)        (282,025)            --                --
                            ===========      ===========         =======         =========
                                           JULY 1, 1996* TO
                                           OCTOBER 31, 1996
                                           ----------------
SIRACH EQUITY PORTFOLIO:
Shares Issued...........        910,806          596,664             --                --
In Lieu of Cash Distri-
 butions................          4,036              111             --                --
Shares Redeemed.........        (90,675)         (12,429)            --                --
                            -----------      -----------         -------         ---------
Net Increase (Decrease)
 from Capital Share
 Transactions...........        824,167          584,346             --                --
                            ===========      ===========         =======         =========
---------------------------------------------------------------------------------------------

* Commencement of Operations

                               SIRACH PORTFOLIOS

FEDERAL TAX INFORMATION:

For the period ended April 30, 1997, the percentage of dividends paid from investment company taxable income that qualify for the 70% dividend received deduction for corporate shareholders is 84.4% for Sirach Equity Portfolio.

-------------------------------------------------------------------------------

                                  UAM FUNDS
                             STERLING PARTNERS'
                                  PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer             William H. Park
Director, President          Vice President
and Chairman
                             Michael E. DeFao
John T. Bennett, Jr.         Secretary
Director
                             Karl O. Hartmann
Philip D. English            Assistant Secretary
Director
                             Gary L. French
William A. Humenuk           Treasurer
Director
                             Robert R. Flaherty
Peter M. Whitman, Jr.        Assistant Treasurer
Director
                             Gordon M. Shone
                             Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Sterling Capital Management Company
 One First Union Center
 301 S. College Street
 Suite 3200
 Charlotte, NC 28202

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square
 Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.


-------------------------------------------------------------------------------


[LOGO OF UAM FUNDS APPEARS HERE]   UAM Funds

                                  STERLING
                                  PARTNERS'
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                          STERLING PARTNERS' PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Balanced..................................................................   6
  Equity....................................................................  11
  Small Cap Value...........................................................  15
  Short-Term Fixed Income...................................................  18
Statement of Assets and Liabilities.........................................  21
Statement of Operations.....................................................  22
Statement of Changes in Net Assets
  Balanced..................................................................  23
  Equity....................................................................  24
  Small Cap Value...........................................................  25
  Short-Term Fixed Income...................................................  26
Financial Highlights
  Balanced..................................................................  27
  Equity....................................................................  28
  Small Cap Value...........................................................  29
  Short-Term Fixed Income...................................................  30
Notes to the Financial Statements...........................................  31

--------------------------------------------------------------------------------

To Our Fellow Shareholders:

                  OVERVIEW OF ECONOMIC AND MARKET CONDITIONS

The past six months marked a continuation of the economic trends that have been in place for some time. Specifically, inflation was contained, general economic growth was slow, and interest rates have remained low. This environment was attractive enough to allow contributions into equity mutual funds to continue at a record pace. Together, these factors have provided the foundation for higher prices in the stock market.

Within the equity market, there was a continuation of two trends with negative implications--increasing volatility and narrowing breadth of stocks participating in the current bull market run. The volatility is easily seen in the month-to-month progression of stock market returns. Over the last six months, the S&P 500 Index has produced jagged returns as follows: 7.55% in November, -1.98% in December, 6.24% in January, 0.79% in February, -4.10% in March, and 5.96% in April. The narrowing breadth can be seen by comparing the returns of the indexes dominated by large cap stocks with the returns of more broad-based measures. For example, the 6-month return for the S&P 500 Index was 14.71% compared to only 6.70% for the average common stock listed on the NYSE. In general terms, stocks within large market capitalization indexes (such as the S&P 500 Index or the Dow Jones 30 Industrials) have outperformed broader-based indexes and indexes tied to smaller firms over the last six months. This may be attributed to, among other things, the record levels of inflows equity mutual funds continue to receive. Many fund managers are deploying these new funds into the most liquid stocks, which for the most part, are stocks within the S&P 500 Index.

On March 25, the Federal Reserve boosted interest rates after Chairman Alan Greenspan had warned of "irrational exuberance" in the markets during his Congressional testimony in December. On May 8, Mr. Greenspan commented "While there is scant evidence of any imminent resurgence of inflation at the moment, there also appears to be little slack in our capacity to produce. Should the expected slowing in the growth of demand fail to materialize, we would need to address any emerging pressures in product and credit markets." We believe the two trends of increased volatility and narrowing breadth support Mr. Greenspan's recent comments which imply that there are some speculative excesses in the financial markets. However, our approach is to not back away from the financial markets in the face of negative pressures, such as the hinting of a further increase in interest rates. Rather, in our equity portfolios, our bottoms-up stock selection approach focuses our attention away from near-term worries (such as market volatility and breadth) toward what, in our opinion really matters in the long run--the strength of the business underlying each stock we own. In our fixed income portfolios, our maturity structure and sector orientation continue to be rational and conservative. The common thread running throughout all of our portfolios is an emphasis on quality, which we believe to be prudent given the uncertain environment.

                             FIXED INCOME OVERVIEW

During the past six months, fixed income investors have been faced with a very strong economy and rising interest rates. In March of this year, the Federal Reserve raised interest rates for the first time in over two years when they raised the target on the Federal Funds rate to 5.50% from 5.25%. Market participants had already factored the Fed's move into the structure of the yield curve as rates had bottomed out in November, 1996 and had risen steadily since that time. Over the past six months intermediate term rates (1 to 5 year maturity) rose 50 basis points while longer maturity yields rose about 35 basis points.

The force behind the rise in rates was surging domestic economic activity. Blessed with mild winter weather, strong growth in personal income and accelerated tax refunds, consumers went on a spending binge in the first quarter of 1997. Robust consumer demand led manufacturers and retailers to aggressively rebuild inventories, all of which led the strongest Gross Domestic Product ("GDP") growth in years. As GDP surged, the unemployment rate fell below 5% for the first time in this long business expansion. These were the primary factors which led the Fed to raise interest rates at their March meeting. The Federal Open Market Committee feared that above potential economic growth would eventually and inevitably lead to higher inflation. The small rate increase was taken as an "insurance policy" in the case that the economy would not slow on its own.

A long business expansion, increased capacity utilization and low unemployment are generally the precursors of inflation. Yet despite strong economic growth from almost every sector of the economy, inflation remains nearly non-existent. Whether one looks at the CPI, the PPI, the Employment Cost Index, the GDP Deflator or any other measure, inflation is hard to detect. This has two very positive implications for the bond market. First, it indicates that the Fed is not behind the curve and therefore will not repeat the aggressive move of 1994. Second, once the economy shows signs of slowing, the Fed will quickly go into a holding pattern for future rate increases.

We are beginning to see some signs that this slowdown is already unfolding. Retail sales were much softer in April than in the prior several months. Unemployment claims have risen over the past several weeks. Housing starts and sales have softened, yet remain at high levels. This somewhat slower activity combined with the excellent inflation picture leave us mildly constructive on the fixed income market. We continue to believe that high quality securities are the best value and believe that current yields will be close to the peak in rates for the year.

                 STERLING PARTNERS' BALANCED PORTFOLIO REVIEW

For the six months ended April 30th, the Balanced Portfolio produced a total return of 10.02%, exceeding the 9.35% return of our benchmark index. Roughly 40% of the Portfolio was invested in high-quality fixed income securities, which provided competitive returns with low risk. Roughly 60% of the Portfolio was invested in equity securities. Equity returns were slightly in excess of returns provided by the benchmark index, the S&P 500 Index. Individually, the Lehman Brothers Government/Corporate Index produced a total return of 1.30% and the S&P 500 Index produced a total return of 14.71% for the same time period.

The equity portion of the Sterling Partners' Balanced Portfolio is generally made up of the same stocks which are held in the Sterling Partner's Equity Portfolio. Both portfolios employ an identical stock selection process (see discussion in the below section on the Sterling Partners' Equity Portfolio Review).

During the past six months, we increased our exposure to mortgages in the fixed income portion of the Balanced Portfolio, for the same reasons we implemented this strategy in the Short-Term Fixed Income Portfolio, as discussed below.

                  STERLING PARTNERS' EQUITY PORTFOLIO REVIEW

For the six months ended April 30th, the Equity Portfolio produced a total return of 15.96%, exceeding the 14.71% return of the S&P 500 Index. We attribute this strong performance to the new team of equity professionals which we assembled to manage the portfolio beginning in mid-1995. Their emphasis on owning quality businesses has proven successful.

We are pleased to report that equity performance during the six month period ending April 30, 1997 was driven by numerous solidly performing issues, not just one or two fortuitous stock selections. The top five contributors to our six month performance included two retailers (Costco Companies and Family Dollar), a brokerage firm (PaineWebber), a healthcare services provider (Magellan Health Services) and an employment service business (Manpower).

We believe Sterling Capital Management's investment style and analytical methods are distinct from the typical value-oriented equity manager. We undertake our research and review process with the goal of finding not stocks, but businesses with outstanding fundamental characteristics. Consequently, the portfolio is filled with a group of businesses in which we have a minority ownership stake. These are businesses that we feel offer strong potential for stock price appreciation. We call this style our "businessman's approach" to investing. We scrutinize each potential purchase for the Portfolio in the same manner as a businessman who desires to make an acquisition--we don't view it as simply buying some stock. The distinguishing factor that sets our approach apart from other managers is the manner in which we identify quality within the underlying business of the stock that we own.

As any businessman knows, the quality of the business is what counts over the long run. A weak or troubled business may look cheap, but it is usually not a wise investment. Many value equity managers centralize their management philosophy around the purchase of inexpensive stocks in relative terms to their industry, sector, or the broader markets. Our focus on quality compels our managers to not only identify reasonably discounted stocks in the marketplace, but also to identify the characteristics within the business that will ensure competitive success over time. This focus on identifying quality attributes of a business was intensified with the formation of our new equity team during 1995. Since then, quality, more than any other factor, produced the superior returns we have enjoyed. We believe this focus on quality is becoming even more important in the increasingly uncertain investment environment. With generally high valuation levels and generally decelerating earnings prospects, risks are abundant. To avoid the pitfalls, careful and disciplined stock selection is required.

One of the quality characteristics we look for is shareholder-friendly management. Not all senior managers have the shareholder's interest as a top priority. Our portfolio managers work hard to identify management that actively seeks to enhance shareholder value. A model pro-shareholder management typically has a history of making wise capital allocation decisions and many times is proactive in the implementation of share repurchase programs. Sterling also seeks to identify businesses that have the ability to generate substantial free cash flow or are able to garner significant competitive advantages over their competition. Characteristics such as these tend to enhance value over the long-term.

Our unique approach and our strict adherence to our internal process continues to uncover good businesses available at reasonable prices. Examples of businesses that possess these and other quality characteristics in which we initiated investments during the past six months include: Guinness Plc, (a leader in alcoholic beverages), Columbia/HCA (in our opinion the best-positioned company in the hospital industry), Enron and Duke Power (the #1 and #2 energy marketers and the only two companies in our view with sufficient breadth of service offerings to ensure success in the rapidly deregulating utility industry).

              STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO REVIEW

This Portfolio is brand new, with an inception date of January 2, 1997. In the four months the Portfolio has been open, it has returned an impressive 4.70% versus the benchmark comparison index, the Russell 2000, which returned a -4.91%. These figures are as of April 30, 1997. We are excited about the rapid growth of assets in this mutual fund, as we welcome new investors. We are also pleased with our strong initial performance results.

Our approach in managing this Portfolio is similar to the approach used in managing the large capitalization stocks in the Sterling Partners' Equity Portfolio described above. Essentially, we employ the same focus on the business which underlies each stock, the same quality orientation, and the same fundamentally-oriented stock selection process. Two main differences are that we apply this approach to a different universe of stocks (i.e. those stocks with market capitalizations less than $1 billion), and that the diversification of stocks in the Portfolio is more concentrated by design. The Portfolio typically will own approximately 30 stocks compared to approximately 50 stocks in the Equity Portfolio.

Additionally, our recent investment in Anixter International, Inc. provides a great example of our stock selection approach. In our opinion, it is a quality business with distinct competitive advantages which will enable it to survive and prosper over the long run. We were able to purchase this business at a good discount (purchased at an adjusted 6x normalized earnings multiple). Anixter is a worldwide leader in distributing and reselling computer network and communication network cabling products. Inherently, Anixter is poised to continue to benefit from the strong global trend of local area network proliferation. Anixter has a superior distribution system, and has made significant investments in overseas operations. As the demand for the highest quality network infrastructure and components continues to grow, Anixter stands to benefit.

We are pleased to report that similar to our large capitalization-oriented Equity and Balanced Portfolios, the Small Cap Value Portfolio's performance during the period ended April 30, 1997 was also driven by numerous solidly performing issues. The top five contributors to our performance included an envelope producer (Mail-Well), a retailer (Family Dollar), a healthcare provider (Magellan Health Services), an independent power producer (Destec Energy), and a designer of consumer products (Stanhome).

          STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO REVIEW

For the six months ended April 30th, the Short-Term Fixed Income Portfolio produced a total return of 1.85%, compared to 2.23% and 2.56% total returns from the Lehman Brothers 1-3 Year Government Bond and the Salomon Brothers 3-Month Treasury Bill indices, respectively over the same time period. Over the six month period ending April 30, 1997, the duration of this Portfolio has ranged between 1.7 and 2.0 years, which is in line with the Lehman Brothers 1-3 Year Government Bond Index.

During the past six months, we increased our exposure to mortgages in the Short-Term Fixed Income Portfolio. We viewed mortgages as a good high quality alternative to corporate securities, adding incremental yield without any incremental risk. This move paid off well for our shareholders as mortgages were one of the best performing sectors of the market in the first four months of 1997.

Since the inception of the Short-Term Fixed Income Portfolio, the adviser (Sterling Capital Management) has voluntarily capped the total expenses of the Portfolio at 0.55% annually. As communicated previously to you by way of the Prospectus Supplement and a letter from the adviser, both dated April 24, 1997, the adviser has elected to remove the voluntary expense cap on the Short-Term Fixed Income Portfolio effective June 16, 1997.

Thank you for being an investor in our mutual funds.

STERLING CAPITAL MANAGEMENT

May 14, 1997

                    DEFINITIONS OF THE COMPARATIVE INDICES
                    --------------------------------------

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Balanced Index, a hypothetical combination of unmanaged indices, reflects the Portfolios' typical mix of 60% stocks and 40% bonds. The index combines returns from the S&P 500 Index and the Lehman Brothers Government/Corporate Index.

The Russell 2000 Index is an unmanaged index composed of the 2,000 smallest stocks in the Russell 3000, a market value weighted index of the 3,000 largest U.S. publicly traded companies.

The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index composed of agency and Treasury securities with maturities of one to three years.

The Salomon Brothers 3 Month T-Bill Average--The average return for all Treasury bills for the previous three month period.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate non-convertible corporate debt. Also included are Yankee Bonds and non-convertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. Without the Adviser's temporary fee waivers and/or expenses assumed by the Adviser, total returns for the Sterling Partners' Equity, Sterling Partners' Small Cap Value and Sterling Partners' Short-Term Fixed Income Portfolios would have been lower. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES   VALUE+
-----------------------------------------------------------------------------
 COMMON STOCKS (60.2%)
-----------------------------------------------------------------------------
 BANKS (1.2%)
  Bankers Trust New York Corp. ........................... 10,442 $   849,718
-----------------------------------------------------------------------------
 BASIC RESOURCES (1.5%)
  Rayonier, Inc. ......................................... 27,700   1,118,387
-----------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (3.4%)
  Guinness Plc ADR........................................ 32,100   1,328,179
  Nabisco Holdings Corp. ................................. 30,050   1,153,169
                                                                  -----------
                                                                    2,481,348
-----------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (2.2%)
  Comcast Corp., Class A.................................. 48,767     768,080
  Scripps Co. (E.W.)...................................... 21,175     804,650
                                                                  -----------
                                                                    1,572,730
-----------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.1%)
  Ingersoll-Rand Co. ..................................... 16,275     799,509
-----------------------------------------------------------------------------
 CONSTRUCTION (1.1%)
 *USG Corp. .............................................. 24,300     832,275
-----------------------------------------------------------------------------
 CONSUMER NON-DURABLES (5.3%)
  First Brands Corp. ..................................... 49,350   1,252,256
  Hasbro, Inc. ........................................... 46,725   1,168,125
  Philip Morris Cos., Inc. ............................... 37,500   1,476,563
                                                                  -----------
                                                                    3,896,944
-----------------------------------------------------------------------------
 ELECTRONICS (0.5%)
  Motorola, Inc. .........................................  6,025     344,931
-----------------------------------------------------------------------------
 ENERGY (5.3%)
  Chevron Corp. .......................................... 13,390     917,215
  Exxon Corp. ............................................  6,868     388,901
  Mobil Corp. ............................................  7,120     925,600
  Schlumberger Ltd. ......................................  8,775     971,831
  USX-Marathon Group...................................... 22,850     631,231
                                                                  -----------
                                                                    3,834,778
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES   VALUE+
-----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (1.3%)
  The Walt Disney Co. .................................... 11,500 $   943,000
-----------------------------------------------------------------------------
 FINANCIAL SERVICES (3.3%)
  Associates First Capital Corp., Class A................. 10,010     513,013
  J.P. Morgan & Co. ...................................... 10,045   1,023,334
  Nationwide Financial Services, Inc., Class A............ 33,900     898,350
                                                                  -----------
                                                                    2,434,697
-----------------------------------------------------------------------------
 HEALTH CARE (8.4%)
 *Acuson Corp. ........................................... 50,300   1,219,775
  Bausch & Lomb, Inc. .................................... 28,700   1,158,762
  Columbia/HCA Healthcare Corp. .......................... 37,300   1,305,500
 *Magellan Health Services, Inc. ......................... 51,950   1,363,688
  McKesson Corp. .........................................  8,300     600,712
 *Nellcor Puritan Bennett, Inc. .......................... 28,300     481,100
                                                                  -----------
                                                                    6,129,537
-----------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (3.1%)
  Black & Decker Corp. ................................... 37,800   1,266,300
  Stanhome, Inc. ......................................... 31,838     963,100
                                                                  -----------
                                                                    2,229,400
-----------------------------------------------------------------------------
 INSURANCE (4.1%)
  Chubb Corp. ............................................ 21,993   1,270,096
  General Re Corp. .......................................  6,850   1,145,662
  Ohio Casualty Corp. .................................... 15,400     598,675
                                                                  -----------
                                                                    3,014,433
-----------------------------------------------------------------------------
 MANUFACTURING (3.4%)
  Belden, Inc. ........................................... 19,200     590,400
  Snap-On Tools Corp. .................................... 25,725     990,412
  United Dominion Industries.............................. 35,095     877,375
                                                                  -----------
                                                                    2,458,187
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES   VALUE+
-----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-----------------------------------------------------------------------------
 RETAIL (4.6%)
 *Costco Companies, Inc. ................................. 32,400 $   935,550
  Cracker Barrel Old Country Store, Inc. ................. 13,550     362,463
  Family Dollar Stores, Inc. ............................. 46,700   1,220,037
 *Federated Department Stores, Inc. ...................... 24,100     819,400
                                                                  -----------
                                                                    3,337,450
-----------------------------------------------------------------------------
 SERVICES (1.4%)
  Manpower, Inc. ......................................... 25,100   1,007,138
-----------------------------------------------------------------------------
 TECHNOLOGY (1.2%)
  Hewlett-Packard Co. .................................... 16,000     840,000
-----------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.6%)
  Ameritech Corp. ........................................  6,844     418,340
-----------------------------------------------------------------------------
 TEXTILES & APPAREL (1.0%)
  Unifi, Inc. ............................................ 24,575     761,825
-----------------------------------------------------------------------------
 TRANSPORTATION (2.3%)
  Canadian National Railway............................... 44,300   1,705,550
-----------------------------------------------------------------------------
 UTILITIES (3.9%)
  CMS Energy Corp. ....................................... 11,150     354,013
  Duke Power Co. ......................................... 32,550   1,428,131
  Enron Corp. ............................................ 27,400   1,030,925
                                                                  -----------
                                                                    2,813,069
-----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $36,561,048)...................         43,823,246
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (21.8%)
-----------------------------------------------------------------------------
BANKS (6.4%)
 BankAmerica Corp.
  6.65%, 5/1/01....................................... $  910,000 $   903,184
 NationsBank Corp.
  5.70%, 2/12/01......................................    640,000     615,738
 Wachovia Corp.
  6.625%, 11/15/06....................................  3,270,000   3,120,234
                                                                  -----------
                                                                    4,639,156
-----------------------------------------------------------------------------
FINANCIAL SERVICES (4.8%)
 Associates Corp. of North America
  6.00%, 6/15/01......................................  1,750,000   1,691,025
 Sears Roebuck Acceptance Corp.
  6.54%, 5/6/99.......................................  1,800,000   1,800,126
                                                                  -----------
                                                                    3,491,151
-----------------------------------------------------------------------------
INDUSTRIAL (2.4%)
 Ford Motor Corp.
  7.25%, 10/1/08......................................  1,300,000   1,289,652
 Nike, Inc.
  6.375%, 12/1/03.....................................    500,000     484,675
                                                                  -----------
                                                                    1,774,327
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (4.2%)
 Bellsouth Capital Funding
  6.04%, 11/15/26.....................................  3,100,000   3,034,094
-----------------------------------------------------------------------------
TRANSPORTATION (2.3%)
 Southern Railway Corp.
  10.00%, 7/15/00.....................................  1,535,000   1,677,893
-----------------------------------------------------------------------------
UTILITIES (1.7%)
 Georgia Power
  6.625%, 4/1/03......................................  1,250,000   1,217,562
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $16,122,634)....             15,834,183
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (15.4%)
----------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION (0.3%)
Federal National Mortgage Association
  REMIC Series 92-150G 6.75%, 9/25/18, Estimated
   Average Life 12/97................................. $ 208,189 $   207,831
----------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (0.2%)
Federal Home Loan Mortgage Corporation
  Pool #M90315 5.50%, 12/1/98, Estimated Average Life
   9/98...............................................   117,928     116,436
  Pool #G50213 6.50%, 11/1/99, Estimated Average Life
   3/99...............................................    60,496      60,316
                                                                 -----------
                                                                     176,752
----------------------------------------------------------------------------
U.S. TREASURY NOTES (11.3%)
  6.625%, 3/31/02..................................... 4,570,000   4,578,546
  6.625%, 4/30/02..................................... 3,665,000   3,673,576
                                                                 -----------
                                                                   8,252,122
----------------------------------------------------------------------------
U.S. TREASURY BOND (3.6%)
  7.625%, 2/15/25..................................... 2,435,000   2,611,537
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $11,211,488)...................................            11,248,242
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.2%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.2%)
  Chase Securities, Inc. 5.20%, dated 4/30/97, due
   5/1/97, to be repurchased at $1,591,230,
   collateralized by $1,600,109 of various U.S.
   Treasury Notes, 4.75%-6.125% due from 8/31/98-
   10/31/98, valued at $1,592,278 (COST $1,591,000)... 1,591,000   1,591,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%) (COST $65,486,170)(a).......            72,496,671
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)...................               268,456
----------------------------------------------------------------------------
NET ASSETS (100%).....................................           $72,765,127
----------------------------------------------------------------------------
----------------------------------------------------------------------------

 +    See Note A to Financial Statements.
 *    Non-Income Producing Security.
ADR   American Depositary Receipt.
REMIC Real Estate Mortgage Investment Conduit.
(a) The cost for federal income tax purposes was $65,486,170. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $7,010,501. This consisted of aggregate gross unrealized appreciation for all securities of $7,491,188 and aggregate gross unrealized depreciation for all securities of $480,687.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+
--------------------------------------------------------------------------------
 COMMON STOCKS (95.7%)
--------------------------------------------------------------------------------
 BANKS (1.8%)
  Bankers Trust New York Corp. ..........................      9,710 $   790,151
--------------------------------------------------------------------------------
 BASIC RESOURCES (2.6%)
  Rayonier, Inc. ........................................     27,700   1,118,387
--------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (5.4%)
  Guinness Plc ADR ......................................     30,900   1,278,528
  Nabisco Holdings Corp. ................................     28,986   1,112,338
                                                                     -----------
                                                                       2,390,866
--------------------------------------------------------------------------------
 BROADCASTING & PUBLISHING (3.4%)
  Comcast Corp., Class A ................................     46,785     736,864
  Scripps Co. (E.W.).....................................     20,007     760,266
                                                                     -----------
                                                                       1,497,130
--------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (1.8%)
  Ingersoll-Rand Co. ....................................     16,111     791,453
--------------------------------------------------------------------------------
 CONSTRUCTION (1.8%)
 *USG Corp. .............................................     23,275     797,169
--------------------------------------------------------------------------------
 CONSUMER NON-DURABLES (8.4%)
  First Brands Corp. ....................................     46,002   1,167,301
  Hasbro, Inc. ..........................................     45,210   1,130,250
  Philip Morris Cos., Inc. ..............................     35,798   1,409,546
                                                                     -----------
                                                                       3,707,097
--------------------------------------------------------------------------------
 ELECTRONICS (0.8%)
  Motorola, Inc. ........................................      5,850     334,912
--------------------------------------------------------------------------------
 ENERGY (8.2%)
  Chevron Corp. .........................................     12,093     828,370
  Exxon Corp. ...........................................      6,150     348,244
  Mobil Corp. ...........................................      7,000     910,000
  Schlumberger Ltd. .....................................      8,182     906,156
  USX-Marathon Group.....................................     22,600     624,325
                                                                     -----------
                                                                       3,617,095
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (2.1%)
  The Walt Disney Co. ..................................     11,326 $   928,732
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (5.3%)
  Associates First Capital Corp., Class A ..............      9,977     511,321
  J.P. Morgan & Co. ....................................      9,350     952,531
  Nationwide Financial Services, Inc., Class A..........     33,100     877,150
                                                                    -----------
                                                                      2,341,002
-------------------------------------------------------------------------------
 HEALTH CARE (13.4%)
 *Acuson Corp. .........................................     48,201   1,168,874
  Bausch & Lomb, Inc. ..................................     27,850   1,124,444
  Columbia/HCA Healthcare Corp. ........................     36,150   1,265,250
 *Magellan Health Services, Inc. .......................     48,630   1,276,537
  McKesson Corp. .......................................      8,300     600,713
 *Nellcor Puritan Bennett, Inc. ........................     25,950     441,150
                                                                    -----------
                                                                      5,876,968
-------------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (4.8%)
  Black & Decker Corp. .................................     36,275   1,215,212
  Stanhome, Inc. .......................................     30,225     914,306
                                                                    -----------
                                                                      2,129,518
-------------------------------------------------------------------------------
 INSURANCE (6.6%)
  Chubb Corp. ..........................................     21,721   1,254,388
  General Re Corp. .....................................      6,200   1,036,950
  Ohio Casualty Corp. ..................................     15,425     599,647
                                                                    -----------
                                                                      2,890,985
-------------------------------------------------------------------------------
 MANUFACTURING (5.5%)
  Belden, Inc. .........................................     18,345     564,109
  Snap-On Tools Corp. ..................................     25,875     996,188
  United Dominion Industries............................     34,775     869,375
                                                                    -----------
                                                                      2,429,672
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
 RETAIL (7.4%)
 *Costco Companies, Inc. ...............................     31,089 $   897,695
  Cracker Barrel Old Country Store, Inc. ...............     15,000     401,250
  Family Dollar Stores, Inc. ...........................     44,750   1,169,094
 *Federated Department Stores, Inc. ....................     23,100     785,400
                                                                    -----------
                                                                      3,253,439
-------------------------------------------------------------------------------
 SERVICES (2.2%)
  Manpower, Inc. .......................................     24,150     969,019
-------------------------------------------------------------------------------
 TECHNOLOGY (1.8%)
  Hewlett-Packard Co. ..................................     15,212     798,630
-------------------------------------------------------------------------------
 TELECOMMUNICATIONS (0.9%)
  Ameritech Corp. ......................................      6,800     415,650
-------------------------------------------------------------------------------
 TEXTILES & APPAREL (1.7%)
  Unifi, Inc. ..........................................     23,893     740,683
-------------------------------------------------------------------------------
 TRANSPORTATION (3.7%)
  Canadian National Railway.............................     41,992   1,616,692
-------------------------------------------------------------------------------
 UTILITIES (6.1%)
  CMS Energy Corp. .....................................     10,686     339,280
  Duke Power Co. .......................................     31,050   1,362,319
  Enron Corp. ..........................................     26,425     994,241
                                                                    -----------
                                                                      2,695,840
-------------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $34,598,454).................             42,131,090
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE
                                                          AMOUNT     VALUE+
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.9%)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.9%)
 Chase Securities, Inc. 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $2,142,309,
  collateralized by $2,154,264 of various U.S. Treasury
  Notes, 4.75%-6.125% due from 8/31/98-10/31/98, valued
  at $2,143,721 (COST $2,142,000)...................... $2,142,000 $ 2,142,000
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%) (COST $36,740,454)(a).......             44,273,090
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.6%)...................               (259,778)
-------------------------------------------------------------------------------
NET ASSETS (100%)......................................            $44,013,312
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

 +  See Note A to Financial Statements.
 *  Non-Income Producing Security.
ADR American Depositary Receipt.
(a) The cost for federal income tax purposes was $36,740,454. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $7,532,636. This consisted of aggregate gross unrealized appreciation for all securities of $7,741,041 and aggregate gross unrealized depreciation for all securities of $208,405.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             SHARES    VALUE+
-------------------------------------------------------------------------------
 COMMON STOCKS (95.6%)
-------------------------------------------------------------------------------
 AUTOMOTIVE (2.7%)
 *Strattec Security Corp...................................   11,000 $  184,250
-------------------------------------------------------------------------------
 BANKS (9.1%)
  Ocean Financial Corp.....................................    7,040    208,120
  Empire Federal Bancorp. Inc. ............................   16,500    218,625
  Provident Financial Holdings, Inc. ......................   12,525    191,006
                                                                     ----------
                                                                        617,751
-------------------------------------------------------------------------------
 BEVERAGES, FOOD & TOBACCO (4.6%)
  Earthgrains Co. .........................................    5,425    310,581
-------------------------------------------------------------------------------
 BUILDING MATERIALS (9.6%)
 *Cameron Ashley Building Products.........................   13,325    179,888
  Texas Industries, Inc. ..................................    8,650    198,950
  Zurn Industries, Inc. ...................................   11,175    276,581
                                                                     ----------
                                                                        655,419
-------------------------------------------------------------------------------
 CAPITAL EQUIPMENT (5.5%)
  Keystone International, Inc. ............................   12,075    238,481
  Trimas Corp. ............................................    5,400    132,975
                                                                     ----------
                                                                        371,456
-------------------------------------------------------------------------------
 CONSTRUCTION (1.9%)
 *Perini Corp. ............................................   17,650    127,963
-------------------------------------------------------------------------------
 ENTERTAINMENT & LEISURE TIME (4.0%)
 *Primadonna Resorts, Inc. ................................   14,600    273,750
-------------------------------------------------------------------------------
 FINANCIAL SERVICES (6.9%)
  Financial Security Assurance Holdings Ltd. ..............    6,875    222,578
  Piper Jaffrey Cos., Inc. ................................   15,200    245,100
                                                                     ----------
                                                                        467,678
-------------------------------------------------------------------------------
 HEALTH CARE (11.9%)
 *Advanced Technology Labs, Inc. ..........................    6,900    228,562
  Kinetic Concepts, Inc. ..................................   15,800    235,025
 *Magellan Health Services, Inc. ..........................   13,100    343,875
                                                                     ----------
                                                                        807,462
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          SHARES    VALUE+
----------------------------------------------------------------------------
 COMMON STOCKS--(CONTINUED)
----------------------------------------------------------------------------
 HOME FURNISHINGS & APPLIANCES (4.6%)
  Stanhome, Inc. ........................................  10,450 $  316,113
----------------------------------------------------------------------------
 INSURANCE (2.4%)
  Stewart Information Services Corp. ....................   8,450    161,606
----------------------------------------------------------------------------
 METALS (3.9%)
 *Steel of West Virginia, Inc. ..........................  29,375    264,375
----------------------------------------------------------------------------
 MULTI-INDUSTRY (6.9%)
  Clarcor, Inc. .........................................  10,997    243,309
 *Griffon Corp. .........................................  18,635    225,949
                                                                  ----------
                                                                     469,258
----------------------------------------------------------------------------
 OIL & GAS (3.1%)
 *McFarland Energy, Inc. ................................  17,900    208,088
----------------------------------------------------------------------------
 RETAIL (7.8%)
  CPI Corp. .............................................  12,270    197,854
  Family Dollar Stores, Inc. ............................  12,650    330,481
                                                                  ----------
                                                                     528,335
----------------------------------------------------------------------------
 SERVICES (3.4%)
 *Bell & Howell Co. .....................................   9,725    229,753
----------------------------------------------------------------------------
 TELECOMMUNICATIONS (7.3%)
 *Anixter International, Inc. ...........................  19,700    280,725
  Gilbert Associates, Inc., Class A......................  16,370    216,903
                                                                  ----------
                                                                     497,628
----------------------------------------------------------------------------
 TOTAL COMMON STOCKS (COST $6,444,237)...................          6,491,466
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                           FACE
                                                          AMOUNT    VALUE+
-----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (6.7%)
-----------------------------------------------------------------------------
REPURCHASE AGREEMENT (6.7%)
  Chase Securities, Inc. 5.20%, dated 4/30/97, due
   5/1/97, to be repurchased at $455,066, collateralized
   by $457,605 of various U.S. Treasury Notes,
   4.75%-6.125% due from 8/31/98-10/31/98,
   valued at $455,366 (COST $455,000)................... $455,000 $  455,000
-----------------------------------------------------------------------------
TOTAL INVESTMENTS (102.3%) (COST $6,899,237)(a).........           6,946,466
-----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.3%)....................            (156,478)
-----------------------------------------------------------------------------
NET ASSETS (100%).......................................          $6,789,988
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Non-Income Producing Security.
(a) The cost for federal income tax purposes was $6,899,237. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $47,229. This consisted of aggregate gross unrealized appreciation for all securities of $291,360 and aggregate gross unrealized depreciation for all securities of $244,131.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (15.4%)
-----------------------------------------------------------------------------
BANKS (4.0%)
 Irving Bank Corp
 8.50%, 6/1/02, Callable 6/2/97......................  $  318,000 $   318,521
 NationsBank Corp.
 6.625%, 1/15/98 ....................................     500,000     502,425
                                                                  -----------
                                                                      820,946
-----------------------------------------------------------------------------
FINANCIAL SERVICES (4.9%)
 *Ford Motor Credit Corp.
  5.813%, 2/1/99, Callable 2/1/98 ...................   1,000,000   1,002,400
-----------------------------------------------------------------------------
INDUSTRIAL (2.6%)
 Shell Canada Ltd.
 8.875%, 1/14/01 ....................................     500,000     533,850
-----------------------------------------------------------------------------
TELECOMMUNICATIONS (1.5%)
 Bellsouth Capital Funding
 6.04%, 11/15/26, Put 11/15/01.......................     325,000     318,373
-----------------------------------------------------------------------------
TRANSPORTATION (2.4%)
 Seaboard Sysem, Series 6
 10.00%, 5/15/97.....................................     500,000     500,590
-----------------------------------------------------------------------------
TOTAL CORPORATE BONDS AND NOTES (COST $3,187,839)....               3,176,159
-----------------------------------------------------------------------------
ASSET-BACKED SECURITY (1.0%)
-----------------------------------------------------------------------------
 Chase Manhattan Grantor Trust, Series 1995A A
 6.00%, 9/17/01,
 Estimated Average Life 2/98
 (COST $213,145).....................................     213,379     213,351
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          FACE
                                                         AMOUNT     VALUE+
-----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES (37.1%)
-----------------------------------------------------------------------------
GOVERNMENT AGENCY SECURITIES (2.6%)
 Federal Home Loan Bank
 7.76%, 9/19/01, Callable 9/19/97 ...................  $  500,000 $   503,695
 Guaranteed Trade Trust, Series 93-A
 4.86%, 4/1/98, Estimated Average Life 12/97.........      20,000      19,860
                                                                  -----------
                                                                      523,555
-----------------------------------------------------------------------------
MORTGAGE PASS-THROUGHS (9.4%)
 Federal Home Loan Mortgage Corporation
 Pool #G50213
 6.50%, 11/1/99,
 Estimated Average Life 3/99.........................   1,234,826   1,231,159
 Pool #G40112
 7.50%, 9/1/01,
 Estimated Average Life 3/00.........................     693,797     705,939
                                                                  -----------
                                                                    1,937,098
-----------------------------------------------------------------------------
U.S. TREASURY NOTES (25.1%)
 6.125%, 5/15/98.....................................   1,000,000   1,001,090
 6.25%, 7/31/98......................................     475,000     475,964
 6.875%, 8/31/99.....................................     600,000     606,654
 5.875%, 2/15/00.....................................   1,100,000   1,085,216
 6.625%, 7/31/01.....................................     600,000     601,686
 5.875%, 11/30/01....................................   1,450,000   1,410,807
                                                                  -----------
                                                                    5,181,417
-----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (COST $7,690,065)...................................               7,642,070
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                         FACE
                                                        AMOUNT     VALUE+
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT (46.2%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT (46.2%)
  Chase Securities, Inc. 5.20%, dated 4/30/97, due
   5/1/97, to be repurchased at $9,524,376,
   collateralized by $9,577,522 of various U.S.
   Treasury Notes, 4.75%-6.125% due from 8/31/98-
   10/31/98,
   valued at $9,530,652 (COST $9,523,000)............ $9,523,000 $ 9,523,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%) (COST $20,614,049)(a)......             20,554,580
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)..................                 69,376
----------------------------------------------------------------------------
NET ASSETS (100%)....................................            $20,623,956
----------------------------------------------------------------------------
----------------------------------------------------------------------------

+   See Note A to Financial Statements.
*   Variable/Floating rate security--rate disclosed is as of April 30, 1997.
(a) The cost for federal income tax purposes was $20,614,049. At April 30, 1997, net unrealized depreciation for all securities based on tax cost was $59,469. This consisted of aggregate gross unrealized appreciation for all securities of $17,904 and aggregate gross unrealized depreciation for all securities of $77,373.

   The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                                        STERLING
                               STERLING    STERLING    PARTNERS'     STERLING
                               PARTNERS'   PARTNERS'   SMALL CAP    PARTNERS'
                               BALANCED     EQUITY       VALUE      SHORT-TERM
                               PORTFOLIO   PORTFOLIO   PORTFOLIO   FIXED INCOME
-------------------------------------------------------------------------------
ASSETS
 Investments, at Cost........ $65,486,170 $36,740,454  $6,899,237  $20,614,049
                              =========== ===========  ==========  ===========
 Investments, at Value (ex-
  cluding Repurchase Agree-
  ments)..................... $70,905,671 $42,131,090  $6,491,466  $11,031,580
 Repurchase Agreement, at
  Value......................   1,591,000   2,142,000     455,000    9,523,000
 Cash........................         405         168         675          943
 Receivable for Investments
  Sold.......................     472,315     469,925     181,130          --
 Receivable due from Invest-
  ment Adviser--Note B.......         --          --           29        7,535
 Receivable for Portfolio
  Shares Sold................      16,416       6,959      50,000       28,590
 Dividends Receivable........      19,288      20,836       1,114          --
 Interest Receivable.........     459,195         309          66      198,708
 Other Assets................         644         371         --           213
-------------------------------------------------------------------------------
  Total Assets...............  73,464,934  44,771,658   7,179,480   20,790,569
-------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Pur-
  chased.....................     621,915     706,864     379,137          --
 Payable for Portfolio Shares
  Redeemed...................         --          --          --        31,688
 Payable for Investment Advi-
  sory Fees--Note B..........      43,600      16,666         --           --
 Payable for Dividends.......         --          --          --        94,769
 Payable for Administrative
  Fees--Note C...............      10,219       8,625       2,642        6,892
 Payable for Custodian Fees--
  Note D.....................       4,877       6,680       1,628        7,213
 Payable for Account Services
  Fee--Note F................       5,748       3,256         --           945
 Payable for Directors'
  Fees--Note H...............         785         834         607          657
 Other Liabilities...........      12,663      15,421       5,478       24,449
-------------------------------------------------------------------------------
  Total Liabilities..........     699,807     758,346     389,492      166,613
-------------------------------------------------------------------------------
NET ASSETS................... $72,765,127 $44,013,312  $6,789,988  $20,623,956
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital............. $61,707,826 $33,691,205  $6,677,319  $21,144,619
 Undistributed
  (Overdistributed) Net
  Investment Income..........     163,456        (743)     (2,601)     (31,812)
 Accumulated Net Realized
  Gain (Loss)................   3,883,344   2,790,214      68,041     (429,382)
 Unrealized Appreciation (De-
  preciation)................   7,010,501   7,532,636      47,229      (59,469)
-------------------------------------------------------------------------------
NET ASSETS................... $72,765,127 $44,013,312  $6,789,988  $20,623,956
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and
  Outstanding ($0.001 par
  value) (Authorized
  25,000,000)................   5,759,489   2,677,589     649,205    2,098,550
 Net Asset Value, Offering
  and Redemption Price Per
  Share...................... $     12.63 $     16.44  $    10.46  $      9.83
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                                                                STERLING             STERLING
                                      STERLING             STERLING            PARTNERS'            PARTNERS'
                                     PARTNERS'            PARTNERS'            SMALL CAP            SHORT-TERM
                                      BALANCED              EQUITY               VALUE             FIXED INCOME
                                     PORTFOLIO            PORTFOLIO            PORTFOLIO*           PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................           $  304,344           $  309,524            $ 11,535             $    --
 Interest.................              776,965               48,527               8,432              697,787
---------------------------------------------------------------------------------------------------------------
 Total Income.............            1,081,309              358,051              19,967              697,787
---------------------------------------------------------------------------------------------------------------
EXPENSES
 Investment Advisory
  Fees--
 Note B
 Basic Fee................  $230,994            $149,700             $ 13,552             $55,700
 Less: Fees Waived........       --     230,994  (34,576)    115,124  (13,552)       --   (55,700)        --
                            --------            --------             --------             -------
 Administrative Fees--Note
  C.......................               57,544               50,020               9,050               42,401
 Custodian Fees--Note D...                2,939                3,476               1,627                3,756
 Audit Fees...............                7,507                6,661               5,862                6,784
 Printing Fees............                7,863                8,635               2,691                8,066
 Legal Fees...............                2,142                1,456               1,302                2,153
 Account Services Fees--
  Note F..................                5,748                3,256                 --                   945
 Registration and Filing
  Fees....................                5,497                5,911               2,755               18,110
 Directors' Fees--Note H..                1,328                1,267               1,062                1,083
 Other Expenses...........                3,497                2,183                 217                2,362
 Expenses Assumed by
  Adviser.................                  --                   --               (7,453)             (24,993)
---------------------------------------------------------------------------------------------------------------
 Total Expenses...........              325,059              197,989              17,113               60,667
 Expense Offset--Note A...                  --                   --                  --                   --
---------------------------------------------------------------------------------------------------------------
 Net Expenses.............              325,059              197,989              17,113               60,667
---------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....              756,250              160,062               2,854              637,120
---------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
 ON INVESTMENTS...........            3,925,301            2,824,754              68,041              (59,332)
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION
 ON INVESTMENTS...........            1,364,550            2,457,888              47,229             (163,120)
---------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON
 INVESTMENTS..............            5,289,851            5,282,642             115,270             (222,452)
---------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
 RESULTING FROM
 OPERATIONS...............           $6,046,101           $5,442,704            $118,124             $414,668
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

* For the period January 2, 1997 (Commencement of Operations) to April 30,
 1997.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED       YEAR ENDED
                                                    APRIL 30, 1997 OCTOBER 31,
                                                     (UNAUDITED)       1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.............................  $   756,250   $  1,711,464
 Net Realized Gain.................................    3,925,301      4,827,174
 Net Change in Unrealized
  Appreciation/Depreciation........................    1,364,550      2,106,555
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions...........................................    6,046,101      8,645,193
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.............................     (758,480)    (1,822,583)
 Net Realized Gain.................................   (4,423,527)    (3,417,915)
--------------------------------------------------------------------------------
  Total Distributions..............................   (5,182,007)    (5,240,498)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular...................................   17,090,924     10,461,361
     --In Lieu of Cash Distributions...............    5,043,587      5,122,683
 Redeemed..........................................   (8,924,599)   (25,230,195)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Trans-
   actions.........................................   13,209,912     (9,646,151)
--------------------------------------------------------------------------------
 Total Increase (Decrease).........................   14,074,006     (6,241,456)
Net Assets:
 Beginning of Period...............................   58,691,121     64,932,577
--------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $163,456 and $165,686, respective-
  ly)..............................................  $72,765,127   $ 58,691,121
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.....................................    1,372,398        862,801
 In Lieu of Cash Distributions.....................      418,983        448,253
 Shares Redeemed...................................     (708,672)    (2,111,425)
--------------------------------------------------------------------------------
                                                       1,082,709       (800,371)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     APRIL 30, 1997 OCTOBER 31,
                                                      (UNAUDITED)      1996
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income..............................  $   160,062   $   347,051
 Net Realized Gain..................................    2,824,754     4,140,929
 Net Change in Unrealized Appreciation/Depreciation.    2,457,888     2,701,952
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions............................................    5,442,704     7,189,932
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income..............................     (185,515)     (366,530)
 Net Realized Gain..................................   (3,300,956)   (2,251,608)
--------------------------------------------------------------------------------
  Total Distributions...............................   (3,486,471)   (2,618,138)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular....................................    9,267,216     7,389,338
     --In Lieu of Cash Distributions................    3,450,863     2,561,496
 Redeemed...........................................   (3,603,846)  (13,548,762)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Trans-
   actions..........................................    9,114,233    (3,597,928)
--------------------------------------------------------------------------------
 Total Increase.....................................   11,070,466       973,866
Net Assets:
 Beginning of Period................................   32,942,846    31,968,980
--------------------------------------------------------------------------------
 End of Period (including undistributed
  (overdistributed) net investment income of $(743)
  and $24,710, respectively)........................  $44,013,312   $32,942,846
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued......................................      575,127       512,923
 In Lieu of Cash Distributions......................      228,328       194,161
 Shares Redeemed....................................     (221,028)     (947,380)
--------------------------------------------------------------------------------
                                                          582,427      (240,296)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                                JANUARY 2, 1997*
                                                                       TO
                                                                 APRIL 30, 1997
                                                                  (UNAUDITED)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income........................................     $    2,854
 Net Realized Gain............................................         68,041
 Net Change in Unrealized Appreciation........................         47,229
--------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations........        118,124
--------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income........................................         (5,455)
--------------------------------------------------------------------------------
  Total Distributions.........................................         (5,455)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular..............................................      6,674,539
   --In Lieu of Cash Distributions............................          5,453
 Redeemed.....................................................         (2,673)
--------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions................      6,677,319
--------------------------------------------------------------------------------
 Total Increase...............................................      6,789,988
Net Assets:
 Beginning of Period..........................................            --
--------------------------------------------------------------------------------
 End of Period (including overdistributed net investment
  income of $2,601)...........................................     $6,789,988
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued................................................        648,919
 In Lieu of Cash Distributions................................            540
 Shares Redeemed..............................................           (254)
--------------------------------------------------------------------------------
                                                                      649,205
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Commencement of Operations


    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                           ENDED      YEAR ENDED
                                                       APRIL 30, 1997 OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................   $    637,120  $ 1,370,069
 Net Realized Loss...................................        (59,332)      (8,572)
 Net Change in Unrealized Appreciation/Depreciation..       (163,120)     (86,140)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................        414,668    1,275,357
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................       (637,120)  (1,338,257)
 In Excess of Net Investment Income..................            --       (31,812)
----------------------------------------------------------------------------------
  Total Distributions................................       (637,120)  (1,370,069)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................      9,207,084    5,687,848
   --In Lieu of Cash Distributions...................        391,272    1,151,331
 Redeemed............................................    (11,469,116)  (8,749,458)
----------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions.......     (1,870,760)  (1,910,279)
----------------------------------------------------------------------------------
 Total Decrease......................................     (2,093,212)  (2,004,991)
Net Assets:
 Beginning of Period.................................     22,717,168   24,722,159
----------------------------------------------------------------------------------
 End of Period (including overdistributed net
  investment income of $(31,812) and distributions in
  excess of net investment income of $(31,812),
  respectively)......................................    $20,623,956  $22,717,168
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
 Shares Issued.......................................        931,660      572,484
 In Lieu of Cash Distributions.......................         39,536      116,075
 Shares Redeemed.....................................     (1,159,535)    (882,706)
----------------------------------------------------------------------------------
                                                            (188,339)    (194,147)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                            SIX MONTHS
                              ENDED              YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997    -----------------------------------------
                           (UNAUDITED)    1996     1995     1994     1993     1992
-------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $ 12.55     $ 11.86  $ 11.13  $ 11.51  $ 10.71  $ 10.26
-------------------------------------------------------------------------------------
Income From Investment
 Operations
 Net Investment Income..        0.14        0.34     0.46     0.32     0.34     0.37
 Net Realized and
  Unrealized Gain
  (Loss)................        1.06        1.38     1.04    (0.25)    0.94     0.50
-------------------------------------------------------------------------------------
  Total From Investment
   Operations...........        1.20        1.72     1.50     0.07     1.28     0.87
-------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.15)      (0.36)   (0.45)   (0.32)   (0.32)   (0.37)
 Net Realized Gain......       (0.97)      (0.67)   (0.32)   (0.13)   (0.16)   (0.05)
-------------------------------------------------------------------------------------
  Total Distributions...       (1.12)      (1.03)   (0.77)   (0.45)   (0.48)   (0.42)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 12.63     $ 12.55  $ 11.86  $ 11.13  $ 11.51  $ 10.71
-------------------------------------------------------------------------------------
TOTAL RETURN............       10.02%**    15.52%   14.23%    0.66%   12.23%    8.65%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......     $72,765     $58,691  $64,933  $64,673  $47,016  $39,129
Ratio of Expenses to Av-
 erage Net Assets.......        1.04%*      1.03%    0.96%    1.01%    0.99%    1.09%
Ratio of Net Investment
 Income to Average Net
 Assets.................        2.47%*      2.77%    3.96%    3.05%    3.08%    3.52%
Portfolio Turnover Rate.          57%         84%     130%      70%      49%      80%
Average Commission Rate.     $0.0644     $0.0684      N/A      N/A      N/A      N/A
-------------------------------------------------------------------------------------
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        1.04%*      1.02%    0.96%     N/A      N/A      N/A
-------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                            SIX MONTHS
                              ENDED             YEARS ENDED OCTOBER 31,
                          APRIL 30, 1997 ------------------------------------------
                           (UNAUDITED)    1996     1995     1994     1993     1992
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........     $ 15.72     $ 13.69  $ 12.54  $ 12.39  $ 11.01  $10.29
------------------------------------------------------------------------------------
Income From Investment
 Operations
 Net Investment Income..        0.07        0.15     0.21     0.16     0.15    0.17
 Net Realized and
  Unrealized Gain.......        2.29        3.01     1.73     0.27     1.53    0.75
------------------------------------------------------------------------------------
  Total From Investment
   Operations...........        2.36        3.16     1.94     0.43     1.68    0.92
------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.08)      (0.16)   (0.20)   (0.15)   (0.16)  (0.16)
 Net Realized Gain......       (1.56)      (0.97)   (0.59)   (0.13)   (0.14)  (0.04)
------------------------------------------------------------------------------------
  Total Distributions...       (1.64)      (1.13)   (0.79)   (0.28)   (0.30)  (0.20)
------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $ 16.44     $ 15.72  $ 13.69  $ 12.54  $ 12.39  $11.01
------------------------------------------------------------------------------------
TOTAL RETURN+...........       15.96%**    24.76%   16.61%    3.50%   15.46%   9.01%
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......     $44,013     $32,943  $31,969  $23,352  $15,982  $9,725
Ratio of Expenses to
 Average Net Assets.....        0.99%*      0.99%    1.00%    0.99%    0.93%   1.04%
Ratio of Net Investment
 Income to
 Average Net Assets.....        0.80%*      1.01%    1.64%    1.34%    1.30%   1.73%
Portfolio Turnover
 Rate...................          34%         78%     135%      73%      55%     84%
Average Commission Rate
 #......................     $0.0663     $0.0687      N/A      N/A      N/A     N/A
------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.01     $  0.03  $  0.03  $  0.04  $  0.06  $ 0.09
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................        0.99%*      0.99%    0.99%     N/A      N/A     N/A
------------------------------------------------------------------------------------

 * Annualized
** Not Annualized
 + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the periods.
 # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                             JANUARY 2, 1997***
                                                                     TO
                                                               APRIL 30, 1997
                                                                (UNAUDITED)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income......................................         0.01
 Net Realized and Unrealized Gain...........................         0.46
-------------------------------------------------------------------------------
  Total From Investment Operations..........................         0.47
-------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income......................................        (0.01)
-------------------------------------------------------------------------------
  Total Distributions.......................................        (0.01)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.46
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL RETURN+...............................................         4.70%**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (Thousands).......................      $ 6,790
Ratio of Expenses to Average Net Assets.....................         1.25%*
Ratio of Net Investment Income to Average Net Assets........         0.21%*
Portfolio Turnover Rate.....................................           32%
Average Commission Rate.....................................      $0.0649
-------------------------------------------------------------------------------
Voluntarily Waived Fees and Expenses Assumed by the Adviser
 Per Share..................................................         0.04%
Ratio of Expenses to Average Net Assets Including Expense
 Offsets....................................................         1.25%*
-------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had certain fees not been waived and assumed by the Adviser during the period.

    The accompanying notes are an integral part of the financial statements.

STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              FEBRUARY 10,
                            SIX MONTHS                                         1992*** TO
                              ENDED          YEARS ENDED OCTOBER 31,          OCTOBER 31,
                          APRIL 30, 1997  ------------------------------------------------
                           (UNAUDITED)    1996     1995     1994     1993         1992
------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....     $  9.93     $  9.96  $  9.74  $ 10.12  $ 10.07     $ 10.00
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..        0.28        0.56     0.54     0.49     0.53        0.30
 Net Realized and
  Unrealized Gain
  (Loss)................       (0.10)      (0.03)    0.23    (0.38)    0.06        0.07
------------------------------------------------------------------------------------------
  Total From Investment
   Operations...........        0.18        0.53     0.77     0.11     0.59        0.37
------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..       (0.28)      (0.55)   (0.55)   (0.48)   (0.53)+     (0.30)
 In Excess of Net
  Investment Income.....         --        (0.01)     -- #     --       --          --
 Net Realized Gain......         --          --       --       --     (0.01)        --
 Return of Capital......         --          --       --     (0.01)     --          --
------------------------------------------------------------------------------------------
  Total Distributions...       (0.28)      (0.56)   (0.55)   (0.49)   (0.54)      (0.30)
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................     $  9.83     $  9.93  $  9.96  $  9.74  $ 10.12     $ 10.07
------------------------------------------------------------------------------------------
TOTAL RETURN++..........        1.85%       5.51%    8.16%    1.16%    5.98%       3.75%
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....     $20,624     $22,717  $24,722  $24,382  $20,256     $12,101
Ratio of Expenses to
 Average Net Assets.....        0.55%*      0.55%    0.55%    0.53%    0.50%       0.50%*
Ratio of Net Investment
 Income to Average Net
 Assets.................        5.73%*      5.66%    5.55%    5.00%    5.24%       5.00%*
Portfolio Turnover Rate.          44%         48%      58%     100%      78%        122%
------------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..     $  0.04     $  0.06  $  0.04  $  0.05  $  0.05     $  0.03
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................        0.55%*      0.55%    0.55%     N/A      N/A         N/A
------------------------------------------------------------------------------------------

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Because of the differences between book and tax basis accounting, approximately $0.025 of the Portfolio's distributions for the year ended October 31, 1993 were return of capital for Federal income tax purposes.
 ++ Total return would have been lower had certain fees not been waived and assumed by the Adviser during the periods.
  # Value is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust, (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio and the Sterling Partners' Short-Term Fixed Income Portfolio (the "Portfolios"), are portfolios of UAM Funds, Inc., which are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objectives of the Portfolios are as follows:

  The STERLING PARTNERS' BALANCED PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a balanced portfolio of common stocks and fixed income securities.

  The STERLING PARTNERS' EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in common stocks.

  The STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities of smaller companies, in terms of market capitalization.

  The STERLING PARTNERS' SHORT-TERM FIXED INCOME PORTFOLIO seeks to provide a high level of current income consistent with the maintenance of principal and liquidity by investing primarily in investment grade fixed income securities with an average weighted maturity between 1 and 3 years.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a securities exchange and unlisted securities for which market quotations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. In addition, listed and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

                         STERLING PARTNERS' PORTFOLIOS

  At October 31, 1996, the following Portfolio had available an approximate capital loss carryover for Federal income tax purposes, which will expire on the dates indicated:

                                                   EXPIRATION DATE OCTOBER 31,
                                                  -----------------------------
   STERLING PARTNERS' PORTFOLIO                     2002      2003      TOTAL
   ----------------------------                   --------- --------- ---------
   Short-Term Fixed Income....................... $ 222,000 $ 145,000 $ 367,000

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. DISTRIBUTIONS TO SHAREHOLDERS: Each Portfolio will normally distribute substantially all of its net investment income to shareholders quarterly for the Sterling Partners' Equity, Sterling Partners' Balanced and the Sterling Partners' Small Cap Value Portfolios, and monthly for the Sterling Partner's Short-Term Fixed Income Portfolio. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments and in-kind transactions.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  5. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

                         STERLING PARTNERS' PORTFOLIOS

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Sterling Capital Management Company (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of average daily net assets for the Sterling Partners' Balanced and Sterling Partners' Equity Portfolios, 1.00% of average daily net assets for the Sterling Partners' Small Cap Value Portfolio and 0.50% of average daily net assets for the Sterling Partners' Short-Term Fixed Income Portfolio. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.11%, 0.99%, 1.25% and 0.55% of average daily net assets for the Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio and the Sterling Partners' Short-Term Fixed Income Portfolio, respectively. With respect to the Sterling Partners' Short-Term Fixed Income Portfolio, such waiver and assumption will expire on June 16, 1997.

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.06%, 0.04% and 0.04% of average daily net assets for Sterling Partners' Balanced Portfolio, Sterling Partners' Equity Portfolio, Sterling Partners' Small Cap Value Portfolio and Sterling Partners' Short-Term Fixed Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator and paid the following portion to CGFSC for its services as sub-Administrator:

                                                                        PORTION
                                                         ADMINISTRATION PAID TO
STERLING PARTNERS' PORTFOLIOS                                 FEES       CGFSC
-----------------------------                            -------------- -------
Balanced................................................    $57,544     $39,065
Equity..................................................     50,020      38,044
Small Cap Value.........................................      9,050       8,508
Short-Term Fixed Income.................................     42,401      37,945

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

                         STERLING PARTNERS' PORTFOLIOS

E. DISTRIBUTION AND SERVICE PLANS: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. PURCHASES AND SALES: For the six months ended April 30, 1997, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were:

STERLING PARTNERS' PORTFOLIOS                             PURCHASES     SALES
-----------------------------                            ----------- -----------
Balanced................................................ $28,615,230 $18,737,783
Equity..................................................  18,566,284  13,468,649
Small Cap Value*........................................   7,541,811   1,165,615
Short-Term Fixed Income.................................   4,037,890   6,380,413

--------
* For the period January 2, 1997 (Commencement of Operations) to April 30,
  1997.

Purchases and sales of long-term U.S. Government securities were $14,031,553 and $15,705,128, respectively, for the Sterling Partners' Balanced Portfolio, and $4,528,275 and $12,212,923, respectively, for the Sterling Partner's Short-Term Fixed Income Portfolio. The Sterling Partners' Equity Portfolio purchase figure includes $307,952 of in-kind transactions.

H. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds, and reimbursement of expenses incurred in attending Board meetings.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

                         STERLING PARTNERS' PORTFOLIOS

J. OTHER: At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio were:

                                                             NO. OF        %
STERLING PARTNERS' PORTFOLIOS                             SHAREHOLDERS OWNERSHIP
-----------------------------                             ------------ ---------
Balanced.................................................       1        13.8%
Equity...................................................       1        10.3
Short-Term Fixed Income..................................       2        28.1

-------------------------------------------------------------------------------

                                   UAM FUNDS
                                TS&W PORTFOLIOS

-------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Norton H. Reamer   William H. Park
Director, President and Chairman
                   Vice President


                   Michael E. DeFao
John T. Bennett, Jr.
Director           Secretary


Philip D. English  Karl O. Hartmann
Director           Assistant Secretary


William A. Humenuk Gary L. French
Director           Treasurer


                   Robert R. Flaherty
Peter M. Whitman, Jr.
Director           Assistant Treasurer

                   Gordon M. Shone
                   Assistant Treasurer

-------------------------------------------------------------------------------

INVESTMENT ADVISER
 Thompson, Siegel & Walmsley, Inc.
 5000 Monument Avenue
 Richmond, VA 23230-0883

-------------------------------------------------------------------------------

ADMINISTRATOR
 UAM Fund Services, Inc.
 211 Congress Street
 Boston, MA 02110

-------------------------------------------------------------------------------

CUSTODIAN
 The Chase Manhattan Bank
 3 Chase MetroTech Center
 Brooklyn, NY 11245

-------------------------------------------------------------------------------

LEGAL COUNSEL
 Stradley, Ronon, Stevens & Young LLP
 2600 One Commerce Square Philadelphia, PA 19103

-------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS
 Price Waterhouse LLP
 160 Federal Street
 Boston, MA 02110

-------------------------------------------------------------------------------

DISTRIBUTOR
 UAM Fund Distributors, Inc.
 211 Congress Street Boston, MA 02110

-------------------------------------------------------------------------------


This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

-------------------------------------------------------------------------------


LOGO                               UAM Funds

                                     TS&W
                                  PORTFOLIOS

-------------------------------------------------------------------------------


                              SEMI-ANNUAL REPORT
                                APRIL 30, 1997

UAM FUNDS                                                        TS&W PORTFOLIOS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

Shareholder's Letter........................................................   1
Portfolio of Investments
  Equity....................................................................   5
  Fixed Income..............................................................   9
  International Equity......................................................  11
Statement of Assets and Liabilities.........................................  17
Statement of Operations.....................................................  18
Statement of Changes in Net Assets
  Equity....................................................................  19
  Fixed Income..............................................................  20
  International Equity......................................................  21
Financial Highlights
  Equity....................................................................  22
  Fixed Income..............................................................  23
  International Equity......................................................  24
Notes to Financial Statements...............................................  25

--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with our semi-annual report for the period ended April 30, 1997 on the UAM Funds' Portfolios managed by Thompson, Siegel & Walmsley, Inc. (TS&W).

The TS&W Equity, Fixed Income and International Equity Portfolios have grown since our annual report of October 31, 1996. The Equity Portfolio's net asset value on April 30, 1997 was $86,348,243, the Fixed Income Portfolio's net asset value was $62,755,494 and the International Equity Portfolio was valued at $109,238,633.

Participants in these Portfolios include the TS&W retirement plans, existing TS&W clients, and others seeking investment management direction from TS&W. We encourage many of our clients to pursue a balanced investment approach, utilizing a combination of these Portfolios to achieve their specific investment objectives.

The Portfolios are managed by the TS&W team of investment professionals utilizing the same investment philosophy and decision making process which has been in place at our firm for over two decades. We pursue a conservative approach that emphasizes relative values in the selection of securities. We stress quality securities and a diversified approach in structuring portfolios.

Our decision making process focuses on top-down economic analysis; fundamental analysis of economic sectors, industries, and companies; and an analysis of absolute and relative values in the market. Our long-term goal is to achieve above-average results at below-average levels of risk over a complete economic or market cycle.

                             TS&W EQUITY PORTFOLIO

The TS&W Equity Portfolio had total net assets of $86,348,243 on April 30, 1997 with $78,743,297 (91% of net assets) invested in common stock, and the remainder in cash reserves. The TS&W Equity Portfolio returned 11.47% for the six months ended April 30, 1997, versus the S&P 500 Index return of 14.71%.

Previously identified themes, for the U.S. Equity market including robust economic readings and healthy corporate profit growth, continued to propel stocks higher over the past six months. Impressive return statistics mask, however, the revival of significant stock market volatility. The five year period ended in December 1996 was the least volatile period for stocks in thirty-five years, without a single decline of ten percent or more. The period ended April 30, 1997 was marked by an interim decline of 9.37% in the S&P 500 Index sparked by concerns that economic growth was on the verge of rekindling inflation. When it became clear that many large companies would once again post earnings that exceeded expectations, the stock market shook off worries about tighter monetary policy and staged an impressive recovery to end the period near all-time highs.

We expect these more volatile conditions to persist as 1997 progresses, creating pitfalls and opportunities for investors. With the general level of stock prices near record highs based on many fundamental valuation measures, the market has become highly sensitive to discrete news items, creating an environment punctuated by sharp daily price swings. Interest rates are likely to continue moving higher in the near term until the Federal Reserve becomes satisfied that the economy has clearly down-shifted to a slower growth rate. Economic growth should begin to slow in the latter part of the year as the gradual rate increase of the past year begins to bite. As this occurs many firms may find it difficult to achieve further gains in profit margins, a primary driver of the stock market's 1995-1996 rally. (Under these conditions, bonds offer an increasingly attractive alternative to stocks.)

We remain adherent to the simple philosophy that economic and financial markets follow cyclical patterns. We believe that our disciplined approach to valuation is well suited for navigating through more turbulent periods. For example, we used recent rallies to trim positions in several large multinational companies that have outperformed the broad market and have met or exceeded our price targets, including Minnesota Mining, BankAmerica, Caterpillar, General Electric, Bristol Myers Squibb, Schering Plough, Procter & Gamble and Texas Instruments. Significant additions to the TS&W Equity Portfolio during the period ended April 30, 1997 include property and casualty insurer Chubb Corp., American Home Products, a pharmaceutical company, Electronic Data Systems and Pall Corp. We also added to our holdings of Dresser Industries, United Dominion and Realty Trust.

                          TS&W FIXED INCOME PORTFOLIO

The TS&W Fixed Income Portfolio had total net assets of $62,755,494 on April 30, 1997. The Portfolio return for the six months ended April 30, 1997 was 1.12% versus the Lehman Brothers Government/Corporate Index (the "benchmark index") return of 1.30%.

Measures of the vitality of the U.S. economy have been generally strong over the past six months, highlighted by the 5.6% estimate of first quarter 1997 gross domestic product growth and a 4.9% unemployment reading for April. Although official government data and widespread anecdotal evidence continue to indicate little upward pressure on prices, interest rates gradually rose over the past six months as fixed income investors interpreted the economic data to foretell an eventual pickup in the inflation rate. The ten year Treasury yield rose to 6.71% from 6.34% during the six months ended April 30, 1997. The Federal Reserve seconded this move with the widely anticipated 1/4 point Federal Funds rate boost implemented on March 25.

The TS&W Fixed Income Portfolio began the second quarter with an effective maturity of 8.2 years, and a duration of 4.9 years, slightly shorter than the benchmark index duration of 5.1 years. As rates rose over the past three months, we extended maturities slightly, ending the quarter with an effective maturity of 9.0 years and a duration of close to 5.1 years. The maturity structure of the Portfolio continues to be similar to that of the benchmark index. At period end the Portfolio was composed of 53.6% Treasury issues, 13.6% corporate bonds, 2.0% overnight funds, and 30.1% mortgage pass-through securities.

Looking ahead, the key question for fixed income investors is whether rates have risen sufficiently to restrain economic growth, or whether the Fed will be compelled to continue pushing short term rates higher. Although we do not expect U.S. economic growth to maintain the heady pace of the last two quarters, ample domestic liquidity, solid personal income growth and improving foreign demand suggest continued expansion. Under this scenario the Federal Reserve will be inclined to tighten monetary policy. We would probably use an upward move in interest rates over the next few months to lengthen further the duration of the TS&W Fixed Income Portfolio. By late 1997 enough evidence of slower growth may have accumulated to allow interest rates to begin drifting lower.

                      TS&W INTERNATIONAL EQUITY PORTFOLIO

The TS&W International Equity Portfolio had total net assets of $109,238,633 on April 30, 1997. The Portfolio returned 5.44% for the six months ended April 30, 1997. The Morgan Stanley Capital International EAFE Index ("EAFE"), our benchmark index, rose 1.57% during that period.

The two major determinants of performance in this period were the strong U.S. dollar and Japanese Yen. A weak Japanese market, exacerbated by a strong dollar, dragged down EAFE's performance. Even a strong rise in European markets could not overcome these two major effects. Note that European markets, representing about 60% of EAFE, are now virtually double the size of Japan.

While depressed overall, the Japanese stock market has been very segmented. Blue chip exporters have performed well. They have been helped by the strong dollar and the lack of suitable alternative investments. Domestically oriented sectors like financials, utilities, construction, and retail have been losing ground during the period. Years of being sheltered from foreign competition and a favorable regulatory environment have not prepared them for the new environment of de-regulation and increased foreign participation. Japan is in the midst of the most profound changes in its business character since the post-war Occupation.

Outside Japan, Asia was nearly unchanged in performance terms. Export growth has subsided and the extremely high economic growth rates have slowed. European markets were up mainly due to restructuring gains, signs of economic recovery, favorable currency movements, and continued monetary easing. Despite a surging dollar which essentially halved returns, the European component of EAFE was up over 10% during the period.

On an industry basis it was best to be in financial stocks in the UK, Holland, and Spain as well as auto stocks in Germany and Italy. Local and company specific factors within Europe predominated, making this a selective rally.

The Portfolio has maintained a significant underweighting in Japan during the last six months and will continue to do so. Holdings are concentrated in the capital goods sector and consumer technology where Japanese firms enjoy a global competitive advantage and where a weaker Japanese Yen should be beneficial. The Portfolio will continue to overweight Europe as we expect further benefits from an accommodating monetary policy and the impetus of economic restructuring and de-regulation.

The world economic recovery has further to run, even if U.S. growth slows. The rest of the world is, in widely varying degrees, busily restructuring its industrial base. Europeans are desperately seeking to implement a common currency to reduce transaction costs and to unify business practices. Other ideas to enhance economic performance are being examined and tried. There is considerable scope for reform.

Thus, any stock market slowdown in the U.S. should adversely impact the rest of the world only temporarily. Further, the stronger dollar provides a major competitive boost to the rest of the world, much of which is being helped already by loose monetary policy. Continental Europe will benefit especially from structural changes. Asia ex-Japan as well as emerging markets will also be preferred due to their lower correlations to the U.S. market.

Respectfully submitted,

LOGO
John T. Siegel, CFA
Managing Director

                     DEFINITION OF THE COMPARATIVE INDICES

The S&P 500 Index is an unmanaged index composed of 400 industrial, 40 financial, 40 utilities and 20 transportation stocks.

The Lehman Brothers Government/Corporate Index is an unmanaged index composed of a combination of the Government and Corporate Bond Indices. The Government Index includes public obligations of the U.S. Treasury, issues of Government agencies, and corporate debt backed by the U.S. Government. The Corporate Bond Index includes fixed-rate nonconvertible corporate debt. Also included are Yankee Bonds and nonconvertible debt issued by or guaranteed by foreign or international governments and agencies. All issues are investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $100 million for U.S. Government issues and $25 million for others. Any security downgraded during the month is held in the index until month-end and then removed. All returns are market value weighted inclusive of accrued income.

The Morgan Stanley Capital International EAFE Index is an unmanaged index composed of arithmetic, market value weighted averages of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

Comparisons of performance assume reinvestment of dividends.

Please note that one cannot invest in an unmanaged index.

The investment results presented in the Adviser's letter represent past performance and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For a complete discussion of the risks associated with international investing, please refer to the TS&W Portfolios' Prospectus.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (91.2%)
-------------------------------------------------------------------------------
AEROSPACE & DEFENSE (0.8%)
 Raytheon Co................................................ 15,910 $   694,074
-------------------------------------------------------------------------------
BANKS (6.2%)
 BankAmerica Corp........................................... 11,450   1,338,219
 Crestar Financial Corp..................................... 21,590     798,830
 J.P. Morgan & Co........................................... 12,000   1,222,500
 National City Corp......................................... 20,300     989,625
 NationsBank Corp........................................... 17,000   1,026,375
                                                                    -----------
                                                                      5,375,549
-------------------------------------------------------------------------------
BEVERAGES, FOOD & TOBACCO (11.5%)
 Archer-Daniels-Midland Co.................................. 72,500   1,332,188
 CPC International, Inc..................................... 23,570   1,947,471
 International Flavors & Fragrances, Inc.................... 50,000   2,106,250
 PepsiCo, Inc............................................... 37,850   1,320,019
 Procter & Gamble Co........................................ 10,000   1,257,500
 Unilever N.V.-New York Shares.............................. 10,000   1,962,500
                                                                    -----------
                                                                      9,925,928
-------------------------------------------------------------------------------
CAPITAL EQUIPMENT (5.5%)
 Albany International Corp., Class A........................ 44,325     892,040
 BW/IP, Inc................................................. 45,895     745,794
 Caterpillar Inc............................................ 12,500   1,112,500
 Goulds Pumps, Inc.......................................... 18,975     687,844
 Keystone International, Inc................................ 36,935     729,466
 Trinity Industries, Inc.................................... 21,280     558,600
                                                                    -----------
                                                                      4,726,244
-------------------------------------------------------------------------------
CHEMICALS (3.3%)
 Dow Chemical Co............................................ 21,720   1,843,485
 Nalco Chemical Co.......................................... 28,840   1,038,240
                                                                    -----------
                                                                      2,881,725
-------------------------------------------------------------------------------
CONSTRUCTION (1.0%)
 Ingersoll-Rand Co.......................................... 17,700     869,512
-------------------------------------------------------------------------------
CONSUMER CYCLICAL (1.6%)
 Masco Corp................................................. 36,420   1,374,855
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
ELECTRONICS (13.2%)
 AMP, Inc................................................... 39,000 $ 1,399,125
 Corning, Inc............................................... 45,000   2,171,250
 Electronic Data Systems Corp............................... 42,400   1,415,100
 Emerson Electric Co........................................ 20,100   1,020,075
 General Electric Co........................................ 11,218   1,243,796
 Hewlett-Packard Co......................................... 25,800   1,354,500
 Motorola, Inc.............................................. 26,000   1,488,500
 Texas Instruments, Inc..................................... 15,000   1,338,750
                                                                    -----------
                                                                     11,431,096
-------------------------------------------------------------------------------
ENERGY (10.4%)
 Chevron Corp............................................... 20,200   1,383,700
 Coastal Corp............................................... 20,670     981,825
 Dresser Industries, Inc.................................... 44,550   1,330,931
 Elf Aquitaine ADR.......................................... 41,979   2,041,229
 Enron Corp................................................. 25,225     949,091
 Schlumberger Ltd...........................................  9,170   1,015,577
 Texaco, Inc................................................ 12,500   1,318,750
                                                                    -----------
                                                                      9,021,103
-------------------------------------------------------------------------------
HEALTH CARE (2.6%)
 Columbia/HCA Healthcare Corp............................... 60,200   2,107,000
 Covance, Inc............................................... 11,250     165,938
                                                                    -----------
                                                                      2,272,938
-------------------------------------------------------------------------------
INSURANCE (1.0%)
 Chubb Corp................................................. 15,000     866,250
-------------------------------------------------------------------------------
LODGING & RESTAURANTS (2.3%)
 Bob Evans Farms, Inc....................................... 49,150     651,237
 McDonald's Corp............................................ 24,430   1,310,059
                                                                    -----------
                                                                      1,961,296
-------------------------------------------------------------------------------
MANUFACTURING (2.4%)
 Halter Marine Group, Inc...................................  7,405     145,323
 Pall Corp.................................................. 85,000   1,965,625
                                                                    -----------
                                                                      2,110,948
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             SHARES   VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
-------------------------------------------------------------------------------
METALS (1.6%)
 Reynolds Metals Co......................................... 20,405 $ 1,384,989
-------------------------------------------------------------------------------
PAPER & PACKAGING (2.3%)
 International Paper Co..................................... 46,400   1,960,400
-------------------------------------------------------------------------------
PHARMACEUTICALS (6.4%)
 American Home Products Corp................................ 22,000   1,457,500
 Bristol-Myers Squibb Co.................................... 14,550     953,025
 Pfizer, Inc................................................ 12,700   1,219,200
 Schering-Plough Corp....................................... 23,240   1,859,200
                                                                    -----------
                                                                      5,488,925
-------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS (5.3%)
 Duke Realty Investments, Inc............................... 25,000     918,750
 Highwoods Properties, Inc.................................. 13,000     404,625
 Liberty Property Trust..................................... 47,500   1,145,938
 Merry Land & Investment Co., Inc........................... 52,400   1,074,200
 United Dominion Realty Trust............................... 75,000   1,031,250
                                                                    -----------
                                                                      4,574,763
-------------------------------------------------------------------------------
RETAIL (1.9%)
 Wal-Mart Stores, Inc....................................... 57,000   1,610,250
-------------------------------------------------------------------------------
SERVICES (1.3%)
 Minnesota Mining & Manufacturing Co........................ 12,665   1,101,855
-------------------------------------------------------------------------------
TEXTILES & APPAREL (0.7%)
 Springs Industries, Inc., Class A.......................... 12,375     578,531
-------------------------------------------------------------------------------
UTILITIES (9.9%)
 AT&T Corp.................................................. 15,307     512,784
 Dominion Resources, Inc.................................... 47,650   1,637,969
 GTE Corp................................................... 40,300   1,848,763
 MCI Communications Corp.................................... 35,000   1,330,000
 Pacificorp................................................. 98,600   1,959,675
 Southern Co................................................ 61,000   1,242,875
                                                                    -----------
                                                                      8,532,066
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $63,024,037)......................         78,743,297
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.9%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.9%)
 Chase Securities, Inc., 5.20% dated 4/30/97, due 5/1/97,
  to be
  repurchased at $3,368,486, collateralized by $3,387,283
  of various U.S.
  Treasury Notes, 4.75%-6.125% due 8/31/98-10/31/98,
  valued at
  $3,368,061 (COST $3,368,000)........................... $3,368,000 $ 3,368,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (95.1%) (COST $66,392,037) (a).........             82,111,297
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (4.9%)......................              4,236,946
--------------------------------------------------------------------------------
NET ASSETS (100%)........................................            $86,348,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+    See Note A to Financial Statements.
ADR  American Depositary Receipt
(a) The cost for federal income tax purposes was $66,392,037. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $15,719,260. This consisted of aggregate gross unrealized appreciation for all securities of $17,413,280 and aggregate gross unrealized depreciation for all securities of $1,694,020.

   The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (53.6%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS (24.1%)
 6.25%, 8/15/23.......................................... $3,900,000 $ 3,530,358
 7.125%, 2/15/23.........................................  7,655,000   7,716,852
 8.125%, 8/15/19.........................................  3,490,000   3,901,505
                                                                     -----------
                                                                      15,148,715
--------------------------------------------------------------------------------
U.S. TREASURY NOTES (29.5%)
 5.625%, 8/31/97.........................................  1,000,000     999,840
 6.125%, 8/31/98.........................................  2,000,000   2,000,660
 6.25%, 8/31/00..........................................  2,235,000   2,220,874
 6.375%, 1/15/99-7/15/99.................................  3,825,000   3,834,422
 6.50%, 8/15/05..........................................  5,000,000   4,924,050
 7.25%, 8/15/04..........................................  2,350,000   2,427,315
 7.50%, 5/15/02..........................................  2,000,000   2,079,960
                                                                     -----------
                                                                      18,487,121
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $33,878,119)......             33,635,836
--------------------------------------------------------------------------------
AGENCY SECURITIES (30.1%)
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.0%)
 6.00%, 3/01/02..........................................  3,214,344   3,132,957
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (13.1%)
 6.50%, 2/1/03...........................................  2,958,727   2,905,100
 7.00%, 3/1/11...........................................  2,591,429   2,566,324
 8.00%, 2/1/23...........................................  2,684,539   2,733,196
                                                                     -----------
                                                                       8,204,620
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (12.0%)
 Various Pools:
   6.50%, 3/15/26........................................  3,379,458   3,176,690
   7.50%, 1/15/07........................................      1,295       1,284
   7.50%, 12/15/22.......................................  1,861,800   1,846,092
   9.00%, 8/15/24........................................  2,371,613   2,498,346
   12.50%, 11/15/13......................................      5,711       6,621
                                                                     -----------
                                                                       7,529,033
--------------------------------------------------------------------------------
TOTAL AGENCY SECURITIES (COST $18,906,968)...............             18,866,610
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                             FACE
                                                            AMOUNT     VALUE+

--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (13.6%)
--------------------------------------------------------------------------------
FINANCIAL SERVICES (6.9%)
 ***CIT Group Holdings 5.88%, 5/2/97....................  $1,425,000 $ 1,425,000
 Countrywide Funding Corp. 8.25%, 7/15/02...............     915,000     955,031
 Fleet/Norstar Group 8.125%, 7/1/04.....................     655,000     686,113
 Lehman Brothers Inc. 7.125%, 7/15/02...................   1,300,000   1,290,250
                                                                     -----------
                                                                       4,356,394
--------------------------------------------------------------------------------
INDUSTRIAL (6.7%)
 ***Ford Motor Credit Co. 5.93%, 5/20/97................   1,970,000   1,970,768
 ***G.E. Capital Corp., Series A 5.61%, 8/11/97.........   2,205,000   2,206,367
                                                                     -----------
                                                                       4,177,135
--------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS (COST $8,549,647)...........               8,533,529
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.0%)
 Chase Securities, Inc., 5.20% dated 4/30/97, due
  5/1/97, to be repurchased at $1,273,184,
  collateralized by $1,280,288 of various U.S. Treasury
  Notes, 4.75%-6.125%, due 8/31/98-10/31/98, valued at
  $1,273,023 (COST $1,273,000)..........................   1,273,000   1,273,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.3%) (COST $62,607,734) (a)........              62,308,975
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.7%).....................                 446,519
--------------------------------------------------------------------------------
NET ASSETS (100%).......................................             $62,755,494
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  + See Note A to Financial Statements.
*** Variable/Floating rate security-rate disclosed is as of April 30, 1997.
 (a) The cost for federal income tax purposes was $62,607,734. At April 30,1997, net unrealized depreciation for all securities based on tax cost was $298,759. This consisted of gross unrealized appreciation for all securities of $342,479 and aggregate gross unrealized depreciation for all securities of $641,238.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS
April 30, 1997 (Unaudited)

                                                           SHARES     VALUE+

-------------------------------------------------------------------------------
COMMON STOCKS (88.2%)
-------------------------------------------------------------------------------
ARGENTINA (1.5%)
 YPF S.A. ADR............................................   58,000 $  1,602,250
-------------------------------------------------------------------------------
AUSTRALIA (3.1%)
 Brambles Industries Ltd. ...............................  106,000    1,916,952
 WMC Ltd. ...............................................  245,994    1,457,322
                                                                   ------------
                                                                      3,374,274
-------------------------------------------------------------------------------
BRAZIL (1.8%)
 Telebras S.A. ADR.......................................   17,000    1,950,750
-------------------------------------------------------------------------------
FRANCE (5.5%)
 Banque Paribas..........................................   23,251    1,467,490
 Cie Generale des Eaux...................................   11,156    1,555,130
 Elf Aquitaine S.A. ADR..................................    9,227      448,663
 Elf Aquitaine S.A.......................................   12,463    1,209,502
 Valeo SA................................................   22,000    1,357,978
                                                                   ------------
                                                                      6,038,763
-------------------------------------------------------------------------------
GERMANY (7.3%)
 adidas AG...............................................   12,000    1,243,362
 Bayerische Motoren Werke AG.............................    2,225    1,808,358
 Karstadt AG.............................................    3,000      900,139
 Mannesmann AG...........................................    3,681    1,447,412
 Tarkett AG..............................................   30,000      536,828
 #Tarkett AG ADR.........................................   34,000      579,210
 Veba AG.................................................   28,000    1,452,205
                                                                   ------------
                                                                      7,967,514
-------------------------------------------------------------------------------
HONG KONG (5.7%)
 HSBC Holdings plc.......................................  106,833    2,703,236
 Hutchison Whampoa Ltd. .................................  250,000    1,855,797
 Sun Hung Kai Properties Ltd. ...........................  150,000    1,626,646
                                                                   ------------
                                                                      6,185,679
-------------------------------------------------------------------------------
INDIA (1.5%)
 *Indian Opportunities Fund Ltd. ........................  156,183    1,451,721
*++(S)Oryx (India) Fund Ltd. (acquired 4/26/95-6/16/95,
 Cost $419,550)..........................................   40,000      200,000
                                                                   ------------
                                                                      1,651,721
-------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
ISRAEL (0.4%)
 Scitex Corp., Ltd. ......................................   71,000 $    488,125
--------------------------------------------------------------------------------
ITALY (1.4%)
 WEBS-Italy Index Series..................................  100,000    1,512,500
--------------------------------------------------------------------------------
JAPAN (12.0%)
 Canon, Inc...............................................   97,000    2,299,882
 East Japan Railway Co. ..................................      200      864,907
 Hitachi Ltd. ............................................  193,000    1,748,326
 Japan OTC Equity Fund, Inc. .............................  150,000      937,500
 Maezawa Kyuso Industries Co. ............................   36,000      377,156
 Mitsubishi Heavy Industries Ltd. ........................  223,000    1,472,028
 Mitsui & Co., Ltd. ......................................  199,000    1,518,952
 Nomura Securities Co., Ltd. .............................   90,000    1,006,696
 Riso Kagaku..............................................   27,200    1,606,932
 Yamatake-Honeywell Co., Ltd. ............................   90,000    1,339,898
                                                                    ------------
                                                                      13,172,277
--------------------------------------------------------------------------------
KOREA (4.0%)
 Kookmin Bank.............................................   78,377    1,426,638
 Korea Electric Power Corp. ADR...........................   52,000    1,554,157
 Samsung Electronics......................................   17,000    1,412,165
                                                                    ------------
                                                                       4,392,960
--------------------------------------------------------------------------------
MALAYSIA (2.1%)
 Carlsberg Brewery (Malaysia) Bhd. .......................  115,000    1,003,386
 Malayan Banking Bhd. ....................................  125,000    1,245,020
                                                                    ------------
                                                                       2,248,406
--------------------------------------------------------------------------------
MEXICO (1.1%)
 Panamerican Beverages, Inc., Class A.....................   40,000    1,160,000
--------------------------------------------------------------------------------
NETHERLANDS (5.0%)
 *ASM Lithography Holding N.V. ...........................   17,000    1,269,633
 ING Groep N.V. ..........................................   35,538    1,395,471
 Koninklijke Emballage Industrie Van Leer.................   80,000    1,593,266
 Philips Electronics N.V. ................................   24,000    1,252,849
                                                                    ------------
                                                                       5,511,219
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                            SHARES     VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
NORWAY (2.5%)
 *Petroleum Geo-Services ASA..............................   35,000 $  1,366,439
 Schibsted ASA............................................   80,000    1,381,886
                                                                    ------------
                                                                       2,748,325
--------------------------------------------------------------------------------
SINGAPORE (3.3%)
 Clipsal Industries Ltd. .................................  374,000    1,466,080
 Datacraft Asia Ltd. .....................................  948,000    2,085,600
                                                                    ------------
                                                                       3,551,680
--------------------------------------------------------------------------------
SPAIN (2.7%)
 ENDESA...................................................   22,800    1,595,454
 Repsol S.A. ADR..........................................   31,500    1,319,062
                                                                    ------------
                                                                       2,914,516
--------------------------------------------------------------------------------
SWEDEN (7.1%)
 Electrolux AB, Series B..................................   15,000      860,695
 Ericsson (LM) ADR........................................   67,000    2,252,875
 Esselte AB, Class B......................................   55,000    1,255,339
 Getinge Industrier AB, Class B...........................   80,000    1,407,714
 Sparbaken Sverige AB, Class A............................  110,000    1,963,660
                                                                    ------------
                                                                       7,740,283
--------------------------------------------------------------------------------
SWITZERLAND (3.4%)
 ABB AG (Bearer)..........................................    1,380    1,672,302
 Magazine Zum Globus (Participating Certificates).........    2,200    1,036,524
 Roche Holding AG.........................................      125    1,056,517
                                                                    ------------
                                                                       3,765,343
--------------------------------------------------------------------------------
THAILAND (1.5%)
 Thai Euro Fund...........................................   50,000      975,000
 Thai Farmers Bank Public Co., Ltd. ......................  154,000      672,129
                                                                    ------------
                                                                       1,647,129
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                        SHARES         VALUE+

--------------------------------------------------------------------------------
COMMON STOCKS--(CONTINUED)
--------------------------------------------------------------------------------
UNITED KINGDOM (15.3%)
 British Airport Authority plc....................          132,685 $  1,096,375
 First Leisure Corp. plc..........................          250,000    1,356,913
 *Flextech plc....................................          183,000    1,838,272
 Geest plc........................................          375,000    1,670,825
 Glaxo Wellcome plc...............................          101,700    1,998,706
 Psion plc........................................          185,000    1,207,936
 Rolls-Royce plc..................................          412,949    1,625,810
 RTZ Corp. plc (Registered).......................          104,227    1,654,906
 TI Group plc.....................................          179,165    1,535,592
 TransTec plc.....................................          840,000    1,456,230
 Unilever plc.....................................           50,000    1,313,167
                                                                    ------------
                                                                      16,754,732
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $82,632,940)............                    96,378,446
--------------------------------------------------------------------------------
PREFERRED STOCKS (1.5%)
--------------------------------------------------------------------------------
BRAZIL (1.5%)
 Banco Itau S.A. (COST $1,224,142)................        3,000,000    1,622,155
--------------------------------------------------------------------------------
                                                         FACE
                                                        AMOUNT
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (5.2%)
--------------------------------------------------------------------------------
JAPAN (5.2%)
 Credit Saison Co. Ltd., Series 1, 0.50%,
  03/31/03........................................  JPY 200,000,000    1,827,491
 Denso Co., Series 4, 1.60%, 12/20/02.............      120,000,000    1,679,716
 Sony Corp., Series 4, 1.40%, 03/31/05............      225,000,000    2,117,960
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (COST $5,410,926).........                     5,625,167
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

                                                          NO. OF
                                                         WARRANTS     VALUE+

--------------------------------------------------------------------------------
WARRANTS (1.4%)
--------------------------------------------------------------------------------
INDIA (0.0%)
 *++(S)Oryx (India) Fund Ltd., expiring 12/31/99 (ac-
  quired 4/26/95, Cost $0)............................       6,000 $      1,500
--------------------------------------------------------------------------------
UNITED STATES (1.4%)
 *DMY/WS Warrants, expiring 5/15/97...................     102,500    1,575,938
--------------------------------------------------------------------------------
TOTAL WARRANTS (1.4%) (COST $856,962).................                1,577,438
--------------------------------------------------------------------------------
                                                           FACE
                                                          AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (3.8%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (3.8%)
 Chase Securities, Inc., 5.20%, dated 4/30/97, due
  5/1/97, to be repurchased at $4,096,592,
  collateralized by $4,119,451 of various U.S.
  Treasury Notes, 4.75%-6.125%, due 8/31/98-10/31/98,
  valued at $4,096,075 (COST $4,096,000)..............  $4,096,000    4,096,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $94,220,970) (a).....              109,299,206
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)..................                  (60,573)
--------------------------------------------------------------------------------
NET ASSETS (100%).....................................             $109,238,633
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


  +  See Note A to Financial Statements.
  *  Non-Income Producing Security.
 ++  Security is deemed illiquid.
  #  144A Security-Certain conditions for public resale may exist.
(S) Restricted as to public resale. Value of restricted securities at April 30,1997 was $201,500 or 0.18% of net assets. (Cost $419,550).
ADR  American Depositary Receipt
JPY  Japanese Yen

(a) The cost for federal income tax purposes was $94,220,970. At April 30,1997, net unrealized appreciation for all securities based on tax cost was $15,078,236. This consisted of aggregate gross unrealized appreciation for all securities of $20,777,155 and aggregate gross unrealized depreciation for all securities of $5,698,919.

   The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS--(CONTINUED)
April 30, 1997 (Unaudited)

  At April 30, 1997, sector diversification of the Portfolio was as follows:

                                                           % OF
                                                           NET        MARKET
SECTOR DIVERSIFICATION                                    ASSETS      VALUE
--------------------------------------------------------------------------------
Aerospace & Defense......................................   1.9%   $  2,085,600
Automotive...............................................   5.9       6,471,862
Banks....................................................   2.6       2,822,109
Basic Resources..........................................   2.4       2,611,273
Beverages, Food & Tobacco................................   3.5       3,834,211
Building Materials.......................................   0.5         536,827
Capital Equipment........................................   4.0       4,375,671
Consumer Durables........................................   3.3       3,613,049
Electronics..............................................  11.7      12,770,412
Energy...................................................   6.9       7,585,840
Entertainment & Leisure..................................   1.2       1,356,912
Financial Services.......................................  17.5      19,162,035
Manufacturing............................................   2.5       2,677,348
Metals...................................................   1.3       1,457,322
Multi-Industry...........................................   3.1       3,391,389
Office Equipment.........................................   2.6       2,862,271
Oil and Gas..............................................   1.3       1,366,439
Paper & Packaging........................................   1.5       1,593,266
Pharmaceuticals..........................................   2.8       3,055,223
Print and Publishing.....................................   1.3       1,381,887
Real Estate..............................................   1.5       1,626,646
Repurchase Agreement.....................................   3.8       4,096,000
Retail...................................................   0.9       1,036,524
Services.................................................   7.3       7,925,681
Technology...............................................   1.6       1,696,061
Telecommunications.......................................   3.8       4,203,625
Textiles & Apparel.......................................   1.1       1,243,362
Transportation...........................................   0.8         864,907
Utilities................................................   1.5       1,595,454
--------------------------------------------------------------------------------
  Total Investments...................................... 100.1 %  $109,299,206
Other Assets and Liabilities (Net).......................  (0.1)        (60,573)
--------------------------------------------------------------------------------
  Net Assets............................................. 100.0 %  $109,238,633
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
April 30, 1997 (Unaudited)

                                                         TS&W          TS&W
                                             TS&W        FIXED     INTERNATIONAL
                                            EQUITY      INCOME        EQUITY
                                           PORTFOLIO   PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------
ASSETS
 Investments, at Cost, Including Foreign
  Currency............................... $66,392,037 $62,607,734  $ 94,260,479
                                          =========== ===========  ============
 Investments, at Value................... $82,111,297 $62,308,975  $109,299,206
 Foreign Currency, at Value..............         --          --         36,147
 Cash....................................         706         502           187
 Receivable for Investments Sold.........   4,228,270         --            --
 Dividends Receivable....................      91,279         --        401,752
 Foreign Withholding Tax Reclaim
  Receivable.............................         --          --         95,501
 Interest Receivable.....................         486     813,580        11,525
 Other Assets............................         814         451         1,265
--------------------------------------------------------------------------------
  Total Assets...........................  86,432,852  63,123,508   109,845,583
--------------------------------------------------------------------------------
LIABILITIES
 Payable for Investments Purchased.......         --          --        391,100
 Payable for Dividends Declared..........         --      309,550           --
 Payable for Investment Advisory Fees--
  Note B.................................      51,304      22,975        88,292
 Payable for Administrative Fees--Note C.      10,557       9,945        14,688
 Payable for Custodian Fees--Note D......       2,906       5,159        87,791
 Payable for Directors' Fees--Note G.....         952         885         1,215
 Payable for Account Services Fees--Note
  F......................................       1,236         624           591
 Other Liabilities.......................      17,654      18,876        23,273
--------------------------------------------------------------------------------
  Total Liabilities......................      84,609     368,014       606,950
--------------------------------------------------------------------------------
NET ASSETS............................... $86,348,243 $62,755,494  $109,238,633
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
 Paid in Capital......................... $65,544,361 $63,360,126  $ 93,561,460
 Undistributed (Overdistributed) Net
  Investment Income......................     135,540      (7,168)      271,313
 Accumulated Net Realized Gain (Loss)....   4,949,082    (298,705)      345,035
 Unrealized Appreciation/Depreciation....  15,719,260    (298,759)   15,060,825
--------------------------------------------------------------------------------
NET ASSETS............................... $86,348,243 $62,755,494  $109,238,633
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES
 Shares Issued and Outstanding ($0.001
  par value) (Authorized 25,000,000).....   5,874,065   6,202,559     7,384,768
 Net Asset Value, Offering and Redemption
  Price Per Share........................ $     14.70 $     10.12  $      14.79
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W PORTFOLIOS
STATEMENT OF OPERATIONS
For the Six Months Ended April 30, 1997 (Unaudited)

                                                          TS&W          TS&W
                                               TS&W       FIXED     INTERNATIONAL
                                              EQUITY     INCOME        EQUITY
                                            PORTFOLIO   PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------
INVESTMENT INCOME
 Dividends................................. $  985,824 $       --    $1,034,703
 Interest..................................    119,776   1,997,506      133,735
 Less: Foreign Taxes Withheld..............        --          --     (125,402)
---------------------------------------------------------------------------------
  Total Income.............................  1,105,600   1,997,506    1,043,036
---------------------------------------------------------------------------------
EXPENSES
 Investment Advisory Fees--Note B..........    320,884     137,830      539,756
 Administrative Fees--Note C...............     68,744      53,560       88,957
 Registration and Filing Fees..............      6,398       7,252       12,080
 Custodian Fees--Note D....................      3,816       3,086       49,309
 Audit Fees................................      6,793       7,227        7,254
 Legal Fees................................      3,642       2,669        4,263
 Printing Fees.............................      5,582       5,681        5,502
 Directors' Fees--Note G...................      1,569       1,416        1,915
 Account Services Fees--Note F.............      1,236         624          591
 Other Expenses............................      2,855       2,429        4,413
---------------------------------------------------------------------------------
  Total Expenses...........................    421,519     221,774      714,040
 Expense Offset--Note A....................        --          --         (322)
---------------------------------------------------------------------------------
  Net Expenses.............................    421,519     221,774      713,718
---------------------------------------------------------------------------------
NET INVESTMENT INCOME......................    684,081   1,775,732      329,318
---------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
 Investments...............................  4,996,830    (127,827)     344,641
 Foreign Exchange Transactions.............        --          --           949
---------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN EXCHANGE
 TRANSACTIONS..............................  4,996,830    (127,827)     345,590
---------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
 Investments...............................  3,519,591    (973,422)   4,979,801
 Foreign Exchange Translations.............        --          --      (16,900)
---------------------------------------------------------------------------------
TOTAL NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION.................  3,519,591    (973,422)   4,962,901
---------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN
 EXCHANGE TRANSACTIONS.....................  8,516,421  (1,101,249)   5,308,491
---------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS................................ $9,200,502 $   674,483   $5,637,809
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                           ENDED
                                                         APRIL 30,    YEAR ENDED
                                                           1997      OCTOBER 31,
                                                        (UNAUDITED)      1996
----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net Investment Income................................  $   684,081  $  1,391,299
 Net Realized Gain....................................    4,996,830     6,684,146
 Net Change in Unrealized Appreciation/Depreciation...    3,519,591     5,430,617
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions..............................................    9,200,502    13,506,062
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income................................     (738,497)   (1,354,955)
 Net Realized Gain....................................   (6,706,841)   (1,593,944)
----------------------------------------------------------------------------------
  Total Distributions.................................   (7,445,338)   (2,948,899)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular......................................    4,207,456    19,601,348
   --In Lieu of Cash Distributions....................    7,069,964     2,760,308
 Redeemed.............................................   (8,238,594)  (11,716,080)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions........    3,038,826    10,645,576
----------------------------------------------------------------------------------
 Total Increase.......................................    4,793,990    21,202,739
Net Assets:
 Beginning of Period..................................   81,554,253    60,351,514
----------------------------------------------------------------------------------
 End of Period (including undistributed net investment
  income of $135,540 and $189,956, respectively)......  $86,348,243  $ 81,554,253
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued.......................................      286,361     1,434,829
  In Lieu of Cash Distributions.......................      515,932       210,384
  Shares Redeemed.....................................     (559,918)     (854,647)
----------------------------------------------------------------------------------
                                                            242,375       790,566
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         SIX MONTHS
                                                            ENDED
                                                          APRIL 30,   YEAR ENDED
                                                            1997      OCTOBER 31,
                                                         (UNAUDITED)     1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income.................................  $ 1,775,732  $ 2,966,147
 Net Realized Gain (Loss)..............................     (127,827)     497,684
 Net Change in Unrealized Appreciation/Depreciation....     (973,422)    (872,322)
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations.      674,483    2,591,509
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income.................................   (1,776,356)  (2,959,603)
 In Excess of Net Investment Income....................          --        (6,544)
----------------------------------------------------------------------------------
  Total Distributions..................................   (1,776,356)  (2,966,147)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.......................................    4,704,500   17,967,704
   --In Lieu of Cash Distributions.....................    1,425,641    2,915,928
 Redeemed..............................................   (3,965,052)  (5,493,469)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.........    2,165,089   15,390,163
----------------------------------------------------------------------------------
 Total Increase........................................    1,063,216   15,015,525
Net Assets:
 Beginning of Period...................................   61,692,278   46,676,753
----------------------------------------------------------------------------------
 End of Period (including overdistributed/distributions
  in excess of net investment income of $(7,168) and
  $(6,544), respectively) .............................  $62,755,494  $61,692,278
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued........................................      461,853    1,763,847
  In Lieu of Cash Distributions........................      139,368      284,741
  Shares Redeemed......................................     (386,239)    (541,108)
----------------------------------------------------------------------------------
                                                             214,982    1,507,480
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                          ENDED
                                                        APRIL 30,     YEAR ENDED
                                                           1997      OCTOBER 31,
                                                       (UNAUDITED)       1996
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net Investment Income...............................  $    329,318  $    785,452
 Net Realized Gain...................................       345,590       700,134
 Net Change in Unrealized Appreciation/Depreciation..     4,962,901     5,859,381
----------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Opera-
   tions.............................................     5,637,809     7,344,967
----------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net Investment Income...............................      (808,398)     (847,432)
 Net Realized Gain...................................      (639,370)          --
----------------------------------------------------------------------------------
  Total Distributions................................    (1,447,768)     (847,432)
----------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS: (1)
 Issued--Regular.....................................    11,521,034    21,166,664
   --In Lieu of Cash Distributions...................     1,434,895       837,181
 Redeemed............................................   (11,246,629)   (2,715,197)
----------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions.......     1,709,300    19,288,648
----------------------------------------------------------------------------------
 Total Increase......................................     5,899,341    25,786,183
Net Assets:
 Beginning of Period.................................   103,339,292    77,553,109
----------------------------------------------------------------------------------
 End of Period (including undistributed net invest-
  ment income of $271,313 and $750,393, respective-
  ly)................................................  $109,238,633  $103,339,292
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
(1)Shares Issued and Redeemed:
  Shares Issued......................................       790,798     1,532,523
  In Lieu of Cash Distributions......................       100,342        63,761
  Shares Redeemed....................................      (771,447)     (196,067)
----------------------------------------------------------------------------------
                                                            119,693     1,400,217
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

TS&W EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED                                         JULY 17,***
                           APRIL 30,       YEARS ENDED OCTOBER 31,           1992 TO
                             1997      ----------------------------------  OCTOBER 31,
                          (UNAUDITED)   1996     1995     1994     1993       1992
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 14.48    $ 12.47  $ 11.23  $ 11.02  $  9.65    $10.00
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.12       0.26     0.23     0.19     0.14      0.02
 Net Realized and
  Unrealized Gain
  (Loss)................       1.44       2.34     1.34     0.33     1.36     (0.35)
----------------------------------------------------------------------------------------
  Total From Investment
   Operations...........       1.56       2.60     1.57     0.52     1.50     (0.33)
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.13)     (0.26)   (0.22)   (0.18)   (0.13)    (0.02)
 Net Realized Gain......      (1.21)     (0.33)   (0.11)   (0.13)     --        --
----------------------------------------------------------------------------------------
  Total Distributions...      (1.34)     (0.59)   (0.33)   (0.31)   (0.13)    (0.02)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 14.70    $ 14.48  $ 12.47  $ 11.23  $ 11.02    $ 9.65
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN............      11.47%**   21.45%   14.32%    4.82%   15.62%    (3.30)%+**
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $86,348    $81,554  $60,352  $38,379  $30,953    $7,233
Ratio of Expenses to
 Average Net Assets.....       0.99%*     1.01%    1.01%    1.10%    1.22%     1.25%*
Ratio of Net Investment
 Income to Average Net
 Assets.................       1.60%*     1.93%    2.04%    1.74%    1.51%     1.25%*
Portfolio Turnover Rate.         13%        40%      17%      23%      23%       17%
Average Commission Rate
 #......................    $0.0626    $0.0692      N/A      N/A      N/A       N/A
----------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser............        N/A        N/A      N/A      N/A      N/A    $ 0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       0.99%*     1.01%    0.99%     N/A      N/A       N/A
----------------------------------------------------------------------------------------

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

TS&W FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED                                          JULY 17,***
                           APRIL 30,       YEARS ENDED OCTOBER 31,            1992 TO
                             1997      -----------------------------------  OCTOBER 31,
                          (UNAUDITED)   1996     1995     1994      1993       1992
----------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 10.30    $ 10.42  $  9.60  $ 10.75   $ 10.09    $10.00
----------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.29       0.56     0.56     0.47      0.44      0.06
 Net Realized and
  Unrealized Gain
  (Loss)................      (0.18)     (0.12)    0.82    (1.05)     0.68      0.07
----------------------------------------------------------------------------------------
  Total From Investment
   Operations...........       0.11       0.44     1.38    (0.58)     1.12      0.13
----------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.29)     (0.56)   (0.56)   (0.47)    (0.46)    (0.04)
 Net Realized Gain......        --         --       --     (0.10)      --        --
----------------------------------------------------------------------------------------
  Total Distributions...      (0.29)     (0.56)   (0.56)   (0.57)    (0.46)    (0.04)
----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................    $ 10.12    $ 10.30  $ 10.42  $  9.60   $ 10.75    $10.09
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL RETURN............       1.12%**    4.40%   14.73%   (5.46)%   11.31%     1.31%+**
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (Thousands).....    $62,755    $61,692  $46,677  $32,118   $28,987    $9,385
Ratio of Expenses to
 Average Net Assets.....       0.72%*     0.77%    0.76%    1.02%     1.15%     1.30%*
Ratio of Net Investment
 Income to Average Net
 Assets.................       5.80%*     5.50%    5.56%    4.73%     4.39%     4.70%*
Portfolio Turnover Rate.         16%        59%      25%      27%       83%        5%
----------------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..        N/A        N/A      N/A      N/A       N/A    $ 0.02
Ratio of Expenses to
 Average Net Assets
 Including Expense
 Offsets................       0.72%*     0.77%    0.75%     N/A       N/A       N/A
----------------------------------------------------------------------------------------

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.

    The accompanying notes are an integral part of the financial statements.

TS&W INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA & RATIOS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                          SIX MONTHS
                             ENDED                                  DECEMBER 18,***
                           APRIL 30,    YEARS ENDED OCTOBER 31,         1992 TO
                             1997       --------------------------    OCTOBER 31,
                          (UNAUDITED)     1996     1995     1994         1993
-----------------------------------------------------------------------------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........   $  14.22     $  13.22  $ 13.85  $ 12.54      $ 10.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT
 OPERATIONS
 Net Investment Income..       0.04         0.10     0.13     0.07         0.05
 Net Realized and
  Unrealized Gain
  (Loss)................       0.73         1.04    (0.31)    1.29         2.49
-----------------------------------------------------------------------------------
  Total From Investment
   Operations...........       0.77         1.14    (0.18)    1.36         2.54
-----------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income..      (0.11)       (0.14)   (0.09)   (0.05)         --
 Net Realized Gain......      (0.09)         --     (0.36)     --           --
-----------------------------------------------------------------------------------
  Total Distributions...      (0.20)       (0.14)   (0.45)   (0.05)         --
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................   $  14.79     $  14.22  $ 13.22  $ 13.85      $ 12.54
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
TOTAL RETURN............       5.44%**      8.71%    1.11%   10.87%       25.40%+**
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
RATIO AND SUPPLEMENTAL
 DATA
Net Assets, End of Pe-
 riod (Thousands).......   $109,239     $103,339  $77,553  $49,362      $28,030
Ratio of Expenses to Av-
 erage Net Assets.......       1.32%*       1.35%    1.32%    1.38%        1.37%*
Ratio of Net Investment
 Income to Average Net
 Assets.................       0.61%*       0.84%    1.29%    0.70%        1.02%*
Portfolio Turnover Rate.         26%          25%      23%      30%          11%
Average Commission Rate
 #......................   $ 0.0004     $ 0.0015      N/A      N/A          N/A
-----------------------------------------------------------------------------------
Voluntarily Waived Fees
 and Expenses Assumed by
 the Adviser Per Share..        N/A          N/A      N/A      N/A      $  0.02
Ratio of Expenses to Av-
 erage Net Assets In-
 cluding Expense Off-
 sets...................       1.32%*       1.34%    1.30%     N/A          N/A
-----------------------------------------------------------------------------------

  * Annualized.
 ** Not Annualized.
*** Commencement of Operations.
  + Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period indicated.
  # For fiscal years beginning on or after September 1, 1995, a portfolio is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.

    The accompanying notes are an integral part of the financial statements.

                                TS&W PORTFOLIOS

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

UAM Funds, Inc. and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio (the "Portfolios"), portfolios of UAM Funds, Inc., are diversified, open-end management investment companies. At April 30, 1997, the UAM Funds were composed of forty-two active portfolios. The financial statements of the remaining portfolios are presented separately. The objective of the TS&W Portfolios is as follows:

  TS&W EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies.

  TS&W FIXED INCOME PORTFOLIO seeks to provide maximum long-term total return with reasonable risk to principal, by investing primarily in investment grade fixed income securities of varying maturities.

  TS&W INTERNATIONAL EQUITY PORTFOLIO seeks to provide maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-United Stated issuers on a world-wide basis.

A. SIGNIFICANT ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Portfolios in the preparation of their financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

  1. SECURITY VALUATION: Equity securities listed on a United States securities exchange for which market quoatations are readily available are valued at the last quoted sales price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the bid price on such day. Securities listed on a foreign exchange are valued at their closing price. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted equity securities are valued at a price not exceeding the current asked price nor less than the current bid price. Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quoatations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

  2. FEDERAL INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

  The TS&W International Equity Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The TS&W International Equity Portfolio accrues such taxes as appropriate.

                                TS&W PORTFOLIOS

  At October 31, 1996, the TS&W Fixed Income Portfolio had available a capital loss carryover for Federal income tax purposes, of $139,432, which will expire on October 31, 2003. For the year ended October 31, 1996, the TS&W Fixed Income Portfolio and the TS&W International Equity Portfolio utilized capital loss carryover for Federal income tax purposes of $517,685 and $63,911 respectively.

  3. REPURCHASE AGREEMENTS: In connection with transactions involving repurchase agreements, the Portfolios' custodian bank takes possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, each Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

  4. FOREIGN CURRENCY TRANSLATION: The books and records of the TS&W International Equity Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The TS&W International Equity Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gain and loss on investments on the statement of operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the TS&W International Equity Portfolio's books and the U.S. dollar equivalent amounts actually received or paid.

  5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The TS&W International Equity Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the TS&W International Equity Portfolio as unrealized gain or loss. The TS&W International Equity Portfolio recognizes realized gain or loss when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                TS&W PORTFOLIOS

  6. DISTRIBUTIONS TO SHAREHOLDERS: The TS&W Equity Portfolio will normally distribute substantially all of its net investment income quarterly. The TS&W Fixed Income Portfolio will normally distribute substantially all of its net investment income monthly. The TS&W International Equity Portfolio will normally distribute substantially all of its net investment income annually. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

  The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, and for the timing of the recognition of gains or losses on investments.

  Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

  Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

  7. OTHER: Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized using the effective yield basis over their respective lives. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolios have been increased to include expense offsets for custodian balance credits, if any.

B. ADVISORY SERVICES: Under the terms of an investment advisory agreement, Thompson, Siegal & Walmsley, Inc. (the "Adviser"), a wholly-owned subsidiary of United Asset Management Corporation ("UAM"), provides investment advisory services to each Portfolio at a fee calculated at an annual rate of average daily net assets, as follows:

   TS&W PORTFOLIOS                                                         RATE
   ---------------                                                         -----
   Equity................................................................. 0.75%
   Fixed Income........................................................... 0.45%
   International Equity................................................... 1.00%

C. ADMINISTRATION SERVICES: UAM Fund Services, Inc. (the "Administrator"), a wholly-owned subsidiary of UAM, provides and oversees administrative, fund accounting, dividend disbursing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). Pursuant to the Agreement, the Administrator is entitled to receive annual fees, computed daily and payable monthly, of 0.19% of the first $200 million of the combined aggregate net assets; plus 0.11% of the next $800 million of the combined aggregate net assets; plus 0.07% of the next $2 billion of the combined aggregate net assets; plus 0.05% of the combined aggregate net assets in excess of $3 billion. The fees are allocated among the portfolios of the UAM Funds on the basis of their relative net assets and are subject to a graduated minimum fee schedule per portfolio which

                                TS&W PORTFOLIOS
rises from $2,000 per month, upon inception of a portfolio, to $70,000 annually after two years. For portfolios with more than one class of shares, the minimum annual fee increases to $90,000. In addition, the Administrator receives a Portfolio-specific monthly fee of 0.06%, 0.04% and 0.06% of average daily net assets for the TS&W Equity Portfolio, TS&W Fixed Income Portfolio and TS&W International Equity Portfolio, respectively. The Administrator has entered into a Mutual Funds Service Agreement with Chase Global Funds Services Company ("CGFSC"), an affiliate of The Chase Manhattan Bank, under which CGFSC agrees to provide certain services, including but not limited to, administration, fund accounting, dividend disbursing and transfer agent services. Pursuant to the Mutual Funds Service Agreement, the Administrator pays CGFSC a monthly fee. For the six months ended April 30, 1997, UAM Fund Services, Inc. earned the following amounts from the Portfolios as Administrator, and paid the following portion to CGFSC for its services as sub-Administrator:

                                                     ADMINISTRATION PORTION PAID
   TS&W PORTFOLIOS                                        FEES        TO CGFSC
   ---------------                                   -------------- ------------
   Equity...........................................    $68,744       $43,498
   Fixed Income.....................................     53,560        41,321
   International Equity.............................     88,957        56,571

D. CUSTODIAN: The Chase Manhattan Bank, an affiliate of CGFSC, is custodian for the Portfolios' assets held in accordance with the custodian agreement.

E. DISTRIBUTION SERVICES: UAM Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of UAM, distributes the shares of the Portfolios. The Distributor does not receive any fee or other compensation with respect to the Portfolios.

F. ACCOUNT SERVICES: Effective February 28, 1997, the UAM Funds entered into an Account Services Agreement (the "Services Agreement") with UAM Retirement Plan Services, Inc. (the "Service Provider"), a wholly-owned subsidiary of UAM. Under the Services Agreement, the Service Provider agrees to perform certain services for participants in a self-directed, defined contribution plan, and for whom the Service Provider provides participant recordkeeping. Pursuant to the Services Agreement, the Service Provider is entitled to receive, after the end of each month, a fee at the annual rate of 0.15% of the average aggregate daily net asset value of shares of the UAM Funds in the accounts for which they provide services.

G. DIRECTORS' FEES: Each Director, who is not an officer or affiliated person, receives $2,000 per meeting attended, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $150 for each active portfolio of the UAM Funds and reimbursement of expenses incurred in attending Board meetings.

                                TS&W PORTFOLIOS

H. PURCHASES AND SALES: For the six months ended April 30, 1997, purchases and sales of investment securities other than long-term U.S. Government and agency securities and short-term securities were:

   TS&W PORTFOLIOS                                        PURCHASES     SALES
   ---------------                                       ----------- -----------
   Equity............................................... $ 9,722,546 $15,269,685
   Fixed Income.........................................   4,497,910   1,895,942
   International Equity.................................  27,879,451  27,864,591

Purchases and sales of long-term U.S. Government and agency securities were $8,859,709 and $7,140,593, respectively, for the TS&W Fixed Income Portfolio. There were no purchases or sales of long-term U.S. Government and agency securities for the TS&W Equity Portfolio and the TS&W International Equity Portfolio.

I. LINE OF CREDIT: The Portfolios, along with certain other Portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of Capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 1/8th of 1% per annum, payable at the end of each calendar quarter, is accrued by each participating Portfolio based on its average daily unused portion of the line of credit. During the six months ended April 30, 1997, the Portfolios had no borrowings under the agreement.

J. OTHER: At April 30, 1997, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares outstanding for each Portfolio was as follows:

                                                             NO. OF        %
   TS&W PORTFOLIOS                                        SHAREHOLDERS OWNERSHIP
   ---------------                                        ------------ ---------
   Equity................................................       2        25.7%
   Fixed Income..........................................       1        12.9%

At April 30, 1997, the net assets of the TS&W International Equity Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.